As filed with the Securities and Exchange Commission on June 15, 2018

Registration Nos. 33-29180

and 811-05823

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM N-1A

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933
POST-EFFECTIVE AMENDMENT NO. 60

AND

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940

AMENDMENT NO. 62

DOMINI INVESTMENT TRUST

(Exact Name of Registrant as Specified in Charter)

180 Maiden Lane, Suite 1302, New York, New York 10038-4925

(Address of Principal Executive Offices)

Registrant’s Telephone Number, including Area Code: 212-217-1100

Amy Domini Thornton

Domini Impact Investments LLC

180 Maiden Lane, Suite 1302

New York, New York 10038-4925

(Name and Address of Agent for Service)

Copy To:

Roger P. Joseph, Esq.

Morgan Lewis & Bockius LLP

One Federal Street

Boston, Massachusetts 02110

It is requested that this filing become effective on June 15, 2018, pursuant to paragraph (b) of Rule 485 under the Securities Act of 1933, as amended.

DOMINI IMPACT EQUITY FUNDSM

INVESTOR SHARES (DSEFX), CLASS A SHARES (DSEPX),

CLASS R SHARES (DSFRX), INSTITUTIONAL SHARES (DIEQX)

DOMINI IMPACT INTERNATIONAL EQUITY FUNDSM

INVESTOR SHARES (DOMIX), CLASS A SHARES (DOMAX),

INSTITUTIONAL SHARES (DOMOX), AND CLASS Y SHARES (DOMYX)

DOMINI IMPACT BOND FUNDSM

INVESTOR SHARES (DSBFX), INSTITUTIONAL SHARES (DSBIX), AND CLASS Y SHARES (DSBYX)

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a crime.

TABLE OF CONTENTS

2	The Domini Funds at a Glance
A summary of each Domini Fund’s investment objective, fees and expenses, portfolio turnover, investment strategies, risks, investment results, and management.

2	Domini Impact Equity Fund

10	Domini Impact International Equity Fund

18	Domini Impact Bond Fund

27	Purchase and Sale of Fund Shares, Tax Information, and Payments to Broker-Dealers and Other Financial Intermediaries

28	More on the Funds’ Investment Objectives and Strategies

41	More on the Risks of Investing in the Funds

53	Impact Investing

56	Portfolio Holdings Information

56	Who Manages the Funds?

60	The Funds’ Distribution Plan

A-1	Shareholder Manual
Information about buying, selling, and exchanging shares of the Funds, how Fund shares are valued, Fund distributions, the tax consequences of an investment in a Fund, and how applicable sales charges are calculated.

B-1	Financial Highlights

C-1	Intermediary-Defined Sales Charge Waiver Policies

D-1	For Additional Information

THE DOMINI FUNDS AT A GLANCE

DOMINI IMPACT EQUITY FUNDSM

Investment objective: The Fund seeks to provide its shareholders with long-term total return.

Fees and expenses of the Fund: The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for Class A sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Investor or Class A shares of each Domini Fund, except the Domini Impact Bond Fund. More information about these and other discounts is available from your financial professional or in the Fund’s prospectus on page A-16 under the heading “How Sales Charges Are Calculated for Class A Shares” and on page C-1 under the heading “Intermediary-Defined Sales Charge Waiver Policies,” and in the Fund’s Statement of Additional Information (“SAI”) on page 36 under the heading “Additional Information Regarding Class A Sales Charges.” If you invest in Institutional or Class R shares of the Fund through an investment professional or financial intermediary, that investment professional or financial intermediary may charge you a commission in an amount determined and separately disclosed to you by that investment professional or financial intermediary.

Shareholder fees (paid directly from your investment)
Share classes	Investor	Class A			Institutional	Class R
Maximum sales charge (load) imposed on purchases as a percentage of offering price	None		4.75%		None	None
Maximum sales charge (load) imposed on purchases as a percentage of purchase or redemption	None	$	None (under 1 million)	[1]	None	None
Redemption fee on shares held less than 30 days (as a percentage of amount redeemed, if applicable)	2.00%		2.00%		2.00%	2.00%
Paper document delivery fee (choose e-delivery to avoid this fee)[2]	$15/year		$15/year		$15/year	$15/year

Annual Fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Share classes	Investor	Class A	Institutional	Class R
Management fees[3]	0.24%	0.24%	0.24%	0.24%
Distribution (12b-1) fees	0.25%	0.25%	None	None
Other expenses
Sponsorship fee	0.45%	0.45%	0.45%	0.45%
Other miscellaneous expenses	0.15%	0.47%	0.05%	0.11%
Total other expenses	0.60%	0.92%	0.50%	0.56%
Total annual Fund operating expenses	1.09%	1.41%	0.74%	0.80%
Fee waiver and expense reimbursements[4]	0.00%	-0.32%	0.00%	0.00%
Total annual Fund operating expenses after fee waiver and expense reimbursements	1.09%	1.09%	0.74%	0.80%

1	Investments of $1 million or more are not subject to a front-end sales charge, but generally will be subject to a deferred sales charge of 1.00% if redeemed within one year of purchase.

2	Paper document delivery fee applies to direct Fund accounts with balances below $10,000 and may be avoided by choosing e-delivery of Fund statements, prospectuses, and reports.

3	Restated to reflect current fees.

4	The Fund’s adviser has contractually agreed to waive certain fees and/or reimburse certain ordinary operating expenses in order to limit Class A and Institutional share expenses to 1.09% and 0.74%, respectively. The Class A share agreement expires on November 30, 2019, absent an earlier modification by the Fund’s Board. The Institutional share agreement expires on November 30, 2018, absent an earlier modification by the Fund’s Board.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, that your investment has a 5% return each year, and that the Fund’s operating expenses (reflecting applicable contractual fee waivers and expense reimbursement arrangements) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be as follows:

Share classes (whether or not shares are redeemed)	1 Year	3 Years	5 Years	10 Years
Investor	$111	$347	$601	$1,329
Class A	$581	$870	$1,180	$2,059
Institutional	$76	$237	$411	$918
Class R	$82	$255	$444	$990

Portfolio turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance but are already reflected in its total returns. During the most recent fiscal year, the Fund’s portfolio turnover rate was 85% of the average value of its portfolio.

Principal investment strategies: Under normal circumstances, the Fund primarily invests in the equity securities of mid- and large-capitalization U.S. companies. Under normal circumstances, at least 80% of the Fund’s net assets (plus the amount of borrowings, if any, for investment purposes) will be invested in equity securities and related investments with similar economic characteristics including derivative instruments such as futures and options. For purposes of the Fund’s investment policies, equity securities include common stocks, depositary receipts, warrants, rights, preferred shares, equity interests in real estate investment trusts (REITs), and funds that invest primarily in equity securities. The Fund may also invest in companies organized or traded outside the U.S. In the course of pursuing their financial objectives, impact investors seek to use their investments to create a more fair and sustainable world. Domini believes that by factoring social and environmental sustainability standards into their investment decisions, investors can encourage greater corporate accountability. Domini evaluates the Fund’s potential investments against its social and environmental standards based on the businesses in which an issuer engages, as well as on the quality of the issuer’s relations with key stakeholders, including communities, customers, ecosystems, employees, investors, and suppliers. Domini’s interpretation and application of its social and environmental standards are subjective and may evolve over time. The Fund’s subadviser uses a proprietary quantitative model to select investments from among those which Domini has notified the subadviser are eligible for investment, seeking to build the most attractive portfolio by purchasing the most attractive stocks (as determined by the subadviser’s model) and selling the least attractive stocks (as determined by the subadviser’s model). The Fund also will sell securities that no longer meet Domini’s social and environmental standards.

Principal Risks: Risk is inherent in all investing. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly in the short and long term. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose all or part of your investment in the Fund or your investment may not perform as well as other similar investments. There is no guarantee that the Fund’s investment objective will be achieved. The following is a summary description of certain risks of investing in the Fund.

•

Cybersecurity Risk. Cybersecurity failures or breaches by the Fund’s adviser, transfer agent, distributor, custodian, fund accounting agent and other service providers may disrupt Fund operations, interfere with the Fund’s ability to calculate its NAV, prevent Fund shareholders from purchasing, redeeming or exchanging shares or receiving distributions, cause loss of or unauthorized access to private shareholder information, and result in financial losses, regulatory fines, penalties, reputational damage, or additional compliance costs.

•

Foreign Investing Risk. Investments in foreign regions or in securities of issuers with significant exposure to foreign markets may be more volatile and less liquid than U.S. investments due to adverse political, social, and economic developments, such as nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, terrorism and political or financial instability; regulatory differences such as accounting, auditing, and financial reporting standards and practices; natural disasters; and the degree of government oversight and supervision.

•

Impact Investing Risk. The application of the adviser’s social and environmental standards will affect the Fund’s exposure to certain issuers, industries, sectors, regions, and countries and may impact the relative financial performance of the Fund — positively or negatively — depending on whether such investments are in or out of favor.

•

Information Risk. There is a risk that information used by the adviser to evaluate the social and environmental performance of issuers, industries, markets, sectors, and regions may not be readily available, complete, or accurate, which could negatively impact the adviser’s ability to apply its social and environmental standards, which may negatively impact Fund performance. This may also lead the Fund to avoid investment in certain issuers, industries, markets, sectors, or regions.

•

Market Risk. The value of Fund securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets or adverse investor sentiment. If the value of the securities owned by the Fund fall, the value of your investment will decline. In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These conditions may continue, recur, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars and terror attacks); measures to address budget deficits; downgrading of sovereign debt; declines in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment. The U.S. government and the Federal Reserve, as well as certain foreign governments and their central banks, have taken steps to support financial markets, including by keeping interest rates at historically low levels. This and other government intervention may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has reduced its market support activities and recently has begun raising interest rates. Certain foreign governments and central banks are implementing so-called negative interest rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the Fund invests.

•

Mid- to Large-Cap Companies Risk. The market prices of companies at different capitalization levels may go up or down due to general market conditions and cycles. The value of your investment will be affected by the Fund’s exposure to mid- and large-cap companies.

•

Portfolio Turnover Risk. If the Fund does a lot of trading it may incur additional operating expenses which would reduce performance, and could cause shareowners to incur a higher level of taxable income or capital gains.

•

Redemption Risk. The Fund may experience heavy redemptions that could cause it to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline.

•

Technology and Other Market Segment Risk. The Fund may hold a large percentage of securities in a single market sector (e.g., technology). To the extent a Fund holds a large percentage of securities in a single sector, its performance will be tied closely to and affected by the performance of that sector, and the Fund will be subject to a greater degree to any market price movements, regulatory or technological change, economic conditions or other developments or risks affecting such market sector than a fund without the same focus. Securities in the technology sector, such as information technology, communications equipment, computer hardware and software, and office and scientific equipment, are generally subject to risks of rapidly evolving technology, short product lives, rates of corporate expenditures, falling prices and profits, competition from new market entrants, and general economic conditions.

•

Style Risk. The value of your investment may decrease if the subadviser’s quantitative investment approach does not respond well to current market conditions or its judgment regarding the quality, value, or market trends affecting a particular security, industry, sector or region is incorrect. The subadviser’s quantitative model relies upon a complex software system, and failure of the system to function or the presence of software errors could have an adverse impact on the value of Fund performance.

•

Valuation Risk. The sales price the Fund could receive for any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology. Investors who purchase or redeem Fund shares on days when the Fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the Fund had not fair-valued the securities or had used a different valuation methodology. The Fund’s ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.

These and other risks are discussed in more detail later in this prospectus or in the SAI. Please note that there are many other factors that could adversely affect your investment and that could prevent the Fund from achieving its goals.

Investment results: The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year for Investor shares and by showing how the Fund’s average annual total returns for 1, 5, and 10 years compare with those of a broad measure of market performance, the Standard and Poor’s 500 Index (S&P 500), an unmanaged index of common stocks. The returns for each class of the Fund will differ from Investor shares because of the different expenses applicable to those share classes. The returns presented in the table for periods prior to the inception of the Class A and Institutional shares, are those of the Investor shares. Class A shares and Institutional shares commenced operations on November 28, 2008.

These returns have not been adjusted to take into account the lower expenses applicable to Class A and Institutional shares, but for Class A shares, the returns in the table reflect a deduction for the maximum sales charge. Updated information on the Fund’s investment results can be obtained by visiting www.domini.com/performance or by calling 1-800-582-6757.

The Fund’s past results (before and after taxes) are not necessarily an indication of how the Fund will perform in the future.

Highest/lowest quarterly results during this time period were: 20.58% (quarter ended 6/30/09) and –24.04% (quarter ended 12/31/08). The Fund’s year-to-date results as of the most recent calendar quarter ended 3/31/18 were –0.70%.

Average annual total returns for periods ended December 31, 2017 (with maximum sales charge for Class A shares)
	1 Year	5 Years	10 Years
Domini Impact Equity Fund
Investor shares:
Return before taxes	15.42%	12.51%	6.83%
Return after taxes on distributions	14.02%	11.27%	6.18%
Return after taxes on distributions and sale of shares	9.85%	9.84%	5.43%
Class A shares return before taxes	9.96%	11.41%	6.31%
Institutional shares return before taxes	15.80%	12.93%	6.83%
Class R shares return before taxes	15.85%	12.87%	7.19%
Class Y shares return before taxes	15.42%	12.51%	6.83%
S&P 500 (reflects no deduction for fees, expenses, or taxes)	21.83%	15.79%	8.50%

After-tax returns are shown only for Investor shares; after-tax returns for other share classes will vary. After-tax returns are calculated using the highest individual marginal federal income tax rates in effect during each year of the periods shown and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your individual tax situation and likely will differ from the results shown above. In addition, after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as a 401(k) plan or individual retirement account (IRA).

Investment adviser: Domini Impact Investments LLC

Subadviser: Wellington Management Company LLP (“Wellington Management”)

Portfolio manager: Donald S. Tunnell, Senior Managing Director, Co-Director of the Quantitative Investment Group, and Director of Quantitative Research of Wellington Management, has served as portfolio manager for the Domini Impact Equity Fund since May 2009.

For important information about purchase and sale of Fund shares, tax information, and financial intermediary compensation, please turn to “Purchase and Sale of Fund Shares, Tax Information, and Payments to Broker-Dealers and Other Financial Intermediaries” on page 27 of the Fund’s prospectus.

DOMINI IMPACT INTERNATIONAL EQUITY FUNDSM

Investment objective: The Fund seeks to provide its shareholders with long-term total return.

Fees and expenses of the Fund: The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for Class A sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Investor or Class A shares of each Domini Fund, except the Domini Impact Bond Fund. More information about these and other discounts is available from your financial professional or in the Fund’s prospectus on page A-16 under the heading “How Sales Charges Are Calculated for Class A Shares” and on page C-1 under the heading “Intermediary-Defined Sales Charge Waiver Policies,” and in the Fund’s Statement of Additional Information (“SAI”) on page 36 under the heading “Additional Information Regarding Class A Sales Charges.” If you invest in Institutional or Class Y shares of the Fund through an investment professional or financial intermediary, that investment professional or financial intermediary may charge you a commission in an amount determined and separately disclosed to you by that investment professional or financial intermediary.

Shareholder fees (paid directly from your investment)
Share classes	Investor	Class A			Institutional	Class Y
Maximum sales charge (load) imposed on purchases as a percentage of offering price	None		4.75%		None	None
Maximum sales charge (load) imposed on purchases as a percentage of purchase or redemption	None	$	None (under 1 million)	[1]	None	None
Redemption fee on shares held less than 30 days (as a percentage of amount redeemed, if applicable)	2.00%		2.00%		2.00%	2.00%
Paper document delivery fee (choose e-delivery to avoid this fee)[2]	$15/year		$15/year		$15/year	$15/year

Annual Fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Share classes	Investor	Class A	Institutional	Class Y
Management fees[3]	0.90%	0.90%	0.90%	0.90%
Distribution (12b-1) fees	0.25%	0.25%	None	None
Other expenses	0.28%	0.35%	0.14%	0.23%
Total annual Fund operating expenses	1.43%	1.50%	1.04%	1.13%
Fee waiver and expense reimbursements[4]	0.00%	-0.07%	0.00%	0.00%
Total annual Fund operating expenses after fee waiver and expense reimbursements	1.43%	1.43%	1.04%	1.13%

1	Investments of $1 million or more are not subject to a front-end sales charge, but generally will be subject to a deferred sales charge of 1.00% if redeemed within one year of purchase.

2	Paper document delivery fee applies to direct Fund accounts with balances below $10,000 and may be avoided by choosing e-delivery of Fund statements, prospectuses, and reports.

3	Restated to reflect current fees.

4	The Fund’s adviser has contractually agreed to waive certain fees and/or reimburse certain ordinary operating expenses in order to limit Class A share expenses to 1.43%. The agreement expires on November 30, 2018, absent an earlier modification by the Fund’s Board.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, that your investment has a 5% return each year, and that the Fund’s operating expenses (reflecting applicable contractual fee waivers and expense reimbursement arrangements) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be as follows:

Share classes (whether or not shares are redeemed)	1 Year	3 Years	5 Years	10 Years
Investor	$146	$452	$782	$1,713
Class A	$614	$920	$1,248	$2,175
Institutional	$106	$331	$574	$1,271
Class Y	$115	$359	$622	$1,375

Portfolio turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance but are already reflected in its total returns. During the most recent fiscal year, the Fund’s turnover rate was 73% of the average value of its portfolio.

Principal investment strategies: Under normal circumstances, the Fund primarily invests in the equity securities of mid- and large-capitalization companies located in Europe, the Asia-Pacific region, and throughout the rest of the world. Under normal circumstances, the Fund’s investments will be tied economically to at least 10 different countries other than the U.S and at least 40% of the Fund’s assets will be invested in companies tied economically to countries outside the U.S. Under normal circumstances, at least 80% of the Fund’s net assets (plus the amount of borrowings, if any, for investment purposes) will be invested in equity securities and related investments with similar economic characteristics including derivative instruments such as futures and options. For purposes of the Fund’s investment policies, equity securities include common stocks, depositary receipts, warrants, rights, preferred shares, equity interests in real estate investment trusts (REITs), and funds that invest primarily in equity securities. The Fund will primarily invest in companies tied economically to developed market countries throughout the world but may invest up to 10% of its assets in securities of issuers tied economically to emerging-market countries. In the course of pursuing their financial objectives, impact investors seek to use their investments to create a more fair and sustainable world. Domini believes that by factoring social and environmental sustainability standards into their investment decisions, investors can encourage greater corporate accountability. Domini evaluates the Fund’s potential investments against its social and environmental standards based on the businesses in which an issuer engages, as well as on the quality of the issuer’s relations with key stakeholders, including communities, customers, ecosystems, employees, investors, and suppliers. Domini’s interpretation and application of its social and environmental standards are subjective and may evolve over time. The Fund’s subadviser uses a proprietary quantitative model to select investments from among those which Domini has notified the subadviser are eligible for investment, seeking to build the most attractive portfolio by purchasing the most attractive stocks (as determined by the subadviser’s model) and selling the least attractive stocks (as determined by the subadviser’s model). The Fund also will sell securities that no longer meet Domini’s social and environmental standards.

Principal risks: Risk is inherent in all investing. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly in the short and long term. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose all or part of your investment in the Fund or your investment may not perform as well as other similar investments. There is no guarantee that the Fund’s investment objective will be achieved. The following is a summary description of certain risks of investing in the Fund.

•

Country Risk. The Fund expects to diversify its investments among issuers with significant exposure to various countries throughout the world but it may hold a large number of securities whose issuers have exposure to a single country, including but not limited to Japan. Significant exposure to a single country would increase the risk that economic, political, and social conditions in that country will have a significant impact on Fund performance. The Japanese economy is highly dependent upon international trade, particularly with the United States and other Asian countries. In addition, the Japanese economy has been adversely affected by certain structural issues, including an aging population, an unstable financial sector, substantial government deficits, and natural and environmental disasters.

•

Currency Risk. Fluctuations between the U.S. dollar and foreign currency exchange rates could negatively affect the value of the Fund’s investments. The Fund will benefit when foreign currencies strengthen against the dollar and will be hurt when foreign currencies weaken against the dollar. Currency exchange rates can be volatile and are affected by factors such as general economic conditions, the actions of U.S. and foreign governments or central banks, the imposition of currency controls or restrictions and speculation.

•

Cybersecurity Risk. Cybersecurity failures or breaches by the Fund’s adviser, transfer agent, distributor, custodian, fund accounting agent and other service providers may disrupt Fund operations, interfere with the Fund’s ability to calculate its NAV, prevent Fund shareholders from purchasing, redeeming or exchanging shares or receiving distributions, cause loss of or unauthorized access to private shareholder information, and result in financial losses, regulatory fines, penalties, reputational damage, or additional compliance costs.

•

Financial Sector and Market Segment Risk. The Fund may hold a large percentage of securities in a single market sector (e.g., financials). To the extent a Fund holds a large percentage of securities in a single sector, its performance will be tied closely to and affected by the performance of that sector, and the Fund will be subject to a greater degree to any market price movements, regulator or technological change, economic conditions or other developments or risks affecting such market sector than a fund without the same focus. Issuers in the financial sector may be sensitive to changes in interest rates and general economic activity and are generally subject to extensive government regulation.

•

Foreign Investing and Emerging Markets Risk. Investments in foreign regions may be more volatile and less liquid than U.S. investments due to adverse political, social, and economic developments, such as nationalization or expropriation of assets, confiscatory taxation, terrorism and political or financial instability; regulatory differences, such as accounting, auditing, and financial reporting standards and practices; natural disasters; and the degree of government oversight and supervision. These risks may be heightened in connection with investments in emerging-market countries.

•

Impact Investing Risk. The application of the adviser’s social and environmental standards will affect the Fund’s exposure to certain issuers, industries, sectors, regions, and countries and may impact the relative financial performance of the Fund — positively or negatively — depending on whether such investments are in or out of favor.

•

Information Risk. There is a risk that information used by the adviser to evaluate the social and environmental performance of issuers, industries, markets, sectors, and regions may not be readily available, complete, or accurate, which could negatively impact the adviser’s ability to apply its social and environmental standards, which may negatively impact Fund performance. This may lead the Fund to avoid investment in certain issuers, industries, markets, sectors, or regions.

•

Market Risk. The value of Fund securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets or adverse investor sentiment. If the value of the securities owned by the Fund fall, the value of your investment will decline. In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These conditions may continue, recur, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars and terror attacks); measures to address budget deficits; downgrading of sovereign debt; declines in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment. The U.S. government and the Federal Reserve, as well as certain foreign governments and their central banks, have taken steps to support financial markets, including by keeping interest rates at historically low levels. This and other government intervention may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has reduced its market support activities and recently has begun raising interest rates. Certain foreign governments and central banks are implementing so-called negative interest rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the Fund invests.

•

Mid-to Large-Cap Companies Risk. The market prices of companies at different capitalization levels may go up or down due to general market conditions and cycles. The value of your investment will be affected by the Fund’s exposure to mid- and large-cap companies.

•

Portfolio Turnover Risk. If the Fund does a lot of trading it may incur additional operating expenses which would reduce performance, and could cause shareowners to incur a higher level of taxable income or capital gains.

•	Redemption Risk. The Fund may experience heavy redemptions that could cause it to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline.

•

Style Risk. The value of your investment may decrease if the subadviser’s quantitative investment approach does not respond well to current market conditions or its judgment regarding the quality, value, or market trends affecting a particular security, industry, sector, or region is incorrect. The subadviser’s quantitative model relies upon a complex software system, and failure of the system to function or the presence of software errors could have an adverse impact on the value of Fund performance.

•

Valuation Risk. The sales price the Fund could receive for any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology. Investors who purchase or redeem Fund shares on days when the Fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the Fund had not fair-valued the securities or had used a different valuation methodology. The Fund’s ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.

These and other risks are discussed in more detail later in this prospectus or in the SAI. Please note that there are many other factors that could adversely affect your investment and that could prevent the Fund from achieving its goals.

Investment results: The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year for Investor shares and by showing how the Fund’s average annual total returns for 1, 5, and 10 years, compare with those of a broad measure of market performance, the Morgan Stanley Capital International Europe, Australasia, and Far East Index (MSCI EAFE), a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. MSCI EAFE (gross) reflects no deduction for fees, expenses, or taxes. MSCI EAFE (net) is net of withholding taxes on the reinvestment of dividends, but reflects no other deduction for fees, expenses, or taxes. The returns for each class of the Fund will differ from Investor shares because of the different expenses applicable to those share classes. The returns presented in the table for periods prior to the inception of the Class A, Institutional, and Class Y shares are those of the Investor shares. Class A shares commenced operations on November 28, 2008. Institutional shares commenced operations on November 30, 2012. Class Y shares were not offered prior to June 15, 2018. These returns have not been adjusted to take into account the lower expenses applicable to Class A, Institutional, and Class Y shares, but for Class A shares, the returns in the table reflect a deduction for the maximum sales charge. Updated information on the Fund’s investment results can be obtained by visiting www.domini.com/performance and by calling 1-800-582-6757.

Effective March 31, 2017, the performance benchmark against which the Fund measures its performance changed from the MSCI EAFE (gross) to MSCI EAFE (net). While the “gross” and “net” versions of the indices include the same securities, Fund management believes that the “net” version is a more appropriate benchmark for the Fund because the Fund’s performance is impacted by foreign tax withholding and reclaims on foreign dividends.

The Fund’s past results (before and after taxes) are not necessarily an indication of how the Fund will perform in the future.

Highest/Lowest quarterly results during this time period were: 27.64% (quarter ended 6/30/09) and –23.40% (quarter ended 12/31/08). The Fund’s year-to-date results as of the most recent calendar quarter ended 3/31/18 were –0.67%.

Average annual total returns for periods ended December 31, 2017 (with maximum sales charge for Class A shares)
	1 Year	5 Years	10 Years
Domini Impact International Equity Fund
Investor Shares:
Return before taxes	24.60%	9.71%	2.56%
Return after taxes on distributions	23.89%	8.80%	1.94%
Return after taxes on distributions and sale of shares	14.54%	7.64%	2.00%
Class A shares return before taxes	18.55%	8.66%	2.06%
Institutional Shares return before taxes	24.78%	10.14%	2.56%
Class Y shares return before taxes	24.60%	9.71%	2.56%
MSCI EAFE (net of withholding tax) (reflects no deduction for fees, expenses, or taxes except foreign withholding taxes on reinvested dividends)	25.03%	7.90%	1.94%
MSCI EAFE (gross of withholding tax)) (reflects no deduction for fees, expenses, or taxes)	25.62%	8.39%	2.42%

After-tax returns are shown only for Investor shares; after-tax returns for other share classes will vary. After-tax returns are calculated using the highest individual marginal federal income tax rates in effect during each year of the periods shown and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your individual tax situation and likely will differ from the results shown above. In addition, after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as a 401(k) plan or individual retirement account (IRA).

Investment adviser: Domini Impact Investments LLC

Subadviser: Wellington Management Company LLP (“Wellington Management”)

Portfolio manager: David J. Elliott, CFA, FRM, Senior Managing Director, Co-Director of the Quantitative Investment Group, and Director of Quantitative Portfolio Management of Wellington Management, has served as the portfolio manager responsible for the Domini Impact International Equity Fund since May 2009.

For important information about purchase and sale of Fund shares, tax information, and financial intermediary compensation, please turn to “Purchase and Sale of Fund Shares, Tax Information, and Payments to Broker-Dealers and Other Financial Intermediaries” on page 27 of the prospectus.

DOMINI IMPACT BOND FUNDSM

Investment objective: The Fund seeks to provide its shareholders with a high level of current income and total return.

Fees and expenses of the Fund: The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. If you invest in Institutional or Class Y shares of the Fund through an investment professional or financial intermediary, that investment professional or financial intermediary may charge you a commission in an amount determined and separately disclosed to you by that investment professional or financial intermediary.

Shareholder fees (paid directly from your investment)
Share classes	Investor	Institutional	Class Y
Redemption fee on shares held less than 30 days (as a percentage of amount redeemed, if applicable)	2.00%	2.00%	2.00%
Paper document delivery fee (choose e-delivery to avoid this fee)[1]	$15/year	$15/year	$15/year

Annual Fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Share classes	Investor	Institutional	Class Y
Management fees[2]	0.32%	0.32%	0.32%
Distribution (12b-1) fees	0.25%	None	None
Other expenses
Administrative services fee	0.25%	0.25%	0.25%
Other miscellaneous expenses	0.28%	0.39%	0.28%
Total other expenses	0.53%	0.64%	0.53%
Total annual Fund operating expenses	1.10%	0.96%	0.85%
Fee waivers and expense reimbursements[3]	-0.23%	-0.39%	-0.20%
Total annual Fund operating expenses after fee waivers and expense reimbursements	0.87%	0.57%	0.65%

1	Paper document delivery fee applies to direct Fund accounts with balances below $10,000 and may be avoided by choosing e-delivery of Fund statements, prospectuses, and reports.

2	Restated to reflect current fees.

3	The Fund’s adviser has contractually agreed to waive certain fees and/or reimburse certain ordinary operating expenses in order to limit Investor, Institutional share, and Class Y expenses to 0.87%, 0.57%, and 0.65%, respectively. The agreement expires on November 30, 2018, for Investor and Institutional shares, and on November 30, 2019, with respect to Class Y shares, absent an earlier modification by the Fund’s Board.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, that your investment has a 5% return each year, and that the Fund’s operating expenses (reflecting applicable contractual fee waivers and expense reimbursement arrangements) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be as follows:

Share classes (whether or not shares are redeemed)	1 Year	3 Years	5 Years	10 Years
Investor	$89	$327	$584	$1,320
Institutional	$58	$267	$493	$1,142
Class Y	$66	$251	$452	$1,030

Portfolio turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance but are already reflected in its total returns. During the most recent fiscal year, the Fund’s portfolio turnover rate was 386% of the average value of its portfolio.

Principal investment strategies: Under normal circumstances, the Fund invests at least 80% of its assets in investment-grade securities and maintains an effective duration within two years (plus or minus) of the portfolio duration of the securities comprising the Bloomberg Barclays U.S. Aggregate Bond Index as calculated by the subadviser. Under normal circumstances, at least 80% of the Fund’s net assets (plus the amount of borrowings, if any, for investment purposes) will be invested in bonds, including government and corporate bonds, mortgage-backed and asset-backed securities, non-U.S. dollar denominated bonds, and U.S. dollar denominated bonds issued by non-U.S. entities. The Fund’s investments in bonds also may include floating and variable rate loans. A significant portion of the Fund’s assets may be invested in securities issued by government-sponsored entities such as Freddie Mac, Fannie Mae, and the Federal Home Loan Banks. A significant portion of the Fund’s assets may also be invested in “to be announced” securities, including mortgage dollar roll, when-issued, delayed delivery and forward commitment securities. A “to be announced” transaction is a method of trading mortgage-backed securities where the buyer and seller agree upon general trade parameters such as agency, settlement date, par amount, and price at the time the contract is entered into but the mortgage-backed securities are delivered in the future, generally 30 days later. The Fund may invest up to 20% of its net assets in below investment grade debt securities (sometimes referred to as “junk bonds”) or, if unrated, of equivalent credit quality as determined by the subadviser. The Fund may invest in privately issued mortgage-backed and asset-backed securities. The Fund may invest in securities that are in default and illiquid securities. The Fund’s investments may change significantly from time to time based on current market conditions and investment eligibility determinations. In the course of pursuing their financial objectives, impact investors seek to use their investments to create a more fair and sustainable world. Domini believes that by factoring social and environmental sustainability standards into their investment decisions, investors can encourage greater corporate accountability. Domini evaluates the Fund’s potential corporate debt instruments against its social and environmental standards based on the businesses in which an issuer engages, as well as on the quality of an issuer’s relations with key stakeholders, including communities, customers, ecosystems, employees, investors, and suppliers. For noncorporate issuers, including government-sponsored entities, Domini seeks to identify investments that generate positive social, environmental or community impact, especially on underserved communities. Domini’s interpretation and application of its social and environmental standards are subjective and may evolve over time. The Fund’s subadviser uses proprietary fundamental research to select investments to buy and sell from among those which Domini has notified the subadviser are eligible for investment, based upon an identification of structural, cyclical and opportunistic themes, as well as individual sector and security characteristics. The Fund also will sell securities that no longer meet Domini’s social and environmental standards.

Principal risks: Risk is inherent in all investing. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly in the short and long term. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose all or part of your investment in the Fund or your investment may not perform as well as other similar investments. There is no guarantee that the Fund’s investment objective will be achieved. The following is a summary description of certain risks of investing in the Fund.

•

Credit Risk. Fixed-income securities are subject to credit risk. Credit risk is the possibility that an issuer will fail to make timely payments of interest or principal, or go bankrupt. The lower the ratings of such debt securities, the greater their risks. In addition, lower-rated securities have higher risk characteristics, and changes in economic conditions are likely to cause issuers of these securities to be unable to meet their obligations. Below investment grade securities (sometimes referred to as “junk bonds”) involve greater risk of default or downgrade and are more volatile than investment grade securities. Below investment grade securities may also be less liquid than higher-quality securities.

•

Currency Risk. Fluctuations between the U.S. dollar and foreign currency exchange rates could negatively affect the value of the Fund’s investments. The Fund will benefit when foreign currencies strengthen against the dollar and will be hurt when foreign currencies weaken against the dollar. Currency exchange rates can be volatile and are affected by factors such as general economic conditions, the actions of U.S. and foreign governments or central banks, the imposition of currency controls or restrictions and speculation.

•

Cybersecurity Risk. Cybersecurity failures or breaches by the Fund’s adviser, transfer agent, distributor, custodian, fund accounting agent and other service providers may disrupt Fund operations, interfere with the

Fund’s ability to calculate its NAV, prevent Fund shareholders from purchasing, redeeming or exchanging shares or receiving distributions, cause loss of or unauthorized access to private shareholder information, and result in financial losses, regulatory fines, penalties, reputational damage, or additional compliance costs.

•

Floating and Variable Rate Loans Risk. Floating rate loans and similar investments may be volatile, illiquid or less liquid than other investments and difficult to value. The value of loan collateral can decline, be difficult to liquidate, or insufficient to meet the issuer’s obligations. To the extent that sale proceeds of loans are not available, the Fund may sell securities that have shorter settlement periods or may access other sources of liquidity to meet redemption requests.

•

Foreign Investing Risk. Investments in foreign regions may be more volatile and less liquid than U.S. investments due to adverse political, social, and economic developments, such as nationalization or expropriation of assets, confiscatory taxation, terrorism and political or financial instability; regulatory differences, such as accounting, auditing, and financial reporting standards and practices; natural disasters; and the degree of government oversight and supervision.

•

Government-Sponsored Entities Risk. The Fund’s investments in securities issued by government-sponsored entities such as Fannie Mae, Freddie Mac, and the Federal Home Loan Bank are not guaranteed or insured by the U.S. government and may decline in value.

•

Impact Investing Risk. The application of the adviser’s social and environmental standards will affect the Fund’s exposure to certain issuers, industries, and sectors and may impact the relative financial performance of the Fund — positively or negatively — depending on whether such investments are in or out of favor.

•

Information Risk. There is a risk that information used by the adviser to evaluate the social and environmental performance of issuers, industries, markets, and sectors, may not be readily available, complete, or accurate, which could negatively impact the adviser’s ability to apply its social and environmental standards which may negatively impact Fund performance. This may also lead the Fund to avoid investment in certain issuers, industries, markets, or sectors.

•

Interest Rate Risk. The value of your investment will fluctuate with interest rates. If interest rates rise, the price of a fixed-income security declines and will generally reduce the value of the Fund’s share price. A rise in rates tends to have a greater impact on securities with longer maturities or higher durations. However, calculations of maturity and duration may be based on estimates and may not reliably predict a security’s price sensitivity to changes in interest rates. Recent U.S. interest rates have been historically low, so the Fund faces a heightened risk that interest rates may continue to rise. A general rise in interest rates could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the Fund.

•

Liquidity Risk. The Fund may make investments that are illiquid or that become illiquid after purchase. The liquidity and value of investments can deteriorate rapidly, and they may become difficult to purchase or sell, or may be illiquid, particularly during times of market turmoil. Illiquid securities also may be difficult to value. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling or unable to make markets for certain securities. Due to limitations on investments in illiquid securities, the Fund may be unable to achieve its desired level of exposure to certain sectors. If the Fund is forced to sell an illiquid investment to meet redemption requests or other cash needs, the Fund may be forced to sell such securities at a loss.

•

Market Risk. The value of Fund securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets or adverse investor sentiment. If the value of the securities owned by the Fund fall, the value of your investment will decline. In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These conditions may continue, recur, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars and terror attacks); measures to address budget deficits; downgrading of sovereign debt; declines in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment. The U.S. government and the Federal Reserve, as well as certain foreign governments and their central banks, have taken steps to support financial markets, including by keeping interest rates at historically low levels. This and other government intervention may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has reduced its market support activities and recently has begun raising interest rates. Certain foreign governments and central banks are implementing so-called negative interest rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the Fund invests.

•

Market Segment Risk. The Fund may hold a large percentage of securities in a single market sector (e.g., financials). To the extent a Fund holds a large percentage of securities in a single sector, its performance will be tied closely to and affected by the performance of that sector, and the Fund will be subject to a greater degree to any market price movements,

22

regulatory or technological change, economic conditions or other developments affecting such market sectors than a fund without the same focus.

•

Mortgage Dollar Roll Transactions Risk. The benefits to the Fund from mortgage dollar roll transactions depend upon the subadviser’s ability to forecast mortgage prepayment patterns on different mortgage pools. The Fund may lose money if, during the period between the time it agrees to the forward purchase of the mortgage securities and the settlement date, these securities decline in value due to market conditions or prepayments on the underlying mortgages.

•

Mortgage-related and asset-backed securities risk. The value of mortgage-related and asset-backed securities will be influenced by factors affecting the housing market and the assets underlying such securities. As a result, during periods of declining asset value, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. Mortgage-backed securities tend to be more sensitive to changes in interest rate than other types of debt securities. These securities are also subject to prepayment and extension risks. Prepayment risk is generally lower with respect to delegated underwriting and servicing (“DUS”) bonds issued with prepayment penalties that help protect an investor in case of voluntary repayment by the underlying borrower. Some of these securities may receive little or no collateral protection from the underlying assets and are thus subject to the risk of default. The risk of such defaults is generally higher in the case of mortgage-backed investments that include so-called “sub-prime” mortgages. The structure of some of these securities may be complex and there may be less available information than for other types of debt securities. Upon the occurrence of certain triggering events or defaults, the fund may become the holder of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss.

•

Portfolio Turnover Risk. If the Fund does a lot of trading it may incur additional operating expenses which would reduce performance, and could cause shareowners to incur a higher level of taxable income or capital gains. In addition, investment in mortgage dollar rolls and participation in to-be-announced (“TBA”) transactions may significantly increase the Fund’s portfolio turnover rate.

•

Prepayment and Extension Risk. Many issuers have a right to prepay their securities. Issuers may be more likely to prepay their securities if interest rates fall. If this happens, the Fund will not benefit from the rise in market price that normally accompanies a decline in interest rates, and will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on prepaid securities. The Fund also may lose any premium it paid on the security. When interest rates rise, repayments of fixed-income securities, particularly asset-backed securities, may occur more slowly than anticipated, extending the effective

23

duration of these fixed income securities at below market interest rates and causing their market prices to decline more than they would have declined due to the rise in interest rates alone.

•

Redemption Risk. The Fund may experience heavy redemptions that could cause it to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline.

•

Style Risk. The value of your investment may decrease if the subadviser’s investment strategy does not respond well to current market conditions or its judgment regarding the quality, value, or market trends affecting a particular security, industry, sector or region is incorrect.

•

To Be Announced (TBA) Securities Risk. TBA securities involve the risk that the security the Fund buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund could lose both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

•

Valuation Risk. The sales price the Fund could receive for any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology. Investors who purchase or redeem Fund shares on days when the Fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the Fund had not fair-valued the securities or had used a different valuation methodology. The Fund’s ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.

These and other risks are discussed in more detail later in this prospectus or in the SAI. Please note that there are many other factors that could adversely affect your investment and that could prevent the Fund from achieving its goals.

Investment results: The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns for 1, 5, and 10 years compare with those of a broad measure of market performance, the Bloomberg Barclays U.S. Aggregate Bond Index, an index representing securities that are U.S. domestic, taxable, and dollar denominated and covering the U.S investment grade fixed rate bond market, with index components for government and corporate securities and asset-backed securities. Wellington Management commenced submanagement services for the Fund on January 7, 2015. A different subadviser served as the Fund’s subadviser for periods prior to January 6, 2015. The returns for each class of the Fund will differ from Investor shares because of the different expenses applicable to those share classes. The returns presented in the table for periods prior to the inception of the Institutional and Class Y shares are those of the Investor shares. Institutional shares commenced operations on

24

November 30, 2011. The Class Y shares were not offered prior to June 15, 2018. These returns have not been adjusted to take into account the expenses applicable to Institutional and Class Y shares. Updated information on the Fund’s investment results can be obtained by visiting www.domini.com/performance and by calling 1-800-582-6757.

The Fund’s past results (before and after taxes) are not necessarily an indication of how the Fund will perform in the future.

Highest/lowest quarterly results during this time period were: 4.49% (quarter ended 12/31/08) and –3.21% (quarter ended 12/31/16). The Fund’s year-to-date results as of the most recent calendar quarter ended 3/31/18 were –1.45%.

Average annual total returns for periods ended December 31, 2017
	1 Year	5 Years	10 Years
Domini Impact Bond Fund
Investor shares:
Return before taxes	3.85%	1.69%	3.28%
Return after taxes on distributions	2.86%	0.82%	2.24%
Return after taxes on distributions and sale of shares	2.18%	0.91%	2.18%
Institutional shares return before taxes	4.16%	1.92%	3.28%
Class Y shares return before taxes	3.85%	1.69%	3.28%
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expense, or taxes)	3.54%	2.10%	4.01%

After-tax returns are shown only for Investor shares; after-tax returns for other share classes will vary. After-tax returns are calculated using the highest individual marginal federal income tax rates in effect during each year of the

25

periods shown and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your individual tax situation and likely will differ from the results shown above. In addition, after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as a 401(k) plan or individual retirement account (IRA).

Investment adviser: Domini Impact Investments LLC

Subadviser: Wellington Management Company LLP (“Wellington Management”)

Portfolio manager: Campe Goodman, CFA, Senior Managing Director, and Fixed Income Portfolio Manager of Wellington Management, has served as the portfolio manager responsible for the Domini Impact Bond Fund since January 7, 2015.

For important information about purchase and sale of Fund shares, tax information, and financial intermediary compensation, please turn to “Purchase and Sale of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries” on page 27 of the prospectus.

26

PURCHASE AND SALE OF FUND SHARES, TAX INFORMATION, AND PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

Purchase and Sale of Fund Shares. You may redeem shares of the Funds each day the New York Stock Exchange (NYSE) is open. You should contact your financial intermediary or Service Organization, or if you hold your shares directly, you should contact the Fund by phone (Shareholder Services at 800-582-6757 for Investor, Institutional, Class R, and Class Y shares or Fund Services at 800-498-1351 for Class A shares), by mail (Domini Funds, P.O. Box 9785, Providence, RI 02940-9785), or online by visiting www.domini.com and selecting “Account Access.”

The Funds’ initial and subsequent investment minimums for eligible shareholders generally are as follows:

Investment minimum Initial/Additional Investment	Share classes
	Investor (DSEFX/ DOMIX/ DSBFX)	Class A (DSEPX/ DOMAX)	Institutional (DIEQX/ DOMOX/ DSBIX)	Class R (DSFRX)	Class Y (DOMYX) (DSBYX)
Individual and Joint Accounts (nonretirement)	$2500/$100	$2500/$100	$500,000/ None	N/A	None
Retirement Accounts (e.g., IRA, SEP-IRA, SIMPLE IRA)	$1500/$100	$1500/$100	$500,000/ None	N/A	None
Uniform Gifts/Transfers to Minor Accounts (UGMA/ UTMA); Coverdell Education Savings Accounts	$1500/$100	$1500/$100	$500,000/ None	N/A	None
Accounts for Organizations (e.g.,401k, trust, corporation, partnership, foundation, endowment, or other entity)	$2500/$100	$2500/$100	$500,000/ None	None	None

Investment minimums are $1500/$50 for Investor Class and Class A purchases through Automatic Investment Plans. Minimums may be waived for purchases through certain omnibus accounts or may be at a different level established by your broker-dealer, financial institution, or financial intermediary.

Tax information. The Funds’ distributions are generally taxable, and will be taxed as ordinary income, qualified dividend income, or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Withdrawal of monies from those accounts may be subject to tax. For additional information, please see “Taxes” in the Shareholder Manual and “Taxation” in the Statement of Additional Information.

27

Payments to broker-dealers and other financial intermediaries. The Fund and its related companies may pay broker-dealers or other financial intermediaries (such as a bank) for the sale of Fund shares and related services. These payments create a conflict of interest by influencing your broker-dealer or other intermediary or its employees or associated persons to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary’s website for more information.

MORE ON THE FUNDS’ INVESTMENT OBJECTIVES AND STRATEGIES

Investment Objectives

Each Fund’s investment objective may be changed by the Fund’s Board of Trustees without shareholder approval, but shareholders will be given notice at least 30 days before any change to the investment objective is implemented. Management currently has no intention to change any Fund’s investment objective.

DOMINI IMPACT EQUITY FUND

The investment objective of the Domini Impact Equity Fund (the Fund) is to provide its shareholders with long-term total return. Total return is comprised of current income and capital appreciation.

As a primary strategy, under normal circumstances the Fund invests at least 80% of the Fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities and related investments with similar economic characteristics including derivative instruments such as futures and options. The Fund will provide shareholders with at least 60 days’ prior written notice if it changes this 80% policy. For purposes of the Fund’s investment policies, equity securities include common stocks, depositary receipts, warrants, rights, preferred shares, equity interests in real estate investment trusts (REITs), and funds that invest primarily in equity securities. The Fund may invest in companies of any capitalization, but under normal market conditions will invest primarily in mid-cap to large-cap U.S. companies. Domini defines mid- and large-cap companies to be those companies with a market capitalization at the time of purchase between $2 and $10 billion, or greater than $10 billion, respectively. It is expected that at least 80% of the Fund’s assets will be invested in mid- to large-cap companies under normal market conditions.

As a primary strategy, under normal circumstances the Fund invests in stocks of U.S. companies. While the Fund’s subadviser expects that most of the securities held by the Fund will be traded in U.S. securities markets, as an additional strategy some could be traded outside the U.S. The Fund may hold up to 15% of its assets in issuers tied economically to countries outside the U.S.

A security will be deemed to be tied economically to a country if: (1) the issuer is organized under the laws of, or has a principal place of business in

28

that country; or (2) the principal listing of the issuer’s securities is in a market that is in that country; or (3) the issuer derives at least 50% of its total revenues or profits from goods that are produced or sold, investments made, or services performed in that country; or (4) the issuer has at least 50% of its assets located in that country.

The Fund’s investment strategies and policies may be changed from time to time without shareholder approval, unless specifically stated otherwise in this Prospectus or in the SAI.

DOMINI IMPACT INTERNATIONAL EQUITY FUND

The investment objective of the Domini Impact International Equity Fund (the Fund) is to provide shareholders with long-term total return. Total return is comprised of current income and capital appreciation. As a primary strategy, under normal circumstances the Fund invests at least 80% of the Fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities and related investments with similar economic characteristics including derivative instruments such as futures and options. The Fund will provide shareholders with at least 60 days’ prior written notice if it changes this 80% policy. For purposes of the Fund’s investment policies, equity securities include common stocks, depositary receipts, warrants, rights, preferred shares, equity interests in real estate investment trusts (REITs), and funds that invest primarily in equity securities. The Fund may invest in companies of any capitalization, but under normal market conditions will invest primarily in mid-cap to large-cap companies. Domini defines mid- and large-cap companies to be those companies with a market capitalization at the time of purchase between $2 and $10 billion, or greater than $10 billion, respectively. It is expected that at least 80% of the Fund’s assets will be invested in mid- to large-cap companies under normal market conditions.

As a primary strategy, the Fund invests in stocks of companies located in Europe, the Asia-Pacific region, and throughout the rest of the world. Under normal circumstances, the Fund’s investments will be tied economically to at least 10 different countries other than the U.S. and at least 40% of the Fund’s assets will be invested in companies tied economically to countries outside the U.S. The Fund will primarily invest in securities of issuers tied economically to developed market countries throughout the world (or in equivalent shares such as American Depositary Receipts, European Depositary Receipts, Global Depositary Receipts, or other securities representing underlying shares of foreign issuers). As an additional strategy the Fund may invest up to 10% of its assets in securities of issuers tied economically to emerging-market countries.

A security will be deemed to be tied economically to a country or emerging market, as applicable, if: (1) the issuer is organized under the laws of, or has a principal place of business in that country or emerging market; or (2) the principal listing of the issuer’s securities is in a market that is in that country or emerging market; or (3) the issuer derives at least 50% of its total revenues or profits from goods that are produced or sold, investments made, or services performed in that country or emerging market; or (4) the issuer has at least

29

50% of its assets located in that country or emerging market. Emerging markets generally will include, but not be limited to, countries included in the Morgan Stanley Capital International (MSCI) Emerging Markets Index.

The Fund’s investment strategies and policies may be changed from time to time without shareholder approval, unless specifically stated otherwise in this Prospectus or in the SAI.

DOMINI IMPACT EQUITY FUND AND DOMINI IMPACT INTERNATIONAL EQUITY FUND

Application of Domini’s Impact Investment Standards

In the course of pursuing their financial objectives, impact investors seek to use their investments to create a more fair and sustainable world. Domini believes that by factoring social and environmental sustainability standards into their investment decisions, investors can encourage greater corporate accountability. Generally, each Fund’s holdings are selected from a universe of eligible investments that Domini has identified based on its evaluation against Domini’s social and environmental standards. Domini evaluates the Fund’s potential investments against its social and environmental standards based on the businesses in which an issuer engages, as well as on the quality of the issuer’s relations with key stakeholders, including communities, customers, ecosystems, employees, investors, and suppliers. Domini’s interpretation and application of its social and environmental standards are subjective and may evolve over time.

At its discretion, Domini may invest a portion of the Fund’s portfolio in companies that are consistent with Domini’s social and environmental standards or to support shareholder advocacy initiatives without reference to the subadviser’s quantitative model.

Subadviser

The Funds’ subadviser uses a proprietary quantitative model to select investments from among those which Domini has notified the subadviser are eligible for investment. The portfolio construction process seeks to manage risk and ensure that each Fund’s holdings and characteristics are consistent with the Fund’s investment objective. The subadviser’s quantitative stock selection models determine a security’s attractiveness by utilizing models with broad coverage of the investable equity universe. The models comprise multiple themes that may include valuation, momentum, earnings quality, management behavior and capital deployment metrics. The weight or emphasis on each theme varies by industry, region and stock, depending on which themes are most effective predictors of return potential. The subadviser integrates these return-based models with models of both risk and transactions costs, seeking to build the most attractive portfolio by purchasing the most attractive stocks (as determined by the subadviser’s models) and selling the least attractive stocks (as determined by the subadviser’s models) within reasonable turnover constraints. The subadviser manages each Fund’s

30

portfolio sector weights relative to its performance benchmark, the MSCI EAFE (net) or S&P 500 for the International Fund and Equity Fund, respectively.

Under normal circumstances, the subadviser will seek to remove a security from a Fund’s portfolio within 90 days after receiving a notification from Domini that an investment in such security is not consistent with its social and environmental standards. Such notifications may cause the Fund to dispose of a security at a time when it may be disadvantageous to do so.

DOMINI IMPACT BOND FUND

The investment objective of the Domini Impact Bond Fund (the Fund) is to provide its shareholders with a high level of current income and total return. Total return is comprised of current income and capital appreciation.

As a primary strategy, under normal circumstances, the Fund invests at least 80% of its assets in investment-grade securities and maintains an effective duration within two years (plus or minus) of the portfolio duration of the securities comprising the Bloomberg Barclays U.S. Aggregate Bond Index as calculated by the subadviser, which as of March 31, 2018, was 5.87 years. The longer a portfolio’s duration, the more sensitive it will be to changes in interest rates. For example, if the Fund has a five year duration, then all other things being equal, the Fund will decrease in value by five percent if interest rates rise one percent.

As a primary strategy, under normal circumstances, the Fund invests at least 80% of the Fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in bonds, including government and corporate bonds, mortgage-backed and asset-backed securities, non-U.S. dollar denominated bonds, and U.S. dollar-denominated bonds issued by non-U.S. entities. The Fund will provide shareholders with at least 60 days’ prior notice if it changes this 80% policy. The Fund’s investments in bonds also may include floating and variable rate loans. A significant portion of the Fund’s assets may be invested in securities issued by government-sponsored entities such as Freddie Mac, Fannie Mae, and the Federal Home Loan Banks. A significant portion of the Fund’s assets may also be invested in “to be announced” securities, including mortgage dollar roll, when-issued, delayed delivery and forward commitment securities. A “to be announced” transaction is a method of trading mortgage-backed securities where the buyer and seller agree upon general trade parameters such as agency, settlement date, par amount, and price at the time the contract is entered into but the mortgage-backed securities are delivered in the future, generally 30 days later. The Fund may invest up to 20% of its net assets in below investment grade debt securities (sometimes referred to as “junk bonds”) or, if unrated, of equivalent credit quality as determined by the subadviser. The Fund may invest in privately issued mortgage-backed and asset-backed securities. The Fund may invest in securities that are in default and illiquid securities. The Fund’s investments may change significantly from time to time based on current market conditions and investment eligibility determinations.

31

The Fund’s other investment strategies and policies may be changed from time to time without shareholder approval, unless specifically stated otherwise in this Prospectus or in the SAI.

Application of Domini’s Impact Investment Standards

In the course of pursuing their financial objectives, impact investors seek to use their investments to create a more fair and sustainable world. Domini believes that by factoring social and environmental sustainability standards into their investment decisions, investors can encourage greater corporate accountability. Domini’s social and environmental standards are incorporated into its investment process. Domini’s investment process also seeks to identify investments that may provide access to capital, creation of public goods and filling capital gaps left by current financial practices. Domini’s interpretation and application of its social and environmental standards are subjective and may evolve over time.

The Domini Impact Bond Fund’s investments include corporate debt, as well as debt instruments issued by a range of noncorporate entities, including government agencies, states counties, municipalities, educational institutions and hospitals, among others. Domini evaluates potential corporate debt instruments against its social and environmental standards based on the businesses in which an issuer engages, as well as on the quality of the issuer’s relations with key stakeholders, including communities, customers, ecosystems, employees, investors, and suppliers.

With respect to noncorporate debt instruments Domini’s standards seek to identify issuers, asset classes or individual securities that, among other things, play a positive role with respect to community development or otherwise generate positive social, environmental or community impact across multiple themes, particularly when serving historically underserved communities. In general, Domini seeks to identify those debt instruments that build strong communities, and in particular those that support affordable housing, education, climate mitigation, small business development, community revitalization, rural development, the environment, and healthcare.

At its discretion, Domini may invest a portion of the Fund’s portfolio in mortgages, loans or pools of loans issued by community development banks, credit unions, non-profit community development organizations, government agencies or instrumentalities and government-sponsored entities. In addition it may place deposits or make loans with such organizations, or community loan funds or make investments in, other debt or equity instruments issued by these or similar organizations that seek a positive social or environmental impact. Such investments are not subject to the subadviser’s proprietary analytical tools. These investments may not be insured by the FDIC and may earn below-market rates of return. Some of these investments may be in unrated or lower-rated securities that carry a higher degree of risk than the Fund’s investment-grade securities. Some of these investments may be illiquid and are subject to the Fund’s limit on illiquid securities (which is 15% of the Fund’s net assets).

32

Subadviser

The Fund’s subadviser uses proprietary fundamental research to select investments from among those which Domini has notified the subadviser are eligible for investment. The Fund’s subadviser selects investments that it considers to be attractive from a total return perspective and that the subadviser believes will provide current income. The portfolio construction process seeks to manage risk and ensure that Fund holdings and characteristics are consistent with the Fund’s investment objective. The Fund’s Subadviser emphasizes identification of structural and cyclical themes that may unfold over the intermediate to long term complemented by shorter-term opportunistic themes created by market dislocations. The investment team is organized with generalist portfolio managers leading sector, rates and risk, and portfolio construction and positioning decisions, working with a team of specialist portfolio managers who drive individual sector and security selection strategies. The subadviser manages portfolio sector weights relative to the Bloomberg Barclays U.S. Aggregate Bond Index, the Fund’s performance benchmark.

Under normal circumstances, the subadviser will seek to remove a security from the Fund’s portfolio within 90 days after receiving a notification from Domini that an investment in such security is not consistent with its social and environmental standards. Such notifications may cause the Fund to dispose of a security at a time when it may be disadvantageous to do so.

Common Debt Instruments and Investments

The following describes the most common types of bonds and other debt instruments and investments the Bond Fund will hold. Certain tactical investments may result in exposure to high-yield bonds, non-dollar bonds, and foreign market debt.

Securities of U.S. Government Agencies and Instrumentalities are bonds issued by government agencies and instrumentalities and government-sponsored entities. The Fund generally invests in securities related to a number of initiatives including but not limited to housing, farming, and education. These investments represent loans to the issuing agency or instrumentality.

Please keep in mind that some securities issued by U.S. government agencies and instrumentalities may not be backed by the full faith and credit of the U.S. Treasury. The Fund currently invests a significant portion of its assets in securities issued by government-sponsored entities such as Freddie Mac, Fannie Mae, and the Federal Home Loan Banks. Although these entities were chartered or sponsored by Congress, they are not funded by the government, and the securities they issue are not guaranteed or insured by the U.S. government or the U.S. Treasury. Securities issued by these government-sponsored entities are backed by their respective issuers only. The U.S. government has provided financial support to Fannie Mae and Freddie Mac, but there can be no assurance that it will support these or other government-sponsored enterprises in the future.

33

The Fund does not currently intend to invest in direct obligations of the U.S. Treasury such as U.S. Treasury bills, notes, and bonds.

State and Municipal Bonds represent loans to a state or municipal government, or one of its agencies or instrumentalities.

Corporate Debt Instruments (bonds, notes and debentures) are securities representing a debt of a corporation. A debt security (IOU) is issued by a corporation in exchange for the money you lend it. As with other types of bonds, the issuer typically promises to repay the principal on a specific date and to make interest payments in the meantime. The amount of interest offered depends on market conditions and also on the financial health of the company issuing the bonds. For example, a company whose credit rating is weak will have to offer a higher interest rate to obtain buyers for its bonds. The Fund invests primarily in investment-grade corporate bonds, which are corporate bonds rated in one of the four highest rating categories by independent bond rating agencies, and those that the Fund’s portfolio managers believe to be of comparable quality. The Fund may also invest up to 20% of its assets in below investment-grade securities.

Mortgage-Backed and Asset-Backed Securities represent interests in underlying pools of mortgages or consumer or commercial loans — most often home loans, or credit card, automobile, or trade receivables. The Fund may invest extensively in mortgage-backed and asset backed securities including delegated underwriting service bonds (“DUS” bonds) that provide funds for multi-family properties.

Because the mortgages and loans underlying mortgage-backed securities and asset-backed securities can generally be prepaid at any time by homeowners or consumer or corporate borrowers, these securities are particularly susceptible to prepayment and extension risks. Pre-payments on underlying mortgages and loans tend to increase when interest rates fall and decrease when interest rates rise. As a result, the prepayment and extension risks borne by the Fund in connection with mortgage and asset-backed securities, may be higher than those for a bond fund that does not invest in these types of securities. Prepayment risk is generally lower with respect to DUS bonds that are issued with prepayment penalties that may help protect investors in cases of voluntary prepayment by the underlying borrowers.

Mortgage-backed securities may be issued by private issuers, by government-sponsored entities such as the Federal National Mortgage Association (Fannie Mae) or Federal Home Loan Mortgage Corporation (Freddie Mac) or by agencies of the U.S. government, such as the Government National Mortgage Association (Ginnie Mae). Mortgage-backed securities represent direct or indirect participation in, or are collateralized by and payable from, mortgage loans secured by real property. Investments in mortgage-related securities may include mortgage derivatives and structured securities.

A collateralized mortgage obligation (CMOs) is a mortgage-backed bond that is issued in multiple classes, each with a specified fixed or floating interest rate and a final scheduled distribution date. The holder of an interest in a CMO is entitled to receive specified cash flows from a pool of underlying mortgages or

34

other mortgage-backed securities. Depending upon the class of CMO purchased, the holder may be entitled to payment before the cash flow from the pool is used to pay holders of other classes of the CMO or, alternatively, the holder may be paid only to the extent that there is cash remaining after the cash flow has been used to pay other classes. A subordinated interest may serve as a credit support for the senior securities purchased by other investors.

Ginnie Mae is a wholly owned government corporation that guarantees privately issued securities backed by pools of mortgages insured by the Federal Housing Administration, the Department of Veterans Affairs, and the Department of Agriculture under the Rural Housing Service Program. Ginnie Maes are guaranteed by the full faith and credit of the U.S. Treasury as to the timely payment of principal and interest. Freddie Mac and Fannie Mae are government-chartered, but shareholder-owned, corporations whose mandate is to enhance liquidity in the secondary mortgage markets. Freddie Macs and Fannie Maes are backed by their respective issuer only and are not guaranteed or insured by the U.S. government or the U.S. Treasury. Although the U.S. government has provided support to Freddie Mac and Fannie Mae, there can be no assurances that it will support these or other government-sponsored enterprises in the future. Of course, your investment in the Fund is not insured. The Fund may also invest to a lesser extent in conventional mortgage securities, which are packaged by private entities and are not guaranteed or insured by the U.S. government or the U.S. Treasury.

Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. The Fund’s investments in asset-backed securities may include derivative and structured securities.

Asset-backed securities may be issued by special entities, such as trusts, that are backed by a pool of financial assets. The Fund may invest in collateralized debt obligations (CDOs), which include collateralized bond obligations (CBOs), collateralized loan obligations (CLOs) and other similarly structured securities. A CDO is a trust backed by a pool of fixed income securities. The trust typically is split into two or more portions, called tranches, which vary in credit quality, yield, credit support and right to repayment of principal and interest. Lower tranches pay higher interest rates but represent lower degrees of credit quality and are more sensitive to the rate of defaults in the pool of obligations. Certain CDOs may use derivatives, such as credit default swaps, to create synthetic exposure to assets rather than holding such assets directly.

International Dollar-Denominated Bonds (or Yankee bonds) are bonds denominated in U.S. dollars issued by foreign governments and companies.

Because the bond’s value is designated in dollars rather than the currency of the issuer’s country, the investor is not exposed to currency risk. To the extent that the Fund owns bonds issued by foreign governments and companies, the Fund is subject to risks relating to political, social, and economic developments abroad.

Zero Coupon Obligations. The Fund may invest in obligations that do not pay current interest, known as “zero coupon” obligations. The prices of zero

35

coupon obligations tend to be more volatile than those of securities that offer regular payments of interest. This makes the Fund’s net asset value more volatile. Zero coupon obligations are more likely to respond to changes in interest rates than other securities that have similar maturities and credit quality, and are more sensitive to the credit quality of the underlying issuer. Unlike bonds that pay interest throughout the period to maturity, the Fund generally will realize no cash from a zero coupon obligation until maturity and, if the issuer defaults, the Fund may obtain no return at all on its investment. In order to pay cash distributions representing income on zero coupon obligations, the Fund may have to sell other securities on unfavorable terms. These sales may generate taxable gains for shareholders.

Floating and Variable Rate Obligations. The Fund may invest in obligations that pay interest at rates that change based on market interest rates, known as “floating” or “variable” rate obligations. Variable rate securities reset at specified intervals, while floating rate securities reset whenever there is a change in a specified interest rate. These securities tend to be highly sensitive to interest rate changes. Floating and variable rate obligations with interest rates that change based on a multiple of a market interest rate may have the effect of magnifying the Fund’s gains or losses.

Commercial banks and other financial institutions or institutional investors make floating rate loans to companies that need capital to grow or restructure. Borrowers generally pay interest on these loans at rates that change in response to changes in market interest rates such as the London Interbank Offered Rate (“LIBOR”) or the prime rates of U.S. banks. As a result, the value of loan investments is generally less exposed to the adverse effects of shifts in market interest rates than investments that pay a fixed rate of interest. However, because the trading market for certain loans may be less developed than the secondary market for bonds and notes, the Fund may experience difficulties in selling its loans. Leading financial institutions often act as agent for a broader group of lenders, generally referred to as a syndicate. The syndicate’s agent arranges the loans, holds collateral and accepts payments of principal and interest. If the agent develops financial problems, the Fund may not recover its investment or recovery may be delayed. By investing in such a loan, the Fund may become a member of the syndicate.

To Be Announced (TBA) Securities. The Bond Fund may invest a significant portion of its assets in TBA securities, including mortgage dollar rolls, when-issued and delayed delivery securities and forward commitments. The Fund is permitted to purchase or sell securities on a when-issued or delayed delivery basis. A “to be announced” transaction is a method of trading mortgage-backed securities where the buyer and seller agree upon general trade parameters such as agency, settlement date, par amount, and price at the time the contract is entered into but the mortgage-backed securities are delivered in the future, generally 30 days later.

When-issued or delayed-delivery transactions arise when securities are purchased or sold in accordance with trade parameters agreed upon at the time the contract is entered such as settlement date, par amount and price, but

36

with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield at the time of entering into the transaction. The Fund may sell the securities before the settlement date if the portfolio manager deems it advisable. Distributions attributable to any gains realized on such a sale are taxable to shareholders.

OTHER FUND INVESTMENT STRATEGIES

Use of Depositary Receipts

Securities of foreign issuers may be purchased directly or through depositary receipts, such as American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), and Global Depositary Receipts (GDRs), or other securities representing underlying shares of foreign companies. Generally, ADRs, in registered form, are designed for use in U.S. securities markets, and EDRs and GDRs, in bearer form, are designed for use in European and global securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. EDRs and GDRs are European and global receipts, respectively, evidencing a similar arrangement. The use of all such instruments is subject to Domini’s social and environmental standards.

Use of Options, Futures, and Other Derivatives

Although it is not a principal investment strategy, each Fund may purchase and sell futures, options, swap agreements, currency forwards, and/or utilize other derivative contracts and securities with respect to stocks, bonds, groups of securities (such as financial indexes), foreign currencies, interest rates, or inflation indexes. A Fund may also utilize derivative instruments, such as equity-linked securities, to gain exposure to certain emerging-markets, but not as a principal investment strategy. These techniques, which are incidental to a Fund’s primary strategy, permit the Fund to gain exposure to a particular security, group of securities, currency, interest rate, or index, and thereby have the potential for a Fund to earn returns that are similar to those that would be earned by direct investments in those securities or instruments. A Fund may choose not to make use of derivatives for a variety of reasons, and any use may be limited by applicable laws and regulations. The use of all such instruments is subject to Domini’s social and environmental standards.

These techniques are also used to hedge against adverse changes in the market prices of securities, interest rates, or currency exchange rates. Hedging techniques may not always be available to a Fund, and it may not always be feasible for a Fund to use hedging techniques even when they are available.

Derivatives are instruments whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. If the issuer of the derivative instrument does not pay the amount

37

due, the Fund could lose money on the instrument. In addition, the underlying security or investment on which the derivative is based, or the derivative itself, may not perform the way the Fund’s subadviser expected. Certain derivatives may be less liquid, which may reduce the returns of a Fund if it cannot sell or terminate the derivative at an advantageous time or price. A Fund also may have to sell assets at inopportune times to satisfy its obligations. A Fund may be unable to terminate or sell its derivative positions, In fact, many over-the-counter derivative instruments will not have liquidity beyond the counterparty to the instrument. Some derivatives may involve the risk of improper valuation.

Successful use of derivative instruments by a Fund depends on the Subadviser’s judgment with respect to a number of factors and the Fund’s performance could be worse and/or more volatile than if it had not used these instruments. In addition, the fluctuations in the value of derivatives may not correlate perfectly with the value of any portfolio assets being hedged, the performance of the asset class to which the Subadviser seeks exposure, or the overall securities markets. As a result, the use of these techniques may result in losses to the Fund or increase volatility in the Fund’s performance.

Some derivatives are sophisticated instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. Some derivatives have the potential for unlimited loss, regardless of the size of a Fund’s initial investment. Derivatives may have a leveraging effect on a Fund’s portfolio. Leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value in a larger pool of assets than the Fund would otherwise have had. Derivative securities are subject to market risk, which could be significant for those that have a leveraging effect. Use of derivatives or similar instruments may have different tax consequences for a Fund than an investment in the underlying security, and those differences may affect the amount, timing and character of income distributed to shareholders, including the proportion of income consisting of exempt-interest dividends.

When a Fund enters into derivative transactions, it may be required to segregate assets, or enter into offsetting positions, in accordance with applicable regulations. Such segregation will not limit a Fund’s exposure to loss, however, and the Fund will have investment risk with respect to both the derivative itself and the assets that have been segregated to cover the Fund’s derivative exposure. If the segregated assets represent a large portion of a Fund’s portfolio, this may impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.

A Fund’s use of derivatives may also increase the amount of taxes payable by shareholders. Suitable derivatives may not be available in all circumstances or at reasonable prices. Risks associated with the use of derivatives are magnified to the extent that a large portion of a Fund’s assets are committed to derivatives in general or are invested in just one or a few types of derivatives.

The U.S. government and foreign governments are in the process of adopting and implementing regulations governing derivative markets, including mandatory clearing of certain derivatives, margin and reporting requirements.

38

The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, may limit their availability or utility or otherwise adversely affect their performance, or may disrupt markets. The Fund may be exposed to additional risks as a result of the additional regulations. The extent and impact of the regulations are not yet fully known and may not be for some time. In addition, the SEC has proposed a new rule that would change the regulation of the use of derivatives by registered investment companies, such as the Funds. If the proposed rule takes effect, it could limit the ability of the Funds to invest in derivatives.

For derivatives that are required to be traded through a clearinghouse or exchange, a Fund also will be exposed to the credit risk of the clearinghouse and the broker that submits trades for the Fund. It is possible that certain derivatives that are required to be cleared, such as certain swap contracts, will not be accepted for clearing. The Fund will be required to maintain its positions with a clearing organization through one or more clearing brokers. The clearing organization will require the Fund to post margin and the broker may require the Fund to post additional margin to secure the Fund’s obligations. The amount of margin required may change from time to time. In addition, cleared transactions may be more expensive to maintain than over-the-counter transactions and may require the Fund to deposit larger amounts of margin. The Fund may not be able to recover margin amounts if the broker has financial difficulties. Also, the broker may require the Fund to terminate a derivatives position under certain circumstances. This may cause the Fund to lose money.

The Adviser has claimed an exclusion from registration as a commodity pool operator. CFTC rules therefore limit the ability of the Funds to use futures, options on futures, or engage in swap transactions. The use of certain derivatives in some circumstances will require that the Funds segregate cash or other liquid assets to the extent the Funds’ obligations are not otherwise “covered” through ownership of the underlying security, financial instrument, or currency.

Credit Default Swap Contracts

The Bond Fund may utilize credit default swap contracts. Credit default swap contracts are a type of derivative instrument that involves heightened risks and may result in losses to the Fund. Credit default swaps may in some cases be illiquid and difficult to value, and they increase credit risk since the Fund has exposure to both the issuer of the referenced obligation and the counterparty to the credit default swap. If the Fund buys a credit default swap, it will be subject to the risk that the credit default swap may expire worthless, as the credit default swap would only generate income in the event of a default on the underlying debt security or other specified event. As a buyer, the Fund would also be subject to credit risk relating to the seller’s payment of its obligations in the event of a default (or similar event). If the Fund sells a credit default swap, it will be exposed to the credit risk of the issuer of the obligation to which the credit default swap relates. As a seller, the Fund would also be subject to leverage risk, because it would be liable for

39

the full notional amount of the swap in the event of default (or similar event). Swaps may be difficult to unwind or terminate. Certain index-based credit default swaps are structured in tranches, whereby junior tranches assume greater default risk than senior tranches. The absence of a central exchange or market for swap transactions may lead, in some instances, to difficulties in trading and valuation, especially in the event of market disruptions. New regulations require many kinds of swaps to be executed through a centralized exchange or regulated facility and be cleared through a regulated clearinghouse. Although this clearing mechanism is generally expected to reduce counterparty credit risk, it may disrupt or limit the swap market and may not result in swaps being easier to trade or value. As swaps become more standardized, the Fund may not be able to enter into swaps that meet its investment needs. The Fund also may not be able to find a clearinghouse willing to accept the swaps for clearing. In a cleared swap, a central clearing organization will be the counterparty to the transaction. The Fund will assume the risk that the clearinghouse may be unable to perform its obligations. The new regulations may make using swaps more costly, may limit their availability, or may otherwise adversely affect their value or performance.

Cash Reserves

Although each of the Funds seeks to be fully invested at all times, each keeps a percentage of its assets in cash or cash equivalents. These reserves provide each Fund with flexibility to meet redemptions and expenses, and to readjust its portfolio holdings. Each Fund may hold these cash reserves uninvested or may invest them in high-quality, short-term debt securities issued by agencies or instrumentalities of the U.S. government, bankers’ acceptances, commercial paper, certificates of deposit, bank deposits, or repurchase agreements. Some of the investments may be with community development banks and financial institutions and may not be insured by the FDIC. All such securities are subject to Domini’s social and environmental standards.

Illiquid Securities

Each Fund may not invest more than 15% of its net assets in illiquid securities, which may be difficult to value properly and may involve greater risks than liquid securities. Illiquid securities include those legally restricted as to resale, and may include commercial paper issued pursuant to Section 4(2) of the Securities Act of 1933 and securities eligible for resale pursuant to Rule 144A thereunder. Certain Section 4(2) and Rule 144A securities may be treated as liquid securities if the adviser determines that such treatment is warranted. Even if determined to be liquid, holdings of these securities may increase the level of Fund illiquidity if eligible buyers become uninterested in purchasing them.

Temporary Investments

Each Fund may temporarily use a different investment strategy for defensive purposes in response to adverse market conditions, economic factors, or other occurrences, and may invest part or all of its assets in securities with

40

remaining maturities of less than one year or cash equivalents, or may hold cash. This may adversely affect a Fund’s performance. During such periods, it may be more difficult for a Fund to achieve its investment objective. You should note, however, that the Funds have not used a different investment strategy for defensive purposes in the past and may decide not to do so in the future — even in the event of deteriorating market conditions.

Securities Lending

Consistent with applicable regulatory policies, including those of the Board of Governors of the Federal Reserve System and the SEC, each of the Funds may make loans of its securities to member banks of the Federal Reserve System and to broker-dealers. These loans would be required to be secured continuously by collateral consisting of securities, cash, or cash equivalents maintained on a current basis at an amount at least equal to the market value of the securities loaned. A Fund would have the right to terminate a loan and obtain the securities loaned at any time on three days’ notice. During the existence of a loan, a Fund would continue to collect the equivalent of the dividends paid by the issuer on the securities loaned and would also receive interest on investment of cash collateral. A Fund may pay finder’s and other fees in connection with securities loans. A Fund will continue to have market risk and other risks associated with owning the securities on loan, as well as the risks associated with the investment of the cash collateral received in connection with the loan. Securities lending also is subject to other risks, including the risk that the borrower fails to return a loaned security, and/or there is a shortfall on the collateral posted by the borrower, and the risk that the Fund is unable to recall a security in time to exercise voting rights or sell the security.

Additional Information

The Funds are not required to use every investment technique or strategy listed in this prospectus or in the Statement of Additional Information. For additional information about the Funds’ investment strategies and risks, the Funds’ Statement of Additional Information is available, free of charge, from Domini, or online at www.domini.com/funddocuments.

MORE ON THE RISKS OF INVESTING IN THE FUNDS

The value of your investment in each of the Funds changes with the values of its investments. Many factors can positively or negatively affect those values. The factors that are most likely to have a material negative effect on your investment are called “Principal Risks.” The Principal Risks of each Fund are identified in the “Funds at a Glance” section and are described in more detail below. Each Fund may be subject to additional risks other than those described below because the types of investments made by a Fund can change over time. Additional investment policies and risks of the Funds are set forth in the Statement of Additional Information of the Funds, which is available upon request.

41

Country Risk. Although the Domini Impact International Equity Fund expects to diversify its investments primarily among issuers with exposure to various countries throughout the world including in the European and/or Asia-Pacific regions, the Fund may hold a large number of securities whose issuers have exposure to a single country, including but not limited to Japan. If the Fund holds a large number of securities of issuers with exposure to a particular country, it bears the risk that economic, political, and social conditions in that country will have a significant impact on Fund performance. The Japanese economy is highly dependent upon international trade, particularly with the United States and other Asian countries. In addition, the Japanese economy has been adversely affected by certain structural issues, including an aging population, an unstable financial sector, substantial government deficits, and natural and environmental disasters.

Credit Risk. The value of your investment in the Domini Impact Bond Fund could decline if the issuer of a security held by the Fund or another obligor for that security (such as a party offering credit enhancement) fails to pay, otherwise defaults, is perceived to be less creditworthy, becomes insolvent, or files for bankruptcy. The value of your investment in the Fund could also decline if the credit rating of a security held by the Fund is downgraded or the credit quality or value of any assets underlying the security declines. If the Fund enters into financial contracts (such as certain derivatives, repurchase agreements, reverse repurchase agreements, and when-issued, delayed delivery and forward commitment transactions), the Fund will be subject to the credit risk presented by the counterparty. The Fund may incur expenses to protect the Fund’s interests or to enforce its rights. In addition, the value of any debt instrument held by the Fund may be negatively affected for a number of reasons that directly relate to the issuer of that debt instrument, such as management performance, financial leverage, and reduced demand for the issuer’s goods or services.

All of these factors contribute to the debt issuer’s perceived creditworthiness. A major factor affecting the pricing of debt instruments is how creditworthy the issuers of these instruments are perceived to be. This perception is often related to credit ratings, assigned by industry-recognized credit rating agencies.

Debt instruments with lower ratings tend to be more volatile than those with higher ratings. Lower-rated or unrated securities may also be hard to value accurately or sell at a fair price.

Credit risk is broadly gauged by the credit ratings of the securities in which the Fund invests. However, ratings are only the opinions of the companies issuing them and are not absolute guarantees as to quality. Investment-grade debt instruments include those that are rated investment-grade by a nationally recognized statistical rating organization, and those securities that the Domini Impact Bond Fund’s portfolio managers believe to be of comparable quality.

If the credit quality of a security declines after the Fund buys it, the Fund’s portfolio managers will decide whether the Fund should continue to hold or should sell the security. Community development investments that are unrated and/or illiquid may be riskier than investment-grade securities, and some may

42

earn below-market rates of return. The Fund may not be able to sell illiquid investments at an advantageous time or price. The Fund may invest in securities which are subordinated to more senior securities of the issuer, or which represent interests in pools of such subordinated securities. The Fund is more likely to suffer a credit loss on subordinated securities than on non-subordinated securities of the same issuer. If there is a default, bankruptcy or liquidation of the issuer, most subordinated securities are paid only if sufficient assets remain after payment of the issuer’s non-subordinated securities. In addition, any recovery of interest or principal may take more time. As a result, even a perceived decline in creditworthiness of the issuer is likely to have a greater impact on subordinated securities. Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer.

Currency Risk. Fluctuations between the U.S. dollar and foreign currency exchange rates could negatively affect the value of the Fund’s investments. The Fund will benefit when foreign currencies strengthen against the dollar and will be hurt when foreign currencies weaken against the dollar. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of U.S. and foreign governments or central banks, the imposition of currency controls or restrictions, and speculation.

Cybersecurity Risk. Cybersecurity failures or breaches by the Fund’s adviser, transfer agent, distributor, custodian, fund accounting agent and other service providers may disrupt Fund operations, interfere with the Fund’s ability to calculate its NAV, prevent Fund shareholders from purchasing, redeeming or exchanging shares or receiving distributions, cause loss of or unauthorized access to private shareholder information, and result in financial losses, regulatory fines, penalties, reputational damage, or additional compliance costs. Substantial costs may be incurred in order to prevent any cyber incidents in the future. The Fund and its shareholders could be negatively impacted as a result.

Emerging Markets Risk. The Domini Impact International Equity Fund may hold companies that are tied economically to emerging-market countries including those in Central and Eastern Europe and/or in the Asia-Pacific region. The securities markets in these and other emerging countries are less liquid, are subject to greater price volatility, have smaller market capitalizations, may have less government regulation, and are not subject to as extensive and frequent accounting, financial, and other reporting requirements as the securities markets of more-developed countries. Further, investment in equity securities of issuers located in emerging countries involves risk of loss resulting from problems in share registration and custody, and substantial economic and political disruptions. These risks are not normally associated with investments in more-developed countries.

Financial Sector Risk. The investment of the Domini Impact International Equity Fund of a large percentage of its holdings in securities of issuers in the financials market sector will subject the Fund to a greater degree to any market price movements, regulatory or technological change, economic conditions or other developments affecting the issuers or companies in the

43

financials market sector. Issuers in the financial sector, such as banks, insurance companies and broker-dealers, may be sensitive to changes in interest rates and general economic activity and are generally subject to extensive government regulation.

Floating and Variable Rate Loan Risk. The Bond Fund’s investment in floating and variable rate loans and similar investments may be illiquid or less liquid than other investments and difficult to value. The value of collateral, if any, securing a floating rate loan can decline or may be insufficient to meet the issuer’s obligations or may be difficult to liquidate. Market quotations for these securities may be volatile and/or subject to large spreads between bid and ask prices. No active trading market may exist for many floating rate loans, and many loans are subject to restrictions on resale. Any secondary market may be subject to irregular trading activity and extended trade settlement periods. In particular, loans may take longer than seven days to settle, potentially leading to the sale proceeds of loans not being available to meet redemptions for a substantial period of time after the sale of the loans. To the extent that sale proceeds of loans are not available, the Bond Fund may sell securities that have shorter settlement periods or may access other sources of liquidity to meet redemption requests. Loans may not be considered “securities,” and purchasers, such as the Bond Fund, therefore may not be entitled to rely on the anti-fraud protections afforded by federal securities laws.

Foreign Investing Risk. The investment of the Domini Impact Equity Fund, Domini Impact International Equity Fund, and Domini Impact Bond Fund in securities of issuers tied economically to a foreign country or foreign regions may represent a greater degree of risk than investment in U.S. securities due to political, social, and economic developments, such as nationalization or expropriation of assets, confiscatory taxation, natural disasters, terrorism, and political or financial instability. Additionally, there is risk resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject, such as accounting, auditing, and financial reporting standards and practices, and the degree of government oversight and supervision. These factors can make foreign investments more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market. A governmental entity may delay, or refuse or be unable to pay, interest or principal on its sovereign debt due to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms. Some markets in which a Fund may invest are located in parts of the world that have historically been prone to natural disasters that could result in a significant adverse impact on the economies of those countries and investments made in those countries. China and other developing market Asia-Pacific countries may be subject to considerable degrees of economic, political and social instability. A number of countries in the European Union (EU) have experienced, and may continue to experience, severe economic and financial difficulties. In addition, voters in the United Kingdom have approved withdrawal from the European

44

Union. Other countries may seek to withdraw from the European Union and/or abandon the euro, the common currency of the European Union.

Geographic Focus Risk. The Domini Impact International Equity Fund will be largely invested in companies based in Europe or the Asia-Pacific region. Market changes or other factors affecting these regions, including political instability and unpredictable economic conditions, could have a significant impact on the Fund due to its regional focus.

Government-Sponsored Entity Risk. The Domini Impact Bond Fund currently invests a significant portion of its assets in securities issued by government-sponsored entities such as Fannie Mae (formally known as the Federal National Mortgage Association), Freddie Mac (formally known as the Federal Home Loan Mortgage Corporation), and the Federal Home Loan Banks. These entities were chartered or sponsored by Congress. However, they are not funded by the government, and their securities are not issued, guaranteed, or insured by the U.S. government or the U.S. Treasury. Although the U.S. government has provided financial support to Fannie Mae and Freddie Mac, there can be no assurance that it will support these or other government-sponsored enterprises in the future.

Impact Investing Risk. Since each of the Domini Impact Equity Fund, Domini Impact International Equity Fund, and Domini Impact Bond Fund, seeks to make sustainable investments that are consistent with Domini’s social and environmental standards, it may choose to sell, or not purchase, investments that are otherwise consistent with its investment objective. In general, the application of the adviser’s social and environmental standards will affect each Fund’s exposure to certain issuers, industries, sectors, regions, and countries and may impact the relative financial performance of the Fund — positively or negatively — depending on whether such investments are in or out of favor.

Information Risk. Domini generally relies on information that is provided by third parties or is self-reported by issuers to apply its social and environmental standards to issuers and/or certain industries, markets, sectors or regions for the Domini Impact Equity Fund, Domini Impact International Equity Fund, or Domini Impact Bond Fund. Therefore, there is a risk in certain circumstances that sufficient information may not be readily available, complete, or accurate, or may be biased. This may affect the way Domini’s standards are applied in a particular situation, which may negatively impact Fund performance. In certain circumstances, this may also lead Domini to avoid certain issuers, markets, industries, sectors, or regions.

Interest Rate Risk. The market prices of securities may fluctuate significantly when interest rates change. In general, the value of a bond goes down when interest rates go up. The value of the Domini Impact Bond Fund tends to follow the same pattern. Interest rates have been historically low, so the Fund faces a heightened risk that interest rates may continue to rise. A general rise in interest rates could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the Fund. A change in interest rates will not have the same impact on all fixed income securities. Securities with longer maturities tend to be more sensitive to

45

changes in interest rates, usually making them more volatile than securities with shorter maturities. Under normal market conditions, the Fund’s effective duration will be within two years (plus or minus) of the portfolio duration of the securities comprising the Bloomberg Barclays U.S. Aggregate Bond Index as calculated by the subadviser. However, calculations of maturity and duration may be based on estimates and may not reliably predict a security’s price sensitivity to changes in interest rates. Moreover, securities can change in value in response to other factors, such as credit risk. In addition, different interest rate measures (such as short- and long-term interest rates and U.S. and foreign interest rates), or interest rates on different types of securities or securities of different issuers, may not necessarily charge in the same amount or in the same direction. Prepayments of the debt instruments held by the Fund that are greater than or less than expected may cause its effective duration to differ from its normal range. This deviation is not a violation of investment policy. When interest rates decline, investments made by the Fund may pay a lower interest rate, which would reduce income received and distributed by the Fund. Also, when interest rates go down, the Fund’s yield will decline.

Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell. When the Domini Impact Bond Fund holds these types of investments, the Fund’s portfolio may be more difficult to value, especially during periods of market turmoil. Markets may become illiquid when there are few, if any, interested buyers or sellers or when dealers are unwilling or unable to make a market for certain securities. As a general matter, dealers recently have been less willing to make markets for fixed income securities. When a Fund holds illiquid investments, the Fund’s portfolio may be harder to value, especially in changing markets. Investments by the Fund in derivatives, below investment grade securities, foreign securities, and corporate loans tend to involve greater liquidity risk. If a Fund is forced to sell or unwind these investments to meet redemptions or for other cash needs, the Fund may suffer a loss. Additionally, the market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. In such cases, the Fund, due to limitations on investments in illiquid securities and the difficulty in purchasing and selling such securities, may be unable to achieve its desired level of exposure to certain sectors. Further, certain securities, once sold, may not settle for an extended period. A Fund will not receive its sales proceeds until that time, which may constrain the Fund’s ability to meet its obligations (including obligations to redeeming shareholders).

Market Risk. The value of each Fund’s securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets or adverse investor sentiment. If the value of the securities owned by the Fund fall, the value of your investment in the Fund will decline. In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on,

46

or been forced to restructure, their debts. These conditions may continue, recur, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars and terror attacks); measures to address budget deficits; downgrading sovereign debt; declines in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment. The U.S. government and the Federal Reserve, as well as certain foreign governments and their central banks, have taken steps to support financial markets, including by keeping interest rates at historically low levels. This and other government intervention may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has reduced its market support activities and recently has begun raising interest rates. Certain foreign governments and central banks are implementing or discussing so-called negative interest rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the Fund invests. Policy and legislative changes in the U.S. and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time. Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund’s investments may be negatively affected. The Fund may experience a substantial or complete loss on any individual security or derivative position.

Market Segment Risk. Each Fund may hold a large percentage of securities in a single market sector. To the extent a Fund holds a large percentage of securities in a single sector, its performance will be tied closely to and affected by the performance of that sector and the Fund will be subject to a greater degree to any market price movements, regulatory or technological change, economic conditions or other developments affecting the issuers or companies in such market sectors. For example, securities in the consumer discretionary segment, such as consumer durables, hotels, restaurants, media, retailing and automobiles, may be significantly affected by the performance of the overall economy, interest rates, competition, consumer confidence and spending, and changes in demographics and consumer tastes. Securities in the industrials segment, such as companies engaged in the production, distribution or service of products or equipment for manufacturing, agriculture, forestry, mining and construction, can be significantly affected by general economic trends, including such factors as employment and economic growth, interest rate

47

changes, changes in consumer spending, legislative and governmental regulation and spending, import controls, commodity prices, and worldwide competition. Securities in the technology segment, such as information technology, communications equipment, computer hardware and software, and office and scientific equipment, are generally subject to risks of rapidly evolving technology, short product lives, rates of corporate expenditures, falling prices and profits, competition from new market entrants, and general economic conditions. Securities in the health care segment, such as health care supplies, health care services, biotechnology and pharmaceuticals, may be significantly affected by government regulation and reimbursement rates, approval of products by government agencies, and patent expirations and litigation.

Mid- to Large-Cap Companies Risk. Under normal circumstances, the Domini Impact Equity Fund and Domini Impact International Equity Fund (each a Fund) will invest primarily in mid-cap to large-cap companies. Mid-cap and large-cap stocks tend to go through cycles when they do better, or worse, than other asset classes or the stock market overall. The performance of each shareholder’s investment will be affected by these market trends. Each Fund reserves the right to invest in companies of any capitalization, including small-cap companies that are more likely to have more limited product lines, fewer capital resources, and less depth of management than larger companies.

Mortgage Dollar Roll Transactions Risk. The benefits to Domini Impact Bond Fund from mortgage dollar roll transactions depend upon the subadviser’s ability to forecast mortgage prepayment patterns on different mortgage pools. The Fund may lose money if, during the period between the time it agrees to the forward purchase of the mortgage securities and the settlement date, these securities decline in value due to market conditions or prepayments on the underlying mortgages.

Mortgage-related and Asset-backed Securities Risk. Under normal circumstances, the Domini Impact Bond Fund (the Fund) may invest in mortgage-related and asset-backed securities. The repayment of certain mortgage-backed and asset-backed securities depends primarily on the cash collections received from the issuer’s underlying asset portfolio and, in certain cases, the issuer’s ability to issue replacement securities. As a result, there could be losses to the Fund in the event of credit or market value deterioration in the issuer’s underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing securities, or the issuer’s inability to issue new or replacement securities. Mortgage-backed securities tend to be more sensitive to changes in interest rates than other types of debt securities. These securities are also subject to prepayment and extension risks. Prepayment risk is generally lower with respect to delegated underwriting and servicing (“DUS”) bonds issued with prepayment penalties that help protect investors in cases of voluntary repayment by the underlying borrower. Upon the occurrence of certain triggering events or defaults, the Fund may become the holder of underlying assets at a time when those assets may be difficult to sell or may be sold only

48

at a loss. In the event of a default, the value of the underlying collateral may be insufficient to pay certain expenses, such as litigation and foreclosure expenses, and inadequate to pay any principal or unpaid interest. Privately issued mortgage-backed and asset-backed securities are not traded on an exchange and may have a limited market. Without an active trading market, these securities may be particularly difficult to value given the complexities in valuing the underlying collateral.

Certain mortgage-backed and asset-backed securities may pay principal only at maturity or may represent only the right to receive payments of principal or interest on the underlying obligations, but not both. The value of these types of instruments may change more drastically than debt securities that pay both principal and interest during periods of changing interest rates. Principal only instruments generally increase in value if interest rates decline, but are also subject to the risk of prepayment. Interest only instruments generally increase in value in a rising interest rate environment when fewer of the underlying obligations are prepaid. Interest only instruments could lose their entire value in a declining interest rate environment if the underlying obligations are prepaid.

Unlike mortgage-related securities issued or guaranteed by the U.S. government or its agencies and instrumentalities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other characteristics. The Fund may invest in other mortgage-related securities, including mortgage derivatives and structured securities. These securities typically are not secured by real property. Because these securities have embedded leverage features, small changes in interest or prepayment rates may cause large and sudden price movements. These securities also can become illiquid and difficult to value in volatile or declining markets.

Mortgage-backed securities are particularly susceptible to prepayment and extension risks, because prepayments on the underlying mortgages tend to increase when interest rates fall and decrease when interest rates rise. Prepayments may also occur on a scheduled basis or due to foreclosure. When market interest rates increase, mortgage refinancings and prepayments slow, which lengthens the effective duration of these securities. As a result, the negative effect of the interest rate increase on the market value of mortgage-backed securities is usually more pronounced than it is for other types of fixed income securities, potentially increasing the volatility of the Fund. Conversely, when market interest rates decline, while the value of mortgage-backed securities may increase, the rates of prepayment of the underlying mortgages tend to increase, which shortens the effective duration of these securities. Mortgage-backed securities are also subject to the risk that the underlying borrowers will be unable to meet their obligations.

At times, some of the mortgage-backed securities in which the Fund may invest will have higher than market interest rates and therefore will be purchased at a premium above their par value. Prepayments may cause losses on securities purchased at a premium.

49

The value of mortgage-backed and asset-backed securities may be affected by changes in credit quality or value of the mortgage loans or other assets that support the securities. In addition, for mortgage-backed securities, when market conditions result in an increase in the default rates on the underlying mortgages and the foreclosure values of the underlying real estate are below the outstanding amount of the underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be less likely.

The Fund may invest in CMOs. Principal prepayments on the underlying mortgage loans may cause a CMO to be retired substantially earlier than its stated maturity or final distribution date. If there are defaults on the underlying mortgage loans, the Fund will be less likely to receive payments of principal and interest, and will be more likely to suffer a loss. This risk may be increased to the extent the underlying mortgages include sub-prime mortgages. As market conditions change, and particularly during periods of rapid or unanticipated changes in market interest rates, the attractiveness of a CMO class and the ability of the structure to provide the anticipated investment characteristics may be significantly reduced. Such changes can result in volatility in the market value, and in some instances reduced liquidity, of a CMO class.

Asset-backed securities are structured like mortgage-backed securities and are subject to many of the same risks. The ability of an issuer of asset-backed securities to enforce its security interest in the underlying asset or to otherwise recover from the underlying obligor may be limited. Certain asset-backed securities present a heightened level of risk because, in the event of default, the liquidation value of the underlying assets may be inadequate to pay any unpaid principal or interest.

Municipal Securities Risk. The Domini Impact Bond Fund may invest in municipal securities. The municipal bond market can be susceptible to unusual volatility, particularly for lower-rated and unrated securities. Liquidity can be reduced unpredictably in response to overall economic conditions or credit tightening. Municipal issuers may be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. Unfavorable conditions and developments relating to projects financed with municipal securities can result in lower revenues to issuers of municipal securities, potentially resulting in defaults. Issuers often depend on revenues from these projects to make principal and interest payments. The value of municipal securities can also be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory and political developments, tax law changes or other legislative actions, and by uncertainties and public perceptions concerning these and other factors. Municipal issuers may be more susceptible to downgrades or defaults during recessions or similar periods of economic stress. In recent periods, an increasing number of municipal issuers in the United States have defaulted on obligations and commenced insolvency proceedings. Financial difficulties of municipal issuers may continue or get worse. To the extent that

50

the Fund invests significantly in a single state or in securities the payments on which are dependent upon a single project or source of revenues, or that relate to a sector or industry, the Fund will be more susceptible to associated risks and developments.

Portfolio Turnover Risk. If a Fund does a lot of trading, the Fund may incur additional operating expenses, which would reduce performance, and could cause shareowners to incur a higher level of taxable income on capital gains. These effects of higher than normal portfolio turnover may adversely affect Fund performance. With respect to the Bond Fund, investment in mortgage dollar rolls and participation in to-be-announced (“TBA”) transactions may significantly increase the Fund’s portfolio turnover rate.

Prepayment and Extension Risk. Many fixed-income securities give the issuer the option to repay or call the security prior to its maturity date. Issuers often exercise the right when interest rates fall. This can reduce the returns of the Domini Impact Bond Fund because it may have to reinvest that money at the lower prevailing interest rates. On the other hand, rising interest rates may cause debt instruments to be repaid later than expected, forcing the Fund to endure the relatively low interest rates on these instruments. This also extends the effective duration of certain debt instruments, making them more sensitive to changes in interest rates and the Fund’s net asset value more volatile. Because the Fund invests in mortgage-backed securities, it is particularly sensitive to this type of risk.

Redemption Risk. A Fund may experience periods of heavy redemptions that could cause the Fund to liquidate its assets at inopportune times or at a loss or depressed value, particularly during periods of declining or illiquid markets. Redemption risk is greater to the extent that a Fund has investors with large shareholdings, short investment horizons, or unpredictable cash flow needs. In addition, redemption risk is heightened during periods of overall market turmoil. The redemption by one or more large shareholders of their holdings in a Fund could hurt performance and/or cause the remaining shareholders in the Fund to lose money. Further, if one decision maker has control of fund shares owned by separate Fund shareholders, including clients or affiliates of the fund’s adviser, redemptions by these shareholders may further increase the Fund’s redemption risk. If a Fund is forced to liquidate its assets under unfavorable conditions or at inopportune times, the Fund’s share price could decline.

Style Risk. The value of your investment may decrease if the subadviser’s investment strategy does not respond well to current market conditions or its judgment regarding the quantity, value, or market trends affecting a particular security, industry, sector or region is incorrect. With respect to the Domini Impact Equity Fund and Domini Impact International Equity Fund, the subadviser seeks to identify stocks it believes are both undervalued by the market and favorably positioned according to earnings growth and price momentum with its proprietary quantitative stock selection approach. There is a risk that this approach may fail to produce the intended results, for example, if stocks remain undervalued during a given period, or because of a failure to anticipate which stocks or industries would benefit from changing

51

market or economic conditions. The investment process and security selection decisions for each Fund rely critically upon a complex software system, and failure of the system to function or the presence of software errors could have an adverse impact on Fund performance.

Technology Sector Concentration Risk. The investment of the Domini Impact Equity Fund of a large percentage of its holdings in securities of issuers in the technology sector will subject the Fund to a greater degree to any market price movements, regulatory or technological change, economic conditions or other developments affecting the issuers or companies in the financials market sector. Securities in the technology sector, such as information technology, communications equipment, computer hardware and software, and office and scientific equipment, are generally subject to risks of rapidly evolving technology, short product lives, rates of corporate expenditures, falling prices and profits, competition from new market entrants, and general economic conditions.

To Be Announced (TBA) Securities Risk. TBA securities, including forward commitments and when-issued or delayed-delivery transactions, arise when securities are purchased or sold in accordance with certain trade parameters agreed upon at the time of contract with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield at the time of entering into the transaction. TBA security transactions involve the risk that the TBA security the Bond Fund buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Bond Fund could lose both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

Valuation Risk. Many factors may influence the price at which a Fund could sell any particular portfolio investment. The sales price Domini Impact Equity Fund, Domini Impact International Equity Fund, or Domini Impact Bond Fund (each a Fund) could receive for any particular portfolio investment may well differ from the Fund’s valuation of the investment, and such differences could be significant, particularly for securities that trade in relatively thin markets and/or markets that experience volatility. If markets make it difficult to value some investments, the Fund may value these investments using more subjective methods, such as fair valuation methodologies. Investors who purchase or redeem Fund shares on days when the Fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the Fund had not fair-valued the securities or had used a different valuation methodology. The value of foreign securities, certain fixed-income securities and currencies, as applicable, may be materially affected by events after the close of the market on which they are valued, but before the Fund determines its net asset value. The Fund’s ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.

52

IMPACT INVESTING

In the course of pursuing their financial objectives, impact investors seek to use their investments to create a more fair and sustainable world. Domini believes that by factoring social and environmental sustainability standards into their investment decisions, investors can encourage greater corporate accountability. The use of social and environmental standards may also help to identify companies that are led by more enlightened management, are focused on the creation of long-term value, and are better able to meet the needs of their stakeholders and of the planet.

Domini’s social and environmental standards are incorporated into its investment process. Domini believes the use of these standards in the investment process helps to more effectively align the financial markets with societal needs, build demand for data on corporate social and environmental performance, and communicate the expectations of impact investors to corporations and other investors. When appropriate, Domini engages in dialogue with the management of companies urging them to address the social and environmental impacts of their operations. In addition, Domini seeks to vote all company proxies in accordance with Domini’s published guidelines, which cover a wide range of social, environmental, and corporate governance matters.

The Social and Environmental Standards

Applied to the Domini Funds

Domini believes that its standards can help identify strong long-term investments, as well as highlight companies and other issuers that enrich society and the environment. Domini seeks to understand each company’s response to what Domini determines to be the key social and environmental challenges it faces.

Domini’s social and environmental standards are designed to reflect many of the standards widely used by impact investors. However, you may find that some Fund holdings do not reflect your social or environmental standards. You may wish to review a list of the holdings in a Fund’s portfolio to decide if they meet your personal standards. To learn how to obtain portfolio holdings information, please refer to “Portfolio Holdings Information.”

Domini’s interpretation and application of its social and environmental standards are subjective and may evolve over time. In addition, Domini may determine that it is necessary to reinterpret or customize its social and environmental standards for a particular region in response to business practices in different regions of the world.

Domini’s standards may limit a Fund’s investment in certain geographic areas due to prevailing political conditions that Domini believes affect the social and environmental performance of companies in those regions. In addition, Domini’s standards currently prohibit investment by the Funds in U.S. Treasuries, the general obligation securities issued by the U.S. government. While Domini recognizes that these securities support many public goods

53

essential for our society, it has adopted this policy to reflect serious concerns about the risks posed by our country’s nuclear weapons arsenal and continuing large military expenditures.

Evaluation of Equity Investments

Domini evaluates potential equity investments against its standards based on the core businesses in which a company engages, as well as on the quality of the company’s relations with key stakeholders, including communities, customers, ecosystems, employees, investors, and suppliers. Domini seeks to determine the degree of alignment between a company’s goods and services and its standards’ long term objective of universal human dignity and environmental sustainability. Domini believes that certain goods and services are misaligned with its standards and therefore ineligible for investment by the Funds.

Domini will seek to avoid investment in firms that it determines to be sufficiently involved with such goods and services to warrant exclusion. These goods and services include, but may not be limited to, alcohol, tobacco, gambling, weapons, nuclear power as well as owners and producers of oil or natural gas and companies substantially involved in coal mining. Major producers of synthetic pesticides and agricultural chemicals are also typically excluded, as are for profit companies substantially involved in the operation of prisons.

Domini will often determine that an investment is consistent with its standards even when the issuer’s profile reflects a mixture of positive and negative social and environmental characteristics. Domini recognizes that relationships with key stakeholders are complicated and that even the best of companies often run into problems day to day. Domini’s approach recognizes that a company with a mixed record may still be effectively grappling with the important issues in its industry and may determine that a company with a combination of controversies and praiseworthy initiatives is eligible for investment.

Evaluation of Debt Instruments

All corporate debt issuers are measured against the same social and environmental standards Domini applies to its equity issuers. When a company issues debt related to a specific project Domini will also evaluate the project’s alignment with its standards.

For municipal, asset-backed and other noncorporate fixed-income issuers, Domini may evaluate issuers, asset classes or individual securities to assess their ability to generate positive social, environmental or community impact. Specifically, Domini’s standards seek to identify investments that support affordable housing, education, climate mitigation, small business development, community revitalization, rural development, the environment, or healthcare.

Domini’s standards favor investments increasing access to public goods and capital for those in historically underserved regions as well as filling capital

54

gaps left by current financial practices. Domini’s standards also favor investments seeking to mitigate the impacts of fossil fuels in energy intensive industries, promoting energy efficiency or otherwise addressing environmental and social justice issues.

Domini’s standards seek to avoid investment in specific debt issuances intended to finance the development of projects which are fundamentally misaligned with our standards such as nuclear power plants or casinos, as well as, bonds that finance projects with substantial sustainability concerns, prolong fossil fuel dependence or involve activities related to the mining of coal or uranium.

In accordance with Domini’s standards, a debt instrument will generally be excluded if its issuer does not otherwise meet Domini’s investment standards, but such instruments may be approved on case-by-case basis if an issuance is designed to finance an important social, environmental or community objective.

Engagement

Each year, the Domini Funds seek to raise issues of social and environmental performance with the management of certain companies through proxy voting, dialogue with management, and by filing shareholder proposals, where appropriate. In foreign regions including European and Asia-Pacific countries, various barriers, including regulatory systems, geography, and language, may impair a Fund’s ability to use its influence effectively. In particular, due to onerous regulatory barriers, the Domini Funds do not generally expect to file shareholder proposals outside the United States.

***

Domini’s interpretation and application of its social and environmental standards are subjective and may evolve over time. Domini may, at its discretion, choose to change its social or environmental standards, add additional standards, or modify the application of the standards to its investment process at any time. Changes to Domini’s investment process, including changes to Domini’s social or environmental standards or the application of the standards to Domini’s investment process, may impact investments held by a Fund, and may cause certain companies, sectors, industries, or countries to be dropped from or added to a Fund’s portfolio. Domini may vary the application of these standards to a Fund, depending, for example, on such factors as asset class, industry and sector representation, market capitalization, investment style, access to quality data on an issuer’s social or environmental performance, and cultural and political factors that may vary by region or country.

55

PORTFOLIO HOLDINGS INFORMATION

A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the Funds’ Statement of Additional Information and at www.domini.com/funddocuments. Currently, disclosure of each Fund’s holdings is required to be made within 60 days of the end of each fiscal semi-annual period (each July 31 and January 31) in the Annual Report and the Semi-Annual Report to Fund shareholders and as of the end of its first and third fiscal quarters (each October 31 and April 30) in publicly available filings of Form N-Q with the SEC.

To obtain copies of Annual and Semi-Annual Reports, free of charge, call 1-800-582-6757. Each Annual, Semi-Annual, and Form N-Q is available online at www.domini.com/funddocuments and on the EDGAR database on the SEC’s website, www.sec.gov.

WHO MANAGES THE FUNDS?

Investment Adviser

Domini Impact Investments LLC) (Domini or the Adviser), 532 Broadway, 9th floor, New York, NY 10012, has been managing money since November 1997. As of March 31, 2018, Domini managed more than $2.38 billion in assets for individual and institutional investors who are working to create positive change in society by using social and environmental standards in their investment decisions. Domini provides the Funds with investment supervisory services, overall operational support, and administrative services. Prior to November 30, 2016, Domini was known as Domini Social Investments LLC.

Domini sets the social and environmental standards for each Fund and also has authority to determine from time to time what securities are purchased, sold, or exchanged, and what portion of assets are held uninvested.

Domini’s social and environmental research is conducted by a team of analysts led by Amy Domini and Carole Laible. Ms. Domini is the founder and Chair of Domini and served as its Chief Executive Officer from 2002 through 2015. She has also served as Chair of the Board of Trustees of the Fund since 1990 and was President of the Domini Funds from 1990 through 2017. Ms. Laible is the Chief Executive Officer of Domini and President of the Domini Funds. She previously served as the President of Domini from 2005 through 2015 and the Treasurer of the Domini Funds from 1997 through 2017.

The development and oversight of Domini’s social and environmental standards is the responsibility of its Standards Committee which may be convened as necessary for interpretation of Domini’s social and environmental standards. The Standards Committee currently includes Amy Domini, Carole Laible, and may include other Domini employees or industry experts.

The Funds employ a “manager of managers” structure under which the Adviser has responsibility to oversee any investment subadvisers and to

56

recommend their hiring, termination, and replacement, subject to the oversight of the Board of Trustees of the Fund (the “Board”). The Funds have obtained an exemptive order from the SEC that permits the Adviser, upon approval of the Board, to change subadvisers without obtaining shareholder approval. Within 90 days of hiring any new subadviser, affected shareholders will be furnished with the information that would be included in a proxy statement regarding a new subadviser. The Adviser will not enter into a subadvisory agreement with an affiliated subadviser without shareholder approval.

Domini has claimed an exclusion from registration as a “commodity pool operator” with respect to the Funds under the Commodity Exchange Act, and therefore is not subject to registration or regulation with respect to the Funds under the Commodity Exchange Act.

Investment Subadviser

The Funds may use one or more Subadvisers who are responsible for the day-to-day management of the Funds’ investments, subject to the oversight of the Adviser. Subadvisers are paid out of the fees paid to the Adviser.

Wellington Management Company LLP (Wellington Management or the Subadviser) is each Fund’s Subadviser. Wellington Management is a Delaware limited liability partnership with principal offices at 280 Congress Street, Boston, Massachusetts 02210. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 80 years. Wellington Management is owned by the partners of Wellington Management Group LLP, a Massachusetts limited liability partnership. Wellington Management provides investment submanagement services to each of the Funds pursuant to Submanagement Agreements with Domini. As of March 31, 2018, Wellington Management had investment management authority with respect to approximately $1.078 trillion in assets.

Donald S. Tunnell is primarily responsible for the day-to-day management of the Domini Impact Equity Fund. David J. Elliott is primarily responsible for the day-to-day management of the Domini Impact International Equity Fund. They are assisted by other members of Wellington Management’s quantitative management group. Campe Goodman is primarily responsible for the day-to-day management of the Domini Impact Bond Fund. He is assisted by other members of Wellington Management’s US broad market team.

Donald S. Tunnell, Senior Managing Director, Co-Director of the Quantitative Investments Group, and Director of Quantitative Research of Wellington Management, joined Wellington Management as an investment professional in 2001 and has been a member of the quantitative management group supporting the Domini Funds since 2005. He has served on the portfolio management team responsible for the Domini Impact Equity Fund since May 2009.

57

David J. Elliott, CFA, FRM, Senior Managing Director, Co-Director of the Quantitative Investments Group, and Director of Quantitative Portfolio Management of Wellington Management, has been a member of the Quantitative Management Group supporting the Domini Funds since 2005, and has served on the portfolio management team responsible for the Domini Impact International Equity Fund since May 2009. Mr. Elliott joined Wellington Management in 1995 and has been an investment professional since 1999.

Campe Goodman, CFA, Senior Managing Director, and Fixed-Income Portfolio Manager on the US broad market team of Wellington Management, has served as a portfolio manager responsible for the Domini Impact Bond Fund since January 7, 2015. Mr. Goodman joined Wellington Management as an investment professional in 2000 and has served as a Fixed-Income Portfolio Manager on the US broad market team of Wellington Management since 2013.

The Statement of Additional Information contains additional information about the compensation of the Wellington Management investment professionals, other accounts managed by them, and their ownership of the securities of the applicable Fund.

Domini Impact Equity Fund. For the services Domini and Wellington Management provide to the Domini Impact Equity Fund, they receive aggregate fees at the following rates: 0.245% of the first $250 million of net assets managed, 0.24% of the next $250 million, and 0.235% of the next $500 million, and 0.23% of net assets managed in excess of $1 billion. The current aggregate management fee schedule took effect May 1, 2017. Prior to May 1, 2017, Domini and Wellington Management received aggregate fees at the following rates: 0.30% of the first $2 billion of net assets managed, 0.29% of the next $1 billion, and 0.28% of net assets managed in excess of $3 billion. Under the Sponsorship Agreement between Domini and the Domini Impact Equity Fund for administrative services provided to the Fund, Domini’s fee is 0.45% of the first $2 billion of net assets managed, 0.44% of the next $1 billion, and 0.43% of net assets managed in excess of $3 billion. Domini has contractually agreed to waive certain fees and/or reimburse certain ordinary operating expenses in order to limit Institutional share expenses to 0.74% through November 30, 2018, absent an earlier modification by the Fund’s Board. Domini has contractually agreed to waive certain fees and/or reimburse certain ordinary operating expenses in order to limit Class A share expenses to 1.09% through November 30, 2019, absent an earlier modification by the Fund’s Board.

During the fiscal year ended July 31, 2017, the Fund paid a total of 0.74% of its average daily net assets for investment advisory, subadvisory and administrative services, after waivers. A discussion regarding the basis of the Board of Trustees’ approval of the Continuation of Domini Impact Equity Fund’s Management and Submanagement Agreements with Domini and Wellington Management, respectively, is available in the Domini Impact Equity Fund’s Annual Report to shareholders for the fiscal year ended July 31, 2017.

58

Domini Impact International Equity Fund. For the services Domini and Wellington Management provide to the Fund they receive aggregate fees at the following rates: 0.97% of the first $250 million of net assets managed, 0.92% of the next $250 million, 0.855% of the next $500 million of net assets managed, and 0.83% of net assets managed in excess of $1 billion. The current aggregate management fee schedule took effect May 1, 2017. Prior to May 1, 2017, Domini and Wellington Management received aggregate fees at the following rates: 1.00% of the first $250 million of net assets managed, 0.94% of the next $250 million, and 0.88% of net assets managed in excess of $500 million. Domini has contractually agreed to waive certain fees and/or reimburse certain ordinary operating expenses in order to limit Class A share expenses to 1.43% through November 30, 2019, absent an earlier modification by the Fund’s Board. Domini has contractually agreed to waive certain fees and/or reimburse certain ordinary operating expenses in order to limit Class Y share expenses to 1.15% through November 30, 2019, absent an earlier modification by the Fund’s Board.

During the fiscal year ended July 31, 2017, the Fund paid a total of 0.93% of its average daily net assets, after waivers, for investment advisory and subadvisory services. A discussion regarding the basis of the Board of Trustees’ approval of the continuance of the Funds’ Management and Submanagement Agreements with Domini and Wellington Management, respectively, is available in the Domini International Impact Equity Fund’s Annual Report to shareholders for the fiscal year ended July 31, 2017.

Domini Impact Bond Fund. For the services Domini and Wellington Management provide to the Domini Impact Bond Fund they receive aggregate fees at the following rates: 0.33% of the first $50 million of net assets managed, 0.32% of the next $50 million of net assets managed, and 0.315% of net assets managed in excess of $100 million. The current aggregate management fee schedule took effect May 1, 2017. Prior to May 1, 2017, Domini and Wellington Management received aggregate fees at the following rates: 0.40% of the first $500 million of net assets managed, 0.38% of the next $500 million of net assets managed, and 0.35% of net assets managed in excess of $1 billion. Under the Administrative Services Agreement between Domini and the Domini Impact Bond Fund, Domini’s fee is 0.25% of the average daily net assets of the Bond Fund. Domini has contractually agreed to waive certain fees and/or reimburse certain ordinary operating expenses in order to limit Investor and Institutional share expenses to 0.87% and 0.57%, respectively, through November 30, 2018, absent an earlier modification by the Fund’s Board. Domini has contractually agreed to waive certain fees and/or reimburse certain ordinary operating expenses in order to limit Class Y share expenses to 0.65% through November 30, 2019, absent an earlier modification by the Fund’s Board.

During the fiscal year ended July 31, 2017, the Fund paid a total of 0.63% or its average daily net assets, after waivers, for investment advisory, subadvisory, and administrative services. A discussion regarding the basis of the Board of Trustees’ approval of the Submanagement Agreement with Domini and Wellington Management is available in the Domini Impact Bond Fund’s Semi-Annual Report to shareholders for the period ended January 31, 2017.

59

THE FUNDS’ DISTRIBUTION PLAN

DSIL Investment Services LLC, a wholly owned subsidiary of Domini, is the distributor of each Fund’s shares. Each Fund has adopted a Rule 12b-1 plan with respect to its Investor shares and Class A shares that allows the Fund to pay its distributor on an annual basis for the sale and distribution of the Investor shares and the Class A shares and for services provided to shareholders. These annual distribution and service fees may equal up to 0.25% of the average daily net assets of each Fund’s Investor shares and Class A shares. The Funds do not pay any distribution fees with respect to the Class R shares or the Institutional shares. Because distribution and service fees are paid out of the assets of the Investor shares and Class A shares, respectively, on an ongoing basis, over time the fee will increase the cost of your investment and may cost you more than paying other types of sales charges.

For more information about the Funds’ distribution plan relating to Investor shares and Class A shares, see the expense tables in the “Funds at a Glance” section and the Statement of Additional Information.

ADDITIONAL PAYMENTS TO FINANCIAL INTERMEDIARIES

Certain financial intermediaries may request, and the Funds’ distributor and/or its affiliates may agree to make, payments in addition to 12b-1 fees and sales charges, if any, out of the distributor’s and/or its affiliate’s own resources. These additional payments are sometimes referred to as “revenue sharing.” These payments assist in the efforts to promote the sale of the Funds’ shares. The Funds’ distributor and/or its affiliates agree with the financial intermediary on the methods for calculating any additional compensation, which may include the level of sales or assets attributable to the firm. Not all intermediaries receive additional compensation and the amount of compensation varies. These payments could be significant to an intermediary. The Funds’ distributor/and or its affiliates determine which financial intermediaries to support and the extent of the payments they are willing to make.

The Funds’ distributor and/or its affiliates hope to benefit from revenue sharing by increasing the Funds’ net assets, which, as well as benefiting the Funds, would result in additional management and other fees for the investment adviser and its affiliates. In consideration for revenue sharing, an intermediary may include the Funds in its sales system or give access to members of its sales force or management. In addition, the intermediary may provide marketing support, shareholder servicing, and/or other activities. Although an intermediary may seek revenue sharing payments to offset costs incurred by the firm in servicing its clients that have invested in the Funds, the intermediary may earn a profit on these payments.

If you purchase shares though a financial intermediary, revenue sharing payments may provide your firm, its employees, or associated persons with an

60

incentive to favor the Funds. You should ask your firm about any payments it receives from the Funds’ distributor, its affiliates, and/or the Funds, as well as about fees and/or commissions it charges.

The Funds’ distributor and/or its affiliates may have other relationships with various banks, trust companies, broker-dealers, or other financial intermediaries relating to the provision of services to the Funds, such as providing omnibus account services, networking services, transaction processing services, or effecting portfolio transactions for Funds. If your intermediary provides these services, the Funds, the Funds’ distributor, and/or its affiliates may compensate the intermediary for these services.

61

SHAREHOLDER MANUAL

This section provides you with information about how to contact the Funds, how to open an account, how to choose a share class, how sales charges are calculated (Class A shares only), buying, selling, and exchanging shares of the Funds, how Fund shares are valued, Fund distributions, and the tax consequences of an investment in a Fund.

For More Information

All investors may visit our website at www.domini.com for more information on the following:

•	Investing in the Funds

•	The daily price of your shares

•	Impact investing

•	About Class A sales charges and the ways you can qualify for reductions or waivers, including:

•	The front-end sales charges that apply to the purchase of Class A shares

•	The contingent deferred sales charges that apply to the redemption of certain Class A shares

•	Who qualifies for lower sales charges on Class A shares

•	Who qualifies for a sales load waiver

Investor share, Institutional share, Class R and Class Y share investors: You may also call our Shareholder Services department toll-free at 1-800-582-6757 for additional information.

Class A investors: You may call your brokerage account Service Organization, or if you do not have a Service Organization, you may call our Fund Services department toll-free at 1-800-498-1351 for additional information.

Shareholder Services and Fund Services personnel are available to take your call business days, 9 a.m. to 6 p.m., Eastern Time.

Investor share investors: You may make transactions, review account information, and obtain the price for your shares 24 hours a day, 7 days a week, by using our automated telephone system or visiting www.domini.com/funddocuments. Class A investors: You may obtain the price for your shares 24 hours a day, 7 days a week, by using our automated telephone system or visiting www.domini.com/funddocuments.

Institutional share, Class R, and Class Y shareholders: You may obtain the price for your shares 24 hours a day, 7 days a week, by using our automated telephone system or visiting www.domini.com/funddocuments.

FUND NAME	SYMBOL
Domini Impact Equity Fund
Investor shares	DSEFX
Class A shares	DSEPX
Institutional shares	DIEQX
Class R shares	DSFRX

FUND NAME	SYMBOL
Domini Impact International Equity Fund
Investor shares	DOMIX
Class A shares	DOMAX
Institutional shares	DOMOX
Class Y	DOMYX
Domini Impact Bond Fund
Investor shares	DSBFX
Institutional shares	DSBIX
Class Y	DSBYX

Account Statements are mailed quarterly or monthly (Institutional shares only). Account statements are also available on our website if you are able to register for online account access.
Trade Confirmations are sent after purchases (except for Automatic Investment Plan purchases and dividend reinvestments) and redemptions (except Systematic Withdrawal Plan redemptions).
Annual and Semi-Annual Reports are mailed in late September and March, respectively, and are available online at www.domini.com/funddocuments.

OPENING AN ACCOUNT

How to Open an Account

1. Read this prospectus (and please keep it for future reference).

2. Review the “Description of Share Classes” and decide which class is appropriate for you.

3. Review “Types of Accounts” and decide which type is appropriate for you. Note that Class Y share are not available directly to individual investors.

4. Decide how much you want to invest. Please see “Description of Share Class” for minimum initial investment requirements.

5. For Investor shares Domini offers two methods to open an account:

•	Online at www.domini.com/Open-Account Payment will be deducted directly from your bank account; or

•	By mail. Download or order an application at www.domini.com/Open-Account or call us at 1-800-762-6814 to receive a copy by mail.

You will need to have your social security number and date of birth for each account owner and beneficiary (for IRAs only) available to complete the application. (IRA beneficiary information can be added later if necessary). Please review “Important Information about Procedures for Opening a New Account”.

You can select the Fund, shares class, and account type you wish to invest in and have the payment deducted directly from your bank account (online) or send a check (by mail only). For payment directly from your bank via wire you will need to provide your bank with the wire transfer instructions set forth in “Bank Wire or Electronic Funds Transfer”. You’ll also be able to set up regularly scheduled automatic investments or withdrawals. For more information see “Automatic Transaction Plans”.

Please note that SEP and SIMPLE IRAs must be opened by regular mail. Representatives of trusts or corporations will also need to submit an application via mail.

For more information see “Buying, Selling, and Exchanging Shares – Investor Shares.”

6. For Class A shares, follow the instructions under “Buying, Selling, and Exchanging Shares – Class A Shares.” Please review “How Sales Charges Are Calculated”, “Waivers for Certain Class A Investors”, “How to Reduce your Sales Charge” and contact your Service Organization.

7. For Institutional, Class R and Class Y shares follow the applicable instructions under “Buying, Selling, and Exchanging Shares – Institutional Shares, Class R or Class Y Shares.”

When using a paper application be sure to completely fill out and sign the Account Application appropriate for the account type and share class you have selected. If you need assistance, please call 1-800-582-6757, business days, 9 a.m. to 6 p.m., Eastern Time or your Service Organization (for Class A shares) or other intermediary for (Institutional , Class R, and Class Y shares).

For more information on transferring assets from another mutual fund family, please call 1-800-582-6757.

What Is “Good Order”?

Purchase, exchange, and sale requests must be in “good order” to be accepted by a Fund. To be in “good order” a request must include the following:

•  The Fund name and account number

•  The receipt of payment for shares by check, wire, ACH transfer, or the amount of the transaction (in a specific dollar amount, number of shares, or percentage of account value) for the exchange or sale (receipt of payment via ACH transfers may take at least 2 business days)

•  Name, address, and other information that will allow us to identify you

•  The signatures of all owners exactly as registered on the account (for redemption requests by mail)

•  For corporate or institutional accounts, a certified copy of a current list of authorized signatories or a related certified corporate resolution, as applicable

•  A Medallion Signature Guarantee, if required (see “Additional Information on Selling Shares”)

•  Any other supporting legal documentation that may be required

Exchange and sale requests that exceed the available account balance or number of shares will be rejected.

Important Information about Procedures for Opening a New Account

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens a new account. What this means for you: When you open a new account, you will be asked to provide your name, residential address, date of birth, Social Security number, and other information that identifies you. You may also be asked to show your driver’s license or other identifying documents.

For businesses and other entities seeking to open an account or establish a relationship, federal law requires us to obtain, verify, and record information that identifies each business or entity. What this means for you: When you open an account or establish a relationship, we will ask for your business name or other entity name, a street address, and a tax identification number, which federal law requires us to obtain.

If a Fund is not adequately able to identify you within the time frames set forth in the law, your shares may be automatically redeemed. If the net asset value per share has decreased since your purchase, you will lose money as a result of this redemption. You may also incur any applicable charges and expenses.

DESCRIPTION OF SHARE CLASSES

The Domini Impact Equity Fund offers four classes of shares: Investor, Class A, Institutional, and Class R shares. The Domini Impact International Equity Fund offers four classes of shares: Investor shares, Class A shares, Institutional shares, and Class Y shares. The Domini Impact Bond Fund offers three classes of shares: Investor shares, Institutional, and Class Y shares. As described herein, each share class has its own cost structure and eligibility requirements, allowing you to choose the one that best meets your needs. The Funds, the Adviser, and/or its affiliates may modify the qualifications for purchase of each class of shares at any time.

The Investor and Class A shares have each adopted a Rule 12b-1 plan that allows the class to pay distribution fees for the sale and distribution of its shares and for providing services to shareholders. Because these fees are paid out of a Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Dealers and other financial intermediaries purchasing shares for their customers in omnibus accounts are responsible for compliance with class eligibility restrictions.

Your investment professional or financial intermediary may receive different compensation depending upon which class you choose, and may impose their own investment fees and practices for purchasing and selling Fund shares, which are not described in this prospectus or in the SAI. Consult your investment professional or financial intermediary about the availability of Fund share classes, the investment professional or financial intermediary’s practices, and other information.

Please note that the Funds do not charge any front-end sales charge, contingent deferred sales charge or asset-based fee for sales or distribution of Institutional, Class R, or Class Y shares. However, if you invest in Institutional, Class R, or Class Y shares through an investment professional or financial intermediary, that investment professional or financial intermediary may charge you a commission in an amount determined and separately disclosed to you by that investment professional or financial intermediary.

Because the Funds are not a party to any commission arrangement between you and your investment professional or financial intermediary, any purchases and redemptions of Institutional, Class R, or Class Y shares will be made by a Fund at the applicable net asset value (before imposition of the sales commission). Any commissions charged by an investment professional or financial intermediary are not reflected in the fees and expenses listed in each Fund’s fee table or expense example in this prospectus nor are they reflected in each Fund’s performance in the bar chart and table in this prospectus because these commissions are not charged by the Funds.

If you purchase Fund shares through a broker-dealer or other financial intermediary or financial institution that has entered into an agreement with the Fund’s distributor or affiliates, your transaction may be subject to transaction and other charges or investment minimums established by that entity. Investors in the Funds do not pay such transaction charges if shares are purchased directly from the Funds.

The availability of certain sales charge waivers and discounts may depend on whether you purchase your shares directly from a Fund or through a financial intermediary. Specific intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or contingent deferred (back-end) sales load (CDSC) waivers, which are discussed under “Intermediary-Defined Sales Charge Waiver Policies”. In all instances, it is the purchaser’s responsibility to notify the Fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase fund shares directly from the fund or through another intermediary to receive these waivers or discounts. Please see the “Intermediary-Defined Sales Charge Waiver Policies” section to determine any sales charge discounts and waivers that may be available to you through your financial intermediary.

INVESTOR SHARES

•	No front-end sales charge.

•	Distribution and service (12b-1) fees of 0.25%.

•	The minimum initial investment in each Fund is as follows:

•	$2,500 for regular accounts ($1,500 if using our Automatic Investment Plan)

•	$1,500 for Retirement Accounts, UGMA/UTMA Accounts, and Coverdell Education Savings Accounts (Automatic Investment Plan also available)

•	The minimum to buy additional shares of each Fund is as follows:

•	$50 for accounts using our Automatic Investment Plan

•	$100 for all other accounts

•	Each Fund may waive minimums for initial and subsequent purchases for investors who purchase shares through omnibus accounts.

CLASS A SHARES

•	Front-end sales charges, as described under the subheading “How Sales Charges Are Calculated for Class A Shares.”

•	A contingent deferred sales charge on shares sold within one year of purchase, as described under the subheading “Investments of $1,000,000 or More.”

•	Distribution and service (12b-1) fees of 0.25%.

•	The minimum initial investment in each Fund as follows:

•	$2,500 for regular accounts ($1,500 if using our Automatic Investment Plan)

•	$1,500 for Retirement Accounts, UGMA/UTMA Accounts, and Coverdell Education Savings Accounts (Automatic Investment Plan also available)

•	The minimum to buy additional shares of each Fund as follows:

•	$50 for accounts using our Automatic Investment Plan

•	$100 for all other accounts

•	Each Fund may waive minimums for initial and subsequent purchases for investors who purchase shares through omnibus accounts.

•	The applicable Service Organization provides shareholder services to these accounts.

INSTITUTIONAL SHARES

•

No front-end sales charge. However, if you invest in Institutional shares through an investment professional or financial intermediary, that investment professional or financial intermediary may charge you a commission in an amount determined and separately disclosed to you by that investment professional or financial intermediary.

•	No 12b-1 fees.

•

May only be purchased by or for the benefit of investors that meet the minimum investment requirements, have been approved by the distributor, and fall within the following categories: endowments, foundations, religious organizations and other nonprofit entities, individuals, retirement plan sponsors, family office clients, private trusts, certain corporate or similar institutions, or omnibus accounts maintained by financial intermediaries.

•	The minimum initial investment is $500,000.

•	Investors may meet the minimum initial investment amount by aggregating up to three separate accounts within the Institutional share class of a Fund.

•

Accounts will not generally be established for omnibus or other accounts for which Domini provides recordkeeping and other shareholder service payments or for which the Fund is required to pay any type of administrative payment per participant account.

CLASS R SHARES

•

No front-end sales charge. However, if you invest in Class R shares through an investment professional or financial intermediary, that investment professional or financial intermediary may charge you a commission in an amount determined and separately disclosed to you by that investment professional or financial intermediary.

•	No 12b-1 fees.

•

Generally available only to certain eligible retirement and benefit plans, including 401(k) plans, 457 plans, profit sharing and money purchase pension plans, defined benefit plans, and nonqualified deferred compensation plans. The sponsors of these retirement plans provide various shareholder services to the accounts.

•	Also available to omnibus accounts maintained by financial intermediaries, endowments, foundations, religious organizations, and other tax-exempt entities that are approved by the Funds’ distributor.

CLASS Y SHARES

•

No front-end sales charge. However, if you invest in Class Y shares through an investment professional or financial intermediary, that investment professional or financial intermediary may charge you a commission in an amount determined and separately disclosed to you by that investment professional or financial intermediary.

•	No 12b-1 fees.

•	May only be purchased through omnibus accounts held on the books of the Fund for financial intermediaries that have been approved by the Funds’ distributor.

•	No investment minimum.

TYPES OF ACCOUNTS

You may invest in the Funds through the following types of accounts:

Individual and Joint Accounts (nonretirement)	Invest as an individual or with one or more people. If you are opening a joint account, joint tenancy with rights of survivorship will be assumed unless other ownership is noted on your Account Application. You may also open an account to invest assets held in an existing personal trust.
Individual Retirement Accounts (IRAs)	You may open an account to fund a traditional IRA or a Roth IRA. Custodian and other account level fees will apply.
Uniform Gifts/Transfers to Minors Act (UGMA/UTMA) Accounts	These accounts are maintained by a custodian you choose (which may be you) on behalf of a minor. They provide a simple method for giving irrevocable gifts to children without having to establish a formal trust.
Coverdell Education Savings Accounts (formerly Education IRAs)	These accounts may be established on behalf of any child with a Social Security number and are used to save for higher education expenses. Custodian and other account level fees will apply.
Employer-Sponsored Retirement and Benefit Plans	You may be able to open an account for or as part of an employer-sponsored retirement or benefit plan, such as a 401(k) plan, SEP-IRA, or SIMPLE IRA. Custodian and other account level fees will apply.
For an Organization	You may open an account for a trust, corporation, partnership, endowment, foundation, or other entity.
Omnibus Accounts	Financial intermediaries may invest through omnibus accounts held on the books of the Funds. Individuals may only invest through entities which maintain an omnibus account on the books of the Fund.

PAPER DOCUMENT DELIVERY FEE

An annual paper document delivery fee of $15 is deducted from each direct Domini Fund account that has a balance below $10,000. This fee is charged in order to help defray the significant costs associated with printing and mailing paper statements and documents for each account.

You may avoid this paper document delivery fee by choosing paperless e-delivery of statements, prospectuses, shareholder reports, and other materials for each of your Fund accounts.

To sign up for e-delivery, you must first establish online account access. Visit www.domini.com and click on “Account Access” to register. Once you are logged on to your account, select “Account Options,” and select the “E-Delivery” option. You can then choose e-delivery for various documents and provide your e-mail address. See “Fund Statements and Reports — E-Delivery” for more information.

The paper document delivery fee applies to both retirement and nonretirement Fund accounts held directly with Domini. The paper document delivery fee, which will be collected by redeeming Fund shares in the amount of $15, will be deducted from a Fund account only once per calendar year (generally December). The fee will be assessed based on your account balance as of the day account balances are reviewed and will not take into account your average account balance for the year.

The paper document delivery fee will not be deducted on accounts held through intermediaries or participant accounts in employer-sponsored defined contribution plans.

At its discretion, Domini reserves the right to waive or modify the paper document delivery fee at any time.

BUYING, SELLING, AND EXCHANGING INVESTOR SHARES

The following chart describes all the ways you can buy, sell, and exchange Investor shares of the Domini Funds. If you need any additional information or assistance, please call 1-800-582-6757.

METHOD	INSTRUCTIONS
Mail[4] By Mail you may: Buy Sell Exchange	For regular mail: Domini Funds P.O. Box 9785 Providence, RI 02940-9785	For overnight deliveries only: Domini Funds 4400 Computer Drive Westborough, MA 01581

To buy shares by mail:

•  For your initial investment, complete an Account Application and mail it with your check, or arrange for a bank wire (see “Bank Wire or Electronic Funds Transfer via ACH”).

•  For subsequent investments, fill out the investment slip included with trade confirmations, account statements, or printed from www.domini.com, or send a note with your check indicating the Fund name, the account number, and the dollar amount, or arrange for a bank wire, (see “Bank Wire or Electronic Funds Transfer via ACH”).

•  Your check must be made payable to ‘‘Domini Funds.’’ Always include your account number on your check. Note: To comply with anti-money laundering rules and for our mutual protection, the Funds generally do not accept cash, cashier’s checks, money orders, checks made payable to third parties or dated six months or older, starter checks, traveler’s checks, or checks drawn on a non-U.S. bank.

•  Please note that if you purchase shares by check and you sell those shares soon after purchase, your redemption proceeds will not be sent to you until your check clears, which may take 8 or more business days after purchase.

To sell shares by mail (you must include the following information in your written instruction or your request may be returned):

•  The Fund name

•  The Fund account number

•  The dollar amount or number of shares

•  The signatures of all necessary authorized signers exactly as they appear on the initial application

•  A Medallion Signature Guarantee, if required (see “Additional Information on Selling Shares”)

•  Additional supporting documentation may be required for certain types of accounts

METHOD	INSTRUCTIONS
Mail[4] By Mail you may: Buy Sell Exchange (Continued)

To exchange shares by mail (selling shares of one Fund and using the proceeds to purchase shares of another Domini Fund), you must include the following information or your request may be returned:

•  The Fund names

•  The Fund account numbers

•  The dollar amount or number of shares

•  The signatures of all necessary authorized signers exactly as they appear on the initial application

The Domini Funds and their transfer agent do not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such services or receipt of transaction requests at the transfer agent’s post office box does not constitute receipt by the transfer agent or the Domini Funds. Accordingly, there may be a delay in receipt by the transfer agent of transaction requests submitted to the transfer agent’s post office box.

Online[3,4,5] Online you may: Buy Sell Exchange

You may communicate orders to buy, sell,* and exchange shares online 24 hours a day** by following these steps:

•  Visit www.domini.com and select “Open an Account” to open a new account, or “Account Access” to access your existing account.

•  To buy shares online, you will need to establish bank instructions on your account. To do this while opening a new account online, simply have your bank details ready and follow the on-screen instructions.

To add or change bank instructions for an existing account, you must submit a Wire/ACH Redemption Form by mail, which can be downloaded at www.domini.com, or submit a written request that contains the following information:

•  Bank name and address

•  ABA/routing number

•  Account Name and Number

•  Account type (checking, money market, or savings) and a voided check, if applicable

Your signature on the Wire/ACH Redemption Form or other written request must be accompanied by a Medallion Signature Guarantee, which can be obtained at a local bank or other financial firm (see “Additional Information on Selling Shares” for more information).

To buy, sell, or exchange Fund shares online in an existing account, please go to www.domini.com and select “Account Access” to access your existing account. Once logged in, follow the online prompts.

•  Online help is available at each screen.

*   Online distribution requests are not available for Retirement Plan/IRA accountholders.

**  Access to the online account management system may be limited during periods of peak demand, market volatility, system upgrades or maintenance, or for other reasons. Your transaction will be processed as of the first business day it is deemed to be in good order before the close of trading (normally 4 p.m. Eastern Time).

METHOD	INSTRUCTIONS
Phone[1,2,3,4,5] By Phone you may: Buy Sell Exchange

Automated:

Current shareholders may buy, sell,* and exchange shares using our automated telephone account access system 24 hours a day by following these steps:

•  Dial 1-800-582-6757.

•  Establish or use your Personal Identification Number (PIN) and then follow the prompts to enter a transaction instruction.

•  At any time you may follow the prompts to return to the main menu. Access to the automated telephone system may be limited during periods of peak demand, market volatility, system upgrades or maintenance, or for other reasons.

* Automated distribution requests are not available for Retirement Plan/IRA accountholders.

Speak to a live Shareholder Services Representative:

Current shareholders may buy, sell,* and exchange shares by calling 1-800-582-6757, business days, 9 a.m. to 6 p.m. Eastern Time. Follow the prompts and say “speak to a representative”.

Your transaction will be processed as of the first business day it is deemed to be in good order before the close of trading (normally 4 p.m. Eastern Time).

* Telephonic distribution requests are not available for 403(b) accountholders. Please contact Shareholder Services for assistance.

Bank Wire or Electronic Funds Transfer via ACH[4,5] By Bank Wire or Electronic Funds Transfer you may: Buy Sell

To buy shares:

For your initial investment, you may open an account online at www.domini.com, or complete an Account Application and mail it to Domini Funds at the address shown above for purchasing shares by mail.

Then call 1-800-582-6757 to obtain an account number before directing your bank to send funds by wire (skip this step if you are opening an account online).

You must include the following information in your wire transfer or your money may be returned uninvested:

	• Bank: • Location: • ABA: • Acct Name: • Acct #: • FBO:	Bank of New York Mellon New York 011001234 BNY Mellon Investment Servicing (US) Inc. as agent for Domini Impact Investments 0000733148 Account Name, Account Number, and Domini Fund Name
For subsequent investments, please call 1-800-582-6757 to notify Shareholder Services of your incoming wire and use the wire instructions above.

METHOD	INSTRUCTIONS
Bank Wire or Electronic Funds Transfer via ACH[4,5] By Bank Wire or Electronic Funds Transfer you may: Buy Sell (Continued)

To sell shares:

If you have already established banking instructions on your account, you may request receipt of redemption proceeds by wire or electronic funds transfer via ACH online, in writing, or by speaking with a Shareholder Services representative at 1-800-582-6757.

Note that accounts opened online are generally limited to directing the delivery of redemption proceeds by bank wire or electronic funds transfer via ACH to the bank account from which the initial account deposit originated.

If you would like to establish privileges for wire redemption or electronic funds transfer via ACH or change the redemption proceeds delivery instructions for an existing account, you must fill out and submit the Wire/ACH Redemption Form available at www.domini.com or submit a written request that contains the following information:

•  Bank name and address

•  ABA/routing number

•  Account name and number

•  Account type (checking, money market, or savings) and a voided check, if applicable

Your signature on the Wire/ACH Redemption Form or other written request must be accompanied by a Medallion Signature Guarantee (see “Additional Information on Selling Shares” for more information).

There is a $10 outgoing wire transfer fee (deducted directly from sale proceeds) and a $1,000 minimum wire amount. The wire transfer fee and the minimum wire amount may be waived for certain individuals and institutions at Domini’s discretion. Electronic funds transfer via ACH has no outgoing fee, but it may take at least two business days for the funds to reach your bank account.

(1)	First-time users will need to call 1-800-582-6757, business days, 9 am to 6 p.m., Eastern Time, and follow the prompts to obtain a telephone PIN.

(2)	Neither the Funds nor their transfer agent, distributor, agents, or affiliates will be liable for any loss, liability, cost, or expense for acting on telephone instructions believed to be genuine. The Funds will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Please contact the Funds if you wish to suspend telephone redemption privileges.

(3)	After establishing ACH privileges, shareholders may place ACH transaction orders by telephone, online or through the automated telephone account access system. All electronic deposits are subject to review. Your ACH transaction purchase order will be considered in good order on the date the payment for shares is received by the Fund before the close of regular trading (normally 4 p.m. Eastern Time on a day that the NYSE is open for trading). This may take at least 2 business days.

(4)	Redemptions or exchanges of shares made less than 30 days after settlement of purchase or acquisition through exchange will be subject to a redemption fee equal to 2% of the amount redeemed or exchanged, subject to certain exceptions. The redemption fee will be deducted from your proceeds and returned to the applicable Fund. If you acquired shares on different days, the “first in, first out” (FIFO) method is used to determine the holding period. This means that the shares you held the longest will be redeemed first for purposes of determining whether the redemption fee applies. Please see “Market Timing and Redemption Fee” for additional information.

(5)	Sales (redemptions) exceeding $100,000 must be requested in writing (see “Buying, Selling, and Exchanging Shares by Mail” and “Additional Information on Selling Shares” for more information) and generally require a medallion signature guarantee.

Existing shareholders may exchange all or a portion of their Fund shares into shares of the same class of any other available Domini Fund. All exchanges must meet applicable minimum investment requirements.

IMPORTANT: Once a redemption order is placed, the transaction cannot be cancelled by the shareholder.

BUYING, SELLING, AND EXCHANGING CLASS A SHARES

For information regarding the ways you can buy, sell, and exchange Class A shares of the Domini Impact Equity Fund and Domini Impact International Equity Fund and whether you qualify for a sales charge waiver or reduction please contact your Service Organization. If you need any additional information or assistance, please call the Fund Services Department at 1-800-498-1351 or visit our website at www.domini.com.

How Sales Charges are Calculated for Class A Shares

•	You buy Class A shares of a Fund at the offering price, which is the net asset value per share plus a front-end sales charge of up to 4.75%.

•	You pay a lower sales charge as the size of your investment increases to certain levels (called breakpoints).

•	You do not pay a sales charge on Class A share dividends or distributions that you reinvest in Class A shares of a Fund.

•	Class A shares are subject to an annual distribution (12b-1) fee up to 0.25% of the Fund’s average daily net assets.

The table below shows the rate of sales charge you pay, depending on the amount of Class A shares you purchase. As provided in the table, the percentage sales charge declines based upon the dollar value of Class A shares you purchase. Your Service Organization receives a percentage of these sales charges as compensation for the services it provides to you. Your Service Organization may also receive the annual distribution fee payable on Class A shares at a rate of up to 0.25% of the average daily net assets represented by the Fund shares it services.

The Investor, Institutional, and Class R shares of the Domini Funds are not subject to sales charges. These share classes may not be available through your Service Organization.

The Funds offer additional ways to waive or reduce your sales charges as provided under “Waivers for Certain Class A Investors,” “Investments of $1,000,000 or More,” or “Reducing Your Sales Charges.”

	Front-End Sales Charge
Amount of Purchase	Percentage of Offering Price	Percentage of Net Amount Invested
Less than $50,000	4.75%	4.99%
$50,000 but less than $100,000	3.75%	3.90%
$100,000 but less than $250,000	2.75%	2.83%
$250,000 but less than $500,000	1.75%	1.78%
$500,000 but less than $1 million	1.00%	1.01%
$1 million and over	None	None

Your Service Organization also may impose transaction charges. Investors in the Funds do not pay such transaction charges if shares are purchased directly from the Funds.

Please contact your Service Organization for more information about sales charges and transaction charges. Additional information about sales charges is also included in the Funds’ Statement of Additional Information.

Waivers for Certain Class A Investors

Class A initial sales charges may be waived for certain types of investors, including the following:

•

Investors participating in “wrap fee” or asset allocation programs or other fee-based arrangements sponsored by nonaffiliated broker-dealers and other financial institutions that have entered into agreements with the Funds, the distributor, or its affiliates

•

Any accounts established on behalf of registered investment advisers or their clients by broker-dealers that charge a transaction fee and that have entered into agreements with the Funds, the distributor, or its affiliates

If you qualify for a waiver of the Class A initial sales charge, you must notify your Service Organization or the transfer agent at the time of purchase.

The availability of certain sales charge waivers and discounts may depend on whether you purchase your shares directly from a Fund or through a financial intermediary. Please see the “Intermediary-Defined Sales Charge Waiver Policies” section for more information.

Investments of $1,000,000 or More

You do not pay an initial sales charge when you invest $1 million or more in the Class A shares of a Fund. However, you may be subject to a contingent deferred sales charge of up to 1.00% of the lesser of the cost of the shares at the date of purchase or the value of the shares at the time of redemption if you redeem within one year of purchase.

The Fund’s distributor may pay up to 1.00% to a Service Organization for Class A share purchase amounts of $1 million or more. In such cases, starting in the 13th month after purchase, the Service Organization will also receive the annual distribution fee of up to 0.25% of the average daily net assets of the Class A shares of a Fund held by its clients. Prior to the 13th month, the Fund’s distributor will retain the annual distribution fee. Where the Service Organization does not receive the payment of up to 1.00% from the Fund’s distributor, the Service Organization will instead receive the annual distribution fee starting immediately after purchase. In certain cases, the Service Organization may receive both a payment of up to 1.00% from the distributor as well as the annual distribution fee starting immediately after purchase. Please contact your Service Organization for more information.

Reducing Your Sales Charges

There are several ways you can combine multiple purchases of certain Domini Fund shares to take advantage of the breakpoints in the sales charge schedule.

Right of Accumulation. The right of accumulation lets you add the value of certain Domini Fund shares you already own to the amount of your next purchase for purposes of calculating the initial sales charge. The calculation of this amount would include your current holdings of all Investor and Class A shares of each Domini Fund, except the Domini Impact Bond Fund.

Letter of Intent. A letter of intent lets you purchase Class A shares over a 13-month period and receive the same sales charge as if all shares had been purchased at once. You can use a letter of intent to qualify for reduced sales charges if you plan to invest at least $50,000 in certain Domini Fund shares during the next 13 months. The calculation of this amount would include your current holdings of all Investor and Class A shares of each Domini Fund, except the Domini Impact Bond Fund, as well as any reinvestment of dividends and capital gains distributions. When you sign this letter, the Fund agrees to charge you the reduced sales charges listed above. Completing a letter of intent does not obligate you to purchase additional shares. However, if you do not achieve the stated investment goal within the 13-month period, you are required to pay the difference between the sales charges otherwise applicable and sales charges actually paid, which may be deducted from your investment.

Group Investment Program. Family groups may be treated as a single purchaser under the right of accumulation privilege. Each investor has an individual account, but the group’s investments are lumped together for sales charge purposes, making the investors potentially eligible for reduced sales charges. A family group includes a spouse, parent, stepparent, grandparent, child, stepchild, grandchild, sibling, father-in-law, mother-in-law, brother-in-law, or sister-in-law, including trusts created by these family members.

In order to take advantage of any reduction in sales charges that may be available to you, you must inform your Service Organization. In order to obtain sales charge reductions, you may be required to provide information and records, such as account statements, to your Service Organization. Please retain all account statements. The records required to take advantage of a reduction in sales charges may not be maintained by the Fund, its transfer agent, or your Service Organization.

Waivers of Deferred Sales Charges

The deferred sales charge that may be charged on investments in Class A shares in excess of $1 million that are sold within one year of purchase will be waived in the case of the following:

•

Sales of Class A shares held at the time you die or become disabled (within the definition in Section 72(m)(7) of the Internal Revenue Code of 1986, as amended (the “Code”), which relates to the ability to engage in gainful employment), if the shares are (1) registered either in your name (not a trust) or in the names of you and your spouse as joint tenants with rights of survivorship; or (2) held in a qualified corporate or self-employed retirement plan, IRA, or 403(b) Custodial Account, provided, in any case, that the sale is requested within one year of your death or initial determination of disability.

•

Sales of Class A shares in connection with the following retirement plan “distributions”: (1) lump-sum or other distributions from a qualified corporate or self-employed retirement plan following retirement (or, in the case of a “key employee” of a “top heavy” plan, following attainment of age 59 1/2); (2) distributions from an IRA or 403(b) Custodial Account following attainment of age 59  1/2; or (3) a tax-free return of an excess IRA contribution (a “distribution” does not include a direct transfer of IRA, 403(b) Custodial Account, or retirement plan assets to a successor custodian or trustee). The charge also may be waived upon the tax-free rollover or transfer of assets to another retirement plan invested in the Fund. In such event, as described below, the Fund will “tack” the period for which the original shares were held onto the holding period of the shares acquired in the transfer or rollover for purposes of determining what, if any, deferred sales charge is applicable in the event that such acquired shares are redeemed following the transfer or rollover. The charge also may be waived on any redemption that results from the return of an excess contribution pursuant to Section 408(d)(4) or (5) of the Code or the return of excess deferral amounts pursuant to Code Section 401(k)(8) or 402(g)(2). In addition, the charge may be waived on any minimum distribution required to be distributed in accordance with Code Section 401(a)(9).

•	Sales of Class A shares in connection with the Systematic Withdrawal Plan, subject to the conditions outlined under “Systematic Withdrawal Plan.”

All waivers will be granted only following the Fund’s distributor receiving confirmation of your entitlement. If you believe you are eligible for a deferred sales charge waiver, please contact your Service Organization. In order to obtain a waiver, you may be required to provide information and records, such as account statements, to your Service Organization. Please retain all account statements. The records required for a deferred sales charge waiver may not be maintained by the Fund, its transfer agent, or your Service Organization.

The availability of certain sales charge waivers and discounts may depend on whether you purchase your shares directly from a Fund or through a financial intermediary. Please see the “Intermediary-Defined Sales Charge Waiver Policies” section for more information.

Reinstatement Privilege

If you sell Class A shares of a Fund, you may reinvest some or all of the proceeds in the Class A shares of the Fund within 120 days without a sales charge, as long as the Fund’s distributor or your Service Organization is notified before you reinvest. If you paid a deferred sales charge when you sold shares and you reinvest in Class A shares of the Fund within 120 days of such sale, the amount of the deferred sales charge you paid will be deducted from the amount of sales charge due on the purchase of Class A shares of the Fund, if you notify your Service Organization. All accounts involved must have the same registration.

More About Deferred Sales Charges

You do not pay a deferred sales charge on the following:

•	Class A shares representing reinvested distributions and dividends

•	Class A shares held longer than 1 year from the date of purchase

The Fund’s distributor receives deferred sales charges as partial compensation for its expenses in selling shares, including the payment of compensation to your Service Organization.

* * * * *

For more information about sales charges please consult your Service Organization, or refer to the Funds’ Statement of Additional Information.

BUYING, SELLING, AND EXCHANGING INSTITUTIONAL SHARES

For information regarding the ways you can buy, sell, and exchange Institutional shares of the Domini Impact Equity Fund or Domini Impact Bond Fund please call 1-800-582-6757. Institutional shares are purchased at net asset value with no front-end sales charge and no contingent deferred sales charge when redeemed. However, if you invest in Institutional shares through an investment professional or financial intermediary, that investment professional or financial intermediary may charge you a commission in an amount determined and separately disclosed to you by that investment professional or financial intermediary.

BUYING, SELLING, AND EXCHANGING CLASS R SHARES

For information regarding the ways you can buy, sell, and exchange Class R shares of the Domini Impact Equity Fund please call 1-800-582-6757. Class R shares are purchased at net asset value with no front-end sales charge and no contingent deferred sales charge when redeemed. However, if you invest in Class R shares through an investment professional or financial intermediary, that investment professional or financial intermediary may charge you a commission in an amount determined and separately disclosed to you by that investment professional or financial intermediary.

BUYING, SELLING, AND EXCHANGING CLASS Y SHARES

For information regarding the ways you can buy, sell, and exchange Class Y shares of the Domini Impact International Equity Fund or Domini Impact Bond Fund please call 1-800-582-6757. Class Y shares are purchased at net asset value with no front-end sales charge and no contingent deferred sales charge when redeemed. However, if you invest in Class Y shares through an investment professional or financial intermediary, that investment professional or financial intermediary may charge you a commission in an amount determined and separately disclosed to you by that investment professional or financial intermediary.

AUTOMATIC TRANSACTION PLANS

Automatic transaction plans are available for your convenience to purchase or to sell Investor, Institutional, and Class A shares at specified intervals without having to manually initiate each transaction.

Automatic Investment Plan – Investor, Institutional, and Class A shares

You may authorize your Service Organization, or if you do not have a brokerage account with a Service Organization, a Fund, to have specified amounts automatically deducted from your bank account and invested in a Fund in weekly, monthly, quarterly, semi-annual, or annual intervals. This service can be established for your account at any time. Visit www.domini.com to access an Automatic Investment Plan form. For Investor shares or Institutional shares call 1-800-582-6757 for more information. For Class A shares call your Service Organization, or if you do not have a brokerage account with a Service Organization, call Fund Services at 1-800-498-1351.

This service may take up to four weeks to begin. Also, due to the varying procedures to prepare, process, and forward the bank withdrawal information to the Funds, there may be periodic delays in posting the funds to your account.

Systematic Withdrawal Plan – Investor, Institutional, and Class A shares

If you own shares of a Fund with an aggregate value of $10,000 or more, you may establish a Systematic Withdrawal Plan under which shares will be sold, at net asset value, in the amount and for the periods specified (minimum $100 per payment). Shares redeemed under the plan will not be subject to any applicable redemption fees.

The amount of your investment in a Fund at the time you elect to participate in the Systematic Withdrawal Plan is referred to as your “initial account balance.” You may not redeem more than 10% of your initial account balance in any calendar year under the Systematic Withdrawal Plan.

Each Fund reserves the right to change the terms and conditions of the Systematic Withdrawal Plan and may cease offering the Systematic Withdrawal Plan at any time.

Except as noted below, there is no charge to participate in the Systematic Withdrawal Plan. Call 1-800-582-6757 for more information.

For Class A shares, your Service Organization may charge you a fee to participate in the Systematic Withdrawal Plan. Call your Service Organization, or if you do not have a brokerage account with a Service Organization, Fund Services at 1-800-498-1351 for more information.

Dollar-Cost Averaging

Dollar-cost averaging is a long-term investment strategy designed to avoid the pitfalls of timing the market by investing equal amounts of money at regular intervals (monthly, quarterly, and so on) over a long period of time.

Although the strategy doesn’t assure a profit or protect against a loss, the idea behind dollar-cost averaging is that over time an investor buys more shares at lower prices, and fewer shares at higher prices.

The key to dollar-cost averaging is to stick with it for the long term, through periods of rising and falling markets. Strictly adhering to a long-term dollar-cost averaging strategy can help to avoid the mistake of investing all of your money when the market is high. Before using this strategy, investors should consider their financial ability to continue making purchases in a declining market.

To facilitate dollar-cost averaging you may purchase Fund shares at regular intervals through the Fund’s Automatic Investment Plan, if available.

ADDITIONAL INFORMATION ON SELLING SHARES

Same Fund Exchange Privilege

Certain shareholders may be eligible to exchange their shares of a Fund for another class of shares of the same Fund. If eligible, no sales charges or other charges will apply to any such exchange. Generally, shareholders will not recognize a gain or loss for federal income tax purposes upon such an exchange. Investors should contact Shareholder Services, their intermediary or Service Organization as applicable, to learn more about the details of this privilege. You should consult your own tax adviser about your particular situation and the status of your account under state and local laws.

Signature Guarantees

In order to protect your account from fraud, you are required to obtain a Medallion Signature Guarantee from a participating institution in certain circumstances, including for any of the following:

•	Sales (redemptions) exceeding $100,000

•	Sales made within 30 days following any changes in account address

•	Sales proceeds to be sent to a third party or to an address other than the address for which the account is registered, unless such information already has been established on your account

•	Sales proceeds to a bank account, unless bank instructions already have been established on your account

•	Sales and address changes after your account has been placed on “rpo” status due to return of non-deliverable mail

•	Change to the account name on your account

The following types of institutions may participate in the Medallion Signature Guarantee program:

•	Banks

•	Savings institutions

•	Credit unions

•	Broker-dealers

•	Other guarantors acceptable to the Funds and their transfer agent

The Funds and their transfer agent cannot accept guarantees from notaries public or organizations that do not provide reimbursement in the case of fraud. There are different Medallion limits based on the amount of money being redeemed. Please ensure you obtain the proper Medallion. The Funds or their transfer agent may, at their option, request further documentation prior to accepting requests for redemptions.

The Funds may allow Institutional share investors to waive the protection of being required to obtain a Medallion Signature Guarantee for sales requests exceeding $100,000, provided that all the following conditions are met:

•	No changes have been made to the applicable account registration within 30 days prior to the request.

•	The request is signed in exactly the same way the account is registered, by all necessary registered owners or authorized signers, as applicable.

•	The proceeds are directed to an address for which the account is registered or another authorized address on file (e.g., a bank previously authorized by the registered owner).

•	A resolution of the registered owner, or similar supporting documentation acceptable to the Fund, authorizing the election of this waiver has been provided.

An Institutional share investor can elect to waive the Medallion Signature Guarantee requirement on a new account, by filling out the appropriate area on the Account Application, and providing a Medallion Signature Guarantee, and a resolution of the registered owner (or similar supporting documentation acceptable to the Fund) authorizing such election. For existing accounts, if you would like to establish this waiver, you must fill out a Medallion Signature Guarantee Waiver form, accompanied by a Medallion Signature Guarantee and a resolution of the registered owner (or similar supporting documentation acceptable to the Fund) authorizing such election.

Neither the Fund, its transfer agent, Domini, nor any of their agents or affiliates will be liable for any loss, liability, cost, or expense for acting upon any written sales request subject to a Medallion Signature Guarantee waiver election reasonably believed to be genuine. Please contact the Fund if you wish to suspend this waiver.

Unusual Circumstances

Each Fund reserves the right to revise or terminate the telephone or the online redemption privilege at any time, without notice. In the event that a Fund suspends telephone redemption privileges, or if you have difficulty getting through on the phone, you will still be able to redeem your shares through the other methods listed above.

Each Fund may postpone payment of redemption proceeds under either of these circumstances:

•	During any period in which the NYSE is closed or in which trading is restricted

•	If the SEC determines that an emergency exists

Large Redemptions

It is important that you call the Funds before you redeem any amount in excess of $500,000. We must consider the interests of all Fund shareholders and so reserve the right to delay delivery of your redemption proceeds — up to 7 days — if the amount to be redeemed will disrupt a Fund’s operation or performance.

In an effort to protect the Funds from the possible adverse effects of a substantial redemption in a large account, as a matter of general policy no shareholder or group of shareholders controlled by the same person or group of persons will knowingly be permitted to purchase in excess of 5% of the outstanding shares of a Fund, except upon approval of the Adviser.

Redemptions in Kind

Each Fund reserves the right to pay part or all of the redemption proceeds in kind, i.e., in securities, rather than cash. If a Fund redeems in kind, it generally will deliver to you a proportionate share of the portfolio securities owned by the Fund. Securities you receive this way may increase or decrease in value while you hold them and you may incur brokerage and transaction charges and tax liability when you convert the securities to cash.

Market Timing and Redemption Fee

The Funds are long-term investments. Market timers, who buy and sell rapidly in the hopes of making a short-term profit, drive up costs for all other shareholders, including long-term shareholders who do not generate these costs. Market timers can disrupt portfolio investment strategies, for example by causing a portfolio manager to sell securities to meet a redemption request when the manager might otherwise have continued to hold the securities, and may increase a Fund’s transaction costs, such as brokerage expenses. The Domini Impact International Equity Fund may be more susceptible to market timing by investors seeking to take advantage of time zone arbitrage opportunities when events affecting the value of the Fund’s portfolio occur after the close of the overseas markets but prior to the close of the U.S. market and the calculation of the Fund’s NAV. Do not invest with the Domini Funds if you are a market timer.

The Board of Trustees has approved a redemption fee to discourage the Funds from being used as vehicles for frequent short-term shareholder trading. Each Fund will deduct a redemption fee of 2% from any redemption or exchange proceeds if you sell or exchange shares after holding them less than 30 days. The redemption fee will be deducted from your redemption proceeds and returned to the applicable Fund. If you acquired shares on different days, the “first in, first out” (FIFO) method is used to determine the holding period. This means that the shares you hold the longest will be redeemed first for purposes of determining whether the redemption fee applies.

The redemption fee is not imposed on the following:

•	Shares acquired as a result of reinvestment of dividends or distributions

•	Shares purchased, exchanged, or redeemed by means of a preapproved Automatic Investment Plan or Systematic Withdrawal Plan arrangement

•	Shares redeemed or exchanged by omnibus accounts maintained by intermediaries that are unable or unwilling to process the redemption fee

•	Shares redeemed or exchanged through certain retirement plans that are unable or unwilling to process the redemption fee

•	Shares redeemed following the death of a shareholder

•	Shares redeemed on the initiation of a Fund (e.g., for failure to meet account minimums)

•	Share redemptions or exchanges of $25,000 or less

•	Shares transferred from one class to another class of the same Fund

•	Shares redeemed as a result of any changes in account registration

•

Shares redeemed or exchanged through employer-sponsored retirement plans, attributable to the following: (i) participant withdrawals due to mandatory distributions, rollovers, and financial hardships; (ii) a participant leaving their job; (iii) shares sold by the plan administrator to repay a plan loan; (iv) shares acquired or sold for a participant’s account in connection with an automatic rebalancing of the participant’s account; (v) plan sponsor directed or initiated actions, (vi) shares transferred to the record name of a successor service provider to a plan; or (vii) redemptions for the purpose of returning excess contributions to the employer

•	Shares redeemed in connection with mandatory IRA account distributions or for the purpose of return of excess contribution to IRA accounts

•

Shares redeemed pursuant to an automatic non-discretionary rebalancing program, wrap-fee, or similar type of account or program maintained by non-affiliated broker-dealers and other financial institutions that have entered into agreements with the Funds, the distributor, or its affiliates

The Funds may also waive the imposition of redemption fees in their discretion when it is deemed appropriate.

If you qualify for a redemption fee waiver, you must notify your Service Organization or the transfer agent at the time of purchase. It shall be the responsibility of the shareholder or applicable intermediary to request a waiver and to provide sufficient evidence to the Funds or their agent that the requested waiver is warranted.

The Funds’ Board of Trustees has also approved methods for the fair valuation of securities held in each Fund’s portfolio in an effort to deter market timing activities. Please see “How the Price of Your Shares Is Determined — How is the value of securities held by the Funds determined?” for more information.

In addition, the Funds’ Board of Trustees has adopted policies and procedures that are designed to discourage and detect excessive trading and market timing activities. These policies and procedures provide that Domini reviews transactions in excess of certain thresholds in order to monitor trading activity. If Domini suspects a pattern of market timing, we may reject the transaction, close the account, and/or suspend or terminate the broker if possible to prevent any future activity. The Funds do not knowingly accommodate excessive trading and market timing activities.

In certain circumstances, a financial intermediary, such as a broker, adviser, retirement plan, or third party administrator, will hold Fund shares on behalf of multiple beneficial owners in an omnibus account. The Funds do not know the identity of shareholders who hold shares through an omnibus account and must rely on the systems of the financial intermediary for that information. Consequently, the Funds’ ability to monitor trading or detect market timing in omnibus accounts may be limited. The Funds’ distributor, in accordance with applicable law, enters into agreements with financial intermediaries that require the intermediaries to provide certain information to the Funds to help identify excessive trading activity and to restrict or prohibit future purchases or exchanges of Fund shares by shareholders identified as having violated the Funds’ policies.

Financial intermediaries may apply purchase and exchange limitations that are different from the limitations imposed by the Funds. If you purchase, exchange, or sell Fund shares through a financial intermediary, you should check with your intermediary to determine what purchase and exchange limitations are applicable to your transactions.

Certain financial intermediaries are unable or unwilling to charge the Funds’ redemption fee as described above or may charge a different redemption fee. Some financial intermediaries will not apply one or more of the exemptions listed above or may exempt transactions not listed above in determining whether to charge a redemption fee. The Funds may determine not to charge a redemption fee on transactions implemented through a financial intermediary’s account. There are no assurances that financial intermediaries will properly assess the Funds’ redemption fee even in circumstances where they agree to do so. If you purchase, exchange, or sell Fund shares through a financial intermediary, you should check with your intermediary to determine which of your transactions will be subject to a redemption fee.

Because the Funds may not be able to detect all instances of market timing, there is no guarantee that the Funds will be able to identify, deter, or eliminate all market timing or excessive trading of Fund shares.

HOW THE PRICE OF YOUR SHARES IS DETERMINED

The price of your shares is based on the net asset value of the applicable class of shares of the Fund that you hold. The net asset value (or NAV) of each class of shares of each Fund is determined as of the scheduled close of regular trading on the NYSE, normally 4 p.m., Eastern Time, on each day the Exchange is open for trading. If the NYSE closes at another time, each Fund will determine the NAV of each class of shares of the Fund as of the scheduled closing time.

This calculation is made by deducting the amount of the liabilities (debts) of the applicable class of shares of the applicable Fund, from the value of its assets, and dividing the difference by the number of outstanding shares of the applicable class of the Fund.

Net Asset Value (NAV) =	Total Assets – Total Liabilities
Number of Shares Outstanding

To calculate the value of your investment, simply multiply the NAV by the number of shares of the Fund you own.

How can I find out the NAV of my shares?

You may obtain the NAV for your shares 24 hours a day online at www.domini.com/funddocuments or by telephoning 1-800-582-6757 from a touch-tone phone to access our automated telephone system or speak with a Shareholder Services representative. You will also receive this information on your periodic account statements.

How do you determine what price I will get when I buy shares?

Investments will be processed at the next share price calculated after an order is received in good order by a Fund or its designated agent. Please note that purchase requests received after the share price has been calculated for any Fund (normally 4 p.m. Eastern Time on each day that the NYSE is open for trading) will be processed at the next share price that is calculated by the Fund after the order is received in good order by the Fund or its designated agent. The designated agent is responsible for transmitting your order to the Fund in a timely manner.

For current shareholders who place ACH transactions online or through the automated telephone account access system, please note that your ACH transaction will be considered in good order on the date the payment for shares is received by the Funds. This may take at least 2 business days.

Each Fund may stop offering its shares for sale at any time and may reject any order for the purchase of its shares.

How do you determine what price I will get when I sell shares?

When you sell shares, you will receive the next share price that is calculated after your sale request is received by the Funds or its designated agent in good order. (See “What Is ‘Good Order’?” above for more information.) Please note that redemption requests received after the share price has been calculated for any Fund (normally 4 p.m. Eastern Time on each day that the NYSE is open for trading) will be processed at the next share price that is calculated by the Fund after the order is received in good order by the Fund or its designated agent. The designated agent is responsible for transmitting your order to the Fund in a timely manner.

Each Fund may pay redemption proceeds by check or, if your account is eligible and you have completed the appropriate box on the Account Application or submitted other written instructions, by bank wire or electronic funds transfer via ACH. The appropriate Fund will normally pay redemption proceeds from the sale of shares on the next day the NYSE is open for trading, but in any event within 7 days, regardless of the method the Fund uses to make such payment. If you purchased the shares you are selling by check, a Fund may delay the payment of the redemption proceeds until the check has cleared, which may take up to 10 calendar days from the purchase date.

Your redemption proceeds may be delayed, or your right to receive redemption proceeds suspended, if the NYSE is closed (other than on weekends or holidays) or trading is restricted, if the Securities and Exchange Commission determines that an emergency or other circumstances exist that make it impracticable for a Fund to sell or value its portfolio securities, or otherwise as permitted by the rules of or by the order of the Securities and Exchange Commission.

Under normal circumstances, each Fund expects to meet redemption requests by using cash or cash equivalents in its portfolio and/or selling portfolio assets to generate cash. Under stressed or abnormal market conditions or circumstances, including circumstances adversely affecting the liquidity of a Fund’s investments, a Fund may be more likely to be forced to sell portfolio assets to meet redemptions than under normal market circumstances. Under such circumstances, a Fund could be forced to liquidate assets at inopportune times or at a loss or depressed value. Each Fund also may pay redemption proceeds using cash obtained through borrowing arrangements that may be available from time to time. Each Fund reserves the right to pay part or all of the redemption proceeds in kind, i.e., in securities, rather than cash. If a Fund redeems in kind, it generally will deliver to you a proportionate share of the portfolio securities owned by the Fund. Securities you receive this way may increase or decrease in value while you hold them and you may incur brokerage and transaction charges and tax liability when you convert the securities to cash. A Fund may redeem in kind at a shareholder’s request or if, for example, the Fund reasonably believes that a cash redemption may have a substantial impact on the Fund and its remaining shareholders.

During periods of deteriorating or stressed market conditions, when an increased portion of a Fund’s portfolio may be comprised of less-liquid investments, or during extraordinary or emergency circumstances, a Fund may be more likely to pay redemption proceeds with cash obtained through short-term borrowing arrangements (if available) or by giving you securities.

Sales of shares made less than 30 days after settlement of a purchase or acquisition through exchange will be subject to an early redemption fee, with certain exceptions. (See “Additional Information on Selling Shares — Market Timing and Redemption Fee” above for more information.)

Access to the automated telephone system and online processing may be limited during periods of peak demand, market volatility, system upgrades or maintenance, or other reasons.

How is the value of securities held by the Funds determined?

Equity securities and other instruments held by a Fund that are listed or traded on national securities exchanges are generally valued at the last sale price on the exchange or market on which the security or instrument is primarily traded at the time of valuation. Securities listed on the NASDAQ National Market System are generally valued using the NASDAQ Official Closing Price. Bonds and other fixed income securities held by a Fund generally are valued on the basis of valuations furnished by independent pricing services, use of which has been approved for the Funds, as applicable by the Board of Trustees. When a market price is not available, or when the adviser has reason to believe that the price does not represent market realities, the adviser will value securities instead by using methods approved by the Fund’s Board of Trustees. When a Fund uses fair value pricing, a Fund’s value for a security may be different from quoted market values or what a Fund would receive upon the sale of such security.

Because the Domini Impact Equity Fund invests primarily in the stocks of large-cap U.S. companies that are traded on U.S. exchanges, it is expected that there would be limited circumstances in which the Fund would use fair value pricing — for example, if the exchange on which a portfolio security is principally traded closed early or if trading in a particular security was halted during the day and did not resume prior to the time the Fund calculated its NAV. In addition, the Domini Impact Bond Fund may invest, for example, in certain community development investments for which a market price might not readily be available, provided that the Fund may not invest more than 15% of its net assets in illiquid securities. In those circumstances, the fair value of the community development investment is determined by the adviser using methods approved by the Fund’s Board of Trustees.

The Domini Impact International Equity Fund invests primarily in the stocks of companies located in Europe, the Asia-Pacific region, and throughout the rest of the world, as applicable. Non-U.S. equity securities are valued on the basis of their most recent closing market prices at 4 p.m. Eastern Time on each day that the NYSE is open for trading except under the circumstances described herein. Most non-U.S. markets close before 4 p.m. Eastern Time. If the adviser determines that developments between the close of the non-U.S. market and 4 p.m. Eastern Time will, in its judgment, materially affect the value of some or all of the Fund’s securities, it will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of 4 p.m. Eastern Time. In deciding whether to make these adjustments, the adviser reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The Fund may also fair value securities in other situations, for example, when a particular foreign market is closed but the Fund is open. The Fund uses outside pricing services to provide it with closing market prices and information used for adjusting those prices. The fair value for a foreign security reported on by such service with a confidence level approved by the Board, shall be the value provided by such service. However, the Fund cannot predict how often it will use closing prices and how often it will adjust those prices. As a means of evaluating its fair value process, the Funds routinely compare closing market prices, the next day’s opening prices in the same markets, and adjusted prices.

Please note that the Domini Impact International Equity Fund holds securities that are primarily listed on foreign exchanges that may trade during hours, on weekends, or on other days when the Fund does not price its shares. Therefore, the value of the securities held by the Fund may change on days when shareholders will not be able to purchase or sell the Fund’s shares.

FUND STATEMENTS AND REPORTS

E-Delivery

To keep the Funds’ costs as low as possible, and to conserve paper, paperless e-delivery of statements, trade confirmations, prospectuses, shareholder reports, and other materials for each of your Fund accounts is available. To sign up for e-delivery, you must first establish online account access. Visit www.domini.com to register for Account Access and select E-delivery for each document that you would like to receive e-delivery notifications. You will receive a notice by email when each new document is available. Then you may log on at your convenience to view, print, or save your document. There is no charge to establish e-delivery and you may view, cancel, or change your e-delivery profile at any time.

By electing e-delivery of Fund documents, you are authorizing Domini to discontinue hard copy mailings of that type of document.

An annual paper document delivery fee of $15 is deducted from each direct Domini Fund account that has a balance below $10,000. See “Paper Document Delivery Fee” for more information. This Paper Document Delivery Fee will not be charged so long as your electronic delivery election remains in effect. At its discretion, Domini reserves the right to waive or modify such Fee at any time.

Householding

To keep the Funds’ costs as low as possible, and to conserve paper, where practical we attempt to eliminate duplicate mailings to the same address. When we find that two or more Fund shareholders have the same last name and address, rather than send a separate report to each shareholder, we will send just one report to that address. If your household is receiving separate mailings that you feel are unnecessary, or if you want us to send separate statements, notify our Shareholder Services department at 1-800-582-6757.

Trade Confirmations

Confirmation statements setting forth the trade date and the amount of your transaction are sent each time you buy, sell, or exchange shares (except for Automatic Investment Plan purchases, dividend reinvestments, and Systematic Withdrawal Plan redemptions). Confirmation statements are not sent for reinvested dividends or for purchases made through automatic investment plans. Always verify your transactions by reviewing your confirmation statement carefully for accuracy. Please report any discrepancies promptly to our Shareholder Services department at 1-800-582-6757. You may choose to view trade confirmations online rather than receiving a hard copy by signing up for e-delivery. Visit www.domini.com to register for Account Access and select E-delivery for each document that you would like to receive e-delivery notifications.

Account Statements

Account statements set forth all account activity including the trade date and the amount of each account transaction during the covered period. Account statements are mailed quarterly or monthly (Institutional shares only). Always verify your transactions by reviewing your account statement carefully for accuracy. Please report any discrepancies promptly to our Shareholder Services department at 1-800-582-6757. You may choose to view account statements online rather than receiving a hard copy by signing up for e-delivery. Visit www.domini.com to register for Account Access and select E-delivery for each document that you would like to receive e-delivery notifications.

Fund Financial Reports

The Funds’ Annual Report is mailed in September, and the Funds’ Semi-Annual Report is mailed in March. These reports include information about a Fund’s performance, as well as a complete listing of that Fund’s holdings. You may choose to view these reports online rather than receiving a hard copy by signing up for e-delivery. Visit www.domini.com to register for Account Access and select E-delivery for each document that you would like to receive e-delivery notifications.

Tax Statements

Each year we will send you a statement for the previous year that reflects all dividend and capital gains distributions, proceeds from the sale of shares in nonretirement accounts, and distributions from IRAs or other retirement accounts as required by the IRS. Tax statements are generally mailed in January or February as permitted by law. Statements regarding annual IRA contributions are generally mailed in May.

DIVIDENDS AND CAPITAL GAINS

Each Fund pays to its shareholders substantially all of its net income in the form of dividends. Dividends from net income (excluding capital gains), if any, are typically paid by the Domini Impact Equity Fund quarterly (usually in March, June, September, and December), by the Domini Impact International Equity Fund semi-annually (usually in June and December), and by the Domini Impact Bond Fund monthly. Any capital gain dividends are distributed annually in December.

You may elect to receive dividends either by check or in additional shares of a Domini Fund. Unless you choose to receive your dividends by check, all dividends will be reinvested in additional shares of the designated Domini Fund. In either case, dividends are normally taxable to you in the manner described below.

Any check in payment of dividends or other distributions that cannot be delivered by the post office or that remains uncashed for a period of more than one year may be reinvested in your account.

TAXES

This discussion of taxes is for general information only. You should consult your own tax adviser about your particular situation and the status of your account under state and local laws.

Taxability of Dividends

Each year the Funds will mail you a report of your distributions for the prior year and how they are treated for federal tax purposes. If you are otherwise subject to federal income taxes, you will normally have to pay federal income taxes on the dividends you receive from the Funds, whether you take the dividends in cash or reinvest them in additional shares. Noncorporate shareholders will be taxed at reduced rates on distributions reported by a Fund as “qualified dividend income,” provided the recipient shareholder satisfies certain holding period requirements and refrains from making certain elections. Dividends reported by a Fund as capital gain dividends are taxable as long-term capital gains, which for noncorporate shareholders are also subject to tax at reduced rates. Other dividends are generally taxable as ordinary income. Some dividends paid in January may be taxable to you as if they had been paid the previous December.

Buying a Dividend

Dividends paid by a Fund will reduce that Fund’s net asset value per share. As a result, if you buy shares just before a Fund pays a dividend, you may pay the full price for the shares and then effectively receive a portion of the purchase price back as a dividend on which you may need to pay tax.

Taxability of Transactions

Any time you sell or exchange shares held in a nonretirement account, it is generally considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. An exchange between classes of shares of the same Fund is normally not taxable. You are responsible for any tax liabilities generated by your transactions. Distributions out of a retirement account may have tax consequences.

IMPORTANT: By law, you must certify that the Social Security or taxpayer identification number you provide to a Fund is correct and that you are not otherwise subject to backup withholding for failing to report income to the IRS. The Funds may be required to apply backup withholding to certain distributions and proceeds payable to you if you fail to provide this information or otherwise violate IRS requirements. The backup withholding rate is currently 24%.

RIGHTS RESERVED BY THE FUNDS

Each Fund and its agents reserve the following rights:

•	To waive or change investment minimums

•	To waive or change the Paper Document Delivery Fee

•	To refuse any purchase or exchange order

•	To stop selling shares at any time

•	To change, revoke, or suspend the exchange privilege

•	To suspend telephone transactions

•

To reject any purchase or exchange order (including, but not limited to, orders that involve, in the Adviser’s opinion, excessive trading, market timing, fraud, or 5% ownership) upon notice to the shareholder

•	To change or implement additional policies designed to prevent excessive trading

•	To adopt policies requiring redemption of shares in certain circumstances

•

To freeze any account and suspend account services when notice has been received of a dispute between the registered or beneficial account owners or there is a reason to believe a fraudulent transaction may occur

•	To otherwise modify the conditions of purchase and any services at any time

•	To act on instructions believed to be genuine and waive submission of a medallion signature guarantee in certain circumstances.

•

To redeem shareholder accounts: with incomplete account qualifications, documentation, or payment; with a small account balance; or transfer your shares to the appropriate state after a period of inactivity, as determined by state law, or upon notice of undeliverable address. For additional information and conditions please see the Statement of Additional Information under “Account Closings.”

These actions will be taken when, in the sole discretion of management, they are deemed to be in the best interest of a Fund.

, Domini Impact Investments®, Domini®, Investing for Good®, and The Way You Invest Matters® are registered service marks of Domini. Domini Impact Equity FundSM, Domini Impact International Equity FundSM, and Domini Impact Bond FundSM are service marks of Domini Impact Investments LLC (“Domini”). The Domini Impact Investment Standards is copyright © 2006-2016 by Domini Impact Investments LLC. All rights reserved.

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand a Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. No information is presented for Class Y shares because Class Y shares have no operating history prior to the date of this prospectus. Class Y shares will have different performance and different annual operating expenses. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the applicable Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the applicable Fund’s financial statements which have been audited by KPMG LLP, whose reports, along with the Funds’ financial statements, are included in the Annual Report which is available upon request. The financial information shown below for the six-month period ended January 31, 2018 is unaudited.

B-1

DOMINI IMPACT EQUITY FUND — INVESTOR SHARES

FINANCIAL HIGHLIGHTS

	SIX MONTHS ENDED JANUARY 31, 2018	YEAR ENDED JULY 31,
	(UNAUDITED)^	2017^	2016^		2015^	2014^	2013^
For a share outstanding for the period:
Net asset value, beginning of period	$23.18	$20.76		$22.70	$23.42	$19.62	$16.34

Income from investment operations:
Net investment income (loss)	0.13	0.21		0.45	0.26	0.20	0.19
Net realized and unrealized gain (loss) on investments	2.73	2.69		(1.04)	0.93	3.73	3.21

Total income (loss) from investment operations	2.86	2.90		(0.59)	1.19	3.93	3.40

Less dividends and distributions:
Dividends to shareholders from net investment income	(0.06)	(0.12)		(0.24)	(0.18)	(0.13)	(0.12)
Distributions to shareholders from net realized gain	(1.19)	(0.36)		(1.10)	(1.73)	—	—
Tax return of capital(5)	—	—		(0.01)	—	—	—

Total distributions	(1.25)	(0.48)		(1.35)	(1.91)	(0.13)	(0.12)

Redemption fee proceeds(5)	0.00 (1)	0.00 (1)		0.00 (1)	0.00 (1)	0.00 (1)	0.00	(1)

Net asset value, end of period	$24.79	$23.18		$20.76	$22.70	$23.42	$19.62

Total return(2)	12.60%	14.07%	–	2.47%	5.21%	20.07%	20.87%
Portfolio turnover	42%	85%		91%	103%	86%	97%
Ratios/supplemental data (annualized):
Net assets, end of period (in millions)	$726	$675		$656	$752	$699	$625
Ratio of expenses to average net assets	1.10%	1.14%		1.14%	1.16%	1.20%	1.24%	(4)
Ratio of gross expenses to average net assets	1.10%	1.14%		1.14%	1.16%	1.20%	1.24%
Ratio of net investment income (loss) to average net assets	1.12%	0.94%		2.06%	1.10%	0.80%	0.96%

(1)	Amount represents less than 0.005 per share.

(2)	Not annualized for periods less than one year.

(3)	Reflects a waiver of fees by the Manager, the Sponsor, and the Distributor of the Fund.

(4)

Ratio of expenses to average net assets includes indirectly paid expenses. Excluding indirectly paid expenses the ratio of expenses to average net assets would have been 1.24% for the year ended July 31, 2013.

(5)	Based on average shares outstanding.

^	All per share amounts and net asset values have been adjusted as a result of the 1.9988601 for 1 share split on January 26, 2018.

B-2

DOMINI IMPACT EQUITY FUND — CLASS A SHARES

FINANCIAL HIGHLIGHTS

	SIX MONTHS ENDED JANUARY 31, 2018	YEAR ENDED JULY 31,
	(UNAUDITED)^	2017^	2016^			2015^	2014^	2013^
For a share outstanding for the period:
Net asset value, beginning of period	$33.41	$34.01		$48.90		$64.35	$54.93	$47.14

Income from investment operations:
Net investment income (loss)	1.84	0.32		1.53		0.56	1.16	1.02
Net realized and unrealized gain (loss) on investments	1.82	4.14		(3.19)		2.45	9.84	8.63

Total income (loss) from investment operations	3.66	4.46		(1.66)		3.01	11.00	9.65

Less dividends and/or distributions:
Dividends to shareholders from net investment income	(1.24)	(1.72)		(3.02)		(2.41)	(1.58)	(1.86)
Distributions to shareholders from net realized gain	(11.04)	(3.34)		(10.21)		(16.05)	—	—
Tax return of capital(5)	—	—		(0.00	)(1)	—	—	—

Total distributions	(12.28)	(5.06)		(13.23)		(18.46)	(1.58)	(1.86)

Redemption fee proceeds	—	—		—		—	—	—

Net asset value, end of period	$24.79	$33.41		$34.01		$48.90	$64.35	$54.93

Total return(2)	12.65%	13.97%	–	2.61%		5.19%	20.17%	20.88%
Portfolio turnover	42%	85%		91%		103%	86%	97%
Ratios/supplemental data (annualized):
Net assets, end of period (in millions)	$8	$8		$8		$11	$8	$5
Ratio of expenses to average net assets	1.12% (3)	1.16% (3)		1.18%	(3)	1.18% (3)	1.18% (3)	1.18%	(3)(4)
Ratio of gross expenses to average net assets	1.44%	1.46%		1.41%		1.39%	1.54%	1.74%
Ratio of net investment income (loss) to average net assets	1.11%	0.92%		2.00%		1.06%	0.83%	1.02%

(1)	Amount represents less than 0.005 per share.

(2)	Total return does not reflect sales commissions and is not annualized for periods less than one year.

(3)	Reflects a waiver of fees by the Manager, the Sponsor, and the Distributor of the Fund.

(4)

Ratio of expenses to average net assets includes indirectly paid expenses. Excluding indirectly paid expenses the ratio of expenses to average net assets would have been 1.18% for the year ended July 31, 2013.

(5)	Based on average shares outstanding.

^	All per share amounts and net asset values have been adjusted as a result of the 0.2155310 for 1 reverse share split on January 26, 2018.

B-3

DOMINI IMPACT EQUITY FUND — INSTITUTIONAL SHARES

FINANCIAL HIGHLIGHTS

	SIX MONTHS ENDED JANUARY 31, 2018	YEAR ENDED JULY 31,
	(UNAUDITED)	2017	2016			2015		2014		2013
For a share outstanding for the period:
Net asset value, beginning of period	$24.46	$22.40		$25.95		$28.49		$23.94		$20.12

Income from investment operations:
Net investment income (loss)	0.15	0.31 (5)		0.55		0.40	(5)	0.32		0.29
Net realized and unrealized gain (loss) on investments	2.85	2.87		(1.20)		1.11		4.60		3.96

Total income (loss) from investment operations	3.00	3.18		(0.65)		1.51		4.92		4.25

Less dividends and/or distributions:
Dividends to shareholders from net investment income	(0.29)	(0.40)		(0.70)		(0.59)		(0.37)		(0.43)
Distributions to shareholders from net realized gain	(2.38)	(0.72)		(2.20)		(3.46)		—		—
Tax return of capital(5)	—	—		(0.00	)(1)	—		—		—

Total distributions	(2.67)	(1.12)		(2.90)		(4.05)		(0.37)		(0.43)

Redemption fee proceeds(5)	0.00 (1)	0.00 (1)		0.00	(1)	0.00	(1)	0.00	(1)	0.00	(1)

Net asset value, end of period	$24.79	$24.46		$22.40		$25.95		$28.49		$23.94

Total return(2)	12.78%	14.51%	–	2.14%		5.56%		20.59%		21.36%
Portfolio turnover	42%	85%		91%		103%		86%		97%
Ratios/supplemental data (annualized):
Net assets, end of period (in millions)	$151	$157		$205		$237		$260		$216
Ratio of expenses to average net assets	0.74% (3)	0.79%		0.80%	(3)	0.80%	(3)	0.80%	(3)	0.80%	(3)(4)
Ratio of gross expenses to average net assets	0.76%	0.79%		0.81%		0.80%		0.81%		0.81%
Ratio of net investment income (loss) to average net assets	1.49%	1.31%		2.40%		1.47%		1.19%		1.41%

(1)	Amount represents less than 0.005 per share.

(2)	Not annualized for periods less than one year.

(3)	Reflects a waiver of fees by the Manager, and the Sponsor of the Fund.

(4)

Ratio of expenses to average net assets includes indirectly paid expenses. Excluding indirectly paid expenses the ratio of expenses to average net assets would have been 0.80% for the year ended July 31, 2013.

(5)	Based on average shares outstanding.

B-4

DOMINI IMPACT EQUITY FUND — CLASS R SHARES

FINANCIAL HIGHLIGHTS

	SIX MONTHS ENDED JANUARY 31, 2018	YEAR ENDED JULY 31,
	(UNAUDITED)^	2017^	2016^			2015^	2014^	2013^
For a share outstanding for the period:
Net asset value, beginning of period	$37.86	$39.86		$60.43		$82.35	$70.33	$60.49

Income from investment operations:
Net investment income (loss)	10.43	0.51		3.15		0.96	6.43	(0.19)
Net realized and unrealized gain (loss) on investments	(6.34)	4.69		(5.08)		3.15	7.90	12.73

Total income (loss) from investment operations	4.09	5.20		(1.93)		4.11	14.33	12.54

Less dividends and/or distributions:
Dividends to shareholders from net investment income	(1.86)	(2.57)		(4.50)		(3.79)	(2.31)	(2.70)
Distributions to shareholders from net realized gain	(15.30)	(4.63)		(14.14)		(22.24)	—	—
Tax return of capital(5)	—	—		(0.00	)(1)	—	—	—

Total distributions	(17.16)	(7.20)		(18.64)		(26.03)	(2.31)	(2.70)

Redemption fee proceeds(5)	0.00 (1)	0.00 (1)		0.00	(1)	0.00 (1)	0.00 (1)	0.00 (1)

Net asset value, end of period	$24.79	$37.86		$39.86		$60.43	$82.35	$70.33

Total return(2)	12.84%	14.20%	–	2.22%		5.55%	20.52%	21.21%
Portfolio turnover	42%	85%		91%		103%	86%	97%
Ratios/supplemental data (annualized):
Net assets, end of period (in millions)	$22	$21		$44		$55	$49	$28
Ratio of expenses to average net assets	0.80% (3)	0.83% (3)		0.82%		0.85%	0.90%	0.90% (4)
Ratio of gross expenses to average net assets	0.87%	0.85%		0.82%		0.85%	0.90%	0.90%
Ratio of net investment income (loss) to average net assets	1.43%	1.28%		2.39%		1.41%	1.07%	1.31%

(1)	Amount represents less than 0.005 per share.

(2)	Not annualized for periods less than one year.

(3)	Reflects a waiver of fees by the Manager, and the Sponsor, of the Fund.

(4)

Ratio of expenses to average net assets includes indirectly paid expenses. Excluding indirectly paid expenses the ratio of expenses to average net assets would have been 0.90% for the year ended July 31, 2013.

(5)	Based on average shares outstanding.

^	All per share amounts and net asset values have been adjusted as a result of the 0.1555580 for 1 reverse share split on January 26, 2018.

B-5

DOMINI IMPACT INTERNATIONAL EQUITY FUND — INVESTOR SHARES

FINANCIAL HIGHLIGHTS

	SIX MONTHS ENDED JANUARY 31, 2018		YEAR ENDED JULY 31,
	(UNAUDITED)		2017	2016		2015	2014	2013
For a share outstanding for the period:
Net asset value, beginning of period	$8.76		$7.38		$8.05	$8.26	$7.67	$5.98

Income from investment operations:
Net investment income (loss)	0.01		0.15		0.12	0.13	0.14	0.11
Net realized and unrealized gain (loss) on investments	0.90		1.35		(0.53)	0.20	0.85	1.64

Total income (loss) from investment operations	0.91		1.50		(0.41)	0.33	0.99	1.75

Less dividends and/or distributions:
Dividends to shareholders from net investment income	(0.20)		(0.12)		(0.07)	(0.11)	(0.25)	(0.06)
Distributions to shareholders from net realized gain	—		—		(0.19)	(0.43)	(0.15)	—

Total distributions	0.20		(0.12)		(0.26)	(0.54)	(0.40)	(0.06)

Redemption fee proceeds(5)	0.00	(1)	0.00 (1)		0.00 (1)	0.00 (1)	0.00 (1)	0.00	(1)

Net asset value, end of period	$9.47		$8.76		$7.38	$8.05	$8.26	$7.67

Total return(2)	10.57%		20.61%	–	5.12%	4.65%	13.15%	29.26%
Portfolio turnover	36%		73%		89%	88%	86%	87%
Ratios/supplemental data (annualized):
Net assets, end of period (in millions)	$735		$595		$385	$320	$232	$160
Ratio of expenses to average net assets	1.42%		1.46%		1.52%	1.59%	1.60% (3)	1.60%	(3)(4)
Ratio of gross expenses to average net assets	1.42%		1.46%		1.52%	1.59%	1.62%	1.68%
Ratio of net investment income (loss) to average net assets	0.16%		2.06%		1.59%	1.32%	1.43%	1.70%

(1)	Amount represents less than 0.005 per share.

(2)	Not annualized for periods less than one year.

(3)	Reflects a waiver of fees by the Manager, and the Distributor of the Fund.

(4)

Ratio of expenses to average net assets includes indirectly paid expenses. Excluding indirectly paid expenses the ratio of expenses to average net assets would have been 1.60% for the year ended July 31, 2013.

(5)	Based on average shares outstanding.

B-6

DOMINI IMPACT INTERNATIONAL EQUITY FUND — CLASS A SHARES

FINANCIAL HIGHLIGHTS

	SIX MONTHS ENDED JANUARY 31, 2018	YEAR ENDED JULY 31,
	(UNAUDITED)	2017	2016		2015	2014	2013
For a share outstanding for the period:
Net asset value, beginning of period	$9.21	$7.76		$8.45	$8.64	$8.00	$6.24

Income from investment operations:
Net investment income (loss)	—	0.14		0.11	0.14	0.14	0.12
Net realized and unrealized gain (loss) on investments	0.96	1.43		(0.54)	0.21	0.90	1.71

Total income (loss) from investment operations	0.96	1.57		(0.43)	0.35	1.04	1.83

Less dividends and/or distributions:
Dividends to shareholders from net investment income	(0.20)	(0.12)		(0.07)	(0.11)	(0.25)	(0.07)
Distributions to shareholders from net realized gain	—	—		(0.19)	(0.43)	(0.15)	—

Total distributions	(0.20)	(0.12)		(0.26)	(0.54)	(0.40)	(0.07)

Redemption fee proceeds(5)	0.00 (1)	0.00 (1)		0.00 (1)	0.00 (1)	0.00 (1)	—

Net asset value, end of period	$9.97	$9.21		$7.76	$8.45	$8.64	$8.00

Total return(2)	10.96%	20.44%	–	5.07%	4.71%	13.16%	29.30%
Portfolio turnover	36%	73%		89%	88%	86%	87%
Ratios/supplemental data (annualized):
Net assets, end of period (in millions)	$96	$85		$55	$51	$29	$13
Ratio of expenses to average net assets	1.48%	1.52%		1.53% (3)	1.57% (3)	1.57% (3)	1.57%	(3)(4)
Ratio of gross expenses to average net assets	1.48%	1.53%		1.59%	1.68%	1.82%	2.13%
Ratio of net investment income (loss) to average net assets	0.11%	1.99%		1.47%	1.46%	1.51%	1.91%

(1)	Amount represents less than 0.005 per share.

(2)	Total return does not reflect sales commissions and is not annualized for periods less than one year.

(3)	Reflects a waiver of fees by the Manager, and the Distributor of the Fund.

(4)

Ratio of expenses to average net assets includes indirectly paid expenses. Excluding indirectly paid expenses the ratio of expenses to average net assets would have been 1.57% for the year ended July 31, 2013.

(5)	Based on average shares outstanding.

B-7

DOMINI IMPACT INTERNATIONAL EQUITY FUND — INSTITUTIONAL SHARES

FINANCIAL HIGHLIGHTS

	SIX MONTHS ENDED JANUARY 31, 2018	YEAR ENDED JULY 31					FOR THE PERIOD NOVEMBER 30, 2012 (COMMENCEMENT OF OPERATIONS) THROUGH JULY 31,
	(UNAUDITED)	2017	2016		2015	2014	2013
For a share outstanding for the period:
Net asset value, beginning of period	$8.74	$7.39		$8.07	$8.28	$7.66	$6.59

Income from investment operations:
Net investment income (loss)	0.01	0.19		0.15	0.16	0.13	0.11
Net realized and unrealized gain (loss) on investments	0.93	1.32		(0.54)	0.21	0.89	1.04

Total income (loss) from investment operations	0.94	1.51		(0.39)	0.37	1.02	1.15

Less dividends and/or distributions:
Dividends to shareholders from net investment income	(0.23)	(0.16)		(0.10)	(0.15)	(0.25)	(0.08)
Distributions to shareholders from net realized gain	—	—		(0.19)	(0.43)	(0.15)	—

Total distributions	(0.23)	(0.16)		(0.29)	(0.58)	(0.40)	(0.08)

Redemption fee proceeds(5)	0.00 (1)	0.00 (1)		0.00 (1)	0.00 (1)	0.00 (1)	—

Net asset value, end of period	$9.45	$8.74		$7.39	$8.07	$8.28	$7.66

Total return(2)	10.53%	20.80%	–	4.74%	5.24%	13.60%	17.50%
Portfolio turnover	36%	73%		89%	88%	86%	87%
Ratios/supplemental data (annualized):
Net assets, end of period (in millions)	$552	$384		$167	$61	$39	$25
Ratio of expenses to average net assets	1.03%	1.07%		1.10%	1.15% (3)	1.16%	1.25%	(3)(4)
Ratio of gross expenses to average net assets	1.03%	1.07%		1.10%	1.15%	1.16%	1.25%
Ratio of net investment income (loss) to average net assets	0.51%	2.82%		2.22%	1.78%	1.82%	2.40%

(1)	Amount represents less than 0.005 per share.

(2)	Not annualized for periods less than one year.

(3)	Reflects a waiver of fees by the Manager of the Fund.

(4)

Ratio of expenses to average net assets includes indirectly paid expenses. Excluding indirectly paid expenses the ratio of expenses to average net assets would have been 1.25% for the period ended July 31, 2013.

(5)	Based on average shares outstanding.

B-8

DOMINI IMPACT BOND FUND — INVESTOR SHARES

FINANCIAL HIGHLIGHTS

	SIX MONTHS ENDED JANUARY 31, 2018		YEAR ENDED JULY 31,
	(UNAUDITED)		2017			2016	2015	2014	2013
For a share outstanding for the period:
Net asset value, beginning of period		$11.26		$11.60		$11.16	$11.24	$11.15		$11.64

Income from investment operations:
Net investment income (loss)		0.13		0.23		0.24	0.17	0.16		0.16
Net realized and unrealized gain (loss) on investments		(0.15)		(0.29)		0.50	(0.07)	0.13		(0.38)

Total income (loss) from investment operations		(0.02)		(0.06)		0.74	0.10	0.29		(0.22)

Less dividends and distributions:
Dividends to shareholders from net investment income		(0.13)		(0.23)		(0.24)	(0.17)	(0.16)		(0.16)
Distributions to shareholders from net realized gain		(0.01)		(0.05)		(0.06)	(0.01)	(0.04)		(0.11)
Tax return of capital(5)		—		(0.00	)(1)	—	—	—		—

Total distributions		(0.14)		(0.28)		(0.30)	(0.18)	(0.20)		(0.27)

Redemption fee proceeds(5)		0.00 (1)		0.00	(1)	0.00 (1)	0.00 (1)	0.00 (1)		0.00	(1)

Net asset value, end of period		$11.10		$11.26		$11.60	$11.16	$11.24		$11.15

Total return(2)	–	0.31%	–	0.32%		6.73%	0.89%	2.59%	–	2.01%
Portfolio turnover		170%		386%		297%	348%	120%		129%
Ratios/supplemental data (annualized):
Net assets, end of period (in millions)		$147		$143		$144	$129	$126		$130
Ratio of expenses to average net assets		0.87% (3)		0.93%	(3)	0.93% (3)	0.95% (3)	0.95% (3)		0.95%	(3)(4)
Ratio of gross expenses to average net assets		1.12%		1.16%		1.19%	1.24%	1.24%		1.24%
Ratio of net investment income to average net assets		2.33%		2.06%		2.13%	1.52%	1.42%		1.35%

(1)	Amount represents less than $0.005 per share.

(2)	Not annualized for periods less than one year.

(3)	Reflects a waiver of fees by the Manager and the Distributor of the Fund.

(4)

Ratio of expenses to average net assets includes indirectly paid expenses. Excluding indirectly paid expenses the ratio of expenses to average net assets would have been 0.95% for the year ended July 31, 2013.

(5)	Based on average shares outstanding.

B-9

DOMINI IMPACT BOND FUND — INSTITUTIONAL SHARES

FINANCIAL HIGHLIGHTS

	SIX MONTHS ENDED JANUARY 31, 2018		FOR THE YEAR ENDED JULY 31,
	(UNAUDITED)		2017			2016	2015	2014	2013
For a share outstanding for the period:
Net asset value, beginning of period		$11.23		$11.57		$11.14	$11.23	$11.15		$11.64

Income from investment operations:
Net investment income (loss)		0.15		0.27		0.27	0.20	0.19		0.19
Net realized and unrealized gain (loss) on investments		(0.15)		(0.29)		0.49	(0.09)	0.12		(0.38)

Total income (loss) from investment operations		0.00		(0.02)		0.76	0.11	0.31		(0.19)

Less dividends and distributions:
Dividends to shareholders from net investment income		(0.15)		(0.27)		(0.27)	(0.20)	(0.19)		(0.19)
Distributions to shareholders from net realized gain		(0.01)		(0.05)		(0.06)	(0.01)	(0.04)		(0.11)
Tax return of capital(5)		—		(0.00	)(1)	—	—	—		—

Total distributions		(0.16)		(0.32)		(0.33)	(0.21)	(0.23)		(0.30)

Redemption fee proceeds(5)		0.00 (1)		0.00	(1)	0.00 (1)	0.01	—		—

Net asset value, end of period		$11.07		$11.23		$11.57	$11.14	$11.23		$11.15

Total return(2)	–	0.07%	–	0.13%		6.96%	1.10%	2.80%	–	1.72%
Portfolio turnover		170%		386%		297%	348%	120%		129%
Ratios/supplemental data (annualized):
Net assets, end of period (in millions)		$7		$6		$3	$2	$4		$3
Ratio of expenses to average net assets		0.57% (3)		0.62%	(3)	0.63% (3)	0.65% (3)	0.65% (3)		0.65%	(3)(4)
Ratio of gross expenses to average net assets		1.23%		1.02%		1.22%	1.07%	1.02%		0.97%
Ratio of net investment income to average net assets		2.63%		2.38%		2.46%	1.79%	1.73%		1.54%

(1)	Amount represents less than $0.005 per share.

(2)	Not annualized for periods less than one year.

(3)	Reflects a waiver of fees by the Manager of the Fund.

(4)

Ratio of expenses to average net assets includes indirectly paid expenses. Excluding indirectly paid expenses the ratio of expenses to average net assets would have been 0.65% for the year ended July 31, 2013.

(5)	Based on average shares outstanding.

B-10

INTERMEDIARY-DEFINED SALES CHARGE WAIVER POLICIES

Effective July 1, 2018, shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in this Fund’s Prospectus or SAI.

Front-end Sales Charge Waivers on Class A Shares available at Morgan Stanley Wealth Management

•

Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans

•	Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules

•	Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund

•	Shares purchased through a Morgan Stanley self-directed brokerage account

•

Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class conversion program

•

Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge

C-1

FOR ADDITIONAL INFORMATION

Annual and Semi-Annual Reports

Additional information about a Fund’s investments is available in the Funds’ Annual and Semi-Annual Reports to shareholders. These reports include a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during their last fiscal year, as well as a complete listing of each Fund’s holdings. They are available by mail from Domini Impact Investments, or online at www.domini.com/funddocuments.

Statement of Additional Information

The Funds’ Statement of Additional Information contains more detailed information about each Fund and its management and operations. The Statement of Additional Information and the independent registered public accounting firm’s report and financial statements in the Funds’ Annual Report to shareholders, are incorporated by reference into this prospectus and are legally part of it. They are available by mail from Domini Impact Investments, or online at www.domini.com/funddocuments.

Proxy Voting and Social and Environmental Standards

Visit www.domini.com/domini-funds/proxy-voting for more complete information about Domini Impact Investments’ proxy voting policies and procedures, to view the Domini Funds’ current proxy voting decisions. Visit www.domini.com/responsible-investing, to learn more about the firm’s shareholder activism program, and for more information about the social and environmental standards Domini uses to evaluate Fund holdings.

Contact Domini

To make inquiries about the Funds or obtain copies of any of the above free of charge, call 1-800-582-6757 (Investor, Institutional, and Class R shares) or 1-800-498-1351 (Class A shares) or write to this address:

Domini Funds

P.O. Box 9785

Providence, RI 02940-9785

Website: To learn more about the Funds or about impact investing, or to establish online account access, visit us online at www.domini.com.

Securities and Exchange Commission

Information about the Funds (including the Statement of Additional Information) is available on the EDGAR database on the SEC’s website, www.sec.gov. Copies may be obtained upon payment of a duplicating fee by electronic request at the following email address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, DC 20549-1520. You may also visit the SEC’s Public Reference Room in Washington, D.C. For more information about the Public Reference Room you may call the SEC at 1-202-551-8090.

File No. 811-5823

D-1

Presorted Standard U.S.Postage PAID Lancaster, PA Permit No. 1793
Domini Funds P.O. Box 9785 | Providence, RI 02940 1-800-582-6757 | www.domini.com | @DominiFunds

Domini Impact Equity FundSM
Investor Shares: CUSIP 257132100 | DSEFX
Class A Shares: CUSIP 257132860 | DSEPX
Institutional Shares: CUSIP 257132852 | DIEQX
Class R Shares: CUSIP 257132308 | DSFRX

Domini Impact International Equity FundSM
Investor Shares: CUSIP 257132704 | DOMIX
Class A Shares: CUSIP 257132886 | DOMAX
Institutional Shares: CUSIP 257132811 | DOMOX
Class Y Shares: CUSIP 257132787 | DOMYX

Domini Impact Bond FundSM
Investor Shares: CUSIP 257132209 | DSBFX
Institutional Shares: CUSIP 257132829 | DSBIX
Class Y Shares: CUSIP 257132795 | DSBYX

STATEMENT OF ADDITIONAL INFORMATION

JUNE 15, 2018

DOMINI IMPACT EQUITY FUNDSM

INVESTOR SHARES (DSEFX), CLASS A SHARES (DSEPX),

CLASS R SHARES (DSFRX) AND INSTITUTIONAL SHARES (DIEQX)

DOMINI IMPACT INTERNATIONAL EQUITY FUNDSM

INVESTOR SHARES (DOMIX), CLASS A SHARES (DOMAX),

INSTITUTIONAL SHARES (DOMOX) AND CLASS Y SHARES (DOMYX)

DOMINI IMPACT BOND FUNDSM

INVESTOR SHARES (DSBFX), INSTITUTIONAL SHARES (DSBIX) AND CLASS Y SHARES (DSBYX)

(each a “Fund” and collectively the “Funds”)

This Statement of Additional Information (“SAI”) sets forth information that may be of interest to investors but that is not necessarily included in the Funds’ Prospectus dated June 15, 2018, as amended from time to time. This Statement of Additional Information should be read in conjunction with the applicable Prospectus. With respect to the Domini Impact Equity Fund, Domini Impact International Equity Fund, and Domini Impact Bond Fund, this SAI incorporates by reference the financial statements for the fiscal year ended July 31, 2017 included in the most recent Annual Report to Shareholders relating to the Funds and the financial statements for the fiscal period ended January 31, 2018 included in the most recent Semi-Annual Report to Shareholders relating to the Funds. An investor may obtain copies of the Funds’ Prospectuses, Annual Report to Shareholders and Semi-Annual Report to Shareholders without charge from Domini Impact Investments by calling 1-800-582-6757 or online at www.domini.com/funddocuments.

This Statement of Additional Information is NOT a prospectus and is authorized for distribution to prospective investors only if preceded or accompanied by an effective prospectus and should be read only in conjunction with such prospectus. References in this Statement of Additional Information to the “Prospectus” are to the current Prospectus of the Funds, as amended or supplemented from time to time.

1. THE FUNDS

The Domini Impact Equity Fund (formerly the Domini Social Equity Fund) (the “Equity Fund”), the Domini Impact International Equity Fund (formerly the Domini International Social Equity Fund) (the “International Fund”), and the Domini Impact Bond Fund (formerly the Domini Social Bond Fund) (the “Bond Fund,” and collectively with the Equity Fund and International Fund, the “Funds”) are each diversified, open-end management investment companies. Each Fund is a series of shares of beneficial interest of Domini Investment Trust (the “Trust”), which was organized as a business trust under the laws of the Commonwealth of Massachusetts on June 7, 1989, and commenced operations on June 3, 1991. Prior to November 30, 2016, the name of the Trust was the Domini Social Investment Trust. Prior to January 20, 2000, the name of the Trust was “Domini Social Equity Fund.” Prior to November 27, 2009, the name of the International Fund was “Domini European PacAsia Social Equity Fund.” Each Fund offers to buy back (redeem) its shares from its shareholders at any time at net asset value.

The Equity Fund and International Fund are each referred to herein as a “Stock Fund” and, collectively, as the “Stock Funds.”

Information Concerning Reorganizations and Fund Structure

Prior to November 28, 2008, each Stock Fund invested all of its respective assets in a corresponding series of the Domini Social Trust (each a “Master Fund”) that invested directly in securities. This investment structure is referred to as a “master-feeder” structure. The Board of Trustees of the Trust approved the withdrawal of each Stock Fund’s investment from its corresponding Master Fund and the direct investment in securities by each Stock Fund. There was no change to any Stock Fund’s portfolio of investments, advisory or portfolio management personnel, or any services provided to a Fund or its shareholders, and there was no change to any Stock Fund’s management or submanagement fees as a result of this change to the Stock Funds’ investment structure.

Sponsor, Investment Adviser, and Subadviser

Domini Impact Investments LLC (formerly Domini Social Investments LLC) (“Domini” or the “Adviser”) is the Funds’ sponsor. Domini provides investment advisory and administrative services to the Funds. The Board of Trustees provides broad supervision over the affairs of each Fund. Shares of each Fund are continuously sold by DSIL Investment Services LLC, the Funds’ distributor (“DSILD” or the “Distributor”). An investor should obtain from Domini, and should read in conjunction with the Prospectus, the materials describing the procedures under which Fund shares may be purchased and redeemed.

Wellington Management Company LLP (“Wellington Management” or the “Subadviser”) is the current investment subadviser of the Stock Funds and the Bond Fund.

On November 30, 2006, the Equity Fund transitioned from a passive management strategy submanaged by SSgA Management Inc. to an active management strategy submanaged by Wellington Management Company LLP (and its predecessors).

Wellington Management commenced submanagement services for the Bond Fund on January 7, 2015. Seix Investment Advisors LLC (and its predecessors) served as the Bond Fund’s subadviser from March 1, 2005 through January 6, 2015.

Share Classes

The Equity Fund offers four classes of shares: Investor shares, Class A shares, Institutional shares, and Class R shares. The International Fund offers Investor, Class A shares, Institutional shares and Class Y shares, and the Bond Fund offers Investor, Institutional and Class Y shares as of the date of this Statement of Additional Information.

The Investor and Class A shares have each adopted a Rule 12b-1 plan that allows the class to pay distribution fees for the sale and distribution of its shares and for providing services to shareholders. Class A shares are also subject to a sales load and minimum investment amounts. Institutional shares are generally only available to endowments, foundations, family office clients, private trust, religious organizations and other nonprofit entities, individuals, retirement plan sponsors, certain corporate or similar institutions, or omnibus accounts maintained by financial intermediaries and are subject to minimum investment amounts. Class R shares are generally available only to certain eligible retirement plans, including 401(k) plans, 457 plans, profit sharing and money purchase pension plans, defined benefit plans, and nonqualified deferred compensation plans. The sponsors of these retirement plans provide various shareholder services to the accounts. Class R shares are also available to omnibus accounts

2

maintained by financial intermediaries, endowments, foundations, religious organizations, and other tax-exempt entities that are approved by the Funds’ distributor. Class R shares are not generally available to retail nonretirement accounts. Other investors may purchase Investor shares of the Funds. Class Y shares are available only to omnibus accounts held on the books of the Fund for financial intermediaries other entities that have been approved by the distributor.

2. INVESTMENT INFORMATION

INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES

The Equity Fund’s objective is to seek to provide its shareholders with long-term total return. Under normal circumstances, the Fund primarily invests in the equity securities of mid- and large-capitalization U.S. companies. Under normal circumstances, at least 80% of the Fund’s assets will be invested in equity securities and related investments with similar economic characteristics. The Fund may also invest in companies organized or traded outside the U.S.

The International Fund’s objective is to seek to provide its shareholders with long-term total return. Under normal circumstances, the Fund primarily invests in the equity securities of mid- and large-capitalization companies located in Europe, the Asia-Pacific region, and throughout the rest of the world. The Fund’s investments will normally be tied economically to at least 10 different countries other than the U.S. Under normal circumstances, at least 80% of the Fund’s assets will be invested in equity securities and related investments with similar economic characteristics. The Fund will primarily invest in securities of developed market countries throughout the world but may invest up to 10% of its assets in securities of issuers tied economically to emerging market countries.

The Bond Fund’s objective is to seek to provide its shareholders with a high level of current income and total return. Under normal circumstances, the Fund invests at least 80% of its assets in investment-grade securities and maintains an effective duration within two years (plus or minus) of the portfolio duration of the securities comprising the Barclays U.S. Aggregate Bond Index as calculated by the Subadviser. Under normal circumstances, at least 80% of the Fund’s assets will be invested in bonds, including government and corporate bonds, mortgage-backed and asset-backed securities, and U.S. dollar denominated bonds issued by non-U.S. entities. The Fund’s investments in bonds also may include floating and variable rate loans and securities of emerging market issuers. A significant portion of the Fund’s assets may be invested in securities issued by government-sponsored entities such as Freddie Mac, Fannie Mae, and the Federal Home Loan Banks. A significant portion of the Fund’s assets may also be invested in “to be announced” securities, including mortgage dollar roll, when-issued, delayed delivery and forward commitment securities. A “to be announced” transaction is a method of trading mortgage-backed securities where the buyer and seller agree upon general trade parameters such as agency, settlement date, par amount, and price at the time the contract is entered into but the mortgage-backed securities are delivered in the future, generally 30 days later. The Fund may invest up to 20% of its net assets in below investment grade debt securities (sometimes referred to as “junk bonds”) or, if unrated, of equivalent credit quality as determined by the Subadviser. The Fund may invest in privately issued mortgage-backed and asset-backed securities. The Fund may invest in securities that are in default and illiquid securities. The Fund’s investments may change significantly from time to time based on current market conditions and investment eligibility determinations.

The investment objective of a Fund may be changed without the approval of that Fund’s shareholders, but not without written notice thereof to shareholders 30 days prior to implementing the change. If there is a change in a Fund’s investment objective, shareholders of that Fund should consider whether the Fund remains an appropriate investment in light of their financial positions and needs. There can, of course, be no assurance that the investment objective of any Fund will be achieved.

Each Fund’s investment strategies and policies may be changed from time to time without shareholder approval, unless specifically stated otherwise in the Prospectus or in this SAI.

INVESTMENT POLICIES

The following supplements the information concerning the Funds’ investment policies contained in the Prospectus and should only be read in conjunction therewith.

3

EQUITY FUND AND INTERNATIONAL FUND (EACH A “STOCK FUND” AND COLLECTIVELY THE “STOCK FUNDS”)

Common Stock

Each Stock Fund may invest in common stocks. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other shareholder or class of shareholders, including holders of the entity’s preferred stock and other senior equity. Common stock usually carries with it the right to vote and frequently an exclusive right to do so. Common stocks do not represent an obligation of the issuer, and do not offer the degree of protection of debt securities. The issuance of debt securities or preferred stock by an issuer will create prior claims that could adversely affect the rights of holders of common stock with respect to the assets of the issuer upon liquidation or bankruptcy.

Preferred Stock

Each Stock Fund may invest in preferred stocks. Preferred stocks, like common stocks, represent an equity ownership in an issuer, but generally have a priority claim over common stocks, but not over debt, with respect to dividend payments and upon the liquidation or bankruptcy of the issuer. Therefore, preferred stock is subject to the credit risk of the issuer, but because of its subordinate position to debt obligations of the issuer, the deterioration of the credit of an issuer is likely to cause greater decreases in the value of preferred stock than in more senior debt obligations. The market value of preferred stocks with no conversion rights and fixed dividend rates, like fixed-income securities, tends to move inversely with interest rates, with the price determined by the dividend rate. However, because most preferred stocks do not have a fixed maturity date (although they may have call features giving the issuer the right to call the securities under certain circumstances or redemption features giving the holder the right to cause the issuer to repurchase the securities under certain circumstances), these securities generally will fluctuate more in value when interest rates change than, for example, debt issued by the same issuer. Some preferred stocks may pay dividends at an adjustable rate, based on an auction, an index, or other formula. In the absence of credit deterioration, adjustable-rate preferred stocks tend to have less price volatility than fixed-rate preferred stocks.

Unlike common stocks, preferred stocks do not typically have voting rights. Some preferred stocks have convertible features.

Warrants

Each Fund may invest in warrants. Warrants are securities that permit, but do not obligate, their holder to subscribe for other securities. Warrants are subject to the same market risks as stocks, but may be more volatile in price. Warrants do not carry the right to dividends or voting rights with respect to their underlying securities, and they do not represent any rights in assets of the issuer. An investment in warrants may be considered speculative. In addition, the value of a warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to its expiration date.

Concentration

It is a fundamental policy of each Fund that it may not invest more than 25% of the total assets of the Fund in any one industry. If the Fund were to concentrate its investments in a single industry, the Fund would be more susceptible to any single economic, political, or regulatory occurrence than would be another investment company that was not so concentrated.

Smaller Market Capitalization Companies

Investments in companies with smaller market capitalizations, including companies generally considered to be small-cap issuers and medium-sized companies, may involve greater risks and volatility than investments in larger companies. Companies with smaller market capitalizations may be at an earlier stage of development, may be subject to greater business risks, may have limited product lines, limited financial resources, and less depth in management than more established companies. In addition, these companies may have difficulty withstanding competition from larger, more established companies in their industries. The securities of companies with smaller market capitalizations may be thinly traded (and therefore have to be sold at a discount from current market prices or sold in small lots over an extended period of time), may be followed by fewer investment research analysts, and may be subject to wider price swings and thus may create a greater chance of loss than investing in securities of larger-capitalization companies. In addition, transaction costs in smaller-capitalization stocks may be higher than those of larger-capitalization companies.

4

EXCHANGE-TRADED FUNDS. Each Stock Fund may purchase shares of exchange-traded funds (ETFs). Typically, a Stock Fund would purchase ETF shares for the same reason it would purchase (and as an alternative to purchasing) futures contracts: to obtain exposure to all or a portion of the stock or bond market. ETF shares enjoy several advantages over futures. Depending on the market, the holding period, and other factors, ETF shares can be less costly and more tax-efficient than futures. In addition, ETF shares can be purchased for smaller sums, offer exposure to market sectors and styles for which there is no suitable or liquid futures contract, and do not involve leverage.

Most ETFs are investment companies. Therefore, a Stock Fund’s purchases of ETF shares generally are subject to the limitations on, and the risks of, a Fund’s investments in other investment companies, which are described below under the heading “Investment Company Securities.”

An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objective, strategies, and policies. The price of an ETF can fluctuate within a wide range, and a Fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (1) the market price of the ETF’s shares may trade at a discount to their net asset value; (2) an active trading market for an ETF’s shares may not develop or be maintained; or (3) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, or the activation of marketwide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

Domini applies its social and environmental standards to an ETF when determining if the ETF is eligible for investment by a Fund.

EQUITY SWAPS AND RELATED TRANSACTIONS. Each Stock Fund may enter into equity swaps and may purchase or sell (i.e., write) equity caps, floors, and collars. Each Stock Fund expects to enter into these transactions in order to hedge against either a decline in the value of the securities included in the Stock Fund’s portfolio or against an increase in the price of the securities that it plans to purchase, in order to preserve or maintain a return or spread on a particular investment or portion of its portfolio or to achieve a particular return on cash balances, or in order to increase income or gain. Equity swaps involve the exchange by a Stock Fund with another party of their respective commitments to make or receive payments based on a notional principal amount. The purchase of an equity cap entitles the purchaser, to the extent that a specified index exceeds a predetermined level, to receive payments on a contractually based principal amount from the party selling the equity cap. The purchase of an equity floor entitles the purchaser, to the extent that a specified index falls below a predetermined rate, to receive payments on a contractually based principal amount from the party selling the equity floor. A collar is a combination of a cap and a floor, which preserves a certain return within a predetermined range of values.

Each Stock Fund may enter into equity swaps, caps, floors, and collars on either an asset-based or liability-based basis, depending on whether it is hedging its assets or its liabilities, and will usually enter into equity swaps on a net basis (i.e., the two payment streams are netted out), with the Stock Fund receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of the Stock Fund’s obligations over its entitlements with respect to each equity swap will be accrued on a daily basis, and an amount of cash and/or cash equivalents or other liquid high-grade debt securities having an aggregate net asset value at least equal to the accrued excess will be segregated by the Stock Fund’s custodian as described under “Use of Segregated and Other Special Accounts” below. If a Stock Fund enters into an equity swap on other than a net basis, the Stock Fund will segregated liquid assets in the full amount accrued on a daily basis of the Stock Fund’s obligations with respect to the swap as described under “Use of Segregated and Other Special Accounts” below. A Stock Fund will only enter into equity swap, cap, floor, or collar transactions with counterparties the Subadviser deems to be creditworthy. The Subadviser will monitor the creditworthiness of counterparties to its equity swap, cap, floor, and collar transactions on an ongoing basis. If there is a default by the other party to such a transaction, the Stock Fund will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and agents utilizing standardized swap documentation. The Subadviser has determined that, as a result, the swap market is liquid. Caps, floors, and collars are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent a Stock Fund sells caps, floors, and collars it will segregate cash and/or cash equivalents or other liquid high-grade debt securities having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of the Stock Fund’s obligations with respect to the caps, floors, or collars as described under “Use of Segregated and Other Special Accounts below. The use of equity swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Subadviser is incorrect in its forecasts of market values, interest

5

rates, and other applicable factors, the investment performance of a Stock Fund would diminish compared with what it would have been if these investment techniques were not utilized. Moreover, even if the Subadviser is correct in its forecasts, there is a risk that the swap position may correlate imperfectly with the price of the asset or liability being hedged.

The liquidity of swap agreements will be determined by the Subadviser based on various factors, including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features), and (5) the nature of the marketplace for trades (including the ability to assign or offset a Stock Fund’s rights and obligations relating to the investment). Such determination will govern whether a swap will be deemed within the percentage restriction on investments in securities that are not readily marketable.

Each Stock Fund will segregate cash and/or cash equivalents or other liquid high-grade debt securities to cover its current obligations under swap agreements. If a Stock Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Stock Fund’s accrued obligations under the swap agreement over the accrued amount the Stock Fund is entitled to receive under the agreement. If a Stock Fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the Stock Fund’s accrued obligations under the agreement. Each Stock Fund will comply with the asset segregation requirements described under “Use of Segregated and Other Special Accounts” below.

There is no limit on the amount of equity swap transactions that may be entered into by a Stock Fund. These transactions do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to equity swaps is limited to the net amount of payments that a Stock Fund is contractually obligated to make, if any. The effective use of swaps and related transactions by a Stock Fund may depend, among other things, on the Stock Fund’s ability to terminate the transactions at times when the Subadviser deems it desirable to do so. Because swaps and related transactions are bilateral contractual arrangements between a Stock Fund and counterparties to the transactions, the Stock Fund’s ability to terminate such an arrangement may be considerably more limited than in the case of an exchange-traded instrument. To the extent a Stock Fund does not, or cannot, terminate such a transaction in a timely manner, the Stock Fund may suffer a loss in excess of any amounts that it may have received, or expected to receive, as a result of entering into the transaction. If the other party to a swap defaults, the Stock Fund’s risk of loss is the net amount of payments that the Stock Fund contractually is entitled to receive, if any. A Stock Fund may purchase and sell caps, floors, and collars without limitation, subject to the asset segregation requirements described under “Use of Segregated and Other Special Accounts” below.

INDEXED SECURITIES. Each Stock Fund may purchase securities whose prices are indexed to the prices of other securities, securities indexes, currencies, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign currency-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

NONREGIONAL SECURITIES

To gain broader exposure to certain sectors or industries, each Stock Fund may invest in securities of issuers based outside of the region in which the Fund primarily invests. See “Foreign Securities and Foreign Issuers” for a discussion of risks associated with these types of investments.

Investors should note that a Stock Fund’s ability to pursue certain of these strategies may be limited by applicable regulations of the Securities and Exchange Commission (“SEC”), the Commodity Futures Trading Commission (“CFTC”), and the federal income tax requirements applicable to regulated investment companies.

NATURAL DISASTERS

Certain areas of the world, including areas within the United States, historically have been prone to natural disasters, such as hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts. Such disasters, and the resulting damage, could have a significant adverse impact on the economies of those areas and on the ability of issuers in which a Fund invests to conduct their businesses, and thus on the

6

investments made by a Fund in such geographic areas and/or issuers. Adverse weather conditions could have a significant adverse impact on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

INTERNATIONAL FUND

Europe

A number of countries in Europe have experienced severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts; many other issuers have faced difficulties obtaining credit or refinancing existing obligations; financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within and without Europe. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, on June 23, 2016, voters in the United Kingdom approved withdrawal from the European Union. On March 29, 2017, the United Kingdom formally notified the European Council of its intention to leave the European Union; as a result, the United Kingdom will remain a member state, subject to European Union law with privileges to provide services under the single market directives, for at least two years from that date. Given the size and importance of the United Kingdom’s economy, uncertainty about its legal, political, and economic relationship with the remaining member states of the European Union may continue to be a source of instability. Moreover, other countries may seek to withdraw from the European Union and/or abandon the euro, the common currency of the European Union. A number of countries in Europe have suffered terror attacks, and additional attacks may occur in the future. Ukraine has experienced ongoing military conflict; this conflict may expand and military attacks could occur elsewhere in Europe. Europe has also been struggling with mass migration from the Middle East and Africa. The ultimate effects of these events and other socio-political or geographical issues are not known but could profoundly affect global economies and markets. Whether or not the Fund invests in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of the Fund’s investments due to the inter-connected nature of the global economy and capital markets.

Foreign Securities and Foreign Issuers

Investing in the securities of foreign issuers involves special considerations that are not typically associated with investing in the securities of U.S. issuers. Investments in securities of foreign issuers may involve risks arising from differences between U.S. and foreign securities markets, including less volume, much greater price volatility in and illiquidity of certain foreign securities markets, greater difficulty in determining the fair value of securities, different trading and settlement practices, and less governmental supervision and regulation, from changes in currency exchange rates, from high and volatile rates of inflation, from economic, social, and political conditions such as wars, terrorism, civil unrest, and uprisings, and from fluctuating interest rates.

There may be less publicly available information about a foreign issuer than about a U.S. issuer, and foreign issuers may not be subject to the same accounting, auditing, and financial recordkeeping standards and requirements as U.S. issuers. In particular, the assets and profits appearing on the financial statements of a foreign issuer may not reflect its financial position or results of operations in the way they would be reflected had the financial statements been prepared in accordance with U.S. generally accepted accounting principles. In addition, for an issuer that keeps accounting records in local currency, inflation accounting rules may require, for both tax and accounting purposes, that certain assets and liabilities be restated on the issuer’s balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits. Consequently, financial data may be materially affected by restatements for inflation and may not accurately reflect the real condition of those issuers and securities markets. Finally, in the event of a default in any such foreign obligations, it may be more difficult for the International Fund to obtain or enforce a judgment against the issuers of such obligations.

Other investment risks include the possible imposition of foreign withholding taxes on certain amounts of the International Fund’s income, the possible seizure or nationalization of foreign assets, and the possible establishment of exchange controls, expropriation, confiscatory taxation, other foreign governmental laws or restrictions that might affect adversely payments due on securities held by the International Fund, the lack of extensive operating experience of eligible foreign subcustodians, and legal limitations on the ability of the International Fund to recover assets held in custody by a foreign subcustodian in the event of the subcustodian’s bankruptcy.

7

In some countries, banks or other financial institutions may constitute a substantial number of the leading companies or companies with the most actively traded securities. The 1940 Act limits a Fund’s ability to invest in any equity security of an issuer that, in its most recent fiscal year, derived more than 15% of its revenues from “securities related activities,” as defined by the rules thereunder. These provisions may also restrict the International Fund’s investments in certain foreign banks and other financial institutions.

There generally is less governmental supervision and regulation of exchanges, brokers, and issuers in foreign countries than there is in the United States. For example, there may be no comparable provisions under certain foreign laws to insider trading and similar investor protection securities laws that apply with respect to securities transactions consummated in the United States. Further, brokerage commissions and other transaction costs on foreign securities exchanges generally are higher than in the United States.

Foreign markets have different clearance and settlement procedures, and in certain markets there have been times when settlements have failed to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Further, satisfactory custodial services for investment securities may not be available in some countries having smaller, emerging capital markets, which may result in the International Fund incurring additional costs and delays in transporting such securities outside such countries. Delays in settlement or other problems could result in periods when assets of the International Fund are uninvested and no return is earned thereon. The inability of the International Fund to make intended security purchases due to settlement problems or the risk of intermediary counterparty failures could cause the International Fund to forego attractive investment opportunities. The inability to dispose of a portfolio security due to settlement problems could result either in losses to the International Fund due to subsequent declines in the value of such portfolio security or, if the International Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

Rules adopted under the 1940 Act permit a Fund to maintain its foreign securities and cash in the custody of certain eligible non-U.S. banks and securities depositories. Certain banks in foreign countries may not be “eligible subcustodians,” as defined in the 1940 Act, for the International Fund, in which event the International Fund may be precluded from purchasing securities in certain foreign countries in which it otherwise would invest or where such purchase may result in the International Fund incurring additional costs and delays in providing transportation and custody services for such securities outside such countries. The International Fund may encounter difficulties in effecting on a timely basis portfolio transactions with respect to any securities of issuers held outside their countries. Other banks that are eligible foreign subcustodians may be recently organized or otherwise lack extensive operating experience. In addition, in certain countries there may be legal restrictions or limitations on the ability of the International Fund to recover assets held in custody by foreign subcustodians in the event of the bankruptcy of the subcustodian.

Certain of the risks associated with international investments and investing in smaller capital markets are heightened for investments in emerging market countries. For example, some of the currencies of emerging market countries have experienced devaluation relative to the U.S. dollar, and major adjustments have been made periodically in certain of such currencies. Certain of such countries face serious exchange constraints. In addition, governments of many emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector. In certain cases, the government owns or controls many companies. Accordingly, government actions in the future could have a significant effect on economic conditions in developing countries that could affect private sector companies and consequently the value of certain securities held in the International Fund’s portfolio.

Investment in certain emerging market securities is restricted or controlled to varying degrees that may at times limit or preclude investment in certain emerging market securities and increase the costs and expenses of the International Fund. Certain emerging market countries require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than other classes, restrict investment opportunities in issuers in industries deemed important to national interests, and/or impose additional taxes on foreign investors.

The manner in which foreign investors may invest in companies in certain emerging market countries, as well as limitations on such investments, also may have an adverse impact on the operations of the International Fund. For example, the International Fund may be required in some countries to invest initially through a local broker or other entity and then have the shares purchased re-registered in the name of the International Fund. Re-registration may in some instances not occur on a timely basis, resulting in a delay during which the International Fund may be denied certain of its rights as an investor.

Certain emerging market countries may require governmental approval for the repatriation of investment income, capital, or the proceeds of sales of securities by foreign investors that could adversely affect the International Fund. In addition, if deterioration occurs in the country’s balance of payments, it could impose temporary restrictions on foreign capital remittances. Investing in local markets in emerging market countries may require the International

8

Fund to adopt special procedures, seek local government approvals, or take other actions, each of which may involve additional costs to the International Fund.

With respect to investments in certain emerging market countries, different legal standards may have an adverse impact on the International Fund. For example, while the potential liability of a shareholder in a U.S. corporation with respect to acts of the corporation is generally limited to the amount of the shareholder’s investment, the notion of limited liability is less clear in certain emerging market countries. Similarly, the rights of investors in emerging market companies may be more limited than those of shareholders of U.S. corporations.

Certain markets are in only the earliest stages of development. There is also a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries. Many of such markets also may be affected by developments with respect to more established markets in the region. Brokers in emerging market countries typically are fewer in number and less capitalized than brokers in the United States. These factors, combined with the U.S. regulatory requirements for open-end investment companies and the restrictions on foreign investment, result in potentially fewer investment opportunities for the International Fund and may have an adverse impact on the investment performance of the International Fund.

Supranational Obligations

Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the World Bank, the European Investment Bank, the European Bank for Reconstruction and Development, the Asian Development Bank, and the Inter-American Development Bank. Supranational issued instruments may be denominated in multinational currency units. Obligations of the World Bank and certain other supranational organizations are supported by subscribed but unpaid commitments of member countries. There is no assurance that these commitments will be undertaken or complied with in the future.

Depositary Receipts

Securities of foreign issuers may be purchased directly or through depositary receipts, such as American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), and Global Depositary Receipts (“GDRs”), or other securities representing underlying shares of foreign companies. Generally, ADRs, in registered form, are designed for use in U.S. securities markets and EDRs and GDRs, in bearer form, are designed for use in European and global securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. EDRs and GDRs are European and global receipts, respectively, evidencing a similar arrangement.

ADRs, EDRs, and GDRs are issued through “sponsored” or “unsponsored” arrangements. In a sponsored arrangement, the foreign issuer assumes the obligation to pay some or all of the depositary’s transaction fees, whereas under an unsponsored arrangement, the foreign issuer assumes no obligation and the depositary’s transaction fees are paid by the holders. In addition, less information is generally available in the United States about the issuer of an unsponsored depositary receipt as it is for the issuer of a sponsored depositary receipt.

RISKS OF DERIVATIVES OUTSIDE THE UNITED STATES. When conducted outside the United States, Derivatives transactions may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and will be subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies, and other instruments. In addition, the price of any foreign futures or foreign options contract and, therefore, the potential profit and loss thereon, may be affected by any variance in the foreign exchange rate between the time an order is placed and the time it is liquidated, offset, or exercised. The value of positions taken as part of non-U.S. Derivatives also could be adversely affected by: (1) other complex foreign political, legal, and economic factors, (2) lesser availability of data on which to make trading decisions than in the United States, (3) delays in the International Fund’s ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States, (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (5) lower trading volume and liquidity.

9

BOND FUND

Bank Obligations

The Bond Fund may invest in bank obligations, including the following:

•	Certificates of deposit, which are negotiable interest-bearing instruments with a specific maturity. Certificates of deposit are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity.

•	Time deposits (including Eurodollar time deposits), which are non-negotiable receipts issued by a bank in exchange for the deposit of funds. Time deposits earn a specified rate of interest over a definite period of time, but cannot be traded in the secondary market. Time deposits with a withdrawal penalty are considered to be illiquid securities.

•	Bankers’ acceptances, which are bills of exchange or time drafts drawn on and accepted by a commercial bank. They are used by corporations to finance the shipment and storage of goods and to furnish dollar exchange. Maturities are generally six months or less.

•	Other short-term debt obligations.

The Bond Fund’s investments in bank obligations are particularly susceptible to adverse events in the banking industry. Banks are highly regulated. Decisions by regulators may limit the loans banks make and the interest rates and fees they charge, and may reduce bank profitability. Banks also depend on being able to obtain funds at reasonable costs to finance their lending operations. This makes them sensitive to changes in money market and general economic conditions. When a bank’s borrowers get in financial trouble, their failure to repay the bank will also negatively affect the bank’s financial situation.

Bank obligations may be issued by domestic banks, foreign subsidiaries, or foreign branches of domestic banks, domestic and foreign branches of foreign banks, domestic savings and loan associations, and other banking institutions. Such investments in domestic branches of foreign banks and foreign branches of domestic banks may involve risks that are different from investments in securities of domestic branches of U.S. banks. These risks may include future unfavorable political and economic developments, possible withholding taxes on interest income, seizure or nationalization of foreign deposits, currency controls, interest limitations, or other governmental restrictions, which might affect the payment of principal or interest on the securities held by a Fund. Additionally, these institutions may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping requirements than those applicable to domestic branches of U.S. banks. The Bond Fund may invest in U.S. dollar-denominated obligations of domestic branches of foreign banks and foreign branches of domestic banks only when the Subadviser believes that the risks associated with such investment are minimal and that all applicable quality standards have been satisfied.

Commercial Paper

The Bond Fund may invest in commercial paper, which is unsecured debt of corporations usually maturing in 270 days or less from its date of issuance.

Variable Rate Obligations

Unlike most bonds, which pay a fixed rate of interest, variable rate debt obligations pay interest at rates that change based on market interest rates. Interest rates on variable rate obligations may move in the same or in the opposite direction as market interest rates and may increase or decrease based on a multiple of the change in a market interest rate. These obligations tend to be highly sensitive to interest rate movements.

The loans in which the Bond Fund invests are subject to the risk of loss of principal and income. Although borrowers frequently provide collateral to secure repayment of these obligations, they do not always do so. If they do provide collateral, the value of the collateral may not completely cover the borrower’s obligations at the time of a default. If a borrower files for protection from its creditors under the U.S. bankruptcy laws, these laws may limit the Fund’s rights to its collateral. In addition, the value of collateral may erode during a bankruptcy case. In the event of a bankruptcy, the holder of a loan may not recover its principal, may experience a long delay in recovering its investment and may not receive interest during the delay. Additionally, with respect to loan participations, the Bond Fund, as a participant in a loan, will not have any direct claim on the loan or against the borrower, and the Bond

10

Fund may be subject to greater delays, expenses and risks than would have been involved if the Bond Fund had purchased a direct obligation of the borrower.

Mortgage-backed Securities

The Bond Fund may invest in mortgage-backed securities, which are securities representing interests in pools of mortgage loans. Interests in pools of mortgage-related securities differ from other forms of debt instruments, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment that consists of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by prepayments of principal resulting from the sale, refinancing, or foreclosure of the underlying property, net of fees or costs that may be incurred. The market value and interest yield of these instruments can vary due to market interest rate fluctuations and early prepayments of underlying mortgages.

The principal governmental issuers or guarantors of mortgage-backed securities are the Government National Mortgage Association (“Ginnie Mae”), Fannie Mae (formerly the Federal National Mortgage Association) (“Fannie Mae”), and Freddie Mac (formerly the Federal Home Loan Mortgage Corporation) (“Freddie Mac”). Obligations of Ginnie Mae are backed by the full faith and credit of the U.S. government while obligations of Fannie Mae and Freddie Mac are supported by the respective agency only. In 2008, the U.S. Treasury Department and the Federal Housing Finance Administration (“FHFA”) announced that Fannie Mae and Freddie Mac would be placed into a conservatorship under FHFA. Although the U.S. government has provided financial support to Fannie Mae and Freddie Mac there can be no assurance that it will support these or other government-sponsored enterprises in the future.

A portion of the Bond Fund’s assets may be invested in collateralized mortgage obligations (“CMOs”), which are debt obligations collateralized by mortgage loans or mortgage pass-through securities. Typically, CMOs are collateralized by certificates issued by Ginnie Mae, Fannie Mae, or Freddie Mac but also may be collateralized by whole loans or private mortgage pass-through securities (such collateral collectively hereinafter referred to as “Mortgage Assets”). The Bond Fund may also invest a portion of its assets in multi-class pass-through securities, which are interests in a trust composed of Mortgage Assets. CMOs (which include multi-class pass-through securities) may be issued by agencies, authorities, or instrumentalities of the U.S. government or by private originators of or investors in mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks, and special purpose subsidiaries of the foregoing. Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multi-class pass-through securities. In a CMO, a series of bonds or certificates is usually issued in multiple classes with different maturities. The class of CMO, often referred to as a “tranche,” is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates, resulting in a loss of all or part of the premium if any has been paid. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly, or semiannual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a series of a CMO in various ways. In a common structure, payments of principal, including any principal prepayments, on the Mortgage Assets are applied to the classes of the series of a CMO in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class of CMOs until all other classes having an earlier stated maturity or final distribution date have been paid in full.

The Bond Fund also may invest in real estate mortgage investment conduits (“REMICs”). REMICs, which were authorized under the Tax Reform Act of 1986, are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities.

Even if the U.S. government or one of its agencies guarantees principal and interest payments of a mortgage-backed security, the market price of a mortgage-backed security is not insured and may be subject to market volatility. When interest rates decline, mortgage-backed securities experience higher rates of prepayment because the underlying mortgages are refinanced to take advantage of the lower rates. The prices of mortgage-backed securities may not increase as much as prices of other debt obligations when interest rates decline, and mortgage-backed securities may not be an effective means of locking in a particular interest rate. In addition, any premium paid for a mortgage-backed security may be lost when it is prepaid. When interest rates go up, mortgage-backed securities experience lower rates of prepayment. This has the effect of lengthening the expected maturity of a mortgage-backed security. This particular risk, referred to as “maturity extension risk,” may effectively convert a security that

11

was considered short- or intermediate-term at the time of purchase into a long-term security. The prices of long-term securities generally fluctuate more widely than short- or intermediate-term securities in response to changes in interest rates. Thus, rising interest rates would not only likely decrease the value of the Bond Fund’s fixed-income securities, but would also increase the inherent volatility of the Fund by effectively converting short-term debt instruments into long-term debt instruments. As a result, prices of mortgage-backed securities may decrease more than prices of other debt obligations when interest rates go up.

Corporate Asset-backed Securities

The Bond Fund may invest in corporate asset-backed securities. These securities, issued by trusts and special purpose corporations, are backed by a pool of assets, such as credit card and automobile loan receivables, representing the obligations of a number of different parties.

Corporate asset-backed securities present certain risks. For instance, in the case of credit card receivables, these securities may not have the benefit of any security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. The underlying assets (e.g., loans) are also subject to prepayments that shorten the securities’ weighted average life and may lower their return.

Corporate asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support that fall into two categories: (a) liquidity protection and (b) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default ensures payment through insurance policies or letters of credit obtained by the issuer or sponsor from third parties. The degree of credit support provided for each issue is generally based on historical information regarding the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

Mortgage “Dollar Rolls”

The Bond Fund may enter into mortgage dollar roll transactions. In these transactions, the Bond Fund sells mortgage-backed securities for delivery in the future and at the same time contracts to repurchase substantially similar securities on a specified future date. During the roll period, the Bond Fund does not receive principal and interest paid on the mortgage-backed securities. The Bond Fund is compensated for the lost principal and interest by the difference between the current sales price and the lower price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. The Bond Fund may also be compensated by receipt of a commitment fee. However, the Bond Fund takes the risk that the market price of the mortgage-backed security may drop below the future purchase price. When the Bond Fund uses a mortgage dollar roll, it is also subject to the risk that the other party to the agreement will not be able to perform. The Bond Fund will invest only in covered rolls, which are specific types of dollar rolls for which the Bond Fund will segregate cash and/or cash equivalents or other liquid high-grade debt securities equal in value to the securities subject to repurchase by the Fund subject to the asset segregation requirements described under “Use of Segregated and Other Special Accounts” below.

Securities Ratings

The Bond Fund may purchase investment-grade securities rated above Baa by Moody’s Investors Service, Inc. (“Moody’s”), BBB by S&P, and BBB by Fitch, respectively, and those securities that the Fund’s Subadviser believe to be of comparable quality. To the extent the Bond Fund is permitted to invest in below investment-grade securities it may have exposure to securities rated below Baa, BBB, or BBB by Moody’s, S&P and Fitch, respectively. These lower rated securities may have poor protection of payment of principal and interest. These securities are often considered to be speculative and involve greater risk of default or price changes due to changes in the issuer’s

12

creditworthiness than securities assigned a higher quality rating. The market prices of these securities may go up and down more than higher-rated securities and may go down significantly in periods of general economic difficulty that may follow periods of rising interest rates. A description of the ratings applied by Moody’s, S&P and Fitch is included in Appendix A.

Call Features

Certain securities held by the Bond Fund may permit the issuer at its option to “call,” or redeem, its securities. If an issuer were to redeem securities held by the Bond Fund during a time of declining interest rates, the Bond Fund may have to reinvest that money at the lower prevailing interest rates.

Zero Coupon Bonds, Deferred Interest Bonds, and PIK Bonds

The Bond Fund may invest in debt obligations called zero coupon bonds, deferred interest bonds, and payment-in-kind (“PIK”) bonds. Zero coupon bonds do not pay any interest. Instead, zero coupon bonds are issued at a significant discount from the value the Bond Fund expects to receive upon maturity. Deferred interest bonds are similar to zero coupon bonds except that they begin to pay interest after some delay. Although PIK bonds may pay interest in cash, they also are similar to zero coupon bonds or deferred interest bonds because the issuer has the option to make interest payments in additional debt obligations rather than cash. Because these bonds may not pay interest at regular intervals, changes in interest rates affect the value of zero coupon, deferred interest, and PIK bonds more than debt obligations that pay regular interest, and the credit risk of these bonds tends to be greater than the credit risk of debt obligations that pay regular interest. Even though zero coupon, deferred interest, and PIK bonds may not make payments of interest until maturity or until after a delay, the Bond Fund is required to accrue interest income on such investments and to distribute such amounts at least annually to shareholders. Thus, it may be necessary at times for the Bond Fund to sell investments in order to make these distribution payments.

Stripped Securities

The Bond Fund may invest in stripped securities, such as interest-only strips (called IOs), which may receive only interest payments, and other types of stripped securities, such as principal-only strips (called POs), which may receive only principal payments. Stripped securities are more sensitive to changes in interest rates than are certain other debt instruments. The value of IOs generally will decrease as interest rates increase. As interest rates decrease, the Bond Fund’s investments in IOs may be adversely affected by a rapid rate of principal payments (including prepayments) on the underlying securities. A rapid rate of principal payments (including prepayments) may cause an IO to mature before the Bond Fund recovers its initial investment in the security. Conversely, if interest rates increase, the Bond Fund’s investments in POs may be adversely affected by a lower than expected rate of principal payments (including prepayments) on the underlying securities. A lower rate of principal payments (including prepayments) effectively extends the maturity of a PO.

Swaps and Related Investments

The Bond Fund may use a variety of swaps including, but not limited to, credit- and event-linked swaps, interest rate swaps, swaps on specific securities or indices, swaps on rates (such as mortgage prepayment rates) and other types of swaps, such as caps, collars and floors, to hedge against a change in inflation, interest rates or other rates that could affect the value of securities in its portfolio. In addition, to the extent the Bond Fund is permitted to invest in foreign currency-denominated securities, it may invest in currency swaps. Interest rate swaps involve the exchange by the Bond Fund with another party of their respective commitments to pay or receive interest. An equity swap is an agreement to exchange cash flows on a principal amount based on changes in the values of the reference index. In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the counterparty. For example, the purchase of an interest rate cap entitles the buyer, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the counterparty selling such interest rate cap. The sale of an interest rate floor obligates the seller to make payments to the extent that a specified interest rate falls below an agreed-upon level. A collar arrangement combines elements of buying a cap and selling a floor.

Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Fund’s investments and its share price and yield. Investing in swaps and utilizing these and related techniques in managing a Fund portfolio, are highly specialized activities that involve investment techniques and risks different from those associated with ordinary portfolio transactions. These investments involve significant risk of loss. The most significant factor in the performance of swaps, caps, floors, and collars is the change in the specific interest rate, equity, or other factor that determines the amount of payments to be made under the arrangement. Whether the

13

Fund’s use of swaps will be successful in furthering its investment objective will depend on the applicable Subadviser’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. If the Subadviser is incorrect in its forecast of such factors, the utilization of swap arrangements and related techniques could negatively impact the Bond Fund’s performance. If a swap agreement calls for payments by the Bond Fund, the Bond Fund must be prepared to make such payments when due. The Bond Fund will not enter into any swap unless the Adviser or the Bond Fund Subadviser deems the counterparty to be creditworthy.

If the creditworthiness of the Bond Fund’s swap counterparty declines, it becomes more likely that the counterparty will fail to meet its obligations under the contract, and consequently the Fund will suffer losses. Although there can be no assurance that a Fund will be able to do so, a Fund may be able to reduce or eliminate its exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or another creditworthy party. However, a Fund may have limited ability to eliminate its exposure under a credit default swap if the credit of the reference entity or underlying asset has declined. There can be no assurance that a Fund will be able to enter into swap transactions at prices or on terms the applicable Subadviser believes are advantageous to such Fund. In addition, although the terms of swaps, caps, collars and floors may provide for termination, there can be no assurance that a Fund will be able to terminate a swap or to sell or offset caps, collars or floors that it has purchased.

The swaps market is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. The Bond Fund will maintain liquid assets with its custodian or otherwise cover its current obligations under swap transactions in accordance with current regulations and policies applicable to the Fund. When a Fund is a protection seller in a credit default swap it will segregate assets equivalent to the full notional value of the swap.

Swap agreements are subject to the Bond Fund’s overall limit that not more than 15% of its net assets may be invested in illiquid securities.

Structured Notes and Indexed Securities

The Bond Fund may invest in structured notes and indexed securities. A structured note is a debt security with its interest rate or principal determined by reference to changes in the value of specific currencies, interest rates, commodities, indexes, or other financial indicators, or the relative change in two or more financial indicators. Indexed securities include structured notes as well as securities other than debt instruments, with their interest rates or principal determined by one or more financial indicators.

Structured notes and indexed securities may be more volatile, less liquid, and more difficult to accurately price than less complex fixed-income investments. These securities generally expose the Bond Fund to credit risks equal to that of the underlying financial indicators. The interest rate or the principal amount payable upon maturity of a structured note or indexed security may go up or down depending on changes in the underlying indicators. Structured notes and indexed securities often are less liquid than other debt instruments because they are typically sold in private placement transactions with no active trading market.

To Be Announced (TBA) Securities, When-Issued Securities and Forward Commitments of Purchases on a “When-Issued” Basis

The Bond Fund may invest a significant portion of its assets in TBA securities, including when-issued and delayed delivery securities, forward commitments, or commitments to purchase securities on a “when-issued” basis. TBA Securities, forward commitments, when-issued or delayed-delivery transactions arise when securities are purchased or sold with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield at the time of entering into the transaction. The price of such securities is fixed at the time of the commitment and delivery and payment normally take place beyond conventional settlement time after the date of commitment to purchase. The Fund will make commitments to purchase obligations on a “when-issued” basis only with the intention of actually acquiring the securities, but may sell them before the settlement date. The “when-issued” securities are subject to market fluctuation, and no interest accrues on the security to the purchaser during this period. The payment obligation and the interest rate that will be received on the securities are each fixed at the time the purchaser enters into the commitment. Purchasing obligations on a “when-issued” basis is a form of leveraging and can involve a risk that the yields available in the market when the delivery takes place may actually be higher than those obtained in the transaction itself. In that case, there could be an unrealized loss at the time of delivery.

14

TBA securities, forward commitments, when-issued or delayed-delivery transactions involve the risk that the security the Fund buys will lose value prior to its delivery. There are also the risks that the security will never be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

Upon entry of TBA securities, forward commitments, when-issued or delayed delivery transactions the Fund will segregate cash and/or cash equivalents or other liquid high-grade debt securities having a market value (marked–to-market on a daily basis) equal to the aggregate purchase price due on the settlement dates of all such transactions. The Fund will comply with the asset segregation requirements described under “Use of Segregated and other Special Accounts.”

Futures Contracts

Subject to applicable laws, the Bond Fund may purchase and sell futures contracts based on various securities, securities indexes, and other financial instruments and indexes. The Fund intends to use futures contracts only for bona fide hedging purposes. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specified security or financial instrument at a specified future time and at a specified price. A “sale” of a futures contract entails a contractual obligation to deliver the underlying securities or financial instruments called for by the contract, and a “purchase” of a futures contract entails a contractual obligation to acquire such securities or financial instruments, in each case in accordance with the terms of the contract. Futures contracts must be executed through a futures commission merchant, or brokerage firm, that is a member of an appropriate exchange designated as a “contract market” by the Commodity Futures Trading Commission (the “CFTC”).

When the Fund purchases or sells a futures contract, the Fund must allocate certain of its assets as an initial deposit on the contract. The initial deposit may be as low as approximately 5% or less of the value of the contract. The futures contract is marked to market daily thereafter, and the Fund may be required to pay or entitled to receive additional “variation margin,” based on decrease or increase in the value of the futures contract.

Futures contracts call for the actual delivery or acquisition of securities, or in the case of futures contracts based on indexes, the making or acceptance of a cash settlement at a specified future time; however, the contractual obligation is usually fulfilled before the date specified in the contract by closing out the futures contract position through the purchase or sale, on a commodities exchange, of an identical futures contract. Positions in futures contracts may be closed out only if a liquid secondary market for such contract is available, and there can be no assurance that such a liquid secondary market will exist for any particular futures contract.

The Fund’s ability to hedge effectively through transactions in futures contracts depends on, among other factors, the Adviser’s or the Subadviser’s judgment as to the expected price movements in the securities or financial instruments underlying the futures contracts. In addition, it is possible in some circumstances that the Fund would have to sell securities from its portfolio to meet “variation margin” requirements at a time when it may be disadvantageous to do so.

Options on Futures Contracts

The Bond Fund may purchase and write options to buy or sell futures contracts in which the Fund may otherwise invest. These investment strategies may be used for hedging purposes.

An option on a futures contract provides the holder with the right to enter into a “long” position in the underlying futures contract, in the case of a call option, or a “short” position in the underlying futures contract, in the case of a put option, at a fixed exercise price up to a stated expiration date or, in the case of certain options, on such date. Upon exercise of the option by the holder, the contract market clearinghouse establishes a corresponding short position for the writer of the option, in the case of a call option, or a corresponding long position in the case of a put option. In the event that an option is exercised, the parties will be subject to all the risks associated with the trading of futures contracts, such as payment of initial and variation margin deposits. In addition, the writer of an option on a futures contract, unlike the holder, is subject to initial and variation margin requirements on the option position.

A position in an option on a futures contract may be terminated by the purchaser or seller prior to expiration by effecting a closing purchase or sale transaction, subject to the availability of a liquid secondary market, which is the purchase or sale of an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader’s profit or loss on the transaction.

15

Options on futures contracts that are written or purchased by the Fund on U.S. exchanges are traded on the same contract market as the underlying futures contract, and, like futures contracts, are subject to regulation by the CFTC and the performance guarantee of the exchange clearinghouse. In addition, options on futures contracts may be traded on foreign exchanges.

The Fund may cover the writing of call options on futures contracts (a) through purchases of the underlying futures contract or (b) through the holding of a call on the same futures contract and in the same principal amount as the call written where the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash and/or cash equivalents or other liquid high-grade debt securities subject to the asset segregation requirements described under “Use of Segregated and Other Special Accounts” below. The Fund may cover the writing of put options on futures contracts (a) through sales of the underlying futures contract, (b) through maintenance of cash and/or cash equivalents or other liquid high-grade debt securities in an amount equal to the value of the security underlying the futures contract subject to the asset segregation requirements described under “Use of Segregated and Other Special Accounts” below, or (c) through the holding of a put on the same futures contract and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written or where the exercise price of the put held is less than the exercise price of the put written if the difference is maintained by the Fund in cash and/or cash equivalents or other liquid high-grade debt securities subject to the asset segregation requirements described under “Use of Segregated and Other Special Accounts” below.. Put and call options on futures contracts may also be covered in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations. Upon the exercise of a call option on a futures contract written by the Fund, the Fund will be required to sell the underlying futures contract, which, if the Fund has covered its obligation through the purchase of such contract, will serve to liquidate its futures position. Similarly, where a put option on a futures contract written by the Fund is exercised, the Fund will be required to purchase the underlying futures contract, which, if the Fund has covered its obligation through the sale of such contract, will close out its futures position.

The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the securities or financial instruments deliverable on exercise of the futures contract. The Fund will receive an option premium when it writes the call, and, if the price of the futures contract at expiration of the option is below the option exercise price, the Fund will retain the full amount of this option premium, which provides a partial hedge against any decline that may have occurred in the Fund’s security holdings. Similarly, the writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the securities or financial instruments deliverable upon exercise of the futures contract. If the Fund writes an option on a futures contract and that option is exercised, the Fund may incur a loss, which loss will be reduced by the amount of the option premium received, less related transaction costs. The Fund’s ability to hedge effectively through transactions in options on futures contracts depends on, among other factors, the degree of correlation between changes in the value of securities or other financial instruments held by the Fund and changes in the value of its futures positions. This correlation cannot be expected to be exact, and the Fund bears a risk that the value of the futures contract being hedged will not move in the same amount, or even in the same direction, as the hedging instrument. Thus it may be possible for the Fund to incur a loss on both the hedging instrument and the futures contract being hedged.

The Fund may purchase options on futures contracts for hedging purposes instead of purchasing or selling the underlying futures contracts. For example, where a decrease in the value of portfolio securities is anticipated as a result of a projected marketwide decline or changes in interest or exchange rates, the Fund could, in lieu of selling futures contracts, purchase put options thereon. In the event that such decrease occurs, it may be offset, in whole or part, by a profit on the option. Conversely, where it is projected that the value of securities to be acquired by the Fund will increase prior to acquisition, due to a market advance or changes in interest or exchange rates, the Fund could purchase call options on futures contracts, rather than purchasing the underlying futures contracts.

Futures contracts and options on futures contracts may be entered into on U.S. exchanges regulated by the CFTC and on foreign exchanges. The securities underlying options and futures contracts traded by the Fund may include domestic as well as foreign securities, subject to the Fund’s investment objectives. Investors should recognize that transactions involving foreign securities or foreign currencies, and transactions entered into in foreign countries, may involve considerations and risks not typically associated with investing in U.S. markets.

16

GENERAL INVESTMENT TECHNIQUES AND POLICIES APPLYING TO EACH FUND

AS SPECIFIED BELOW

Investment Company Securities

Securities of other investment companies may be acquired by each of the Funds to the extent permitted under the 1940 Act and consistent with its investment objective and strategies. These limits generally require that, as determined immediately after a purchase is made, (i) not more than 5% of the value of a Fund’s total assets will be invested in the securities of any one investment company, (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group, and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by a Fund, provided, however, that a Fund may invest all of its investable assets in an open-end investment company that has the same investment objective as the Fund. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including advisory fees. These expenses would be in addition to the advisory and other fees that a Fund bears directly in connection with its own operations. The main risk of investing in other investment companies is the risk that the value of the underlying securities might decrease.

Convertible Securities

Each Fund may invest in convertible securities. Convertible securities are typically preferred stock or bonds that are convertible into common stock at a specified price or conversion ratio. Because they have the characteristics of both fixed-income securities and common stock, convertible securities are sometimes called “hybrid” securities. Convertible bonds, debentures, and notes are debt obligations offering a stated interest rate; convertible preferred stocks are senior securities of a company offering a stated dividend rate. Convertible bonds are subject to the market risk of stocks, and, like other bonds, are also subject to interest rate risk, prepayment and extension risk, and the credit risk of their issuers. Convertible securities will at times be priced in the market like other fixed-income securities — that is, their prices will tend to rise when interest rates decline and will tend to fall when interest rates rise.

However, because a convertible security provides an option to the holder to exchange the security for either a specified number of the issuer’s common shares at a stated price per share or the cash value of such common shares, the security market price will tend to fluctuate in relationship to the price of the common shares into which it is convertible. Thus, convertible securities will ordinarily provide opportunities for producing both current income and longer-term capital appreciation. Convertible bonds tend to offer lower rates of interest than nonconvertible bonds because the stock conversion feature represents increased potential for capital gains. Because convertible securities are usually viewed by the issuer as future common stock, they are generally subordinated to other senior securities and therefore are rated one category lower than the issuer’s nonconvertible debt obligations or preferred stock. Call provisions on convertible bonds may allow the issuer to repay the debt before it matures. This may hurt the Fund’s performance because it may have to reinvest the money repaid at a lower rate.

Borrowing

Each Fund may borrow in certain limited circumstances. See “Investment Restrictions.” Borrowing creates an opportunity for increased return, but, at the same time, creates special risks. For example, borrowing may exaggerate changes in the net asset value of a Fund’s shares and in the return on the Fund’s portfolio. A Fund may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to any borrowing, which could affect the strategy of the Adviser and Subadviser. Interest on any borrowings will be a Fund expense and will reduce the value of the Fund’s shares.

Illiquid Investments

Each of the Stock Funds may invest up to 15% of its net assets in illiquid securities, or securities for which there is no readily available market. The Bond Fund may invest up to 15% of its net assets in illiquid securities, or securities for which there is no readily available market, including privately placed restricted securities. The absence of a trading market may make it difficult to establish a market value for illiquid securities. It may be difficult or impossible for a Fund to sell illiquid securities at the desired time and at an acceptable price.

Rule 144A Securities

Each Fund may invest in certain restricted securities (“Rule 144A securities”) for which there is a secondary market of qualified institutional buyers, as defined in Rule 144A under the Securities Act of 1933, as amended (the “1933

17

Act”). Rule 144A provides an exemption from the registration requirements of the 1933 Act for the resale of certain restricted securities to qualified institutional buyers.

One effect of Rule 144A is that certain restricted securities may now be liquid, though there is no assurance that a liquid market for Rule 144A securities will develop or be maintained. In promulgating Rule 144A, the SEC stated that the ultimate responsibility for liquidity determinations is that of an investment company’s board of directors. However, the SEC stated that the board may delegate the day-to-day function of determining liquidity to the Fund’s investment adviser, provided that the board retains sufficient oversight.

To the extent that liquid Rule 144A securities that a Fund holds become illiquid, due to the lack of sufficient qualified institutional buyers or market or other conditions, the percentage of that Fund’s assets invested in illiquid assets would increase. The Adviser and the applicable Subadviser will monitor a Fund’s investments in Rule 144A securities and will consider appropriate measures to enable the Fund to maintain sufficient liquidity for operating purposes and to meet redemption requests.

Derivatives

Although it is not a principal strategy, each Fund may, but is not required to, use various investment strategies described below to hedge market risks (such as broad or specific market movements and currency exchange rates), or to seek to increase the Fund’s income or gain.

Each Fund may purchase and sell single stock, currency, or stock index futures contracts and enter into currency transactions; purchase and sell (or write) exchange-listed and over-the-counter (“OTC”) put and call options on securities, currencies, futures contracts, indexes, and other financial instruments; enter into equity swaps and related transactions; and invest in indexed securities and other similar transactions that may be developed in the future to the extent that the applicable Subadviser determines that they are consistent with the Fund’s investment objective and policies and applicable regulatory requirements (collectively, these transactions are referred to as “Derivatives”). A Fund’s currency transactions may take the form of currency forward contracts, currency futures contracts and options thereof, currency swaps, and options on currencies.

The Funds are operated by persons who have claimed an exclusion from registration as a “commodity pool operator” under the Commodity Exchange Act (the “CEA”), and, therefore, are not subject to registration or regulation as a commodity pool operator.

As a result, while the Funds continue to rely on this exemption, they will remain limited in their ability to trade instruments subject to the jurisdiction of the Commodity Futures Trading Commission (“CFTC”), including commodity futures (which include futures on broad-based securities indexes and interest rate futures), options on commodity futures and swaps. This limitation also applies with respect to any indirect exposure that a Fund may have to these instruments through investments in other funds. The Funds’ investment adviser may have to rely on representations from the Fund’s Subadviser about the amount (or maximum permitted amount) of investment exposure that the Fund has to instruments such as commodity futures, options on commodity futures and swaps.

Under this exemption, a Fund must satisfy one of the following two trading limitations at all times: (1) the aggregate initial margin and premiums required to establish the Fund’s positions in commodity futures, options on commodity futures, swaps and other CFTC-regulated instruments may not exceed 5% of the liquidation value of the Fund’s portfolio (after accounting for unrealized profits and unrealized losses on any such investments); or (2) the aggregate net notional value of such instruments, determined at the time the most recent position was established, may not exceed 100% of the liquidation value of the Fund’s portfolio (after accounting for unrealized profits and unrealized losses on any such positions). A Fund would not be required to consider its exposure to such instruments if they were held for “bona fide hedging” purposes, as such term is defined in the rules of the CFTC. In addition to meeting one of the foregoing trading limitations, the fund may not market itself as a commodity pool or otherwise as a vehicle for trading in the markets for CFTC-regulated instruments.

The use of certain Derivatives in certain circumstances will require that the Funds segregate cash or other liquid assets to the extent the Funds’ obligations are not otherwise “covered” through ownership of the underlying security, financial instrument, or currency. See “Use of Segregated and Other Special Accounts” below.

Derivatives involve special risks, including possible default by the other party to the transaction, illiquidity, and to the extent the Subadviser’s view as to certain market movements is incorrect, the risk that the use of Derivatives could result in significantly greater losses than if it had not been used. See “Risk Factors Associated with

18

Derivatives” below. The degree of a Fund’s use of Derivatives may be limited by certain provisions of the Internal Revenue Code of 1986, as amended (the “Code”). See “Effects of Certain Investments and Transactions” below.

Financial reform laws enacted after the financial crisis of 2008-2009, such as the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank”), are changing many aspects of financial regulation applicable to derivatives. For instance, Dodd-Frank calls for the comprehensive regulation of swaps by the CFTC and the Securities and Exchange Commission (the “SEC”). The CFTC and the SEC are in the process of adopting and implementing new regulations applicable to these instruments, including rules with respect to recordkeeping, reporting, business conduct, relationship documentation, margin, clearing, and trade execution requirements. In addition, Dodd-Frank requires the registration of certain parties that deal or engage in substantial trading, execution or advisory activities in the markets for swaps. New regulations are changing the derivatives markets. The regulations may make using derivatives more costly, may limit their availability, or may otherwise adversely affect their value or performance. The extent and impact of these regulations are not yet fully known and may not be known for some time.

A Fund’s use of derivatives may be affected by other applicable laws and regulations and may be subject to review by the SEC, the CFTC, exchange and market authorities and other regulators in the United States and abroad. A Fund’s ability to use derivatives may be limited by tax considerations.

Certain derivatives transactions, including certain options, swaps, forward contracts, and certain options on foreign currencies, are entered into directly by the counterparties or through financial institutions acting as market makers (OTC derivatives), rather than being traded on exchanges or in markets registered with the CFTC or the SEC. Many of the protections afforded to exchange participants will not be available to participants in OTC derivatives transactions. For example, OTC derivatives transactions are not subject to the guarantee of an exchange, and only OTC derivatives that are either required to be cleared or submitted voluntarily for clearing to a clearinghouse will enjoy the protections that central clearing provides against default by the original counterparty to the trade. In an OTC derivatives transaction that is not cleared, a Fund bears the risk of default by its counterparty. In a cleared derivatives transaction, a Fund is instead exposed to the risk of default of the clearinghouse and, to the extent a Fund has posted any margin, the risk of default of the broker through which it has entered into the transaction. Information available on counterparty creditworthiness may be incomplete or outdated, thus reducing the ability to anticipate counterparty defaults.

Derivatives involve operational risk. There may be incomplete or erroneous documentation or inadequate collateral or margin, or transactions may fail to settle. For derivatives not guaranteed by an exchange or clearinghouse, a Fund may have only contractual remedies in the event of a counterparty default, and there may be delays, costs, disagreements as to the meaning of contractual terms and litigation in enforcing those remedies.

CURRENCY TRANSACTIONS. Each Fund may engage in currency transactions with counterparties to hedge the value of portfolio securities denominated in particular currencies against fluctuations in relative value or to generate income or gain. Currency transactions include currency forward contracts, exchange-listed currency futures contracts and options thereon, exchange-listed and OTC options on currencies, and currency swaps. A currency forward contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference between two or more currencies and operates similarly to an equity swap, which is described below under “Equity Swaps and Related Transactions.” The Funds may enter into currency transactions only with counterparties that the applicable Subadviser deems to be creditworthy.

Each Fund may enter into currency forward contracts when the Subadviser believes that the currency of a particular country may suffer a substantial decline against the U.S. dollar. In those circumstances, each Fund may enter into a currency forward contract to sell, for a fixed amount of U.S. dollars, the amount of that currency approximating the value of some or all of the Fund’s portfolio securities denominated in such currency. Currency forward contracts may limit potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies.

Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of a Fund, which will generally arise in connection with the purchase or sale of a Fund’s portfolio securities or the receipt of income from them. Position hedging is entering into a currency transaction with respect to portfolio securities positions denominated or generally quoted in that currency. No Fund will enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held by the Fund that are denominated or generally quoted in or currently convertible into the currency, other than with respect to proxy hedging as described below.

19

Each Fund may cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to increase or decline in value relative to other currencies to which the Fund has or in which the Fund expects to have exposure. To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of its securities, each Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which the Fund’s holdings are exposed is difficult to hedge generally or difficult to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency, the changes in the value of which are generally considered to be linked to a currency or currencies in which some or all of the Fund’s securities are or are expected to be denominated, and to buy dollars. The amount of the contract would not exceed the market value of the Fund’s securities denominated in linked currencies.

Currency transactions are subject to risks different from other portfolio transactions, as discussed below under “Risk Factors Associated with Derivatives.” If a Fund enters into a currency hedging transaction, the Fund will comply with the asset segregation requirements described below under “Use of Segregated and Other Special Accounts.”

FUTURES CONTRACTS. Each Fund may trade futures contracts: (1) on domestic and foreign exchanges on currencies; and (2) on domestic and foreign exchanges on single stocks and stock indexes. Futures contracts are generally bought and sold on the commodities exchanges on which they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by the Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or with respect to certain instruments, the net cash amount). A Fund’s use of financial futures contracts and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission (CFTC). Maintaining a futures contract or selling an option on a futures contract will typically require a Fund to deposit with a financial intermediary, as security for its obligations, an amount of cash or other specified assets (“initial margin”) that initially is from 1% to 10% of the face amount of the contract (but may be higher in some circumstances particularly in the case of single stock futures). Additional cash or assets (“variation margin”) may be required to be deposited thereafter daily as the mark-to-market value of the futures contract fluctuates. The value of all futures contracts sold by a Fund (adjusted for the historical volatility relationship between the Fund and the contracts) will not exceed the total market value of the Fund’s securities. In addition, the value of the Fund’s long futures and options positions (futures contracts on single stocks, stock indexes, or foreign currencies and call options on such futures contracts) will not exceed the sum of: (a) liquid assets segregated for this purpose; (b) cash proceeds on existing investments due within 30 days; and (c) accrued profits on the particular futures or options positions. The segregation requirements with respect to futures contracts and options thereon are described below under “Use of Segregated and Other Special Accounts.”

SINGLE STOCK FUTURES. Recent legislation permits the trading on U.S. exchanges of standardized futures contracts on individual equity securities, such as common stocks, exchange-traded funds, and American Depository Receipts, as well as narrow-based securities indexes, generally called security futures contracts or “SFCs.” As with other futures contracts, an SFC involves an agreement to purchase or sell in the future a specific quantity of shares of a security or the component securities of the index. The initial margin requirements (typically 20%) are generally higher than with other futures contracts. Trading SFCs involves many of the same risks as trading other futures contracts, including the risks involved with leverage, and losses are potentially unlimited. Under certain market conditions, for example if trading is halted due to unusual trading activity in either the SFC or the underlying security due to recent new events involving the issuer of the security, it may be difficult or impossible for a Fund to liquidate its position or manage risk by entering into an offsetting position. In addition, the prices of the SFCs may not correlate as anticipated with the prices of the underlying security. And unlike options on securities in which a Fund may invest, where the Fund has a position in a SFC, the Fund has both the right and the obligation to buy or sell the security at a future date, or otherwise offset its position.

OPTIONS. In order to hedge against adverse market shifts or to increase income or gain, each Fund may purchase put and call options or write “covered” put and call options on futures contracts on stock indexes, and currencies. In addition, in order to hedge against adverse market shifts or to increase its income, each Fund may purchase put and call options and write “covered” put and call options on securities, indexes, currencies, and other financial instruments. Each Fund may utilize options on currencies in order to hedge against currency exchange rate risks. A call option is “covered” if, so long as the Fund is obligated as the writer of the option, it will: (i) own the underlying investment subject to the option, (ii) own securities convertible or exchangeable without the payment of any consideration into the securities subject to the option, (iii) own a call option on the relevant security or currency with an exercise price no higher than the exercise price on the call option written, or (iv) deposit with its custodian in a segregated account liquid assets having a value equal to the excess of the value of the security or index that is the subject of the call over the exercise price. A put option is “covered” if, to support its obligation to purchase the underlying investment when a put option that a Fund writes is exercised, the Fund will either (a) deposit with its

20

custodian in a segregated account liquid assets having a value at least equal to the exercise price of the underlying investment or (b) continue to own an equivalent number of puts of the same “series” (that is, puts on the same underlying investment having the same exercise prices and expiration dates as those written by the Fund), or an equivalent number of puts of the same “class” (that is, puts on the same underlying investment) with exercise prices greater than those that it has written (or, if the exercise prices of the puts it holds are less than the exercise prices of those it has written, it will deposit the difference with its custodian in a segregated account).

Parties to options transactions must make certain payments and/or set aside certain amounts of assets in connection with each transaction, as described below.

In all cases, by writing a call, a Fund will limit its opportunity to profit from an increase in the market value of the underlying investment above the exercise price of the option for as long as the Fund’s obligation as writer of the option continues. By writing a put, a Fund bears the risk of a decrease in the market value of the underlying investment below the exercise price of the option for as long as the Fund’s obligation as writer of the option continues. Upon the exercise of a put option written by a Fund, the Fund may suffer an economic loss equal to the difference between the price at which the Fund is required to purchase the underlying investment and its market value at the time of the option exercise, less the premium received for writing the option. Upon the exercise of a call option written by a Fund, the Fund may suffer an economic loss equal to an amount not less than the excess of the investment’s market value at the time of the option exercise over the Fund’s acquisition cost of the investment, less the sum of the premium received for writing the option and the positive difference, if any, between the call price paid to the Fund and the Fund’s acquisition cost of the investment.

In all cases, in purchasing a put option, each Fund will seek to benefit from, or protect against, a decline in the market price of the underlying investment, while in purchasing a call option, each Fund will seek to benefit from an increase in the market price of the underlying investment. If an option purchased is not sold or exercised when it has remaining value, or if the market price of the underlying investment remains equal to or greater than the exercise price, in the case of a put, or remains equal to or below the exercise price, in the case of a call, during the life of the option, the Fund will lose its investment in the option. For the purchase of an option to be profitable, the market price of the underlying investment must decline sufficiently below the exercise price, in the case of a put, and must increase sufficiently above the exercise price, in the case of a call, to cover the premium and transaction costs.

Each Fund may choose to exercise the options it holds, permit them to expire, or terminate them prior to their expiration by entering into closing transactions. Each Fund may enter into a closing purchase transaction in which the Fund purchases an option having the same terms as the option it had written or a closing sale transaction in which the Fund sells an option having the same terms as the option it had purchased. A covered option writer unable to effect a closing purchase transaction will not be able to sell the underlying security until the option expires or the underlying security is delivered upon exercise, with the result that the writer will be subject to the risk of market decline in the underlying security during such period. Should a Fund choose to exercise an option, the Fund will receive, in the case of a call option, or sell in the case of a put option, the securities, commodities, or commodity futures contracts underlying the exercised option.

Exchange-listed options on securities and currencies, with certain exceptions, generally settle by physical delivery of the underlying security or currency, although in the future, cash settlement may become available. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option. Index options are cash settled for the net amount, if any, by which the option is “in-the-money” (that is, the amount by which the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised.

Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Derivatives involving options require segregation of Fund assets in special accounts, as described below under “Use of Segregated and Other Special Accounts.”

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer of the obligation to buy, the underlying security, index, currency, or other instrument at the exercise price. Each Fund’s purchase of a put option on a security, for example, might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value of such instrument by giving the Fund the right to sell the instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. A Fund’s purchase of a call option on a security, financial futures contract, index, currency, or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase the instrument. An “American” style put or call option may be exercised at any time during the option period, whereas a “European” style put or call option may be exercised only upon expiration or during a fixed period prior to expiration. Exchange-listed options are issued by a regulated intermediary such as the Options Clearing Corporation (“OCC”), which guarantees the performance of the obligations of the parties to the options. The discussion below uses the OCC as an example, but may also be applicable to other similar financial intermediaries.

OCC-issued and exchange-listed options, including options on securities, currencies, and financial instruments, generally settle for cash, although physical settlement may be required in some cases. Index options are cash settled for the net amount, if any, by which the option is “in-the-money” (that is, the amount by which the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

A Fund’s ability to close out its position as a purchaser or seller of an OCC-issued or exchange-listed put or call option is dependent, in part, upon the liquidity of the particular option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (1) insufficient trading interest in certain options, (2) restrictions on transactions imposed by an exchange, (3) trading halts, suspensions, or other restrictions imposed with respect to particular classes or series of options or underlying securities, including reaching daily price limits, (4) interruption of the normal operations of the OCC or an exchange, (5) inadequacy of the facilities of an exchange or the OCC to handle current trading volume, or (6) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although any such outstanding options on that exchange would continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that would not be reflected in the corresponding option markets.

OTC options are purchased from or sold to securities dealers, financial institutions, or other parties (collectively referred to as “Counterparties” and individually referred to as a “Counterparty”) through a direct bilateral agreement with the Counterparty. In contrast to exchange-listed options, which generally have standardized terms and performance mechanics, all of the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guaranties, and security, are determined by negotiation of the parties. It is anticipated that each Fund will generally only enter into OTC options that have cash settlement provisions, although it will not be required to do so.

Unless the parties provide for it, no central clearing or guaranty function is involved in an OTC option. As a result, if a Counterparty fails to make or take delivery of the security, currency, or other instrument underlying an OTC option it has entered into with a Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Thus, the Subadviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the counterparty’s credit to determine the likelihood that the terms of the OTC option will be met. A Fund will enter into OTC option transactions only with U.S. government securities dealers recognized by the Federal Reserve Bank of New York as “primary dealers,” or broker-dealers, domestic or foreign banks, or other financial institutions that the Subadviser deems to be creditworthy. In the absence of a change in the current position of the staff of the SEC, OTC options purchased by a Fund and the amount of the Fund’s obligation pursuant to an OTC option sold by the Fund (the cost of the sell-back plus the in-the-money amount, if any) or the value of the assets held to cover such options will be deemed illiquid.

If a Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments held by the Fund or will increase the Fund’s income. Similarly, the sale of put options can also provide gains for a Fund.

Each Fund may purchase and sell call options on securities that are traded on U.S. and foreign securities exchanges and in the OTC markets, and on securities indexes, currencies, and futures contracts. All calls sold by a Fund must be “covered” (that is, the Fund must own the securities or futures contract subject to the call), or must otherwise meet the asset segregation requirements described below for so long as the call is outstanding. Even though a Fund will receive the option premium to help protect it against loss, a call sold by the Fund will expose the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument that it might otherwise have sold.

Each Fund reserves the right to purchase or sell options on instruments and indexes that may be developed in the future to the extent consistent with applicable law, the Fund’s investment objective, and the restrictions set forth herein.

Each Fund may purchase and sell put options on securities (whether or not it holds the securities in its portfolio) and on securities indexes, currencies, and futures contracts. In selling put options, a Fund faces the risk that it may be required to buy the underlying security at a disadvantageous price above the market price.

(a) OPTIONS ON STOCKS AND STOCK INDEXES. Each Fund may purchase put and call options and write covered put and call options on stocks and stock indexes listed on domestic and foreign securities exchanges in order to hedge against movements in the equity markets or to increase income or gain to the Fund. In addition, each Fund may purchase options on stocks that are traded over-the-counter. Options on stock indexes are similar to options on specific securities. However, because options on stock indexes do not involve the delivery of an underlying security, the option represents the holder’s right to obtain from the writer cash in an amount equal to a fixed multiple of the amount by which the exercise price exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying stock index on the exercise date. Options traded may include the Standard & Poor’s 100 Index of Composite Stocks, Standard & Poor’s 500 Index of Composite Stocks (the “S&P 500 Index”), the New York Stock Exchange (“NYSE”) Composite Index, the American Stock Exchange (“AMEX”) Market Value Index, the National Over-the-Counter Index, and other standard broadly based stock market indexes. Options are also traded in certain industry or market segment indexes such as the Computer Technology Index and the Transportation Index. Stock index options are subject to position and exercise limits and other regulations imposed by the exchange on which they are traded.

If the Subadviser expects general stock market prices to rise, a Fund might purchase a call option on a stock index or a futures contract on that index as a hedge against an increase in prices of particular equity securities it wants ultimately to buy. If the stock index does rise, the price of the particular equity securities intended to be purchased may also increase, but that increase would be offset in part by the increase in the value of the Fund’s index option or futures contract resulting from the increase in the index. If, on the other hand, the Subadviser expects general stock market prices to decline, it might purchase a put option or sell a futures contract on the index. If that index does decline, the value of some or all of the equity securities in the Fund’s portfolio may also be expected to decline, but that decrease would be offset in part by the increase in the value of the Fund’s position in such put option or futures contract.

(b) OPTIONS ON CURRENCIES. Each Fund may invest in options on currencies traded on domestic and foreign securities exchanges in order to hedge against currency exchange rate risks or to increase income or gain, as described above in “Currency Transactions.”

(c) OPTIONS ON FUTURES CONTRACTS. Each Fund may purchase put and call options and write covered put and call options on futures contracts on stock indexes, and currencies traded on domestic and, to the extent permitted by the CFTC, foreign exchanges, in order to hedge all or a portion of its investments or to increase income or gain and may enter into closing transactions in order to terminate existing positions. There is no guarantee that such closing transactions can be effected. An option on a stock index futures contract or currency futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in the underlying contract at a specified exercise price at any time on or before the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account. The potential loss related to the purchase of an option on a futures contract is limited to the premium paid for the option (plus transaction costs). While the price of the option is fixed at the point of sale, the value of the option does change daily and the change would be reflected in the net asset value of the Fund.

The purchase of an option on a financial futures contract involves payment of a premium for the option without any further obligation on the part of a Fund. If a Fund exercises an option on a futures contract it will be obligated to post initial margin (and potentially variation margin) for the resulting futures position just as it would for any futures position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction, but no assurance can be given that a position can be offset prior to settlement or that delivery will occur.

COMBINED TRANSACTIONS

Each Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts), and any combination of futures, options, and currency transactions, instead of a single Derivative, as part of a single or combined strategy when, in the judgment of the Subadviser, it is in the best interests of a Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions will normally be entered into by Fund based on the Subadviser’s judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase the risks or hinder achievement of the Fund’s objective.

RISK FACTORS ASSOCIATED WITH DERIVATIVES

Derivatives have special risks associated with them, including possible default by the counterparty to the transaction, illiquidity, and, to the extent the Subadviser’s view as to certain market movements is incorrect, the risk that the use of the Derivatives could result in losses greater than if they had not been used. Use of put and call options could result in losses to a Fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, or cause the Fund to hold a security it might otherwise sell.

The absence of a central exchange or market for swap transactions has led, in some instances, to difficulties in trading and valuation, especially in the event of market disruptions. New regulations require many kinds of swaps to be executed through a regulated exchange or market facility and cleared through a regulated clearinghouse. The establishment of a centralized exchange or market for swap transactions may disrupt or limit the swap market and may not result in swaps being easier to trade or value. Market-traded swaps may become more standardized, and a Fund may not be able to enter into swaps that meet its investment needs. A Fund also may not be able to find a clearinghouse willing to accept the swaps for clearing. The new regulations may make using swaps more costly, may limit their availability, or may otherwise adversely affect their value or performance. A Fund will be required to trade many swaps through a broker who is a member of the clearinghouse. The broker may require a Fund to post margin to the broker as a down payment on the Fund’s obligations and may change the amount of margin required from time to time. A Fund may not be able to recover margin amounts if the broker has financial difficulties. Also, the broker may require a Fund to terminate a derivatives position under certain circumstances. This may cause a Fund to lose money. The clearinghouse will be a Fund’s counterparty for the derivatives trades. A Fund will take the risk that the counterparty defaults. A Fund also may be exposed to additional risks as a result of the new regulations. The extent and impact of the new regulations are not yet fully known and may not be for some time.

The use of futures and options transactions entails certain special risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related securities position of a Fund could create the possibility that losses on the hedging instrument are greater than gains in the value of the Fund’s position. In addition, futures and options markets could be illiquid in some circumstances and certain OTC options could have no markets. As a result, in certain markets, a Fund might not be able to close out a transaction without incurring substantial losses. Although a Fund’s use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time it will tend to limit any potential gain to the Fund that might result from an increase in value of the position. There is also the risk of loss by a Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in a futures contract or option thereon. Finally, the daily variation margin requirements for futures contracts create a greater ongoing potential financial risk than would purchases of options, in which case the exposure is limited to the cost of the initial premium. However, because option premiums paid by a Fund are small in relation to the market value of the investments underlying the options, buying options can result in large amounts of leverage. The leverage offered by trading in options could cause the Fund’s net asset value to be subject to more frequent and wider fluctuation than would be the case if the Fund did not invest in options.

As is the case with futures and options strategies, the effective use of swaps and related transactions by a Fund may depend, among other things, on the Fund’s ability to terminate the transactions at times when the Subadviser deems it desirable to do so. To the extent a Fund does not, or cannot, terminate such a transaction in a timely manner, the Fund may suffer a loss in excess of any amounts that it may have received, or expected to receive, as a result of entering into the transaction.

Recent legislation will require most swaps to be executed through a centralized exchange or regulated facility and be cleared through a regulated clearinghouse. The swap market could be disrupted or limited as a result of this legislation, which could adversely affect a Fund. Moreover, the establishment of a centralized exchange or market for swap transactions may not result in swaps being easier to trade or value.

Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to a Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, the risk exists that the perceived linkage between various currencies may not be present or may not be present during the particular time that a Fund is engaging in proxy hedging. Currency transactions are also subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency, and manipulations or exchange restrictions imposed by governments. These forms of governmental actions can result in losses to a Fund if it is unable to deliver or receive currency or monies in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures contracts are subject to the same risks that apply to the use of futures contracts generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures contracts is relatively new, and the ability to establish and close out positions on these options is subject to the maintenance of a liquid market that may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country’s economy.

Because the amount of interest and/or principal payments that the issuer of indexed securities is obligated to make is linked to the prices of other securities, securities indexes, currencies, or other financial indicators, such payments may be significantly greater or less than payment obligations in respect of other types of debt securities. As a result, an investment in indexed securities may be considered speculative. Moreover, the performance of indexed securities depends to a great extent on the performance of and may be more volatile than the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer’s creditworthiness deteriorates.

Losses resulting from the use of Derivatives will reduce a Fund’s net asset value, and possibly income, and the losses can be greater than if Derivatives had not been used.

USE OF SEGREGATED AND OTHER SPECIAL ACCOUNTS. Consistent with SEC staff guidance, a borrowing transaction or financial instrument that involves the Funds’ obligation to make future payments to third parties will not be viewed as creating a senior security, as that term is defined in Section 18(g) of the 1940 Act, provided that the Fund “covers” its obligations as described below. Those instruments can include, among others, (i) forward commitments, to be announced (TBA) securities, and securities purchased or sold when-issued or delayed delivery, (ii) futures contracts, (iii) forward currency contracts, (iv) swaps, (v) written options, (vi) securities sold short, (vii) dollar rolls, (viii) reverse repurchase agreements, (ix) or other assets set forth in a Fund’s Statement of Additional Information as subject to segregation. In general either the full amount of any obligation by a Fund to pay or deliver such securities or assets must be covered at all times by the securities, instruments, or currency required to be delivered, or subject to any regulatory restrictions, an amount of liquid assets at least equal to the current amount of the obligation must be segregated with the Fund’s Custodian or subcustodian.

Each Fund will consider its obligations with respect to assets subject to segregation as “covered” when the Fund (1) maintains an offsetting financial position, (2) segregates liquid assets (such as cash, U.S. government securities or other high grade debt obligations) equal (as determined on a daily mark-to-market basis) to the Fund’s economic exposure under the instrument in accordance with Securities and Exchange Commission Release No. IC-10666, or (3) otherwise “covers” the transaction in accordance with SEC staff guidance.

Segregated assets may be physically segregated or segregated through appropriate notation on the books of each Fund or the Fund Custodian or subcustodian in accordance with procedures approved by the Board of Trustees. Segregated assets may not be sold or transferred by a Fund unless equivalent liquid assets are substituted in their place or it is no longer necessary to segregate them. The value of segregated assets should be marked to market daily and additional liquid assets will be segregated whenever the value of a Fund’s segregated assets falls below the amount required to be maintained by SEC staff guidance. If segregated assets decline in value, a Fund will need to segregate additional assets or reduce its position in applicable instruments.

A Fund’s Asset Segregation policies may require a Fund to sell a portfolio security or exit a transaction, at a disadvantageous time or price in order for the Fund to be able to segregate the required amount of assets. If segregated assets decline in value, the Fund will need to segregate additional assets or reduce its position in the financial instruments. A Fund’s ability to use instruments triggering segregation may under some circumstances depend on the nature of the instrument and the amount of assets that the Fund is required to segregate to comply with SEC staff guidance. In addition, segregated assets may not be available to satisfy redemptions or for other purposes, until a Fund’s obligations under the financial instruments have been satisfied.

Consistent with SEC staff positions, a call option on securities written by a Fund, will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate liquid assets sufficient to purchase and deliver the securities if the call is exercised. A call option sold by a Fund on an index will require the Fund to own portfolio securities that correlate with the index or to segregate liquid assets equal to the excess of the index value over the exercise price on a current basis. A put option on securities written by a Fund will require the Fund to segregate liquid assets equal to the exercise price. A currency contract that obligates a Fund to buy or sell a foreign currency will generally require the Fund to hold and segregate the amount of that currency, liquid assets denominated in that currency, or other liquid assets equal to the Fund’s obligations in respect of that contract.

OTC options entered into by a Fund, including those on securities, currency, financial instruments, or indexes, and OCC-issued and exchange-listed index options will generally provide for cash settlement, although the Fund will not be required to do so. As a result, when the Fund sells these instruments it will segregate an amount of assets equal to its obligations under the options. OCC-issued and exchange-listed options sold by a Fund other than those described above generally settle with physical delivery, and the Fund will segregate an amount of assets equal to the full value of the option. OTC options settling with physical delivery or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery. If a Fund enters into OTC option transactions, it will be subject to counterparty risk.

In the case of a futures contract or an option on a futures contract, a Fund must deposit initial margin and, in some instances, daily variation margin in addition to segregating liquid assets sufficient to meet its obligations to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. A Fund will accrue the net amount of the excess, if any, of its obligations relating to swaps over its entitlements with respect to each swap on a daily basis and will segregate with its custodian, or designated subcustodian, an amount of liquid assets having an aggregate value equal to at least the accrued excess. Caps, floors, and collars require segregation of liquid assets with a value equal to the Fund’s net obligation, if any.

Derivatives may be covered by means other than those described above when consistent with applicable regulatory policies. A Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related Derivatives. A Fund could purchase a put option, for example, if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, instead of segregating assets if it holds a futures contract or forward contract, a Fund could purchase a put option on the same futures contract or forward contract with a strike price as high as or higher than the price of the contract held. Other Derivatives may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction, no segregation is required, but if it terminates prior to that time, assets equal to any remaining obligation would need to be segregated.

Reverse Repurchase Agreements

Each of the Funds may enter into reverse repurchase agreements. A reverse repurchase agreement involves the sale of portfolio securities by a Fund to a broker-dealer or other financial institution, with an agreement by the Fund to repurchase the securities at an agreed-upon price, date, and interest payment, and are considered borrowings by the Fund and are subject to any borrowing limitations set forth under “Investment Restrictions” in this Statement of Additional Information. A Fund may have an opportunity to earn a greater rate of interest on the investment of the cash proceeds of the sale. However, opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid by the Fund under the reverse repurchase agreement may not always be available. The use of reverse repurchase agreements involves the speculative factor known as “leverage” and may exaggerate any interim increase or decrease in the value of the Fund’s assets. If a Fund enters into a reverse repurchase agreement, the Fund will maintain assets with its custodian having a value equal to or greater than the value of its commitments under the agreement. The Fund will segregate such assets subject to the repurchase agreement. The Fund cannot use these segregated assets to meet its current obligations. The Fund’s liquidity and ability to manage its assets may be adversely affected when it sets aside cash or securities to cover its commitments. Reverse repurchase agreements are considered to be a form of borrowing. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price of those securities, that the assets purchased with the proceeds of the agreement decline in value, or that the buyer under a reverse repurchase agreement files for bankruptcy or becomes insolvent.

Repurchase Agreements

Each Fund may invest in repurchase agreements that are fully collateralized by securities in which the Fund may otherwise invest. A repurchase agreement involves the purchase of a security that must later be sold back to the seller (which is usually a member bank of the U.S. Federal Reserve System or a member firm of the NYSE or a subsidiary thereof) at an agreed time (usually not more than seven days from the date of purchase) and price. The resale price reflects the purchase price plus an agreed-upon market rate of interest. Under the Investment Company Act of 1940, as amended (the “1940 Act”), repurchase agreements may be considered to be loans by the buyer. If the seller defaults, the underlying security constitutes collateral for the seller’s obligation to pay, although a Fund may incur certain costs in liquidating this collateral and in certain cases may not be permitted to liquidate this collateral. In the event of the bankruptcy of the other party to a repurchase agreement, a Fund could experience delays in recovering either the securities or cash. To the extent that, in the meantime, the value of the securities purchased has decreased, a Fund could experience a loss.

Non-U.S. Investments

Each of the Funds may invest in securities of foreign issuers. Investments in foreign securities involve risks relating to political, social, and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject. In the event unforeseen exchange controls or foreign withholding taxes are imposed with respect to any Fund’s investments, the effect may be to reduce the income received by the Fund on such investments.

In addition to the International Fund, the Equity Fund also may hold securities of non-U.S. issuers in the form of American Depositary Receipts (“ADRs”). Generally, ADRs in registered form are designed for use in U.S. securities markets. ADRs are denominated in U.S. dollars and represent an interest in the right to receive securities of non-U.S. issuers deposited in a U.S. bank or correspondent bank. ADRs do not eliminate all the risk inherent in investing in the securities of non-U.S. issuers. However, by investing in ADRs rather than directly in equity securities of non-U.S. issuers, the Fund will avoid currency risks during the settlement period for either purchases or sales. For purposes of the Fund’s investment policies, investments in ADRs and similar instruments will be deemed to be investments in the underlying equity securities of non-U.S. issuers. The Equity Fund may acquire depositary receipts from banks that do not have a contractual relationship with the issuer of the security underlying the depositary receipt to issue and secure such depositary receipt. To the extent the Fund invests in such unsponsored depositary receipts there may be an increased possibility that the Fund may not become aware of events affecting the underlying security and thus the value of the related depositary receipt. In addition, certain benefits (i.e., rights offerings) that may be associated with the security underlying the depositary receipt may not inure to the benefit of the holder of such depositary receipt.

Loans of Securities

Consistent with applicable regulatory policies, including those of the Board of Governors of the Federal Reserve System and the SEC, each Fund may make loans of its securities to brokers, dealers, or other financial institutions, provided that (a) the loan is secured continuously by collateral, consisting of securities, cash, or cash equivalents, which is marked to market daily to ensure that each loan is fully collateralized, at all times, (b) the applicable Fund may at any time call the loan and obtain the return of the securities loaned within three business days, (c) the applicable Fund will receive any interest or dividends paid on the securities loaned, and (d) the aggregate market value of securities loaned will not at any time exceed 30% of the total assets of the applicable Fund.

A Fund will earn income for lending its securities either in the form of fees received from the borrower of the securities or in connection with the investment of cash collateral in short-term money market instruments. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral.

In connection with lending securities, a Fund may pay reasonable finders, administrative, and custodial fees. No such fees will be paid to any person if it or any of its affiliates is affiliated with the applicable Fund, Domini, or the applicable Subadviser.

Options on Securities and Indexes

The Bond Fund may enter into certain transactions in options involving securities in which the Fund may otherwise invest and options in indexes based on securities in which the Fund may otherwise invest. Each Fund may enter into such options transactions for the purpose of hedging against possible increases in the value of securities that are expected to be purchased by the respective Fund or possible declines in the value of securities that are expected to be sold by that Fund. The Stock Funds may also enter into options transactions as described above.

The purchase of an option on a security provides the holder with the right, but not the obligation, to purchase the underlying security, in the case of a call option, or to sell the underlying security, in the case of a put option, for a fixed price at any time up to a stated expiration date. The holder is required to pay a nonrefundable premium, which represents the purchase price of the option. The holder of an option can lose the entire amount of the premium, plus related transaction costs, but not more. Upon exercise of the option, the holder is required to pay the purchase price of the underlying security in the case of a call option, or deliver the security in return for the purchase price in the case of a put option.

Prior to exercise or expiration, an option position may be terminated only by entering into a closing purchase or sale transaction. This requires a secondary market on the exchange on which the position was originally established. While a Fund would establish an option position only if there appears to be a liquid secondary market therefore, there can be no assurance that such a market will exist for any particular option contract at any specific time. In that event, it may not be possible to close out a position held by a Fund, and that Fund could be required to purchase or sell the instrument underlying an option, make or receive a cash settlement, or meet ongoing variation margin requirements. The inability to close out option positions also could have an adverse impact on a Fund’s ability effectively to hedge its portfolio.

Options on securities indexes are similar to options on securities, except that the exercise of securities index options requires cash payments, and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segments of the securities market rather than price fluctuations in a single security.

Transactions by a Fund in options on securities will be subject to limitations established by each of the exchanges, boards of trade, or other trading facilities governing the maximum number of options in each class that may be written or purchased by a single investor or group of investors acting in concert. Thus, the number of options that a Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of Domini or a Subadviser. An exchange, board of trade, or other trading facility may order the liquidations of positions found to be in excess of these limits, and it may impose certain other sanctions.

Short Sales

Short sales of securities are transactions in which a Fund sells a security it does not own in anticipation of a decline in the market value of the security. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it at the market price at or prior to the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to repay the lender any dividends or interest paid during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold short. A portion of the net proceeds of the short sale may be retained by the broker (or by the Fund’s custodian in a special custody account) to the extent necessary to meet margin sales. The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of premiums, dividends, interest, or expenses the Fund may be required to pay in connection with a short sale. An increase in the value of a security sold short by the Fund over the price which it was sold short will result in a loss to the Fund, and there can be no assurance that the Fund will be able to close out the position at any particular time or at an acceptable price. Where short sales are not against the box, losses may be unlimited.

Although they have no current intention to do so, each Fund may enter into a short sale if it is “against the box.” If a Fund enters into a short sale against the box, it will be required to set aside securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities at no additional cost to the Fund) and will be required to hold such securities while the short sale is outstanding. A Fund will incur transaction costs, including interest expense, in connection with opening, maintaining, and closing short sales against the box. If a Fund engages in any short sales against the box, it will incur the risk that the security sold short will appreciate in value after the sale, with the result that the Fund will lose the benefit of any such appreciation. A Fund may make short sales both as a form of hedging to offset potential declines in long positions in similar securities and in order to maintain portfolio flexibility. Short sales may be subject to special tax rules, one of the effects of which may be to accelerate income to a Fund.

Cash Reserves

Each Fund may invest cash reserves in short-term debt securities (i.e., securities having a remaining maturity of one year or less) issued by agencies or instrumentalities of the United States government, bankers’ acceptances, commercial paper, certificates of deposit, bank deposits, or repurchase agreements, provided that the issuer satisfies certain social criteria. Some of the investments will be with community development banks and financial institutions and may not be insured by the FDIC. The Funds do not currently intend to invest in direct obligations of the United States government. Short-term debt instruments purchased by a Fund will be rated at least P-1 by Moody’s, A-1+ or A-1 by S&P, or F1+ or F1 by Fitch, or if not rated, determined to be of comparable quality by the Board of Trustees. The Equity Fund’s policy is to hold its assets in such securities in order to meet anticipated redemption requests.

PORTFOLIO TURNOVER

A portfolio turnover rate is, in summary, the percentage computed by dividing the lesser of a Fund’s purchases or sales of securities (excluding short-term securities) by the average market value of the Fund. The below sets forth the Fund’s portfolio turnover rates for the last two fiscal years. A rate of 100% is equivalent to the Fund buying and selling all of the securities in its portfolio once over the course of a year. High portfolio turnover rate may affect the amount, timing and character of distributions. Higher portfolio turnover also results in higher transaction costs. Portfolio turnover rate may vary greatly from year to year as well as within a particular year.

Fund	Portfolio Turnover Rate (FYE 7/31/2017)	Portfolio Turnover Rate (FYE 7/31/2016)	Portfolio Turnover Rate (FYE 7/31/2015)
Equity Fund	85%	91%	103%
International Fund	73%	89%	88%
Bond Fund	386%*	297%*	348%**

*	The Bond Fund’s portfolio turnover rate for the fiscal years ended July 31, 2016 and 2017 was impacted by investments in certain securities subject to periodic roll activity.
**	For the fiscal year ended July 31, 2015, the Fund’s portfolio turnover was impacted by a repositioning of the Fund’s portfolio in connection with a change to the Fund’s subadviser which was effective on January 7, 2015.

PROXY VOTING POLICIES

Each Fund has adopted proxy voting policies and procedures that seek to ensure that all proxies for securities held by that Fund are cast in the best interests of the Fund’s shareholders. Because each Fund has a fiduciary duty to vote all shares in the best interests of its shareholders, each Fund votes proxies after considering its shareholders’ financial interests and social objectives. The proxy voting policies and procedures are designed to ensure that all proxies are voted in the best interests of Fund shareholders by isolating the proxy voting function from any potential conflicts of interest. In most instances, votes are cast according to predetermined policies, and potential conflicts of interest cannot influence the outcome of voting decisions. There are, however, several voting guidelines that require a case-by-case determination, and other instances where votes may vary from predetermined policies. Certain procedures have been adopted to ensure that conflicts of interest in such circumstances are identified and appropriately addressed. The Board of Trustees has delegated the responsibility to vote proxies for the Funds to Domini. More details about the Funds’ proxy voting guidelines and Domini’s proxy voting policies and procedures, including procedures adopted by Domini to address any potential conflicts of interest, are provided in the complete Proxy Voting Policies and Procedures in Appendix B.

All proxy votes cast for the Funds are posted to Domini’s website on an ongoing basis over the course of the year. An annual record of all proxy votes cast for the Funds during the most recent 12-month period ended June 30 can be obtained, free of charge, at www.domini.com/funddocuments, and on the EDGAR database on the SEC’s website at www.sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The Funds have implemented portfolio holdings disclosure policies and procedures that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by the Funds. These portfolio holdings disclosure policies and procedures have been approved by the Board of Trustees of the Funds and are subject to periodic review by the Board of Trustees.

Disclosure of each Fund’s holdings is required to be made within 60 days of the end of each fiscal semi-annual period (each July 31 and January 31) in the Annual Report and the Semi-Annual Report to Fund shareholders within 60 days of the end of each fiscal semi-annual period and as of the end of its first and third fiscal quarters (each October 31 and April 30) in publicly available filings of Form N-Q with the SEC within 60 days of the end of the fiscal quarter.

To obtain copies of Annual and Semi-Annual Reports, free of charge, call 1-800-582-6757. Each Annual Report, Semi-Annual Report, and N-Q is available online at www.domini.com/funddocuments and on the EDGAR database on the SEC’s website at www.sec.gov.

Domini’s website (www.domini.com/funddocuments) identifies each Fund’s largest ten portfolio holdings or issuers that together constitute the largest portion of each Fund’s assets, as of the last calendar day of each month with a 15-day delay. The top-ten holdings information is publicly available to all categories of persons. Top-ten holdings information may also be provided in Fund fact sheets and similar advertisements provided to retail and institutional investors updated as of the last day of the most recent calendar quarter, with a 15-day delay or as of some other interim period that shall be updated no more frequently than as of the last calendar day each month, with a 15-day lag.

In addition, Domini’s website (www.domini.com/funddocuments) contains information about each Fund’s portfolio holdings, including, as applicable, the security description, the security identification number, par value, interest rate, maturity date, market value, and percentage of total investments, in each case updated as of the end of the most recent calendar quarter (i.e., each March 31, June 30, September 30, and December 31). This information is provided on the website with a lag of at least 30 days and will be available until updated for the next calendar quarter. All information described in this paragraph is publicly available to all categories of persons.

During the first calendar quarter of a Fund’s operations and for 30 days thereafter, Domini’s website (www.domini.com/funddocuments) may also contain portfolio holdings information with respect to the Fund as of 5 business days after the commencement of operations of the Fund, or any later date in such calendar quarter with a lag, in each case, of at least 7 business days. Such information is limited to descriptions of the securities held by the Fund and the identification numbers and/or ticker symbols for such securities. All information described in this paragraph is publicly available to all categories of persons.

From time to time rating and ranking organizations, such as Standard and Poor’s, may request complete portfolio holdings information in connection with rating a Fund. Similarly, pension plan sponsors and/or their consultants may request a complete list of portfolio holdings in order to assess the risks of a Fund’s portfolio along with related performance attribution statistics. The Funds believe that these third parties have legitimate objectives in requesting such portfolio holdings information. To prevent such parties from potentially misusing portfolio holdings information, the Funds will generally only disclose such information as of the end of the most recent calendar quarter, with a lag of at least 30 days, or, during a Fund’s first calendar quarter of operations, as of 5 business days after the commencement of operations of the Fund, or any later date during such calendar quarter with a lag of at least 7 business days, as described above.

In addition, the Funds’ Chief Compliance Officer, or his or her designee, may grant exceptions to permit additional disclosure of the Funds’ portfolio holdings information at differing times and with different lag times to rating agencies and to pension plan sponsors and/or their consultants, provided that (1) the recipient is subject to a confidentiality agreement, (2) the recipient will utilize the information to reach certain conclusions about the investment management characteristics of the Funds and will not use the information to facilitate or assist in any investment program, (3) the recipient will not provide access to third parties to this information, and (4) the recipient will receive this information no earlier than 7 business days after the end of the calendar quarter (or, during a Fund’s first calendar quarter of operations, the recipient will receive this information as of 5 business days after the commencement of operations of the Fund, or a later date in such calendar quarter with at least, in each case, a lag of 7 business days). In approving a request for an exception, the Chief Compliance Officer will consider a recipient’s need for the relevant holdings information, whether the disclosure will be in the best interest of the Fund and its shareholders, and whether conflicts of interest from such disclosures are appropriately resolved. As of September

30, 2017, each Fund has obtained confidentiality agreements and has arrangements to provide additional disclosure of portfolio holdings information to the following rating and ranking organizations and pension plan consultants: Bidart and Ross, Cambridge Associates, Jeffrey Slocum & Associates, Inc., Marquette Associates, Mercer Investment Consulting, New England Pension Consultants, Standard and Poor’s, RV Kuhns & Associates, Inc. The Board of Trustees receives periodic reports regarding entities that receive disclosure regarding the Fund’s portfolio holdings as described in this paragraph.

In addition, the service providers of the Funds, such as the subadvisers, custodian, administrator, securities lending agent, transfer agent, pricing vendors, proxy voting vendors, financial printers, counsel, and independent registered public accounting firm, may receive daily portfolio holdings information in connection with their services to the Funds, as applicable. As of March 31, 2018, the following Fund service providers may receive daily portfolio holdings information in connection with their services to the Funds: Domini Impact Investments LLC, Wellington Management Company LLP, DSIL Investment Services LLC, State Street Bank and Trust Company, BNY Mellon Asset Servicing, and Morgan, Lewis & Bockius LLP.

A Subadviser may also provide information regarding a Fund’s portfolio holdings to certain of its service providers in connection with the services provided to the Adviser or Subadviser by such service providers (such as analytical services, proxy voting services, portfolio management and operational systems, or clearing functions). When purchasing and selling its portfolio securities through broker-dealers requesting bids on securities, or obtaining price quotations on securities, the Adviser, the Funds or their Subadviser may disclose portfolio holdings to the party effecting the transaction or providing the information. As of September 30, 2017, the service providers of Wellington Management, who may receive daily portfolio holdings information include: Bloomberg LP, Brown Brothers Harriman & Co., Moody’s Analytics Knowledge Services (formerly Copal Amba), FactSet Research Systems Inc., Glass, Lewis & Co., Markit WSO Corporation, MSCI, Inc., State Street Bank & Trust Company, and Syntel Inc.

From time to time, Domini or a Fund may disclose information on portfolio holdings to other parties to the extent necessary in connection with actual or threatened litigation.

In no event shall Domini, Domini’s affiliates or employees, any Subadviser, any Subadviser’s affiliates or employees, or the Funds receive any direct or indirect compensation in connection with the disclosure of information about a Fund’s portfolio holdings.

INVESTMENT RESTRICTIONS

Fundamental Restrictions

Each of the Funds has adopted the following policies, which may not be changed without approval by holders of a “majority of the outstanding voting securities” (as defined in the 1940 Act) of the applicable Fund, which as used in this Statement of Additional Information means the vote of the lesser of (i) 67% or more of the outstanding “voting securities” of a Fund, present at a meeting, if the holders of more than 50% of the outstanding “voting securities” of that Fund are present or represented by proxy, or (ii) more than 50% of the outstanding “voting securities” of a Fund. The term “voting securities” as used in this paragraph has the same meaning as in the 1940 Act except that each Fund shareholder will have one vote for each dollar of net asset value.

The Funds may not do the following:

(1) Borrow money if such borrowing is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder.

(2) Make loans to other persons if such loans are prohibited by the 1940 Act or the rules and regulations promulgated thereunder.

(3) Purchase or sell real estate or interests in oil, gas, or mineral leases in the ordinary course of business. (Each of the Funds reserves the freedom of action to hold and to sell real estate acquired as the result of the ownership of securities by the Fund, as applicable.)

(4) Purchase or sell commodities or commodities contracts in the ordinary course of business. (The foregoing shall not preclude a Fund from purchasing or selling futures contracts or options thereon.)

(5) Underwrite securities issued by other persons, except that all or any portion of the assets of a Fund may be invested in one or more investment companies, to the extent not prohibited by the 1940 Act, the rules and regulations thereunder, and exemptive orders granted under such Act, and except insofar as a Fund may technically be deemed an underwriter under the 1933 Act, in selling a security.

(6) Issue any senior security (as that term is defined in the 1940 Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder.

In addition, the EQUITY FUND may not do the following:

(7) Invest more than 25% of its assets in any one industry except that (a) all or any portion of the assets of the Fund may be invested in one or more investment companies, to the extent not prohibited by the 1940 Act, the rules and regulations thereunder, and exemptive orders granted under such Act and (b) if an investment objective or strategy of the Fund is to match the performance of an index and the stocks in a single industry compose more than 25% of such index, the Fund may invest more than 25% of its assets in that industry.1

In addition, the INTERNATIONAL FUND may not do the following:

(8) Invest more than 25% of its assets in any one industry except that all or any portion of the assets of the Fund may be invested in one or more investment companies, to the extent not prohibited by the 1940 Act, the rules and regulations thereunder, and exemptive orders granted under such Act.

In addition, the BOND FUND may not do the following:

(9) Concentrate its investments in any particular industry, but if it is deemed appropriate for the achievement of the Fund’s investment objective, up to 25% of its assets, at market value at the time of each investment, may be invested in any one industry, except that positions in futures contracts shall not be subject to this restriction.

For purposes of restriction (1) above, covered mortgage dollar rolls and arrangements with respect to securities lending are not treated as borrowing.

In addition, as a matter of fundamental policy, the Equity Fund will invest all of its investable assets in (a) securities and instruments that meet social criteria, (b) one or more investment companies that apply social criteria in selecting securities and instruments, (c) cash, and (d) any combination of the foregoing.

With respect to the fundamental policy relating to borrowing money set forth in (1) above, the 1940 Act permits a Fund to borrow money in amounts of up to one-third of the Fund’s total assets from banks for any purpose, and to borrow up to 5% of the Fund’s total assets from banks or other lenders for temporary purposes (the Fund’s total assets include the amounts being borrowed). To limit the risks attendant to borrowing, the 1940 Act requires the Fund to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Fund’s total assets (including amounts borrowed), minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Borrowing money to increase a Fund’s investment portfolio is known as “leveraging.” Borrowing, especially when used for leverage, may cause the value of a Fund’s shares to be more volatile than if the Fund did not borrow. This is because borrowing tends to magnify the effect of any increase or decrease in the value of the Fund’s portfolio holdings. Borrowed money thus creates an opportunity for greater gains, but also greater losses. To repay borrowings, the Fund may have to sell securities at a time and at a price that is unfavorable to the Fund. There also are costs associated with borrowing money, and these costs would offset and could eliminate a Fund’s net investment income in any given period. Currently, the Fund does not contemplate borrowing for leverage, but if the Fund does so, it will not likely do so to a substantial degree. The policy in (1) above will be interpreted to permit the Fund to engage in trading practices and investments that may be considered to be borrowing to the extent permitted by the 1940 Act. Reverse repurchase agreements may be considered to be a type of borrowing. Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered to be borrowings under the policy. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the policy. Such trading practices may include futures, options on futures, forward contracts and other derivative investments

[1]	The Equity Fund does not currently have an investment objective or an investment strategy to match the performance of an index.

Nonfundamental Restrictions

The following policies are not fundamental and may be changed with respect to a Fund by that Fund without approval of the Fund’s shareholders. Each Fund will comply with the state securities laws and regulations of all states in which it is registered.

None of the Funds will, as a matter of operating policy, do the following:

(1) As to 75% of its total assets, purchase securities of any issuer if such purchase at the time thereof would cause more than 5% of the Fund’s total assets (taken at market value) to be invested in the securities of such issuer (other than securities or obligations issued or guaranteed by (a) the United States, (b) any state or political subdivision thereof, (c) any political subdivision of any such state, or (d) any agency or instrumentality of the United States, any state or political subdivision thereof, or any political subdivision of any such state), provided that, for purposes of this restriction, (i) the issuer of an option or futures contract shall not be deemed to be the issuer of the security or securities underlying such contract, and (ii) each Fund may invest all or any portion of its assets in one or more investment companies to the extent not prohibited by the 1940 Act, the rules and regulations thereunder, and exemptive orders granted under such Act.

(2) As to 75% of its total assets, purchase securities of any issuer if such purchase at the time thereof would cause more than 10% of the voting securities of such issuer to be held by the Fund, provided that, for purposes of this restriction, (a) the issuer of an option or futures contract shall not be deemed to be the issuer of the security or securities underlying such contract and (b) each Fund may invest all or any portion of its assets in one or more investment companies to the extent not prohibited by the 1940 Act, the rules and regulations thereunder, and exemptive orders granted under such Act.

None of the EQUITY FUND, the INTERNATIONAL FUND, or the BOND FUND will as a matter of operating policy invest more than 15% of its net assets in illiquid securities, except that each such Fund may invest all or any portion of its assets in one or more investment companies, to the extent not prohibited by the 1940 Act or the rules and regulations thereunder.

The EQUITY FUND will not as a matter of operating policy purchase puts, calls, straddles, spreads, and any combination thereof if the value of its aggregate investment in such securities will exceed 5% of the Equity Fund’s total assets at the time of such purchase.

The EQUITY FUND has a nonfundamental policy to invest, under normal circumstances and as a matter of operating policy, at least 80% of its assets in equity securities and related investments with similar economic characteristics. Shareholders in the Equity Fund will be provided with at least 60 days’ prior notice of any change in the nonfundamental policy set forth in this paragraph.

The INTERNATIONAL FUND has a nonfundamental policy to invest, under normal circumstances and as a matter of operating policy, at least 80% of its assets in equity securities. The International Fund will give its shareholders 60 days’ prior notice of any change in the nonfundamental policy set forth in this paragraph.

As a nonfundamental policy, the BOND FUND will, under normal circumstances, invest at least 80% of its assets in bonds. Shareholders in the Bond Fund will be provided with at least 60 days’ prior notice of any change in the nonfundamental policy set forth in this paragraph.

Each Fund’s non-fundamental investment policies may be changed by a vote of the Board of Trustees without approval of shareholders at any time.

Percentage and Rating Restrictions

If a percentage restriction or rating restriction on investment or utilization of assets set forth above or referred to in the Prospectus is adhered to at the time an investment is made or assets are so utilized, a subsequent change in circumstances will not be considered a violation of policy, provided that if at any time the ratio of borrowings of a Fund to the net asset value of that Fund, respectively, exceeds the ratio permitted by Section 18(f) of the 1940 Act, the applicable Fund, as the case may be, will take the corrective action required by Section 18(f).

Cybersecurity Issues

With the increased use of technologies such as the Internet to conduct business, the fund is susceptible to operational, information security and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber attacks include, but are not limited to, attempts to gain unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, denying access, or causing other operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). The Funds’ service providers regularly experience such attempts, and expect they will continue to do so. The Funds are unable to predict how any such attempt, if successful, may affect the Funds and their shareholders. While the Funds’ adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the Funds cannot control the cybersecurity plans and systems put in place by service providers to the Funds such as State Street Bank and Trust Company, the Funds’ custodian, and BNY Mellon Asset Servicing, the Funds’ transfer agent. In addition, many beneficial owners of Fund shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Funds nor the adviser exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber attacks. Cybersecurity failures or breaches at the adviser or the Funds’ service providers or intermediaries have the ability to cause disruptions and impact business operations potentially resulting in financial losses, interference with a Fund’s ability to calculate its NAV, impediments to trading, the inability of Fund shareholders to effect share purchases, redemptions or exchanges or receive distributions, loss of or unauthorized access to private shareholder information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber attacks.

3.	DETERMINATION OF NET ASSET VALUE; VALUATION OF PORTFOLIO SECURITIES; ADDITIONAL PURCHASE, SALE, AND ACCOUNT CLOSING INFORMATION

The net asset value of each share of each class of the Funds is determined each day on which the NYSE is open for trading (“Fund Business Day”). As of the date of this Statement of Additional Information, the NYSE is open for trading every weekday, except in an emergency and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. This determination of net asset value of shares of each class of the Funds is made once during each such day as of the close of regular trading of the NYSE by dividing the value of the net assets of the applicable class (i.e., for a class of a Fund, the value of its assets less its liabilities, including expenses payable or accrued) by the number of shares of the class outstanding at the time the determination is made. Purchases and redemptions will be effected at the time of the next determination of net asset value following the receipt of any purchase or redemption order deemed to be in good order. See “Shareholder Manual” in the Prospectus.

Securities listed or traded on national securities exchanges are valued at the last sale price or, if there have been no sales that day, at the mean of the current bid and ask price that represents the current value of the security. Securities listed on the NASDAQ National Market System are valued using the NASDAQ Official Closing Price (the “NOCP”). If an NOCP is not available for a security listed on the NASDAQ National Market System, the security will be valued at the last sale price or, if there have been no sales that day, at the mean of the current bid and ask price. Options and futures contracts are normally valued at the settlement price on the exchange on which they are traded.

Securities that are primarily traded on foreign exchanges generally are valued at the closing price of such securities on their respective exchanges, except that if a Fund’s Adviser or Subadviser, as applicable, is of the opinion that such price would result in an inappropriate value for a security, including as a result of an occurrence subsequent to the time a value was so established, then the fair value of those securities may be determined by consideration of other factors by or under the direction of the Board of Trustees or its delegates. In valuing assets, prices denominated in foreign currencies are converted to U.S. dollar equivalents at the current exchange rate.

Bonds and other fixed-income securities are valued on the basis of valuations furnished by independent pricing services, use of which has been approved for the Funds, as applicable, by the Board of Trustees. In making such valuations, the pricing services utilize both dealer-supplied valuations and electronic data processing techniques that take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities.

The Bond Fund may invest in certain community development investments for which a market price might not readily be available, provided that the Bond Fund may not invest more than 15% of its net assets in illiquid securities. In those circumstances, the fair value of the community development investment is determined by using methods approved by the Fund’s Board of Trustees.

Interest income on long-term obligations is determined on the basis of interest accrued plus amortization of “original issue discount” (generally, the difference between issue price and stated redemption price at maturity) and premiums (generally, the excess of purchase price over stated redemption price at maturity). Interest income on short-term obligations is determined on the basis of interest accrued less amortization of premium.

All other securities and other assets of a Fund for which market quotations are determined to be not readily available will be valued using fair value procedures established by and under the supervision of the Board of Trustees. The frequency with which a Fund’s investments will be valued using fair value pricing is primarily a function of the types of securities and other assets in which the Fund, as applicable, invests pursuant to its investment objective, strategies, and limitations.

Investments that may be valued using fair value pricing include, but are not limited to: (i) an unlisted security related to corporate actions; (ii) a restricted security (i.e., one that may not be publicly sold without registration under the Securities Act of 1933); (iii) a security whose trading has been suspended or that has been delisted from its primary trading exchange; (iv) a security that is thinly traded; (v) a security in default or bankruptcy proceedings for which there is no current market quotation; (vi) a security affected by extreme market conditions; (vii) a security affected by currency controls or restrictions; and (viii) a security affected by a significant event (i.e., an event that occurs after the close of the markets on which the security is traded but before the time as of which the Fund’s, as applicable, net asset value is computed and that may materially affect the value of the Fund’s, as applicable, investments). Examples of events that may be “significant events” are government actions, natural disasters, armed conflict, acts of terrorism, and significant market fluctuations.

While no single standard for determining fair value exists, as a general rule, the current fair value of a security would appear to be the amount that a Fund, as applicable, would expect to receive upon its current sale. Some, but not necessarily all, of the general factors that may be considered in determining fair value include: (a) the fundamental analytical data relating to the investment, (b) the nature and duration of restrictions on disposition of the securities, and (c) an evaluation of the forces that influence the market in which these securities are purchased and sold. Without limiting or including all of the specific factors that may be considered in determining fair value, some of the specific factors include: type of security, financial statements of the issuer, cost at date of purchase, size of holding, discount from market value, value of unrestricted securities of the same class at the time of purchase, special reports prepared by analysts, information as to any transactions or offers with respect to the security, existence of merger proposals or tender offers affecting the security, price, and extent of public trading in similar securities of the issuer or comparable companies, and other relevant matters.

Valuing the Funds’ investments using fair value pricing will result in using prices for those investments that may differ from current market prices or what the Fund would receive upon the sale of such security. In addition, fair value pricing could have the benefit of reducing potential arbitrage opportunities presented by a lag between a change in the value of the Fund’s investments and the reflection of that change in the Fund’s net asset value.

The International Fund invests primarily in the stocks of companies based in Europe, the Asia-Pacific region, and throughout the rest of the world, as applicable. Non-U.S. equity securities are valued on the basis of their most recent closing market prices at 4 pm Eastern Time except under the circumstances described below. Most non-U.S. markets close before 4 pm Eastern Time. If a Fund determines that developments between the close of the non-U.S. market and 4 pm Eastern Time will, in its judgment, materially affect the value of some or all of the Fund’s securities, the Fund will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of 4 pm Eastern Time. In deciding whether to make these adjustments, the Fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. A Fund may also fair value securities in other situations, for example, when a particular foreign market is closed but the Fund is open. The Fund uses outside pricing services to provide it with closing market prices and information used for adjusting those prices. The fair value for a foreign security reported on by such service with a confidence level approved by the Board, shall be the value provided by such service. However, the Fund cannot predict how often it will use closing prices and how often it will adjust those prices. As a means of evaluating its fair value process, the Fund routinely compares closing market prices, the next day’s opening prices in the same markets, and adjusted prices.

Please note that the International Fund holds securities that are primarily listed on foreign exchanges that may trade on weekends or other days when the Funds do not calculate their net asset value or price their shares. Therefore, the value of the securities held by these Funds may change on days when shareholders will not be able to purchase or sell the applicable Fund’s shares.

Investor shares, Class A shares, Institutional shares, Class R and Class Y shares may be purchased directly from the Distributor or through Service Organizations (see “Transfer Agent, Custodian, and Service Organizations” below) by clients of those Service Organizations. If an investor purchases such shares through a Service Organization, the Service Organization must promptly transmit such order to the appropriate Fund so that the order receives the net asset value next determined following receipt of the order. Investors wishing to purchase shares through a Service Organization should contact that organization directly for appropriate instructions. Investors making purchases through a Service Organization should be aware that it is the responsibility of the Service Organization to transmit orders for purchases of shares by its customers to the Transfer Agent and to deliver required funds on a timely basis.

Account Closings

There may be instances in which it is appropriate for your shares to be redeemed and your account to be closed. Your shares could be sold and your account could be closed if: your identity cannot be verified or you fail to provide a valid SSN or TIN; the registered address of your account is outside of the United States or in a U.S. jurisdiction in which the Fund shares are not registered; transactions in your account raise suspicions of money laundering, fraud or other illegal conduct; shares purchased are not paid for when due; your account does not meet the qualifications for ownership for the particular class of shares held in your account; maintenance of your account jeopardizes the tax status or qualifications of the Funds; your account balance falls to $1,500 or less and you fail to bring the account above the $1,500 within thirty (30) days of notification; there is a change in your broker of record, for example your broker is no longer able to sell Fund shares; or closing the account is determined to be in the best interest of a Fund.

Limitation of Redemptions In-Kind

The Trust has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which each Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of a Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, each Fund will have the option of redeeming the excess in cash or in kind. If shares are redeemed in kind, the redeeming shareholder might incur brokerage costs in converting the assets into cash. The method of valuing securities used to make redemptions in kind will be the same as the method of valuing portfolio securities described under “How the Price of Your Shares Is Determined” in the Prospectus, and such valuation will be made as of the same time the redemption price is determined.

Additional Information Regarding Class A Sales Charges

Class A shares are sold to investors at the public offering price, which is the net asset value plus an initial sales charge (expressed as a percentage of the public offering price) on a single transaction as shown in the following table. As provided in the table, the percentage sales charge declines based upon the dollar value of Class A shares an investor purchases. The Fund receives the entire net asset value of all Class A shares that are sold. The Distributor retains the full applicable sales charge from which the Distributor pays the uniform reallowances shown in the following table.

AMOUNT OF INVESTMENT IN CLASS A SHARES	CLASS A SALES CHARGE AS % OF OFFERINGPRICE	CLASS A SALES CHARGE AS % OF INVESTMENT	BROKER-DEALER COMMISSION AS % OF OFFERINGPRICE
Less than $50,000	4.75%	4.99%	4.00%
$50,000 but less than $100,000	3.75%	3.90%	3.00%
$100,000 but less than $250,000	2.75%	2.83%	2.25%
$250,000 but less than $500,000	1.75%	1.78%	1.25%
$500,000 but less than $1 million	1.00%	1.01%	0.80%
$1 million and over	None *	None *	None *

*	Investors pay no initial sales charge when they invest $1 million or more in Class A shares of the Funds, as applicable. However, investors may be subject to a contingent deferred sales charge (CDSC) of up to 1.00% of the lesser of the cost of the Class A shares at the date of purchase or the value of the shares at the time of redemption if they redeem within one year of purchase.

Additional Information Regarding Purchases for Class A Shares and Service Organizations

Investors may purchase Class A shares from a broker-dealer, financial intermediary, or financial institution (each called a “Service Organization”) that has entered into an agreement with the Distributor concerning the Funds. The availability of certain sales charge waivers and discounts may depend on whether you purchase your shares directly from a Fund or through a financial intermediary. Please see the prospectus to determine any sales charge discounts and waivers that may be available to you through your financial intermediary. In addition, certain investors, including qualified retirement plans that are customers of certain Service Organizations, may be eligible to purchase shares directly from the Funds. Except in certain circumstances, shares purchased will be held in the investor’s account with its Service Organization. Service Organizations may charge their customers an annual account maintenance fee and transaction charges in connection with a brokerage account through which an investor purchases or holds shares. Accounts held directly with the Fund are not subject to such maintenance fees or transaction charges.

Service Organizations may receive up to 4.00% of the sales charge and may be deemed to be underwriters of the Funds as defined in the Securities Act of 1933, as amended. The reduced sales charges shown above apply to the aggregate of purchases of shares of the Funds made at one time by a “single purchase,” which includes an individual and may, under the right of accumulation, include a group’s investments lumped together for sales charge purposes, making the investor potentially eligible for reduced sales charges.

Initial sales charges may be waived for certain types of investors, including:

-	Investors participating in “wrap fee” or asset allocation programs or other fee-based arrangements sponsored by nonaffiliated broker-dealers and other financial institutions that have entered into agreements with the Funds, the distributor, or its affiliates.

-	Any accounts established on behalf of registered investment advisers or their clients by broker-dealers that charge a transaction fee and that have entered into agreements with the Funds, the distributor, or its affiliates.

If you qualify for a waiver of the initial sales charge, you must notify your Service Organization or the transfer agent at the time of purchase.

Investors in shares of the Funds may open an account by making an initial investment of at least $2,500 for each account ($1,500 for IRAs and Automatic Investment Plans) ($1,500 for UGMA/UTMA Accounts and Coverdell Education Savings Accounts). Investors may purchase shares of the Funds through the Automatic Investment Plan on a monthly, quarterly, semi-annual, or annual basis. Subsequent investments must be at least (i) $50 for accounts using our Automatic Investment Plan or (ii) $100 for all other accounts.

The Funds reserve the right to waive or change investment minimums, to decline any order to purchase its shares, and to suspend the offering of shares from time to time. To utilize any sales charge reduction, an investor must complete the appropriate section of the investor’s application or contact the investor’s Service Organization. In order to obtain sales charge reductions, an investor may be required to provide information and records, such as account statements, to the investor’s Service Organization.

Purchase orders received by a Fund or its agent prior to the close of regular trading on the NYSE, in good order, on any day that the Fund calculates its net asset value, are priced according to the net asset value determined on that day (the “trade date”).

An order to purchase, exchange or sell shares of a Fund will be processed at the next share price calculated after the order is received in good order by the Fund or its designated agent. Purchase requests received after the share price has been calculated for the Fund (normally 4 p.m. Eastern Time on each day that the NYSE is open for trading) will be processed at the next share price that is calculated by the Fund after the order is received in good order by the Fund or its designated agent. The designated agent is responsible for transmitting your order to the Fund in a timely manner.

From time to time, the Distributor or Domini, at its expense, may provide additional commissions, compensation, or promotional incentives (“concessions”) to dealers that sell or arrange for the sale of Class A shares of the Funds. Such concessions provided by the Distributor or Domini may include financial assistance to dealers in connection with preapproved conferences or seminars, sales or training programs for invited registered representatives and other employees, payment for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding the Funds, and/or other dealer-sponsored events. From time to time, the Distributor or Domini may make expense reimbursements for special training of a dealer’s registered representatives and other employees in group meetings or to help pay the expenses of sales contests. Other concessions may also be offered to the extent not prohibited by state laws or any self-regulatory agency, such as the Financial Industry Regulatory Authority (“FINRA”).

Right of Accumulation for Class A Shares

The right of accumulation lets an investor add the value of certain Domini Fund shares that the investor already owns to the amount of the investor’s next investment for the purpose of calculating the Class A shares sales charge. The reduced sales load reflected in the sales charge tables applies to purchases of Class A shares of the Fund. An aggregate investment includes all Investor shares and Class A shares of the Stock Funds plus the shares being purchased. The current offering price is used to determine the value of all such shares. The same reduction is applicable to Class A share purchases under a Letter of Intent as described below. A family group may be treated as a single purchaser under the right of accumulation privilege. A family group includes a spouse, parent, stepparent, grandparent, child, stepchild, grandchild, sibling, father-in-law, mother-in-law, brother-in-law, or sister-in-law, including trusts created by these family members. An investor must notify the investor’s Service Organization at the time an order is placed for a purchase that would qualify for the reduced Class A shares sales charge on the basis of previous purchases. In order to obtain sales charge reductions, an investor may be required to provide information and records, such as account statements, to the investor’s Service Organization. Similar notification must be given in writing when such an order is placed by mail. The reduced Class A shares sales charge will not be applied if such notification is not furnished at the time of the order. The reduced sales charge will also not be applied unless the records of the Distributor or the investor’s Service Organization confirm the investor’s representations concerning his holdings.

Letter of Intent for Class A Shares

A letter of intent lets an investor purchase Class A shares of a Fund, as applicable, over a 13-month period and receive the same sales charge as if all shares had been purchased at once. An investor may use a letter of intent to qualify for reduced sales charges if the investor plans to invest at least $50,000 in certain Domini Fund shares during the next 13 months. The calculation of this amount would include the investor’s current holdings of all Class A and Investor shares of the Stock Funds, as well as any reinvestment of dividends and capital gains distributions. When an investor signs this letter, the Fund agrees to charge the investor the reduced sales charges listed above. Completing a letter of intent does not obligate the investor to purchase additional shares. However, if the investor does not achieve the stated investment goal within the 13-month period, the investor is required to pay the difference between the Class A shares sales charges otherwise applicable and sales charges actually paid, which may be deducted from the investor’s investment. The term of the letter of intent will commence upon the date the letter of intent is signed, or at the option of the investor, up to 30 days before such date. An investor must contact the investor’s Service Organization or call 1-800-498-1351 to obtain a letter of intent application.

Telephone Redemption and Exchange Program for Class A Shares

Investors who do not have a brokerage account with a Service Organization may be eligible to redeem and exchange Class A shares of the Funds, as applicable, by telephone. An investor should call 1-800-498-1351 to determine if the investor is entitled to participate in this program. Once eligibility is confirmed, the investor must complete and return a Telephone/Wire Authorization Form, along with a Medallion Signature Guarantee. Alternatively, an investor may authorize telephone redemptions on the new account application with the applicant’s signature guarantee when making the initial investment in a Fund.

Neither a Fund nor its agents will be liable for following instructions communicated by telephone that are reasonably believed to be genuine. The Funds reserve the right to suspend, modify, or discontinue the telephone redemption and exchange program or to impose a charge for this service at any time.

During periods of drastic economic or market changes or severe weather or other emergencies, investors may experience difficulties implementing telephone redemption. In such an event, another method of instruction, if available, such as a written request sent via an overnight delivery service, should be considered.

The right of redemption may be suspended or the date of payment postponed (a) for any period during which the NYSE is closed (other than for customary weekend and holiday closings), (b) when trading in markets a Fund normally utilizes is restricted, or an emergency as determined by the SEC exists, so that disposal of a Fund’s investments or determination of net asset value is not reasonably practicable, or (c) for such other periods as the SEC by order may permit for the protection of the Funds’ shareholders.

4. MANAGEMENT OF THE FUNDS

The management and affairs of each Fund and the Trust are supervised by the Board of Trustees of the Trust and a single set of officers under the laws of the Commonwealth of Massachusetts. The Board sets broad policies for the Funds; selects the investment subadviser and the other principal service providers of the Funds; monitors Fund operations, regulatory compliance, performance and costs; nominates and selects new Trustees; and elects Fund officers. The Board is responsible for the oversight of the management and operations of each Fund for the benefit of its shareholders. Domini, each Fund’s subadviser and the Funds’ other service providers are responsible for the day-to-day operations of the Funds under the direction of the Board. The Board currently holds four regularly scheduled meetings throughout each year. In addition, the Board may hold special meetings at other times. As described in more detail below, the Board has established two standing committees, the audit committee and nominating committee. These committees assist the Board in fulfilling its oversight responsibilities.

The Funds face a number of risks, such as investment risk, valuation risk, risk of operational failure or lack of business continuity, cybersecurity and legal, compliance and regulatory risk. The goal of risk management is to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Funds.

The Trustees play an active role, as a full Board and at the committee level, in overseeing risk management for the Funds. Risk management of the Funds on a day-to-day basis has been delegated to Domini, each Fund’s subadviser, and the Funds’ other service providers. Each of these entities is responsible for specific portions of the Funds’ operations and provides the trustees with regular reports regarding, among other things, investment, valuation, liquidity, and compliance, as well as the risks and risk management associated with each. The Trustees also oversee risk management for the Funds through regular interactions with the Funds’ Chief Compliance Officer and independent auditors.

The full Board participates in the Funds’ risk oversight, in part, by receiving regular reports regarding Domini’s compliance program which covers the following broad areas of compliance: investment and other operations; recordkeeping; valuation and pricing; disclosure; reporting and accounting; oversight of service providers; fund governance; and code of ethics controls. The program seeks to identify and address the risk associated with the operations of the investment adviser and the Funds through various methods, including through regular communications between compliance, legal, and business personnel who participate on a daily basis in risk management on behalf of the Funds. The same person serves as Chief Compliance Officer of the Funds and the investment adviser. The Chief Compliance Officer of the Funds reports directly to the Board and provides reports to the Board in writing and in person on a regular basis.

The audit committee of the Board, which is composed of all the Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust (“Independent Trustees”), oversees management of financial risk and controls. The audit committee serves as the channel of communication between the independent auditors of the Funds and the Board with respect to financial statements and financial reporting processes, systems of internal control, and the audit process. The external auditors report directly to the audit committee and provide reports to the Board in writing and in person on a regular basis. The independent auditors also provide reports to the audit committee without management being present. Although the audit committee is responsible for overseeing the management of financial risks, the entire Board is regularly informed of these risks through committee reports.

The Trustees recognize that not all risks that may affect the Trust can be identified, mitigated, or eliminated. Moreover, it is necessary to bear certain risks, such as investment related risk, to achieve each Fund’s investment objective, and the processes, procedures and controls employed to address certain risks may be limited in their effectiveness (see “Cybersecurity issues” above). As a result of the foregoing and other factors, the Funds’ ability to eliminate or mitigate risks is subject to limitation.

Pursuant to the Declaration of Trust each Trustee may hold office until his or her successor is elected or until he or she retires, resigns, dies, or is removed from office. The Board has adopted a retirement policy that provides that each Independent Trustee shall be eligible to serve until the close of business on the last day of the fiscal year in which the Trustee has his or her 75th birthday unless an exception is approved. This retirement policy may be amended or waived with respect to any Independent Trustee prior to the end of each fiscal year in which such trustee attains the age of 75 if the Board: (i) meets to review the performance of such Board member; (ii) finds that the continued service of such Board member is in the best interests of the Trust; and (iii) unanimously approves the exemption from the Trust’s retirement policy.

In determining whether an individual is qualified to serve as Trustee of the Funds, the Board considers a wide variety of information about the Trustee, on an individual basis and in combination with those of the other Trustees, and multiple factors contribute to the Board’s decision. The Board has concluded that each Trustee has the experience, qualifications, attributes, or skills necessary to serve the Funds and their shareholders. Attributes common to all Trustees include their ability to review critically and discuss complex business and financial matters, evaluate the relative importance and priority of issues, make decisions, contribute effectively to the deliberations of the Board, interact effectively with Domini, each Funds’ subadviser, and the other service providers of the Funds, and to exercise reasonable business judgment in the performance of their duties as Trustees. In addition, the Board has taken into account the service and commitment of the Trustees during their tenure in concluding that each Trustee should serve as a Trustee of the Funds.

A Trustee’s ability to perform his or her duties effectively may have been attained through his or educational background or professional training; business, consulting, public service or academic positions; experience from service as a board member of the Domini Funds, public companies, or nonprofit entities or other organizations; or

other experiences. The Board also considered the individual experience of each Trustee and determined that the Trustee’s professional experience, education, and background contribute to the diversity of perspective on the Board.

The specific roles and experience of each trustee that factor into the Board’s determination are presented below (ages and employment tenures listed are as of July 31, 2017). References to the qualifications, attributes, and skills of Trustees are pursuant to the requirements of the Securities and Exchange Commission, do not constitute holding out of the Board or any Trustee as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof. Unless otherwise indicated below, the mailing address of each Trustee and officer is 180 Maiden Lane, Suite 1302, New York, New York 10038.

Asterisks indicate that those Trustees and officers are “interested persons” of the Trust as defined in the 1940 Act. Each Trustee and officer of the Trust noted as an “interested person” is interested by virtue of his or her position with Domini as described in the following table.

TRUSTEES AND OFFICERS

NAME, AGE, POSITION(s) HELD, AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) AND OUTSIDE DIRECTORSHIPS HELD DURING PAST 5 YEARS(1)	NUMBER OF DOMINI FUNDS OVERSEEN BY TRUSTEE

INTERESTED TRUSTEE AND OFFICER

Amy Domini Thornton* (67) Chair and Trustee of the Trust since 1990	Chairperson (since 2016), CIO (2010-2014), CEO (2002-2015), Member (since 1997), and Manager (since 1997), Domini Impact Investments LLC; President (1990-2017) of the Trust; Manager (since 1998) and Registered Principal (2003-2017), DSIL Investment Services LLC; Manager, Domini Holdings LLC (holding company) (since 2002); CEO and CIO (2013-2015), Nia Global Solutions (a former division of Domini Impact Investments); Trustee, New England Quarterly (periodical) (since 1998); Private Trustee, Loring, Wolcott & Coolidge Office (fiduciary) (since 1987); Partner (since 1994), Member (since 2010), Loring Wolcott & Coolidge Fiduciary Advisors, LLP (investment advisor); Member (since 2010), Loring Wolcott & Coolidge Trust, LLC (trust company); Trustee, Church Investment Group (2010-2014); Board Member (since 2016), Cambridge Public Library Foundation (nonprofit). Ms. Domini’s years with Domini and experience with Domini and the Trust give her regular exposure to the day-to-day management and operations of the Domini Funds. Ms. Domini also brings particular experience with investment management and financial markets.	3

NAME, AGE, POSITION(s) HELD, AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) AND OUTSIDE DIRECTORSHIPS HELD DURING PAST 5 YEARS(1)	NUMBER OF DOMINI FUNDS OVERSEEN BY TRUSTEE

INDEPENDENT TRUSTEES

Kirsten S. Moy (70) Trustee of the Trust since 1999 Nominating Committee Chair (since July 2013)	Senior Fellow, The Aspen Institute (research and education) (since July 2014); Scholar in Residence (since 2016) and Board Member (2009-2014), Low Income Investment Fund (housing and community revitalization non-profit); Board Member, Community Development Finance (asset building non-profit) (since 2006); Visiting Scholar, Federal Reserve Bank of San Francisco (since 2016). Ms. Moy brings to the Board particular experience with community development investment institutions, financial management, and capital markets.	3

Gregory A. Ratliff (57) Trustee of the Trust since 1999 Lead Independent Trustee (since July 2013) Nominating Committee Chair (October 2010 – July 2013)	Senior Program Officer, Bill and Melinda Gates Foundation (philanthropy) (2007-2017) Mr. Ratliff brings to the Board particular experience with community development investment institutions and financial markets.	3

John L. Shields (64) Trustee of the Trust since 2004 Audit Committee Chair since July 2006	Managing Director CFGI, LLC (accounting and finance advisory firm) (since 2016), Director Navigant Consulting, Inc. (management consulting firm) (2014-2016); President, Advisor Guidance, Inc. (management consulting firm) (2010-2014); Managing Principal, MainStay Consulting Group LLC (management consulting firm) (2006-2014); Director, Cogo Labs Inc. (technology company) (since 2008); Advisory Board Member (2003-2015) and Director (since 2015), Vestmark, Inc. (software company). Mr. Shields brings to the Board particular experience with the investment management industry, accounting and financial management, and mutual fund operations.	3

(1)	This includes all directorships (other than those of the Domini Funds) that are held by each Trustee as a director of a public company or a registered investment company.

NAME, AGE, POSITION(s) HELD, AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF FUNDS IN THE DOMINI FAMILY OF FUNDS OVERSEEN BY TRUSTEE

OFFICERS

Megan L. Dunphy* (47) Secretary (since 2005), Vice President (since 2013), and Chief Legal Officer (since 2014) of the Trust	General Counsel (since 2014) and Managing Director (2015-2017), Deputy General Counsel (2009-2014), Member (since 2017), Domini Impact Investments LLC; Chief Legal Officer (since 2014), Vice President (since 2013) and Secretary (since 2005), Domini Funds.	N/A

NAME, AGE, POSITION(s) HELD, AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF FUNDS IN THE DOMINI FAMILY OF FUNDS OVERSEEN BY TRUSTEE

OFFICERS – CONT’D

Adam M. Kanzer* (51) Vice President (since 2007) of the Trust	Managing Director of Corporate Engagement and Public Policy (since 2017), Managing Director (2007-2017), General Counsel and Director of Shareholder Advocacy (1998-2014), Director of Corporate Engagement and Public Policy (2014-2017), Domini Impact Investments LLC; Chief Legal Officer (2003-2014), Vice President (since 2007), Domini Funds; Member, Securities and Exchange Commission Investor Advisory Committee (2012-2016); Member, Advisory Council, Sustainability Accounting Standards Board (2012-2014); Director, Global Network Initiative (nonprofit human rights organization) (2010-2014; since 2017), Alternate Director 2014-2017).	N/A

Carole M. Laible* (53) President of the Trust (since 2017)	CEO and Manager (since 2016), President (2005-2015), Member (since 2006), and Chief Operating Officer (2002-2011), Chief Operating Officer (2013-2015), Nia Global Solutions (a former division of Domini Impact Investments); Domini Impact Investments LLC; President and CEO (since 2002), Chief Compliance Officer (2001-2014), Chief Financial Officer, Secretary, and Treasurer (since 1998) and Registered Principal (since1998), DSIL Investment Services LLC; Manager (since 2016), Domini Holdings LLC (holding company); Treasurer (1997-2015), Vice President (2007-2017), President (since 2017), the Trust.	N/A

Doug Lowe* (61) Assistant Secretary of the Trust since 2007	Senior Compliance Manager and Counsel, Domini Impact Investments LLC (since 2006); Assistant Secretary, Domini Funds (since 2007); Registered Operations Professional, DSIL Investments Services LLC (since 2012).	N/A

Meaghan O’Rourke-Alexander* (37) Assistant Secretary of the Trust since 2007	Compliance Officer (since 2012); Senior Compliance Analyst (2009–2012), Domini Impact Investments LLC; Assistant Secretary, Domini Funds (since 2007).	N/A

Christina Povall* (47) Treasurer (since 2017) and Vice President (since 2013) of the Trust	Chief Financial Officer (since 2014), Managing Director (2014-2017), Director of Finance (2004-2014), Member (since 2017), Domini Impact Investments LLC; Treasurer (since 2017), Vice President (since 2013) and Assistant Treasurer (since 2007-2017), Domini Funds; Registered Operations Professional, DSIL Investments Services LLC (since 2012).	N/A

Maurizio Tallini* (43) Chief Compliance Officer (since 2005) and Vice President (since 2007) of the Trust	Chief Compliance Officer (since 2005), Chief Operating Officer (2011-2017), Member (since 2007), Domini Impact Investments LLC; Vice President (since 2007). Chief Compliance Officer (since 2005), Domini Funds. Registered Principal (since 2014), Chief Compliance Officer (since 2015), and Registered Representative (2012-2015), DSIL Investments Services LLC.	N/A

All but one of the Trustees are independent. The Independent Trustees have designated Mr. Ratliff as Lead Independent Trustee. The Lead Independent Trustee is a spokesperson and principal point of contact for the Independent Trustees and is responsible for coordinating the activities of the Independent Trustees, including calling regular and special executive sessions of the Independent Trustees; reviewing meeting agendas with the chair; chairing the meetings of the Independent Trustees; serving as the principal point of contact and liaison with the Funds’ officers and services providers.

The Independent Trustees have appointed Ms. Domini as the Chair of the Board and elected Ms. Laible as the President of the Trust. Ms. Laible also serves as the Chief Executive Officer of Domini. The Board believes that, in light of her experience with Domini and the Trust, Ms. Domini is best qualified to serve as Chair and that the Board’s current leadership structure is appropriate given Domini’s role with respect to the Fund’s investment and business operations. The Board also believes that the Board’s leadership structure, as aided by Ms. Domini’s experience and capabilities, serves to facilitate the orderly and efficient flow of information to the Independent Trustees from management and otherwise enhance the Board’s oversight role.

Board Committees

The Audit Committee oversees the internal and external accounting procedures of the Funds, the independent audits of each Fund, the selection of the independent registered public accountant for the Funds, the approval of all significant services proposed to be performed by the accountants, and considers the possible effect of such services on their independence. All Independent Trustees serve as members of the Committee. The Committee held two meetings during the Funds’ last fiscal year.

The Nominating Committee screens and recommends candidates to fill vacancies on the Board of Trustees of the Trust. All Independent Trustees serve as members of the Nominating Committee. The Nominating Committee will consider nominees recommended by shareholders. If you would like to recommend a nominee to the Nominating Committee, please deliver your recommendation in writing to the Secretary of the Trust, 180 Maiden Lane, Suite 1302, New York, New York 10038. The committee did not meet during the Funds’ last fiscal year.

OWNERSHIP OF SHARES IN THE FUNDS AND IN OTHER ENTITIES

The following table shows the amount of equity securities owned by the Trustees in each Fund, and in all investment companies in the Domini family of Funds supervised by the Trustees as of December 31, 2017.

Name of Trustee	Range of Investment in the Equity Fund	Range of Investment in the International Fund	Range of Investment in the Bond Fund	Aggregate Range of Investment in Domini Family of Funds
Interested Trustee:

Amy L. Domini	over $1,000,000	$100,001-$500,000	$100,001-$500,000	over $1,000,000

Independent Trustees:

Kirsten S. Moy	$1 - $10,000	$1 - $10,000	$0	$1 - $10,000

Gregory A. Ratliff	$1 - $10,000	$10,001-$50,000	$1 - $10,000	$10,001-$50,000

John L. Shields	$0	$0	$0	$0

COMPENSATION AND INDEMNITY OF TRUSTEES

Each of the Independent Trustees receives an annual retainer for serving as a Trustee of the Trust of $14,000. The Lead Independent Trustee and Chair of the Audit Committee receive an additional chairperson fee of $5,000. Each Independent Trustee also receives $1,500 for attendance at each meeting of the Board of the Trust (reduced to $625 in the event that a Trustee participates at an in-person meeting by telephone). In addition, each Trustee receives reimbursement for reasonable expenses incurred in attending meetings.

Information regarding compensation paid to the Trustees by the Trust for the fiscal year ended July 31, 2017, is set forth below. Ms. Domini is not compensated by the Trust for her service as a Trustee because of her affiliation with Domini.

Compensation Table

Name of Trustee	Compensation from the Trust	Pension or Retirement Benefits Accrued as Part of Trust Expenses	Estimated Benefits Upon Retirement	Total Compensation from Trust and Complex Paid to Trustees
Interested Trustee:
Amy L. Domini	None	None	None	None

Independent Trustees:
Kirsten S. Moy	$18,250	None	None	$18,250
Gregory A. Ratliff	$24,125	None	None	$24,125
John L. Shields	$24,125	None	None	$24,125

The Trust’s Declaration of Trust provides that it will indemnify its Trustees and officers (the “Indemnified Parties”) against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless, as to liability to the Trust or its shareholders, it is finally adjudicated that the Indemnified Parties engaged in willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in their offices, or unless with respect to any other matter it is finally adjudicated that the Indemnified Parties did not act in good faith in the reasonable belief that their actions were in the best interests of the Trust. In case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition, or by a reasonable determination, based upon a review of readily available facts, by vote of a majority of Disinterested Trustees or in a written opinion of independent counsel, that such Indemnified Parties have not engaged in willful misfeasance, bad faith, gross negligence, or reckless disregard of their duties.

Control Persons and Principal Holders of Securities

Management Ownership. As of May 31, 2018, all Trustees and officers of the Trust as a group owned less than 1% of any Fund’s outstanding shares.

Control Persons. Persons or organizations that own beneficially 25% or more of the outstanding shares of a Fund may be presumed to “control” (as that term is defined in the 1940 Act) a Fund. As a result, these persons or organizations could have the ability to approve or reject those matters submitted to the shareholders of such Fund for their approval.

The Funds have no knowledge of any owners of record or beneficial owners of 25% or more of any of the outstanding shares of any Fund.

Principal Holders.

As of May 31, 2018, the following shareholders of record owned 5% or more of the outstanding shares of a class of the Equity Fund:

Investor Shares

National Financial Services Corp., For the Exclusive Benefit of Customers, Attn: Mutual Funds Dept 4th Fl, 499 Washington Blvd, Jersey City, NJ 07310-2010 (13.64%); and Charles Schwab & Co. Inc., Reinvest Account, Attn: Mutual Funds Dept, 101 Montgomery St., San Francisco, CA 94104-4122 (8.53%).

Class A Shares

UBS WM USA, Spec Custody A/C Exl Ben Customers of UBSFSI, 1000 Harbor Blvd, Weehawken, NJ 07086 (7.22%); LPL Financial A/C 4755-8382, 9785 Towne Centre Drive, San Diego, CA 92121-1968 (11.98%); and Wells Fargo Clearing Services LLC, Special Custody Acct for the exclusive benefit of customer, 2801Market Street, St. Louis, MO 63103 (15.84%). LPL Financial A/C 7577-6396, 9785 Town Centre Drive, San Diego, CA 92121-1968 (5.01%).

Class R Shares

National Financial Services LLC, for the exclusive benefit of customers, Attn. Mutual Fund Dept, 4th Floor, 499 Washington Blvd, Jersey City, NJ 07310-2010 (32.92%); Wells Fargo Bank, FBO Agnesian Healthcare 44076855,1525 West WT Harris Blvd, Charlotte, NC 28288-1076 (39.25%); and PIMS/Prudential Retirement as nominee for the Ttee/Cust Pl 940 State of Vermont Defined Care of: State Treasurer’s Office 109 State Street, Fourth Floor, Montpelier, VT 05609 (14.21%).

Institutional Shares

John Hancock Life Insurance Company of USA, RPS-Trading Ops ET-4, 601 Congress St, Boston, MA 02210-2805 (36.55%); National Financial Services LLC for the exclusive benefit of customer, Attn: Mutual Funds Dept. 4th Fl, 499 Washington Blvd., Jersey City, NJ 07310-2010 (15.44%); Cynthia A Wayburn Trst U/A DTD 12/19/1996, PO Box 3725, Bellevue, WA 98009-3725 (11.30%): Cynthia Wayburn and Kelsey Sheldon TTEES G. James Roush Interim Trust U/A DTD 03/23/2016, P.O. Box 3725, Bellevue, WA 98009-3725 (8.34%); William M. Roush, 710 Castle Creek Drive, Aspen, CO 81611-1138 (6.90%) and Molly James Roush, 1490 Delgany Street, Unit 806, Denver, CO 80202-000 (6.07%).

The Equity Fund has no knowledge of any other owners of record or beneficial owners of 5% or more of any class of the outstanding shares of that Fund.

As of May 31, 2018, the following shareholders of record owned 5% or more of the outstanding shares of a class of the International Fund:

Investor Shares

Charles Schwab & Co. Inc., Reinvest Acc, Attn: Mutual Funds, 101 Montgomery St., San Francisco, CA 94104 (11.65%); Charles Schwab & Co. Inc Special Custody Acc FBO Customers,, Attn: Mutual Funds, 211 Main St, San Francisco, CA 94105 (6.74%); Morgan Stanley Smith Barney LLC Special Custody Acct for the Exclusive Benefit of Customers of MSSB, 1300 Thames St, Wharf 6th Fl, Baltimore, MD 21231-3496 (19.85%); and Merrill Lynch Pierce Fenner & Smith Inc for the sole benefit of its customers, 4800 Deer Lake Drive East, Jacksonville, FL 32246 (19.68%).

Class A Shares

UBS WM USA, Spec Custody A/C Exl Ben Customers of UBSFSI, 1000 Harbor Blvd, Weehawken, NJ 07086 (60.17%).

Institutional Shares

Merrill Lynch Pierce Fenner & Smith Inc., For the Sole Benefit of Its Customers, 4800 Deer Lake Drive East, Jacksonville, FL 32246 (18.60%); National Financial Services LLC for the exclusive benefit of customer, Attn: Mutual Funds Dept. 4th Fl, 499 Washington Blvd., Jersey City, NJ 07310-2010 (16.96%); Wells Fargo Bank NA FBO Omnibus Account Cash, PO Box 1533, Minneapolis, MN 55480 (11.42%); Charles Schwab & Co. Inc., Attn: Mutual Funds, 101 Montgomery St., San Francisco, CA 94104-4122 (16.33%); Wells Fargo Clearing Services LLC, Special Custody Acct for the exclusive benefit of customer, 2801Market Street, St. Louis, MO 63103 (8.74%). and JP Morgan Securities LLC omnibus account for the exclusive benefit of customers, 4 Chase Metrotech Center, 3rd Floor Mutual Fund Department, Brooklyn, NY 11245 (8.47%).

The International Fund has no knowledge of any other owners of record or beneficial owners of 5% or more of any class of the outstanding shares of that Fund.

As of May 31, 2018, the following shareholders of record owned 5% or more of the outstanding shares of a class of the Bond Fund:

Investor Shares

Charles Schwab & Co. Inc. Attn: Mutual Funds, 101 Montgomery St., San Francisco, CA 94104 (14.80%); UBS WM USA, Spec Custody A/C Exl Ben Customers of UBSFSI, 1000 Harbor Blvd, Weehawken, NJ 07086 (19.83%); and National Financial Services, For the Exclusive Benefit of Our Customers, Attn: Mutual Funds Dept. 4th Fl., 499 Washington Blvd., Floor 4, Jersey City, NJ 07310-2010 (14.96%).

Institutional Shares

Charles Schwab & Co. Inc. Attn: Mutual Funds, 101 Montgomery St., San Francisco, CA 94104 (59.38%); FolioFN Investments Inc., 8180 Greensboro Drive, 8th Floor, Mclean, VA 22102 (23.27%); and Wells Fargo Clearing Services LLC, Special Custody Acct for the exclusive benefit of customer, 2801Market Street, St. Louis, MO 63103 (10.86%).

The Bond Fund has no knowledge of any other owners of record or beneficial owners of 5% or more of any class of the outstanding shares of that Fund.

INVESTMENT ADVISER

Domini is a Massachusetts limited liability company with offices at 180 Maiden Lane, Suite 1302, New York, NY 10038, and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). The names of the persons who control the adviser and the basis of the person’s control are as follows: Amy Domini Thornton, Chair of the Board of the Trust and Chair of Domini; Steven Lydenberg, Member and Strategic Vision Partner of Domini; Carole Laible, President of the Trust, and Chief Executive Officer of Domini; Adam M. Kanzer, Vice President of the Trust and Managing Director of Corporate Engagement and Public Policy of Domini; Maurizio Tallini, Chief Compliance Officer and Vice President of the Trust and Chief Compliance Officer of Domini; Megan Dunphy, Chief Legal Officer, Vice President and Secretary of the Trust and General Counsel of Domini; and Christina Povall, Treasurer and Vice President of the Trust and Chief Financial Officer of Domini.

Domini manages the assets of the Stock Funds and the Bond Fund pursuant to separate Management Agreements. The services provided by Domini include furnishing an investment program for the Funds. Domini will have authority to determine from time to time what securities are purchased, sold, or exchanged, and what portion of assets of each of the Funds is held uninvested. Domini will also perform such administrative and management tasks for the Funds as may from time to time be reasonably requested, including: (a) maintaining office facilities and furnishing clerical services necessary for maintaining the organization of the Funds and for performing administrative and management functions, (b) supervising the overall administration of the Funds, including negotiation of contracts and fees with, and monitoring of performance and billings of, the transfer agent, shareholder servicing agents, custodian, and other independent contractors or agents of the Funds, as applicable, (c) overseeing (with the advice of the counsel to the Funds) the preparation of and, if applicable, the filing of all documents required for compliance by the Funds with applicable laws and regulations, including registration statements, prospectuses, and statements of additional information, Semi-Annual and Annual Reports to shareholders, proxy statements, and tax returns, (d) preparing agendas and supporting documents for, and minutes of meetings of, the Trustees, committees of the Trustees, and shareholders, (e) arranging for maintenance of the books and records of the Funds, (f) maintaining telephone coverage to respond to investor and shareholder inquiries; and (g) answering questions from the general public, the media, and shareholders of the Funds regarding the securities holdings of the Funds, limits on investment, and the Funds’ proxy voting philosophy and shareholder activism philosophy. Domini provides persons satisfactory to the Board of Trustees of the Trust to serve as officers of the Trust, as applicable. Such officers, as well as certain other employees and Trustees of the Trust, may be directors, officers, or employees of Domini or its affiliates. Domini furnishes at its own expense all facilities and personnel necessary in connection with providing these services.

Unless otherwise terminated, the Management Agreement for each Fund will continue in effect if such continuance is specifically approved at least annually by the Board of Trustees or by a majority of the outstanding voting securities of the applicable Fund at a meeting called for the purpose of voting on such Management Agreement (with the vote of each investor in the applicable Fund being in proportion to the amount of its investment), and, in either case, by a majority of the Trustees who are not parties to such Management Agreement or interested persons of any such party at a meeting called for the purpose of voting on such Management Agreement.

Each Management Agreement provides that Domini may render services to others. Domini may employ, at its own expense, or may request that the Funds, as applicable, employ (subject to the requirements of the 1940 Act) one or more subadvisers, subject to Domini’s supervision. Each Management Agreement is terminable without penalty on not more than 60 days’ nor less than 30 days’ written notice by the Funds, as applicable, when authorized either by a majority vote of the outstanding voting securities of the Funds, as applicable, or by a vote of a majority of the Board of Trustees of the Trust, as applicable, or by Domini, and will automatically terminate in the event of its assignment. Each Management Agreement provides that neither Domini nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in its services to the Funds, as applicable, except for willful misfeasance, bad faith, or gross negligence or reckless disregard of its or their obligations and duties under such Management Agreement.

The investment management fee rates payable by each Fund to Domini are set forth in the following table:

Fund	Annual Fee Rate Based on Average Daily Net Asset Value
Domini Impact Equity Fund	0.245% of the first $250 million of net assets managed,
0.24% of the next $250 million of net assets managed,
0.235% of the next $500 million of net assets managed, and
0.23% of net assets managed in excess of $1 billion

Domini Impact International Equity Fund	0.97% of the first $250 million of net assets managed,
0.92% of the next $250 million of net assets managed,
0.855% of the next $500 million of net assets managed, and
0.83% of net assets managed in excess of $1 billion

Domini Impact Bond Fund	0.33% of the first $50 million of net assets managed,
0.32% of the next $50 million of net assets managed, and
0.315% of net assets managed in excess of $100 million

Prior to May 1, 2017, the investment management fee rates payable by each Fund to Domini were as follows:

Fund	Annual Fee Rate Based on Average Daily Net Asset Value
Domini Impact Equity Fund	0.30% of the first $2 billion of net assets managed;
0.29% of the next $1 billion of net assets managed; and
0.28% of net assets managed in excess of $3 billion

Domini Impact International Equity Fund	1.00% of the first $250 million of net assets managed;
0.94% of the next $250 million of net assets managed; and
0.88% of net assets managed in excess of $500 million

Domini Impact Bond Fund	0.40% of the first $500 million of net assets managed;
0.38% of the next $500 million of net assets managed; and
0.35% of net assets managed in excess of $1 billion

Advisory Fees Paid by Each Fund

For the last three fiscal years, the Funds paid the net amounts, as reflected in the table below, for investment management services:

Fund	2017	2016	2015
Domini Impact Equity Fund	$2,527,183	$2,790,100	$3,369,164
Domini International Impact Equity Fund	$6,980,265	$4,944,416	$3,345,415
Domini Impact Bond Fund	$559,979	$539,802	$531,440

Expense Reimbursement

For the last three fiscal years, Domini waived fees and reimbursed the Funds, as reflected in the table below, under the applicable expense reimbursement agreement:

Share Class	2017		2016		2015
	Expenses Reimbursed	Fees Waived	Expenses Reimbursed	Fees Waived	Expenses Reimbursed	Fees Waived
Equity Fund	$27,939	—	$17,973	—	$8,416	—
International Fund	—	—	—	—	$393	—
Bond Fund	$202,509	—	$210,943	—	$220,534	—

With respect to the Equity Fund, Domini has contractually agreed to reduce its fees to the extent necessary to keep the aggregate annual operating expenses of the Equity Fund (excluding brokerage fees and commissions, interest, taxes, and other extraordinary expenses), net of waivers and reimbursements, at no greater than 1.12% and 0.74% of the average daily net assets of the Class A and Institutional shares of the Equity Fund, respectively. This agreement will continue until November 30, 2018, and cannot be modified before that date without the mutual agreement of the Trust’s board of trustees and the Adviser. Prior to November 30, 2017, Domini contractually agreed to reduce its fees to the extent necessary to keep the aggregate annual operating expenses of the Equity Fund (excluding brokerage fees and commissions, interest, taxes, and other extraordinary expenses), net of waivers and reimbursements, at no greater than 1.25%, 1.18%, 0.80%, and 0.90% of the average daily net assets of the Investor, Class A, Institutional, and Class R shares of the Equity Fund, respectively.

With respect to the International Fund, Domini has contractually agreed to reduce its fees to the extent necessary to keep the aggregate annual operating expenses of the International Fund (excluding brokerage fees and commissions, interest, taxes, and other extraordinary expenses), net of waivers and reimbursements, at no greater than 1.51% and 1.15% of the average daily net assets of the Class A and Class Y shares of the International Fund, respectively. This agreement will continue until November 30, 2018 with respect to Class A shares and November 30, 2019 with respect to Class Y shares, and cannot be modified before that date without the mutual agreement of the Trust’s board of trustees and the Adviser. Prior to November 30, 2017, Domini contractually agreed to reduce its fees to the extent necessary to keep the aggregate annual operating expenses of the International Fund (excluding brokerage fees and commissions, interest, taxes, and other extraordinary expenses), net of waivers and reimbursements, at no greater than 1.60%, 1.57%, and 1.27% of the average daily net assets of the Investor, Class A, and Institutional shares of the International Fund, respectively.

With respect to the Bond Fund, Domini has contractually agreed to reduce its fees to the extent necessary to keep the aggregate annual operating expenses of the Bond Fund (excluding brokerage fees and commissions, interest, taxes, and other extraordinary expenses), net of waivers and reimbursements, at no greater than 0.87%, 0.57%, and 0.65% of the average daily net assets of the Investor, Institutional and Class Y shares of the Bond Fund, respectively. This agreement will continue until November 30, 2018 with respect to Investor and Institutional shares and November 30, 2019 with respect to Class Y shares and cannot be modified before that date without the mutual agreement of the Trust’s board of trustees and the Adviser. Prior to November 30, 2017, Domini contractually agreed to reduce its fees to the extent necessary to keep the aggregate annual operating expenses of the Bond Fund (excluding brokerage fees and commissions, interest, taxes, and other extraordinary expenses), net of waivers and reimbursements, at no greater than 0.95% and 0.65% of the average daily net assets of the Investor and Institutional shares of the Bond Fund, respectively.

There can be no assurance that the above fee waivers or expense limitations will continue beyond the dates indicated.

Expense Offset Arrangement

Credits realized as a result of uninvested cash balances are used to reduce the Funds’ custodian and transfer agent expenses. Realized credits reduce Other Expenses and the adviser’s obligation under the contractual expenses limitation.

The Funds have an expense offset arrangement with the custodian bank and transfer agent whereby custodian and transfer agent fees may be paid indirectly by credits on the Funds’ uninvested cash balance, including a Fund’s cash reserves or uninvested amounts held in a Fund’s bank deposit account. These credits are used to reduce Fund expenses. To the extent any credits are earned, the Adviser would benefit from a reduction in the contractual expense limitation obligation for a Fund by an amount equal to the amount of credits earned. As a result, the Adviser could be deemed to have an incentive to leave greater balances at the custodian, since it receives the benefit of any expense offset credit. The Fund’s Board of Trustees periodically reviews and evaluates the expense offset arrangements.

For the fiscal years ended July 31, 2017, 2016, and 2015, Equity Fund credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund’s expenses by $0, $0, and $0.

For the fiscal years ended July 31, 2017, 2016, and 2015, International Fund credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund’s expenses by $0, $0, and $0.

For the fiscal years ended July 31, 2017, 2016, and 2015, Bond Fund credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund’s expenses by $0, $0, and $0.

SUBADVISERS

The Funds may use one or more subadvisers who are responsible for the day-to-day management of the Fund’s investments, subject to the oversight of the Adviser. The subadvisers are paid out of the fees paid to the Adviser.

The Funds employ a “manager of managers” structure. In this regard, the Funds have received an exemptive order from the SEC (Release No. IC-30035) that permits the Adviser, without shareholder approval, to enter into and materially amend any submanagement agreement upon approval of the Board of Trustees. The exemptive order permits the Funds to disclose the aggregate submanagement fee paid to unaffiliated subadvisers on behalf of each Fund instead of disclosing the specific fee paid to each subadviser. The SEC order is subject to certain conditions. For example, within ninety days of the hiring of any new subadviser, shareholders will be furnished with information that would be included in a proxy statement regarding the new subadviser. Moreover, the Adviser will not enter into a submanagement agreement with any affiliated subadviser without shareholder approval. The Adviser has ultimate responsibility (subject to Board oversight) to oversee the subadvisers and to recommend their hiring, termination, and replacement.

Each Submanagement Agreement provides that the applicable subadviser may render services to others. Each Submanagement Agreement is terminable without penalty upon not more than 60 days’ nor less than 30 days’ written notice by a Stock Fund, or the Bond Fund, as the case may be, when authorized either by majority vote of the outstanding voting securities in the Stock Fund (with the vote of each being in proportion to the amount of their investment), or the Bond Fund, as applicable, or by a vote of the majority of the appropriate Board of Trustees, or by Domini with the consent of the Trustees, and may be terminated by the applicable subadviser on not less than 90 days’ written notice to Domini and the Trustees, and will automatically terminate in the event of its assignment. Each Submanagement Agreement provides that the applicable subadviser shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in its services to a Stock Fund, or the Bond Fund, as the case may be, except for willful misfeasance, bad faith, or gross negligence or reckless disregard for its or their obligations and duties under the Submanagement Agreement.

Equity Fund

For the fiscal years ended July 31, 2017, 2016, and 2015, Domini paid aggregate submanagement fees with respect to the Equity Fund of $ 2,209,377, $2,449,722, and $2,901,873, respectively (0.25%, 0.26%, and 0.26% of the average daily net assets of the Fund, respectively).

International Fund

For the fiscal years ended July 31, 2017, 2016, and 2015, Domini paid aggregate submanagement fees with respect to the International Fund of $ 3,533,927, $2,529,699, and $1,754,401, respectively (0.47%, 0.49%, and 0.52%, of the average daily net assets of the Fund, respectively).

Bond Fund

For the fiscal years ended July 31, 2017, 2016, and 2015, Domini paid aggregate submanagement fees with respect to the Bond Fund of $ 388,088, $394,901, and $371,117, respectively (0.26%, 0.29%, and 0.28%, of the average daily net assets of the Fund, respectively).

WELLINGTON MANAGEMENT COMPANY LLP

Wellington Management Company LLP (“Wellington Management”) submanages the assets of each Fund pursuant to investment submanagement agreements with Domini on behalf of the Equity and International Funds, and Bond Fund, respectively (each a “Submanagement Agreement”). Wellington Management furnishes at its own expense all services, facilities, and personnel necessary in connection with managing each of the above-referenced Fund’s investments and effecting securities transactions for each Fund. The Submanagement Agreements with Wellington Management will continue in effect if such continuance is specifically approved by April 30, 2019, and at least annually thereafter with respect to each Fund, by the Board of Trustees or by a majority vote of the outstanding voting securities of the applicable Fund at a meeting called for the purpose of voting on such Fund’s Submanagement Agreement (with the vote of each being in proportion to the amount of its investment), and, in either case, by a majority of the Trustees who are not parties to such Submanagement Agreement or interested persons of any such party at a meeting called for the purpose of voting on such Submanagement Agreement.

Wellington Management is a Delaware limited liability partnership with principal offices at 280 Congress Street, Boston, Massachusetts 02210. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 80 years. Wellington Management is owned by the partners of Wellington Management Group LLP, a Massachusetts limited liability partnership. As of July 31, 2017, Wellington Management had investment management authority with respect to approximately $1.039 trillion in assets.

The Stock Funds are each submanaged by a team of investment professionals from the quantitative management group at Wellington Management. The Bond Fund is submanaged by a team of investment professionals from the US broad market team at Wellington Management. The following information regarding each investment professional’s compensation, other accounts, and ownership of Fund shares has been provided by Wellington Management.

Donald S. Tunnell, Senior Managing Director, Co-Director of the Quantitative Investment Group and Director of Quantitative Research of Wellington Management, joined Wellington Management as an investment professional in 2001 and has been a member of the quantitative management group supporting the Domini Funds since 2005. As of July 31, 2017, Mr. Tunnell had day-to-day management responsibilities for the assets of: (i) two registered investment companies with approximately $41.9 million in assets under management, (ii) thirteen other pooled investment vehicles with approximately $1.15 billion in assets under management, and (iii) six other accounts with a total of approximately $990.6 million in assets under management. The advisory fee for eight of these accounts (with approximately $904.5 million in aggregate assets) is based upon performance.

David J. Elliott, CFA, FRM, Senior Managing Director, Co-Director of Quantitative Investments, and Director of Quantitative Portfolio Management of Wellington Management, joined Wellington Management in 1995 and has been an investment professional with Wellington Management since 1999 and a member of the quantitative management group supporting the Domini Funds since 2005. As of July 31, 2017, Mr. Elliott had day-to-day management responsibilities for the assets of: (i) seven registered investment companies with approximately $829.6 million in assets under management, (ii) twenty-five other pooled investment vehicles with approximately $1.714 billion in assets under management, and (iii) eleven other accounts with a total of approximately $2.197 billion in assets under management. The advisory fee for eight of these accounts (with approximately $953.4 million in aggregate assets) is based upon performance.

Campe Goodman, CFA, Senior Managing Director, and Fixed Income Portfolio Manager of Wellington Management, joined Wellington Management in 2000 and has served as the portfolio manager responsible for the Bond Fund since January 7, 2015. As of July 31, 2017, Mr. Goodman had day-to-day management responsibilities for the assets of: (i) seventeen registered investment companies with approximately $7.1 billion in assets under management, (ii) seventeen other pooled investment vehicles with approximately $2.4 billion in assets under management, and (iii) thirty-four other accounts with a total of approximately $15.4 billion in assets under management.

CONFLICTS OF INTEREST AMONG THE FUNDS AND OTHER ACCOUNTS SUBADVISED BY WELLINGTON MANAGEMENT

Individual investment professionals at Wellington Management manage multiple accounts for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions, such as pension funds, insurance companies, foundations, or separately managed account programs sponsored by financial intermediaries), bank common trust accounts, and hedge funds. Each Fund’s portfolio manager listed in the prospectus who is primarily responsible for the day-to-day management of the relevant Fund (“Portfolio Managers”) generally manages accounts in several different investment styles. These accounts may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the Funds. The Portfolio Managers make investment decisions for each account, including the relevant Fund, based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that account. Consequently, the Portfolio Managers may purchase or sell securities, including IPOs, for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. Alternatively, these accounts may be managed in a similar fashion to the relevant Fund and thus the accounts may have similar, and in some cases nearly identical, objectives, strategies and/or holdings to that of the relevant Fund.

A Portfolio Manager or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the relevant Fund, or make investment decisions that are similar to those made for the relevant Fund, both of which have the potential to adversely impact the relevant Fund depending on market conditions. For example, an investment professional may purchase a security in one account while appropriately selling that same security in another account. Similarly, a Portfolio Manager may purchase the same security for the relevant Fund and one or more other accounts at or about the same time. In those instances the other accounts will have access to their respective holdings prior to the public disclosure of the relevant Fund’s holdings. Also investment professionals at Wellington Management may make investments in different parts of an issuer’s capital structure such as acquiring a loan of a particular borrower in one account while making an equity investment in that same borrower on behalf of another account. In addition, some of these accounts have fee structures, including performance fees, which are or have the potential to be higher, in some cases significantly higher, than the fees Wellington Management receives for managing the Funds. Messrs. Tunnell and Elliott also manage accounts which pay performance allocations to Wellington Management or its affiliates. Because incentive payments paid by Wellington Management to the Portfolio Managers are tied to revenues earned by Wellington Management and, where noted, to the performance achieved by the manager in each account, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts managed by a given Portfolio Manager. Finally, the Portfolio Managers may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.

Wellington Management’s goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary account guidelines, the allocation of IPOs, and compliance with the firm’s Code of Ethics, and places additional investment restrictions on investment professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management’s investment professionals. Although Wellington Management does not track the time an investment professional spends on a single account, Wellington Management does periodically assess whether an investment professional has adequate time and resources to effectively manage the investment professional’s various client mandates.

COMPENSATION OF WELLINGTON MANAGEMENT PORTFOLIO MANAGERS

Wellington Management receives a fee based on the assets under management of each Fund as set forth in the applicable Submanagement Agreement between Wellington Management and Domini with respect to each Fund. Wellington Management pays its investment professionals out of its total revenues, including the advisory fees earned with respect to each Fund. The following information relates to the fiscal year ended July 31, 2017.

Wellington Management’s compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington Management’s compensation of each Fund’s manager listed in the prospectus who is primarily responsible for the day-to-day management of the Funds (the “Portfolio Managers”) includes a base salary and incentive components. The base salary for each Portfolio Manager who is a partner (a “Partner”) of Wellington Management Group LLP, the ultimate holding company of Wellington Management is generally a fixed amount determined by the managing partners of Wellington Management Group LLP. Each Portfolio Manager is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the Fund managed by the Portfolio Manager and generally each other account managed by such Portfolio Manager. Each Portfolio Manager’s incentive payment relating to the relevant Fund is linked to the gross pre-tax performance of the portion of the Fund managed by the Portfolio Manager compared to the benchmark index and/or peer group identified below over one, three and five year periods, with an emphasis on five year results. Wellington Management applies similar incentive compensation structures (although the benchmarks or peer groups, time periods, and rates may differ) to other accounts managed by the Portfolio Managers, including accounts with performance fees. The incentives paid to Goodman, which has no performance-related component, is based on the revenues earned by Wellington Management.

Portfolio-based incentives across all accounts managed by an investment professional can, and typically do, represent a significant portion of an investment professional’s overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. The Portfolio Managers may also be eligible for bonus payments based on their overall contribution to Wellington Management’s business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on other factors. Each Partner is eligible to participate in a Partner-funded tax qualified retirement plan, the contributions to which are made pursuant to an actuarial formula. Messrs. Elliott, Goodman and Tunnell are Partners.

Fund	Benchmark Index and/or Peer Group
Domini Impact Equity Fund	US SRI Optimized Custom Benchmark
Domini Impact International Equity Fund	EAFE SRI Optimized Custom Benchmark

As of July 31, 2017, Mr. Tunnell owned $50,001-$100,000 in equity securities of the Domini Impact Equity Fund.

As of July 31, 2017, Mr. Elliott did not own any equity securities of the Domini Impact International Equity Fund.

As of July 31, 2017, Mr. Goodman owned $10,001-$50,000in equity securities of the Domini Impact Bond Fund.

SPONSOR

Pursuant to a Sponsorship Agreement with respect to the Equity Fund and an Administration Agreement with respect to the Bond Fund, Domini provides the Funds with oversight, administrative, and management services. Domini provides each Fund with general office facilities and supervises the overall administration of each Fund, including, among other responsibilities, the negotiation of contracts and fees with, and the monitoring of performance and billings of, the independent contractors and agents of each Fund; the preparation and filing of all documents required for compliance by each Fund with applicable laws and regulations, including registration statements, prospectuses, and statements of additional information, Semi-Annual and Annual Reports to shareholders, proxy statements, and tax returns; preparing agendas and supporting documents for, and minutes of meetings of, the Trustees, committees of the Trustees, and shareholders; maintaining telephone coverage to respond to shareholder inquiries; answering questions from the general public, the media, and investors in each Fund regarding the securities holdings of the Equity Trust and the Bond Fund, as applicable, limits on investment, and the Funds’ proxy voting philosophy and shareholder activism philosophy; and arranging for the maintenance of books and records of each Fund. Domini provides persons satisfactory to the Board of Trustees of the Funds to serve as officers of the Funds. Such officers, as well as certain other employees and Trustees of the Funds, may be directors, officers, or employees of Domini or its affiliates.

Under the Sponsorship Agreement between Domini and the Trust on behalf of the Equity Fund, Domini receives fees for administrative and sponsorship services with respect to the Equity Fund at the following rates: 0.45% of the first $2 billion of net assets managed, 0.44% of the next $1 billion of net assets managed, and 0.43% of net assets managed in excess of $3 billion. Currently, Domini has contractually agreed to reduce its fee to the extent necessary to keep the aggregate operating annual expenses of the Equity Fund (excluding brokerage fees and commissions, interest, taxes, and other extraordinary expenses), net of waivers and reimbursements, at no greater than 1.25%, 1.18%, 0.80%, and 0.90% of the average daily net assets of the Investor, Class A, Institutional, and Class R shares of the Equity Fund, respectively.

For the fiscal years ended July 31, 2017, 2016, and 2015, the Equity Fund incurred $3,988,318, $4,185,149, and $5,053,745, respectively, in sponsorship fees, after waivers.

Under the Administration Agreement between Domini and the Trust on behalf of the Bond Fund, Domini receives fees for administrative services with respect to the Bond Fund at the rate of 0.25% of the average daily net assets of each class of that Fund. Currently, Domini is reducing its fee to the extent necessary to keep the aggregate annual expenses of the Bond Fund (excluding brokerage fees and commissions, interest, taxes, and other extraordinary expenses), net of waivers and expenses, at no greater than 0.95% and 0.65% of the average daily net assets of the Investor and Institutional shares of the Bond Fund, respectively. For the fiscal years ended July 31, 2017, 2016, and 2015, the Bond Fund paid $368,243, $337,376, and $332,150, respectively, in administration fees, after waivers.

The Sponsorship Agreement with respect to the Equity Fund and the Administration Agreement with respect to the Bond Fund provide that Domini may render administrative services to others. The Sponsorship Agreement and the Administration Agreement also provide that neither Domini nor its personnel shall be liable for any error of judgment or mistake of law or for any act or omission in the oversight, administration, or management of a Fund or the performance of its or their duties under the Sponsorship Agreement or Administration Agreement, as applicable, except for willful misfeasance, bad faith, or gross negligence in the performance of its or their duties or by reason of the reckless disregard of its or their obligations and duties under the Sponsorship Agreement or Administration Agreement, as applicable.

SHAREHOLDER SERVICE AGENT

Under the Shareholder Services Agreement between Domini and the Trust, Domini receives fees for providing certain shareholder services with respect to the Funds and their shareholders. For these services Domini receives fees from each Fund paid monthly at an annual rate of $4.00 per active account.

For the fiscal years ended July 31, 2017, 2016, and 2015, the Equity Fund paid $60,668, $64,462, and $66,403, respectively in Shareholder Service Agent fees, after waivers. For the fiscal years ended July 31, 2017, 2016, and 2015, Domini waived Shareholder Service Agent fees totaling, $0, $0, and $1,207.

For the fiscal years ended July 31, 2017, 2016, and 2015, the International Fund paid $52,292, $45,661, and $35,160, respectively in Shareholder Service Agent fees, after waivers. For the fiscal years ended July 31, 2017, 2016, and 2015, Domini waived Shareholder Service Agent fees totaling, $0, $0, and $0.

For the fiscal years ended July 31, 2017, 2016, and 2015, the Bond Fund paid $13,973, $14,160, and $14,929, respectively, in Shareholder Service Agent fees, after waivers. For the fiscal years ended July 31, 2017, 2016, and 2015, Domini waived Shareholder Service Agent fees totaling, $12, $13, and $26.

DISTRIBUTOR

Each Fund has adopted a Distribution Plan with respect to its Investor shares and its Class A shares. The Distribution Plan provides that Investor shares and Class A shares of a Fund may pay the Distributor a fee not to exceed 0.25% per annum of the average daily net assets of that class as compensation for distribution services provided by the Distributor in connection with the sale of these shares, not as reimbursement for specific expenses incurred. Thus, even if the Distributor’s expenses exceed the fees provided for by the Distribution Plan, the Funds will not be obligated to pay more than those fees, and, if the Distributor’s expenses are less than the fees paid to it, it will realize a profit. The Distributor may use such fees to pay broker-dealers, financial institutions, or other financial intermediaries as compensation in connection with the purchase, sale, or retention of Investor shares of the Funds, the advertising expenses and the expenses of printing and distributing prospectuses and reports used for sales purposes, the expenses of preparing and printing sales literature, and other distribution-related expenses.

For the fiscal years ended July 31, 2017, 2016, and 2015, Investor shares of the Equity Fund accrued $1,662,253, $1,655,345, and $1,971,972, respectively, in distribution fees. For the fiscal years ended July 31, 2017, 2016, and 2015, Class A shares of the Equity Fund accrued $21,384, $21,589, and $23,843, in distribution fees.

For the fiscal years ended July 31, 2017, 2016, and 2015, Investor shares of the International Fund, accrued $1,136,637, $843,156, and $635,887, respectively, in distribution fees. For the fiscal years ended July 31, 2017, 2016, and 2015, Class A shares of the International Fund accrued $167,132, $131,058, and $91,555, respectively, in distribution fees.

For the fiscal years ended July 31, 2017, 2016, and 2015, Investor shares of the Bond Fund accrued $356,981, $331,659, and $323,587, respectively, in distribution fees.

For the fiscal year ended July 31, 2017, payments made by Investor shares of the Equity Fund pursuant to the Distribution Plan were used for advertising $222,734, printing and mailing of prospectuses to other than current shareholders $9,084 compensation to dealers $722,258, communications and servicing $69,457, compensation of employees and related overhead expenses $538,167, and payments to the underwriter $100,553. The Distributor waived fees totaling $0. For the fiscal year ended July 31, 2017, payments made by Class A shares of the Equity Fund pursuant to the Distribution Plan were used for advertising $94, printing and mailing of prospectuses to other than current shareholders $20 compensation to dealers $2,092, communications and servicing $209, and payments to the underwriter $18,969. The Distributor waived fees totaling $18,969.

For the fiscal year ended July 31, 2017, payments made by Investor shares of the International Fund, pursuant to the Distribution Plan were used for advertising $64,292, printing and mailing of prospectuses to other than current shareholders $4,195, compensation to dealers $1,016,056, and communications and servicing $52,094. The Distributor waived fees totaling $0. For the fiscal year ended July 31, 2017, payments made by Class A shares of the International Fund pursuant to the Distribution Plan were used for advertising $1,295, printing and mailing of prospectuses to other than current shareholders $745, compensation to dealers $148,744, communications and servicing $9,021, and payments to the underwriter $7,327. The Distributor waived fees totaling $7,327.

For the fiscal year ended July 31, 2017, payments made by Investor shares of the Bond Fund pursuant to the Distribution Plan were used for advertising $3,160, printing and mailing of prospectuses to other than current shareholders $2,878, compensation to dealers $182,235, communication and servicing $21,824, and payments to the underwriter $146,884. The Distributor waived fees totaling $146,884.

The Distribution Plan will continue in effect indefinitely as to a class if such continuance is specifically approved at least annually by a vote of both a majority of that Fund’s Trustees and a majority of the Trust’s Trustees who are not “interested persons of the Fund” and who have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreement related to such Plan (“Independent Trustees”). The Distributor will provide to the Trustees of each Fund a quarterly written report of amounts expended by the applicable class under the Distribution Plan and the purposes for which such expenditures were made. The Distribution Plan further provides that the selection and nomination of the Trust’s Independent Trustees shall be committed to the discretion of the Independent Trustees of the Trust. The Distribution Plan may be terminated as to a class at any time by a vote of a majority of the Trust’s Independent Trustees or by a vote of the shareholders of that class. The Distribution Plan may not be materially amended with respect to a class without a vote of the majority of both the Trust’s Trustees and Independent Trustees. The Distributor will preserve copies of any plan, agreement, or report made pursuant to the Distribution Plan for a period of not less than six (6) years from the date of the Distribution Plan, and for the first two (2) years the Distributor will preserve such copies in an easily accessible place.

Each Fund has entered into a Distribution Agreement with the Distributor. Under the Distribution Agreement, the Distributor acts as the agent of each Fund in connection with the offering of shares of that Fund and is obligated to use its best efforts to find purchasers for shares of the Fund. The Distributor acts as the principal underwriter of shares of each Fund and bears the compensation of personnel necessary to provide such services and all costs of travel, office expenses (including rent and overhead), and equipment.

TRANSFER AGENT, CUSTODIAN, AND SERVICE ORGANIZATIONS

Each Fund has entered into a Transfer Agency Agreement with BNY Mellon Asset Servicing (formerly, PNC Global Investment Servicing) (“BNY Mellon”) (the “Transfer Agent”), 4400 Computer Drive, Westborough, MA 01581, pursuant to which BNY Mellon acts as the transfer agent for each Fund. The Transfer Agent maintains an account for each shareholder of the Funds, performs other transfer agency functions, and acts as dividend disbursing agent for the Funds. At its discretion, BNY Mellon may agree to waive a portion of its fee.

Each Fund has entered into a Custodian Agreement with State Street Bank and Trust Company (“State Street” or the “Custodian”), State Street Financial Center, One Iron Street, Boston, MA 02210, pursuant to which State Street acts as custodian for each Fund. At its discretion, State Street may agree to waive a portion of its fee.

The Custodian’s responsibilities include safeguarding and controlling each Fund’s cash and securities, handling the receipt and delivery of securities, determining income and collecting interest on each Fund’s investments, maintaining books of original entry for portfolio and Fund accounting and other required books and accounts, and calculating the daily net asset value of shares of each Fund. Securities held by each Fund may be deposited into certain securities depositories. The Custodian does not determine the investment policies of the Funds or decide which securities the Funds will buy or sell. The Funds may, however, invest in securities of the Custodian and may deal with the Custodian as principal in securities transactions.

Each Fund, the distributor and/or its affiliates, may from time to time enter into agreements with various banks, trust companies, broker-dealers (other than the Distributor), or other financial organizations (collectively, “Service Organizations”) to provide shareholder servicing for that Fund, such as responding to customer inquiries and providing information on their investments. Each Fund, its distributor, and/or its affiliates may pay fees to Service Organizations (which may vary depending upon the services provided) in amounts up to an annual rate of 0.25% of the daily net asset value of the shares of that Fund owned by shareholders with whom the Service Organization has a servicing relationship.

In addition, each Fund, the Fund’s distributor, and/or its affiliates, may from time to time enter into agreements with Service Organizations to provide subtransfer agency, subaccounting, or administrative services for that Fund, such as providing omnibus account or transaction processing services and maintaining shareholder accounts and transaction records. Because omnibus trading offers economies for the Funds, each Fund may reimburse Service Organizations for their costs related to servicing shareholder accounts. These fees may be based upon the number or value of client positions, the levels of service provided, or be a flat fee per year per client. Not all intermediaries receive such additional compensation and the amount of compensation varies.

For the fiscal years ended July 31, 2017, 2016, and 2015, Investor shares of the Equity Fund accrued $272,183, $249,620, and $446,201, respectively, in Service Organization fees. For the fiscal years ended July 31, 2017, 2016, and 2015, Class A shares of the Equity Fund accrued $2,976, $3,447, and $3,379, respectively, in Service Organization fees. For the fiscal years ended July 31, 2017, 2016, and 2015, the Institutional shares of the Equity Fund accrued $5,035, $4,544, and $4,111, respectively in Service Organization fees. For the fiscal years ended July 31, 2017, 2016, and 2015, Class R shares of the Equity Fund accrued $288, $398, and $550, respectively, in Service Organization fees. Class Y shares had not yet commenced operations as of the fiscal year ended July 31, 2017.

For the fiscal year ended July 31, 2017, 2016, and 2015, Investor shares of the International Fund accrued $418,389, $307,194, and $239,305, respectively, in Service Organization fees. For the fiscal years ended July 31, 2017, 2016, and 2015, the Class A shares of the International Fund accrued $31,178, $27,019, and $18,583, respectively, in Service Organization fees. For the fiscal year ended July 31, 2017, 2016, and 2015, the Institutional shares of the International Fund accrued $167, $56, and $0, respectively. Class Y shares had not yet commenced operations as of the fiscal year ended July 31, 2017.

For the fiscal years ended July 31, 2017, 2016, and 2015, Investor shares of the Bond Fund accrued $73,825, $71,126, and $87,433, respectively, in Service Organization fees. For the fiscal years ended July 31, 2017, 2016, and 2015, Institutional shares of the Bond Fund accrued $23, $0, and $0, respectively, in Service Organization Fees. Class Y shares had not yet commenced operations as of the fiscal year ended July 31, 2017.

EXPENSES

The Funds are each responsible for all of their respective expenses, including the compensation of their respective Trustees who are not interested persons of a Fund; governmental fees; interest charges; taxes; membership dues in the Investment Company Institute allocable to a Fund; fees and expenses of independent registered public accounting firms, of legal counsel, and of any transfer agent, custodian, registrar, or dividend disbursing agent of a Fund; insurance premiums; and expenses of calculating the net asset value of the shares of the Funds.

Each Fund will also pay sponsorship or administrative fees payable to Domini and all expenses of distributing and redeeming shares and servicing shareholder accounts; expenses of preparing, printing, and mailing prospectuses, reports, notices, proxy statements, and reports to shareholders and to governmental offices and commissions; expenses of shareholder meetings; and expenses relating to the issuance, registration, and qualification of shares of the Fund, and the preparation, printing, and mailing of prospectuses for such purposes.

Each Fund will pay the expenses connected with the execution, recording, and settlement of security transactions, and the investment management fees payable to Domini. Each Fund also will pay the fees and expenses of its custodian for all services to the Funds, as applicable, including safekeeping of Funds and securities and maintaining required books and accounts; expenses of preparing and mailing reports to investors and to governmental offices and commissions; and expenses of meetings of investors.

CODES OF ETHICS

The Funds, Domini, Wellington Management, and the Distributor have each adopted a Code of Ethics (collectively, the “Codes of Ethics”) under Rule 17j-1 under the 1940 Act. The Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the Portfolio or the Funds. The Codes of Ethics can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. The Codes of Ethics are available on the EDGAR database on the SEC’s Internet site at www.sec.gov, and copies of the Codes of Ethics may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, DC 20549-1520.

5. INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP, of Two Financial Center, 60 South Street, Boston, Massachusetts, is the independent registered public accounting firm for the Funds.

6. TAXATION

The Taxation summary provided herein is based on the provisions of the Code, applicable U.S. Treasury regulations, administrative pronouncements of the U.S. Internal Revenue Service (“IRS”), and judicial decisions in effect as of the date of this Statement of Additional Information. Those authorities may be changed, possibly retroactively, or may be subject to differing interpretations so as to result in U.S. federal income tax consequences different from those summarized herein. Shareholders and prospective investors should consult their own tax advisors concerning the potential federal, state, local, and foreign tax consequences of an investment in a Fund, with specific reference to their own tax situation.

TAXATION OF THE FUNDS

Federal Taxes

Each Fund is treated as a separate entity for U.S. federal income tax purposes under the Code.

Each Fund has elected to be treated and intends to qualify each year as a “regulated investment company” under Subchapter M of the Code. As a regulated investment company, a Fund will not be subject to any federal income or excise taxes on its net investment income and the net realized capital gains that it distributes to shareholders, provided that it meets certain distribution requirements imposed by the Code. If a Fund should fail to qualify for treatment as a regulated investment company in any year, that Fund would incur a regular corporate federal income tax upon its taxable income, and Fund distributions would generally be taxable as ordinary dividend income to shareholders. Under certain circumstances, a Fund may be able to cure a failure to qualify as a regulated investment company, but, in order to do so, the Fund may incur significant Fund-level taxes and may be forced to dispose of certain assets.

The Funds will be subject to a nondeductible 4% U.S. federal excise tax on a portion of their undistributed ordinary income and capital gain net income if they fail to meet certain distribution requirements. The Funds intend to make distributions in such amounts and at such times so as not to be subject to the excise tax.

Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against a regulated investment company’s net investment income. Instead, for U.S. federal income tax purposes, potentially subject to certain limitations, a Fund may carry net capital losses from any taxable year forward to offset its capital gains in future years. A Fund is permitted to carry forward indefinitely a net capital loss from any taxable year that began after December 22, 2010. A Fund is permitted to carry forward a net capital loss from any taxable year that began on or before December 22, 2010 to offset its capital gains, if any, for up to eight years following the year of the loss. A Fund’s carryforwards of losses from taxable years that began after December 22, 2010 must be fully utilized before the Fund may utilize carryforwards of losses from taxable years that began on or before December 22, 2010. To the extent subsequent capital gains are offset by such losses, they will not result in U.S. federal income tax liability to the Fund and may not be distributed as capital gains to its shareholders. Generally, a Fund may not carry forward any losses other than net capital losses.

Foreign Income Taxes

Each Fund may be subject to certain taxes, including, without limitation, taxes imposed by foreign countries with respect to its income and capital gains. If eligible, a Fund may elect, for United States federal income tax purposes, to “pass through” foreign income taxes to its shareholders. The International Fund expects to qualify for and make this election, but we do not expect the Equity Fund or the Bond Fund to be able to pass through to shareholders foreign tax credits or deductions with respect to taxes imposed by foreign countries on those Funds’ income and capital gains.

For any year that a Fund qualifies for and makes such an election, each shareholder of the Fund will be required to include in his or her income an amount equal to his or her allocable share of such income taxes paid by the Fund to a foreign country’s government, and shareholders of the Fund will be entitled, subject to certain limitations, to credit their portions of these amounts against their United States federal income tax due, if any, or to deduct their portions from their United States taxable income, if any. No deductions for foreign income taxes paid by the Fund may be claimed, however, by noncorporate shareholders (including certain foreign shareholders described below) who do not itemize deductions. In addition, shareholders will not be able to claim a foreign tax credit with respect to taxes paid by the Fund unless certain holding period requirements are met. Shareholders that are exempt from tax under Section 501(a) of the Code, such as pension plans, generally will derive no benefit from this election. No deduction for such amounts will be permitted to individuals in computing their alternative minimum tax liability.

The United States has entered into tax treaties with many foreign countries that may entitle a Fund to a reduced rate of foreign tax or an exemption from foreign tax on such income; the Funds intend to qualify for treaty reduced rates where available. It is not possible, however, to determine a Fund’s effective rate of foreign tax in advance since the amount of the Funds’ assets to be invested within various countries is not known. Under certain circumstances, if a Fund receives a refund of foreign taxes paid in respect of a prior year, the value of the Fund’s shares could be reduced or the foreign tax credits or deductions passed through to shareholders in respect of the Fund’s foreign taxes for the current year could be reduced.

State Taxes

Each Fund is organized as a series of the Trust, a Massachusetts business trust. As long as a Fund qualifies as a “regulated investment company” under the Code, it will not have to pay Massachusetts income or excise taxes.

TAXATION OF SHAREHOLDERS

Taxation of Distributions

Shareholders of each Fund normally will have to pay federal income taxes on the dividends and other distributions they receive from the Fund, whether the distributions are paid in cash or reinvested in additional shares. Dividends from ordinary income and any distributions from net short-term capital gains are generally taxable to shareholders as ordinary income for federal income tax purposes. Distributions of net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses) are taxable to shareholders as long-term capital gains for federal income tax purposes without regard to the length of time the shareholders have held their shares. Distributions of ordinary dividends to a Fund’s noncorporate shareholders may be treated as “qualified dividend income,” which is taxed at reduced rates, to the extent such distributions are derived from, and reported by a Fund as, “qualified dividend income,” and provided that the recipient shareholder satisfies certain holding period requirements and refrains from making certain elections. If 95% or more of a Fund’s gross income, calculated without taking into account net capital gains, represents “qualified dividend income,” the Fund may report, and the Fund’s noncorporate shareholders may then treat, all such income as “qualified dividend income,” provided that the recipient shareholder satisfies certain holding period requirements and refrains from making certain elections. “Qualified dividend income” generally is income derived from dividends from U.S. corporations or from “qualified foreign corporations,” which are corporations that are either incorporated in a U.S. possession or eligible for benefits under certain U.S. tax treaties. Distributions from a foreign corporation that is not a “qualified foreign corporation” may nevertheless be treated as distributions paid by a “qualified foreign corporation” if the applicable stock is readily tradable on an established U.S. securities market. “Passive foreign investment companies” are not “qualified foreign corporations.” The Bond Fund does not expect any material portion of its distributions to be treated as qualified dividend income.

A 3.8% Medicare contribution tax generally applies to all or a portion of the net investment income of a shareholder who is an individual and not a nonresident alien for federal income tax purposes and who has adjusted gross income (subject to certain adjustments) that exceeds a threshold amount ($250,000 if married filing jointly or if considered a “surviving spouse” for federal income tax purposes, $125,000 if married filing separately, and $200,000 in other cases). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts. For these purposes, dividends, interest, and certain capital gains are generally taken into account in computing a shareholder’s net investment income.

Distributions by a Fund in excess of the Fund’s current and accumulated earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder’s tax basis in its shares and any such amount in excess of that basis will be treated as gain from the sale of shares.

Any Fund dividend that is declared in October, November, or December of any calendar year, that is payable to shareholders of record in such a month, and that is paid the following January will be treated as if received by the shareholders on December 31 of the year in which the dividend is declared.

Dividends-Received Deduction

If a Fund invests in equity securities of U.S. corporations, a portion of the Fund’s ordinary income dividends may be eligible for the dividends-received deduction for corporations if the recipient otherwise qualifies for that deduction with respect to its holding of Fund shares. Availability of the deduction for a particular corporate shareholder is subject to certain limitations. Any dividend from a Fund that would otherwise be eligible for the dividends-received deduction will be included in determining the excess, if any, of a corporate shareholder’s adjusted current earnings over its alternative minimum taxable income, which may increase its alternative minimum tax liability. Since the investment income of the Bond Fund is generally derived from interest rather than dividends, no material portion of the dividends received from this Fund is expected to be eligible for the dividends-received deduction. The portion of any Fund’s dividends that is derived from investments in foreign corporations will not qualify for such deduction.

“Buying a Dividend”

Any Fund distribution will have the effect of reducing the per share net asset value of shares in the Fund by the amount of the distribution. Shareholders purchasing shares shortly before or on the record date of any distribution may thus pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.

Disposition of Shares

In general, any gain or loss realized upon a taxable disposition of shares of a Fund by a shareholder that holds such shares as a capital asset will be treated as long-term capital gain or loss if the shares have been held for more than 12 months and otherwise as a short-term capital gain or loss. However, any loss realized by a shareholder upon a disposition of shares in a Fund held for 6 months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions by the Fund to the shareholder of long term capital gains. Any loss realized upon a disposition of shares may also be disallowed under rules relating to wash sales.

A Fund will report to the IRS the amount of sale proceeds that a shareholder receives from a sale or exchange of Fund shares. For sales or exchanges of shares acquired on or after January 1, 2012, a Fund will also report the shareholder’s basis in those shares and whether any gain or loss that the shareholder realizes on the sale or exchange is short-term or long-term gain or loss. For purposes of calculating and reporting basis, shares of a Fund acquired prior to January 1, 2012 and shares of that same Fund acquired on or after January 1, 2012 will generally be treated as held in separate accounts. If a shareholder has different bases for different shares of a particular Fund, acquired on or after January 1, 2012, in the same account (e.g., if a shareholder purchased Fund shares in the same account at different times for different prices), the Fund will calculate the basis of each share sold using a default method unless the shareholder has properly elected to use a different method. The Funds’ default method for calculating basis will be the average basis method, under which the basis per share is reported as the average of the bases of all of the shareholder’s Fund shares in the account. A shareholder may elect, on an account-by-account basis, to use a method other than average basis by following procedures established by the Funds. If such an election is made on or prior to the date of the first exchange or redemption of shares in the account, the new election will generally apply as if the average basis method had never been in effect for such account. If such an election is not made on or prior to such date, the shares in the account at the time of the election will retain their averaged bases. Shareholders should consult their tax advisers concerning the tax consequences of applying the average basis method or electing another method of basis calculation.

Taxation of Non-U.S. Shareholders

Dividends and certain other payments (but not including distributions of net capital gains, “short-term capital gain dividends” and “interest-related dividends” (described below)) to persons who are neither citizens nor residents of the United States or U.S. entities (“Non-U.S. Persons”) are generally subject to U.S. tax withholding at the rate of 30%. Each Fund intends to withhold at the 30% rate on taxable dividends and other payments to Non-U.S. Persons to the extent that such dividends and payments are subject to such withholding. A Fund may withhold at a lower rate permitted by an applicable treaty if the shareholder provides the documentation required by the Fund.

Dividends reported by a Fund as (i) interest-related dividends, to the extent such dividends are derived from the Fund’s “qualified net interest income,” or (ii) short-term capital gain dividends, to the extent such dividends are derived from the Fund’s “qualified short-term gain,” are generally exempt from this 30% withholding tax.

“Qualified net interest income” is a Fund’s net income derived from U.S.-source interest and original issue discount, subject to certain exceptions and limitations. “Qualified short-term gain” generally means the excess of a Fund’s net short-term capital gain for the taxable year over its net long-term capital loss, if any.

Unless certain non-U.S. entities that hold Fund shares comply with IRS requirements that will generally require them to report information regarding U.S. persons investing in, or holding accounts with, such entities, a 30% withholding tax will apply to Fund distributions payable to such entities and, after December 31, 2018, to redemptions and certain capital gain dividends payable to such entities. A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an applicable intergovernmental agreement between the U.S. and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of such agreement.

Backup Withholding

Each Fund is required in certain circumstances to apply backup withholding on reportable payments, including ordinary dividends, capital gain dividends, redemption proceeds, and certain other payments that are paid to any noncorporate shareholder (including a Non-U.S. Person) who does not furnish to the Fund certain information and certifications or who is otherwise subject to backup withholding. The backup withholding rate is currently 24%. Backup withholding will not, however, be applied to payments that are (or would be, but for the application of a treaty) subject to the 30% withholding tax on shareholders who are Non-U.S. Persons. Any amounts overwithheld may be recovered by such persons by filing a claim for refund with the IRS within the time period appropriate to such claims.

EFFECTS OF CERTAIN INVESTMENTS AND TRANSACTIONS

Certain Debt Instruments

An investment by the Bond Fund in zero coupon bonds, deferred interest bonds, payment-in-kind bonds, certain stripped securities, and certain securities purchased at a market discount will cause the Fund to recognize income prior to the receipt of cash payments with respect to those securities. In order to distribute this income and avoid a tax on the Fund, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Fund.

Options, etc.

A Fund’s transactions in options, futures contracts, forward contracts, swaps, and related transactions will be subject to special tax rules that may affect the amount, timing, and character of Fund income and distributions to shareholders. For example, certain positions held by a Fund on the last business day of each taxable year will be marked to market (i.e., treated as if closed out) on that day, and any gain or loss associated with the positions will be treated as 60% long-term and 40% short-term capital gain or loss. Certain positions held by a Fund that substantially diminish its risk of loss with respect to other positions in its portfolio may constitute “straddles,” and may be subject to special tax rules that would cause deferral of Fund losses, adjustments in the holding periods of Fund securities, and conversion of short-term into long-term capital losses. Certain tax elections exist for straddles that may alter the effects of these rules. Each Fund intends to limit its activities in options, futures contracts, forward contracts, swaps, and related transactions to the extent necessary to meet the requirements of the Code.

Foreign Securities

Special tax considerations apply with respect to foreign investments of each Fund. Foreign exchange gains and losses realized by a Fund will generally be treated as ordinary income and losses.

The Stock Funds may make equity investments in foreign entities that may be treated as “passive foreign investment companies” (or “PFICs”) for U.S. federal income tax purposes. If a Fund does invest in a PFIC, then that Fund may be required to pay additional tax (and interest) in respect of distributions from, and gains attributable to the sale or other disposition of the stock of, such PFIC. If the Fund is eligible to make and makes either a “qualified electing fund” election or a “mark to market” election with respect to its investment in a PFIC, then that Fund may have taxable income from such investment regardless of whether it receives any actual distributions of cash derived from the PFIC in any given year. In order to enable a Fund to distribute its share of this income and avoid a tax, the Fund may be required to liquidate portfolio securities that it might have otherwise continued to hold, potentially resulting in additional taxable gain or loss. The Funds do not anticipate that the Bond Fund will make equity investments in any foreign entity that is treated as a PFIC for U.S. federal income tax purposes.

Investments in REMICs

Any investment by the Bond Fund in residual interests of a CMO that has elected to be treated as a REMIC can create complex tax problems, especially if the Fund has state or local governments or other tax-exempt organizations as shareholders. Prospective investors that are tax exempt should consult their tax advisers regarding an investment in a Fund.

The foregoing discussion should not be viewed as a comprehensive discussion of the items referred to nor as addressing all tax considerations relevant to investors. Dividends and distributions may also be subject to state, local, or foreign taxes. Each current and prospective shareholder should consult his or her own tax advisers for additional details regarding potential tax consequences of an investment in a Fund, based on his or her particular tax status.

7. PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

Specific decisions to purchase or sell securities for the Funds are made by portfolio managers who are employees of the applicable Subadviser and who are appointed and supervised by its senior officers. The portfolio managers of the Funds may serve other clients of a Subadviser in a similar capacity.

The primary consideration in placing securities transactions for the Funds with broker-dealers for execution is to obtain and maintain the availability of execution at the most favorable prices and in the most effective manner possible. The applicable Subadviser attempts to achieve this result by selecting broker-dealers to execute transactions on behalf of the Funds and other clients of that Subadviser on the basis of their professional capability, the value and quality of their brokerage services, and the level of their brokerage commissions. A Subadviser may also consider social factors, such as whether the brokerage firm is minority-owned, in selecting broker-dealers, subject to the Subadviser’s duty to obtain best execution. In the case of securities traded in the over-the-counter market (where no stated commissions are paid but the prices include a dealer’s markup or markdown), a Subadviser normally seeks to deal directly with the primary market makers, unless in its opinion best execution is available elsewhere. In the case of securities purchased from underwriters, the cost of such securities generally includes a fixed underwriting commission or concession. Most of the Bond Fund’s transactions will be on a principal basis.

Notwithstanding the above, in compliance with Section 28(e) of the Securities Exchange Act of 1934, a Subadviser may select brokers who charge a commission in excess of that charged by other brokers, if the Subadviser determines in good faith that the commission to be charged is reasonable in relation to the brokerage and research services provided to the Subadviser by such brokers. Research services generally consist of research or statistical reports or oral advice from brokers and dealers regarding particular companies, industries, or general economic conditions. These services may provide both domestic and international perspective. The Manager or Subadviser may also have arrangements with brokers pursuant to which such brokers provide research services to the Manager or Subadviser in exchange for a certain volume of brokerage transactions to be executed by such brokers. Arrangements for the receipt of research services from brokers may create conflicts of interest. While the payment of higher commissions increases a Fund’s costs, the Subadviser and Manager do not believe that the receipt of such brokerage and research services significantly reduces its expenses as the Subadviser and Manager, respectively.

Research services furnished by brokers who effect securities transactions for the Funds may be used by the Subadviser or Manager in servicing other investment companies and accounts that it manages. Similarly, research services furnished to a Subadviser or the Manager by brokers who effect securities transactions for other investment companies and accounts that the Subadviser or Manager manage, respectively, may be used by the Subadviser or Manager in servicing the applicable Fund. Not all of these research services are used by a Subadviser or the Manager in managing any particular account, including the Funds.

The Funds encourage the Subadvisers to use minority- and women-owned brokerage firms to execute the Funds’ transactions, subject to the Subadviser’s duty to obtain best execution. A Subadviser may choose to direct transactions to minority- and women-owned brokerage firms that will contract for a correspondent broker to execute and clear the trades. While each Subadviser believes that it will obtain best execution in these transactions, the Funds may forego other benefits (like research) that it would have received if such transactions were executed through correspondent brokers directly. The Board of Trustees has determined that these arrangements are appropriate in light of the overall philosophy and goals of the Funds.

For the fiscal years ended July 31, 2017, 2016, and 2015, the Equity Fund paid brokerage commissions of $312,434, $454,720, and $554,251, respectively. For the fiscal years ended July 31, 2017, 2016, and 2015, the International Fund paid brokerage commission of $523,634, $437, 848, and $260,236, respectively.

No portfolio transactions may be executed with the Adviser or a Subadviser, or with any affiliate of the Adviser or a Subadviser, acting either as principal or as broker, except as permitted by applicable law.

The Equity Fund did not pay any brokerage commission to affiliated brokers during its fiscal years ended July 31, 2017, 2016, and 2015. The International Fund did not pay any brokerage commissions to affiliated brokers during its fiscal years ended July 31, 2017, 2016, and 2015.

For the fiscal years ended July 31, 2017, 2016, and 2015, the Bond Fund did not pay any brokerage commissions.

In certain instances there may be securities that are suitable for the Funds as well as for one or more of a Subadviser’s or Domini’s other clients. Investment decisions for the Funds and for a Subadviser’s or Domini’s other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Funds are concerned. However, it is believed that the ability of the Funds to participate in volume transactions will produce better executions for the Funds.

8. DESCRIPTION OF SHARES, VOTING RIGHTS, AND LIABILITIES

The Trust is a Massachusetts business trust established under a Declaration of Trust dated as of March 1, 1990. The Trust’s Declaration of Trust permits the Trust’s Board of Trustees to issue an unlimited number of shares of beneficial interest (par value $0.00001 per share) in separate series and to divide any such series into classes of shares. Currently the Funds are the only series offered by the Trust. The Equity Fund has four classes of shares: Investor shares, Class A shares, Institutional shares, and Class R shares. The International Fund has four classes of shares: Investor shares, Class A shares, Institutional shares and Class Y shares. The Bond Fund has four classes of shares: the Investor shares, Institutional shares, Class R shares and Class Y shares. No Class R shares of the Bond Fund are being offered or are outstanding as of the date of this Statement of Additional Information. Each share of each class represents an equal proportionate interest in a series with each other share of that class. Upon liquidation or dissolution of a Fund, the Fund’s shareholders are entitled to share pro rata in the Fund’s net assets available for distribution to its shareholders. The Trust reserves the right to create and issue additional series and classes of shares, and to redesignate series and classify and reclassify classes, whether or not shares of the series or class are outstanding. The Trust also reserves the right to modify the preferences, voting powers, rights, and privileges of shares of each class without shareholder approval. Shares of each series participate equally in the earnings, dividends, and distribution of net assets of the particular series upon the liquidation or dissolution (except for any differences among classes of shares of a series).

The assets of the Trust received for the issue or sale of the shares of each series and all income, earnings, profits, and proceeds thereof, subject only to the rights of creditors, are specifically allocated to such series and constitute the underlying assets of such series. The underlying assets of each series are segregated on the books of account, and are to be charged with the liabilities in respect to such series and with such a share of the general liabilities of the Trust. If a series were unable to meet its obligations, the assets of all other series might be available to creditors for that purpose, in which case the assets of such other series could be used to meet liabilities that are not otherwise properly chargeable to them. Expenses with respect to any two or more series are to be allocated in proportion to the asset value of the respective series except where allocations of direct expenses can otherwise be fairly made. The officers of the Trust, subject to the general supervision of the Trustees, have the power to determine which liabilities are allocable to a given series, or which are general or allocable to two or more series. In the event of the dissolution or liquidation of the Trust or any series, the holders of the shares of any series are entitled to receive as a class the value of the underlying assets of such shares available for distribution to shareholders.

The Trustees of the Trust have the authority to designate additional series and classes of shares, to divide any series, and to designate the relative rights and preferences as between the different series and classes of shares. All shares issued and outstanding will be fully paid and nonassessable by the Trust, and redeemable as described in this Statement of Additional Information and in the Prospectus. The Trust may involuntarily redeem shareholder’s shares at any time for any reason the Trustees of the Trust deem appropriate, including for the following reasons: (a) in order to eliminate inactive, lost, or very small accounts for administrative efficiencies and cost savings, (b) to protect the tax status of a Fund if necessary, and (c) to eliminate ownership of shares by a particular shareholder when the

Trustees determine that the particular shareholder’s ownership is not in the best interests of the other shareholders of a Fund.

Each shareholder of a Fund is entitled to one vote for each dollar of net asset value (number of shares owned times net asset value per share) represented by the shareholder’s shares in the Fund, on each matter on which the shareholder is entitled to vote. Each fractional dollar amount is entitled to a proportionate fractional vote. Shareholders of the Funds and all other series of the Trust, if any, will generally vote together on all matters except when the Trustees determine that only shareholders of a particular Fund, series, or class are affected by a particular matter or when applicable law requires shareholders to vote separately by Fund or series or class. Except when a larger vote is required by applicable law, a majority of the voting power of the shares voted in person or by proxy on a matter will decide that matter and a plurality of the voting power of the shares voted in person or by proxy will elect a Trustee. Shareholders of the Trust do not have cumulative voting rights, and shareholders owning more than 50% of the outstanding shares of the Trust may elect all of the Trustees of the Trust if they choose to do so, and in such event the other shareholders of the Trust would not be able to elect any Trustee.

The Trust is not required and has no current intention to hold annual meetings of shareholders, but the Trust will hold special meetings of the Trust’s or a Fund’s shareholders when in the judgment of the Trust’s Trustees it is necessary or desirable to submit matters for a shareholder vote. Shareholders have the right to remove one or more Trustees under certain circumstances.

The Trust may, without shareholder approval, change a Fund’s form of organization, reorganize any Fund or series, any class, or the Trust as a whole into a newly created entity or a newly created series of an existing entity, or incorporate any Fund, any other series, any class, or the Trust as a whole as a newly created entity. If recommended by the Trustees, the Trust, any Fund, any other series, or any class of the Trust may merge or consolidate or may sell, lease, or exchange all or substantially all of its assets if authorized at any meeting of shareholders by a vote of the majority of the outstanding voting securities (as defined in the 1940 Act) of the Trust voting as a single class or of the affected Fund, series, or class, or by written consent, without a meeting, of the holders of shares representing a majority of the voting power of the outstanding shares of the Trust voting as a single class, or of the affected Fund, series or class. The Trust may be terminated at any time by a vote of the majority of the outstanding voting securities (as defined in the 1940 Act) of the Trust. Any Fund, any other series of the Trust, or any class of any series, may be terminated at any time by a vote of the majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund or that series or class, or by the Trustees by written notice to the shareholders of the Fund or that series or class. If not so terminated, the Trust will continue indefinitely. Except in limited circumstances, the Trustees may, without any shareholder vote, amend or otherwise supplement the Trust’s Declaration of Trust.

The Trust’s Declaration of Trust provides that, at any meeting of shareholders of the Trust or of any Fund, a Shareholder Servicing Agent may vote any shares as to which such Shareholder Servicing Agent is the agent of record and that are not represented in person or by proxy at the meeting, proportionately in accordance with the votes cast by holders of all shares otherwise represented at the meeting in person or by proxy as to which such Shareholder Servicing Agent is the agent of record. Any shares so voted by a Shareholder Servicing Agent will be deemed represented at the meeting for purposes of quorum requirements.

The Declaration of Trust provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust, that the Trustees and officers will not be liable for errors of judgment or mistakes of fact or law, and that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust unless, as to liability to Trust or Fund shareholders, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in their offices, or unless with respect to any other matter it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interests of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition, or by a reasonable determination, based upon a review of readily available facts, by vote of a majority of Disinterested Trustees (as defined in the Declaration of Trust) or in a written opinion of independent counsel, that such Trustees or officers have not engaged in willful misfeasance, bad faith, gross negligence, or reckless disregard of their duties.

Under Massachusetts law, shareholders of a Massachusetts business trust may, under certain circumstances, be held personally liable as partners for its obligations and liabilities. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Funds and provides for indemnification and reimbursement of expenses out of Fund property for any shareholder held personally liable for the obligations of a Fund. The Declaration of Trust also provides for the maintenance, by or on behalf of the Trust and the Funds, of appropriate insurance (e.g., fidelity bonding and errors and omissions insurance) for the protection of the Funds and their shareholders and the Trust’s Trustees, officers, employees, and agents covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and a Fund itself was unable to meet its obligations.

The Trust’s Declaration of Trust provides that shareholders may not bring suit on behalf of the Fund without first requesting that the Trustees bring such suit. Such demand should be mailed to the Secretary of the Trust at the Trust’s principal office and should set forth in reasonable detail the nature of the proposed suit and the essential facts relied upon by the shareholder to support the allegations made in the demand. A Trustee is not considered to have a personal financial interest in any action or otherwise be disqualified from ruling on a shareholder demand by virtue of the fact that such Trustee receives remuneration from his or her service as Trustee or as a trustee of funds with the same or an affiliated investment adviser or distributor, or by virtue of the amount of such remuneration.

The Trust’s Declaration of Trust provides that by becoming a shareholder of a Fund, each shareholder shall be expressly held to have assented to and agreed to be bound by the provisions of the Declaration.

9. FINANCIAL STATEMENTS

The audited financial statements of the Equity Fund (Statement of Assets and Liabilities at July 31, 2017, Statement of Operations for the year ended July 31, 2017, Statements of Changes in Net Assets for each of the years in the two-year period ended July 31, 2017, Financial Highlights for each of the years or periods in the five-year period ended July 31, 2017, Notes to Financial Statements, and Independent Registered Public Accounting Firm’s Report) are hereby incorporated by reference to the Annual Report to Shareholders of the Equity Fund, which has been filed with the SEC pursuant to Section 30(b) of the 1940 Act and Rule 30b2-1 thereunder. A copy of the Annual Report may be obtained without charge from Domini Impact Investments by calling 1-800-582-6757 or online at www.domini.com/funddocuments.

The audited financial statements of the International Fund (Statement of Assets and Liabilities at July 31, 2017, Statement of Operations for the year ended July 31, 2017, Statements of Changes in Net Assets for each of the years in the two-year period ended July 31, 2017, Financial Highlights for each of the years or periods in the five-year period ended July 31, 2017, Notes to Financial Statements, and Independent Registered Public Accounting Firm’s Report), are hereby incorporated by reference to the Annual Report to Shareholders of the International Fund, which has been filed with the SEC pursuant to Section 30(b) of the 1940 Act and Rule 30b2-1 thereunder. A copy of the Annual Report may be obtained without charge from Domini Impact Investments by calling 1-800-582-6757 or online at www.domini.com/funddocuments.

The audited financial statements of the Bond Fund (Statement of Assets and Liabilities at July 31, 2017, Statement of Operations for the year ended July 31, 2017, Statements of Changes in Net Assets for each of the years in the two-year period ended July 31, 2017, Financial Highlights for each of the years or periods in the five-year period ended July 31, 2017, Notes to Financial Statements, and Independent Registered Public Accounting Firm’s Report) are hereby incorporated by reference to the Annual Report to Shareholders of the Bond Fund, which has been filed with the SEC pursuant to Section 30(b) of the 1940 Act and Rule 30b2-1 thereunder. A copy of the Annual Report may be obtained without charge from Domini Impact Investments by calling (800) 582-6757 or online at www.domini.com/funddocuments.

* * * * *

,	Domini Impact Investments®, Domini®, Investing for Good®, and The Way You Invest Matters® are registered service marks of Domini. Domini Impact Equity FundSM, Domini Impact International Equity FundSM, and Domini Impact Bond FundSM are service marks of Domini Impact Investments LLC (“Domini”). The Domini Impact Investment Standards is copyright © 2006-2016 by Domini Impact Investments LLC. All rights reserved.

APPENDIX A

RATINGS INFORMATION

The following ratings are opinions of Standard & Poor’s Ratings Services, a division of McGraw-Hill Companies, Inc. (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”), or Fitch, Inc. (“Fitch”), not recommendations to buy, sell, or hold an obligation. The ratings below are as described by the rating agencies. While the rating agencies may from time to time revise such ratings, they are under no obligation to do so. No reliance is made upon the credit rating firms as “experts” as that term is defined for securities purposes. Rather, reliance on this information is on the basis that such ratings have become generally accepted in the investment business.

In the case of “split-rated” securities or loans (i.e., securities or loans assigned non-equivalent credit quality ratings, such as Baa by Moody’s but BB by S&P or Ba by Moody’s and BB by S&P but B by Fitch), the subadviser will determine whether a particular security or loan is considered investment grade or below-investment grade as follows: (a) if all three credit rating agencies have rated a security or loan the median credit rating is used for this determination, and b) if only two credit rating agencies have rated a security, the lower (e.g., most conservative) credit rating is used. If only one credit rating agency has rated a security, the one credit rating available will be used by the subadviser. If a security is not rated by all three credit rating agencies, then an internal credit rating, as determined by the subadviser, may be used. In the case of intermediate ratings, they are included in the category of the primary rating. For example, BBB- and BBB+ are included in BBB and Baa includes Baa1, Baa2 and Baa3.

For certain securities, such as newly-issued bonds, expected credit ratings may be used until actual credit ratings are assigned by the credit rating agencies. In such cases, the securities may be purchased if it is anticipated at the time of purchase that rating agencies will assign ratings that are compliant with the investment guidelines. Should the actual credit rating assigned to a security diverge from the expected rating, the Fund’s subadviser will decide whether the Fund should continue to hold or sell the security. If an issue remains unrated by these rating agencies or it is anticipated that it will not be rated, then an internal credit rating, as determined by the subadviser, may be used.

Excerpts from Standard & Poor’s Description of its Ratings

Standard & Poor’s Four Highest Long-term Issue Credit Ratings

AAA — An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA — An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A — An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB — An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Plus (+) or Minus (-) — The ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

A-1

NR — This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Standard & Poor’s Short-term Issue Credit Ratings

A-1 — A short-term obligation rated “A—1” is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments is extremely strong.

A-2 — A short-term obligation rated “A—2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3 — A short-term obligation rated “A—3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B — A short-term obligation rated “B” is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

C — A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.

D — A short-term obligation rated “D” is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within any stated grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

NR — An issuer designated NR is not rated.

Standard & Poor’s Municipal Credit Ratings

A Standard & Poor’s municipal note rating reflects Standard & Poor’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, Standard & Poor’s analysis will review the following considerations: (1) Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and (2) Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1 - Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2 - Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 - Speculative capacity to pay principal and interest.

A-2

There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (MIG) and are divided into three levels — MIG 1 through MIG 3. In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade. MIG ratings expire at the maturity of the obligation.

MIG 1. This designation denotes superior quality.

Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2. This designation denotes strong credit quality. Margins of protection, are ample although not so large as in the preceding group.

MIG 3. This designation denotes acceptable credit quality. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

SG. This designation denotes speculative-grade quality. Debt instruments in this category may lack sufficient margins of protection.

Standard & Poor’s Variable Rate Demand Obligations Ratings

In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of the degree of risk associated with the ability to receive purchase price upon demand (“demand feature”), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating.

When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

VMIG rating expirations are a function of each issue’s specific structural or credit features.

VMIG 1. This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

VMIG 2. This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3. This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG. This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Standard & Poor’s Dual Credit Ratings

Dual ratings may be assigned to debt issues that have a put option or demand feature. The first component of the rating addresses the likelihood of repayment of principal and interest as due, and the second component of the rating addresses only the demand feature. The first component of the rating can relate to

A-3

either a short-term or long-term transaction and accordingly use either short-term or long-term rating symbols. The second component of the rating relates to the put option and is assigned a short-term rating symbol (for example, ‘AAA/A-1+’ or ‘A-1+/A-1’). With U.S. municipal short-term demand debt, the U.S. municipal short-term note rating symbols are used for the first component of the rating (for example, ‘SP-1+/A-1+’).

Excerpts from Moody’s Description of its Ratings

Moody’s Four Highest Long-Term Obligation Credit Ratings

Moody‘s Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default.

Aaa — Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa — Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A — Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa — Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms. By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

Moody’s Short-Term Ratings

Moody‘s short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect the likelihood of a default on contractually promised payments. Moody’s employs the following designations to indicate the relative repayment ability of related issuers.

P-1 - Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations

P-2 - Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations

P-3 - Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP - Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

A-4

Excerpts from Fitch’s Description of its Ratings

Rated entities in a number of sectors, including financial and non-financial corporations, sovereigns and insurance companies, are generally assigned Issuer Default Ratings (IDRs). IDRs opine on an entity’s relative vulnerability to default on financial obligations. The “threshold” default risk addressed by the IDR is generally that of the financial obligations whose non-payment would best reflect the uncured failure of that entity. As such, IDRs also address relative vulnerability to bankruptcy, administrative receivership or similar concepts, although the agency recognizes that issuers may also make pre-emptive and therefore voluntary use of such mechanisms.

In aggregate, IDRs provide an ordinal ranking of issuers based on the agency’s view of their relative vulnerability to default, rather than a prediction of a specific percentage likelihood of default. For historical information on the default experience of Fitch-rated issuers, please consult the transition and default performance studies available from the Fitch Ratings website.

Fitch’s Four Highest Long-Term Obligation Credit Ratings

AAA — Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA — Very high credit quality. ‘AA ratings denote a very low expectation of credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A — High credit quality. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB — Good credit quality. ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

Note: The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-Term IDR category, or to Long-Term IDR categories below ‘B’.

Fitch’s Short-Term Ratings

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

F1 — Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2 — Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3 — Fair short-term credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

A-5

B — Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near-term adverse changes in financial and economic conditions.

C — High short-term default risk. Default is a real possibility.

RD — Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

D — Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

A-6

Appendix B

Proxy Voting Policies and Procedures

These Proxy Voting Policies and Procedures have been adopted by the Domini Investment Trust on behalf of its series, the Domini Impact Equity Fund, Domini Impact International Equity Fund and Domini Impact Bond Fund (collectively, the “Domini Funds” or the “Funds”) to ensure that all proxies for securities held by the Funds are cast in the best interests of the Domini Funds’ shareholders, to whom the Funds owe a fiduciary duty.

The Board of Trustees (“BOT”) of the Domini Funds has delegated the responsibility to vote proxies for the Funds to Domini Impact Investments LLC, the Funds’ investment advisor (“Domini” or the “Advisor”). The BOT reviews and adopts Domini’s Proxy Voting Policies and Procedures on an annual basis on behalf of the Funds, and receives quarterly reports from Domini regarding the execution of its proxy voting duties.

The BOT also delegates the responsibility for resolving conflicts of interest that may arise between Domini and the Domini Funds in the execution of the Advisor’s proxy voting duties to the Advisor. Pursuant to Domini’s Procedures, where a significant conflict of interest arises, the BOT expects Domini to consult with one or more members of the independent trustees to determine an appropriate course of action (see “Conflicts of Interest” below).

I.	The Domini Funds’ Proxy Voting Guidelines

The following Guidelines summarize the Funds’ positions on various issues of concern to socially responsible investors and indicate how the Funds will vote their shares on each issue. The Guidelines have been developed to ensure consistency with the social and environmental standards applied to our Funds’ portfolios and our overall stock selection process.

Because the Funds have a fiduciary duty to vote all shares in the best interests of the Funds’ shareholders, the Funds vote proxies after considering shareholders’ financial interests and social objectives. For that reason, there may be instances in which the Funds’ shares may not be voted in strict adherence to these Guidelines, based on our review of the merits of the proposal and the performance of the issuer on the topic presented. We may, for example, abstain or vote against certain shareholder proposals where we have concerns about the framing of the proposal, including cases where we do not believe the proposal’s request is reasonable, or where we believe the company has sufficiently addressed the core concerns that are raised.

The general principles guiding Domini’s proxy voting practices apply globally, and we will seek to apply these Guidelines consistently in all markets. However, there are significant differences between the U.S. and other markets that may require Domini to modify the application of these Guidelines for certain non-U.S. markets. We may, for example, modify the application of these guidelines in deference to international differences in corporate governance structures, disclosure regimes, and cultural norms. In addition, due to particularly onerous procedural impediments in certain countries, we will not always be assured of our ability to vote our clients’ shares. (See Section II: “Voting in Non-U.S. Markets,” below, for more detail.)

These Guidelines are subject to change without notice.

Introduction

As an investment advisor and mutual fund manager, we at Domini Impact Investments LLC (“Domini”) have an important opportunity to enhance shareholder value and corporate accountability through our proxy voting policies. As socially responsible investors, we have always viewed the proxy voting process as a critically important avenue through which shareholders can engage with management on a wide range of important issues.

We have a fiduciary duty to ensure that the proxy voting responsibilities entrusted to us are exercised in the best interests of our clients and fund shareholders (our “investors”). We also believe that our investors have a right to know how we are exercising these important responsibilities, and to understand the positions we are taking on their behalf.

We vote all our proxies according to published guidelines, which cover more than 100 corporate governance, social, and environmental issues. Our Guidelines were first distributed to Fund shareholders in 1992 and then every year since 1996. The Funds’ Board of Trustees has received quarterly reports on how we are exercising our proxy voting duties since the Funds’ inception. In 1999, we became the first mutual fund manager to publish our actual votes. In 2001, we petitioned the Securities and Exchange Commission to require all mutual funds to disclose their proxy voting policies and actual votes, and in 2003, the SEC adopted a rule requiring funds and investment advisors to do so.

The Rationale Guiding Domini’s Proxy Voting

Domini’s investors have long-term financial and social objectives. These can include retirement, paying for a college education, building wealth, and working toward a safer, cleaner, more equitable world for their children. These goals are not served when corporations externalize their costs of doing business on society. A corporation that delivers only short-term profits to its shareholders at the long-term expense of its employees, the communities in which it operates, or the natural environment has not delivered the long-term value that our clients are seeking to achieve through their investments.

As socially responsible investors, we are seeking to invest in corporations that deliver long-term shareholder value in harmony with society and the natural environment. Corporations sit within a complex web of stakeholders composed of shareholders, employees, communities, customers, and the environment. Mismanagement of stakeholder relations can involve substantial financial costs. Shareholders provide corporations with capital, but communities provide them with employees, consumers, and a legal framework within which to operate, and the environment provides corporations with raw materials for their operations. In return, corporations provide jobs, goods, services, and profits. A corporation that intends to deliver value over the long term must effectively manage its relations with all its stakeholders, and be responsive to the needs and demands of these various constituencies. We believe that those corporations that eventually achieve this goal will deliver significant value to all stakeholders, including their shareholders.

Shareholders possess certain unique rights and privileges with respect to the management of the corporations they own. As socially responsible investors, it is our view that we have the obligation to appropriately direct management’s attention to the broader web of stakeholders upon which the corporation depends. Shareholders are the only corporate stakeholder given an opportunity to communicate with management through the proxy rules. Therefore, we believe it is incumbent upon us to carefully consider the concerns of this broader community that is often without effective voice, and to raise these concerns with management when they are reasonable and consistent with our investors’ objectives. In the process, we believe we are building long-term shareholder value.

We believe that corporations are best equipped to create long-term, broad-based wealth both for their stockowners and for their other stakeholders when they are transparent, accountable, and adopt democratic governance principles. Our proxy voting guidelines, while varying in their particulars, are based on and reflect these core values.

CORPORATE GOVERNANCE

Annual Meetings — In-Person Annual Meetings

Some corporations have lobbied to replace “face-to-face” annual meetings with “virtual meetings” broadcast over the Internet. Shareholders have argued that Internet access to annual meetings should only supplement and not replace in-person annual meetings. We will support resolutions asking directors to affirm the continuation of in-person annual meetings.

Auditors — Independence

We will support the reappointment of the company’s auditor unless we have reason to believe that the independence of the audit may be compromised. We believe that significant non-audit fees can compromise the independence of the audit. Therefore, we will oppose the appointment of auditors where non-audit fees, such as consulting fees, represent more than 25% of the total fees paid to the auditor, where such data is available. (We will include audit-related fees and tax compliance/preparation fees in our calculation of audit fees.)

In addition, we will review on a case-by-case basis the appointment of auditors who have a significant professional or personal relationship with the company, or where there is reason to believe that the auditor has rendered an inaccurate opinion.

We will support shareholder proposals asking companies to adopt a policy to ensure that the firm that is appointed to be the company’s independent accountants will only provide audit services to the company and not provide any other services.

We will also support shareholder proposals that set a reasonable period for mandatory rotation of the auditor (at least every five years).

We will support shareholder proposals asking companies to place the ratification of auditors on the agenda.

Audit Committee Accountability

The Audit Committee is ultimately responsible for the company’s internal financial reporting controls, and for addressing problems when they arise. We will consider opposing audit committee members for the following reasons:

•	We will oppose members of the audit committee where the audit committee has approved an audit contract where non-audit fees exceed audit fees.

•	We will oppose audit committee members at companies with ineffective internal controls, considering whether the company has a history of accounting problems, or significant recent problems, and the board’s efforts to address them.

•	Audit committees that remove auditor ratification from the proxy are impairing an important avenue of investor oversight of corporate practices. Such actions raise serious concerns whether the audit committee is adequately serving its proper function. In cases where a company has pulled auditor ratification from the ballot, we will oppose members of the audit committee.

Board of Directors — Accountability

We will oppose individual directors who have demonstrated disregard for their responsibilities to shareholders and other stakeholders. For example, we will oppose directors who have attended less than 75% of board and committee meetings without a valid excuse or who have ignored a shareholder proposal that received the support of a majority of the votes cast in the previous year. We will also oppose individual directors, committees, or the entire slate for material failures of governance, stewardship, risk management or violation of other fiduciary responsibilities to the company, including failure to adequately address serious social or environmental risks or impacts. We will evaluate “Vote No” campaigns on a case-by-case basis, considering our governance policies, the arguments presented by proponents of the campaign and the company’s performance on the issues addressed.

We will oppose the entire board slate (except for new nominees) in cases where the director(s) receive more than 50% withhold votes out of those cast and the issue that was the underlying cause of the high level of withhold votes in the prior election has not been addressed. The adequacy of the company’s response will be analyzed on a case-by-case basis.

Board of Directors — Composition

Diversity

Typically, a board committee selects nominees for the board, and they run unopposed. If the board does not include at least one woman and one person of color, we will oppose the board’s nominees. In addition, if 30% of the board is not represented by either women or persons of color, we will oppose the members of the nominating committee. Outside of the United States, we will generally apply this policy with respect to gender only, with the exception of Canada and the United Kingdom.

Shareholders have asked boards to make greater efforts to search for qualified female and minority candidates for nomination to the board of directors, to endorse a policy of board inclusiveness, and to issue reports to shareholders on their efforts to increase diversity on their boards. We will support these resolutions.

Independence

Majority of Independent Directors

It is in the best interest of all stockholders that a majority of board members be independent. NYSE and Nasdaq listing standards require that most listed companies have majority-independent boards. We will oppose insiders and affiliated outsiders on boards that do not consist of a majority of independent directors. We will support shareholder resolutions asking management to amend company bylaws to ensure that the board has a majority or a supermajority (two thirds or three quarters) of independent directors.

Independent Chair

To ensure that the board represents the interests of the shareholders and is able to effectively monitor and evaluate the CEO and other top officers, we believe the position of chair of the board should be held by an independent director. We will therefore oppose the chair of the board if that person is not independent. We will support shareholder proposals to separate the position of chair and CEO, and proposals that request that the position of chair be held by an independent director who has not served as CEO.

Independence of Key Committees

We believe that it is critical to the protection of shareholder interests that certain key committees, such as the audit committee, the nominating committee, the compensation committee, and the corporate governance committee, be composed entirely of independent directors. We will oppose inside directors and affiliated outside directors nominated to these committees.

We will support shareholder resolutions requesting that these committees be composed exclusively of independent directors.

Qualifications for Independence

In determining the independence of board members, we use the definition developed by ISS, as revised from time to time. ISS divides directors into three categories: Inside, Affiliated, and Independent. To be “independent,” a director must have no material connection to the company other than his or her board seat.

Often, “independent” or “outside” directors are so only in that they are not employees of the company. Their ties to management make them de facto insiders, and therefore their representation of the interests of external constituencies is minimal. Some shareholders have proposed that boards nominate independent directors subject to very strict criteria defining “independent.” We will generally support these resolutions, unless they impose particularly onerous or unreasonable requirements.

Over-Boarded Directors

To be an effective board member requires a certain time commitment. Many directors serve on more than one board, and do so effectively. However, some directors overextend themselves by serving on a large number of boards. We will oppose directors who sit on more than four public company boards, or are CEOs (of a public or private for-profit company) and sit on more than two total public company boards besides their own.

Reduce Size

Some shareholders have sought to reduce the size of boards as a cost-cutting measure. However, the costs associated with boards are relatively small, and considerations other than size should be weighed carefully. We will consider both management and shareholder proposals to change the size of the board on a case-by-case basis, and will generally oppose proposals to reduce the size of the board solely as a cost-cutting measure, where this can be determined. We will generally support proposals to limit the size of the board to a reasonable number, such as 7-10.

We will vote against proposals that give management the ability to alter the size of the board without shareholder approval.

Board of Directors — Cumulative Voting

Cumulative voting allows shareholders to cast all of their votes for one nominee to the board. Theoretically, it facilitates the election of dissidents to the board. In practice, however, it violates the principles of fairness and equity by granting minority shareholders a disproportionate voice in running the company. We will oppose bylaws requiring cumulative voting. We will generally vote for the elimination of cumulative voting or against shareholder proposals to restore or provide for cumulative voting, unless we are voting at a controlled company (insider voting power >50%).

Board of Directors — Director-Shareholder Dialogue

Shareholders have asked that corporations establish an Office of the Board of Directors to facilitate communication between nonmanagement directors and shareholders. A committee of nonmanagement directors would be responsible for the Office. We will support these resolutions.

Board of Directors — Establish Board Committee on Human Rights or Sustainability

Shareholders have filed binding resolutions seeking the creation of a board committee on human rights or sustainability. We believe that a properly constituted board committee focused on these issues would help to ensure a place for human rights and sustainability on the board’s regular agenda, and should help companies to more proactively address the various long-term risks imposed by poor management of these issues. We will generally support these proposals.

Board of Directors — Indemnification

A board may use indemnification policies that go well beyond accepted norms to protect itself against shareholder actions in the wake of unsuccessful takeover attempts. We will oppose these resolutions.

Board of Directors — Mandatory Share Ownership

Shareholders have proposed that all directors should own stock in the company. In general, directors should own stock in the companies on whose boards they sit. However, boards should not be restricted to those financially able to buy stock. We will oppose these resolutions.

Board of Directors — Director Elections

Majority Vote Standard

In practice, most corporations allow shareholders to approve board candidates as selected by the board, rather than to truly “elect” candidates from a pool of nominees. To further democratize the election process, shareholders have requested that there be more director nominees than there are board seats to be filled during a board election. Such an arrangement would enhance the ability of shareholders to choose candidates who would more accurately represent their interests.

In addition, most U.S. corporations elect their directors based on a plurality vote standard. Under this standard, a director will still be elected, even if 99.9% of shareholders withheld their vote. Shareholders have asked that boards of directors initiate a process to amend the company’s governance documents (certificate of incorporation or bylaws) to require that directors be elected by a majority of votes cast at the annual meeting.

We will generally support both binding and non-binding resolutions seeking to establish a majority vote standard. We will scrutinize binding resolutions more carefully to ensure that the specific formulation is workable. For example, we will vote against such proposals if there is no carve-out for a plurality standard in contested elections.

Proxy Access

We support the concept of “proxy access”, allowing shareholders access to the corporate proxy to nominate directors and will continue to support public policy proposals and shareholder proposals seeking to achieve this important objective. We will generally support management and shareholder proposals with the following features:

•	Ownership threshold: maximum requirement not more than three percent (3%) of the voting power;

•	Aggregation: minimal or no limits on the number of shareholders permitted to form a nominating group;

•	Ownership duration: maximum requirement not longer than three (3) years of continuous ownership for each member of the nominating group;

•	Cap: cap on nominees of generally twenty-five percent (25%) of the board.

We believe these features constitute an emerging consensus among investors, and will oppose proposals that set more restrictive conditions. We will also vote for shareholder proposals calling for the reimbursement of reasonable costs incurred in connection with nominating one or more candidates in a contested election.

Consistent with these policies, we will also vote against proposals that provide that directors may be removed only for cause and will support proposals seeking to promote the ability of shareholders to remove directors with or without cause.

Board of Directors — Shareholder Advisory Board

Shareholders have asked that corporations create a shareholder advisory board to represent the owners’ views to the board. Boards with a sufficient number of outside directors should represent the interests of shareholders. We will oppose such resolutions.

Board of Directors — Staggered Terms

The annual election of all directors is considered a necessary part of maintaining accountability to shareholders. Many corporate governance activists also argue that a classified board structure is frequently used as a takeover defense that may shelter an otherwise poorly performing company from a takeover that may be in shareholders’ best interests. We are concerned, however, that the annual election of directors can have the unintended consequence of focusing the board on short- term results and, more specifically, stock price, at the expense of the long-term interests of the company. We believe that short-term thinking is a significant and pervasive threat to long-term shareholder value, and to society. A classified board, while not an ideal structure, may help shield directors from the need to place quarterly results ahead of long-term objectives. We will oppose resolutions to abolish staggered boards.

CEO Succession Planning

As investors concerned about the long-term sustainability and viability of the companies we invest in, we believe it is critically important that large corporations have thoughtful plans in place when the need arises to replace the CEO. We will therefore generally vote for proposals seeking disclosure on the company’s CEO succession plan.

Employee Benefits — Cash Balance Pension Plans

In the late 1990s, many companies converted their pension plans from traditional defined benefit pension plans to cash-balance plans. Older workers can lose significant pension earnings if their traditional pension is replaced by a cash-balance plan that puts them on an equal earning footing with younger workers. Shareholders have asked companies to give employees the choice of either a defined benefit pension plan or a cash-balance plan. We will support these resolutions.

Employee Compensation — Employee Stock Ownership Plans (ESOPs)

In the expectation that companies fostering employee ownership will grow faster, attract and retain higher-quality employees, create more employee wealth, and achieve sustained superior performance, shareholders have asked corporation to create and fund ESOPs, and report on employee ownership. We will support these resolutions.

Executive and Director Compensation

Reasonable Compensation

We support reasonable compensation packages for managers and directors. In general, we do not regard the following as reasonable:

●	Pension plans for outside directors (since they usually benefit from other plans)

●	Gold or silver parachute plans triggered by a takeover

●	Total compensation to outside directors exceeding $100,000 per year

●	Total compensation to chief executive officers exceeding $10,000,000 per year

We will oppose resolutions proposing these or similar compensation schemes. In addition, we will support resolutions calling for companies to review and report on executive compensation.

We will oppose directors serving on the compensation committee where there is evidence that they have not taken steps to address issues of excessive executive or director compensation or other problematic practices, such as options backdating, or have failed to provide investors with adequate disclosure regarding executive and director compensation.

We will generally vote for proposals calling for companies to adopt a policy of not providing tax gross-up payments to executives, except in situations where gross-ups are provided pursuant to a plan, policy, or arrangement applicable to management employees of the company, such as a relocation or expatriate tax equalization policy.

We will generally vote for proposals asking companies to adopt a policy of obtaining shareholder approval for any future agreements and corporate policies that could oblige the company to make payments or awards following the death of a senior executive in the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards made in lieu of compensation.

We will vote on a case-by-case basis on proposals to recoup unearned incentive bonuses or other incentive payments made to senior executives if it is later determined that the figures upon which incentive compensation is earned later turn out to have been in error.

Say-on-Pay

We are strong supporters of “say-on-pay”, now codified in the Dodd-Frank legislation. We support an annual advisory vote on compensation. Although we generally oppose tying executive compensation to short-term measures, we believe that annual review is the best method to ensure accountability. We will consider voting against members of the compensation committee where a company’s previous say-on-pay proposal received the support of less than 70% of votes cast and appropriate steps were not taken to address executive compensation.

CEOs Serving on Compensation Committees

Compensation committees must be independent of management to ensure fair and impartial negotiations of pay with individual executives. We are concerned that the inclusion of CEOs on the compensation committee may result in more generous pay packages for senior executives than what is necessary to attract and retain talent. CEOs who benefit from generous pay may view large compensation packages as necessary to retain and motivate other executives. Perhaps most importantly, because compensation packages are often based on surveys detailing what their peers are earning, CEOs are subject to particularly troublesome conflicts of interest when they serve on compensation committees. It is in their general interest to see their peers’ compensation rise. We will support shareholder proposals seeking to bar CEOs from serving on compensation committees, and will oppose directors serving on compensation committees that also serve as CEOs of another company.

Relative Compensation Levels

Compensation for corporate CEOs has grown at an astonishing pace in recent years, far faster than that for employees in general. A few enlightened companies have set a maximum range they will tolerate between the salaries of their lowest- and highest-paid employees. Shareholders have asked other companies to do the following:

•	Prepare reports comparing the compensation packages of the average and lowest wage earners to those of top management

•	Establish a cap for CEO compensation, tying it to the wage of the lowest-paid workers

We will support these resolutions.

Compensation Consultants — Disclosure of Board or Company’s Utilization

We will support resolutions seeking disclosure regarding the company, board, or board committee’s use of compensation consultants, such as company name, business relationship(s), and fees paid, in order to surface any potential conflicts of interest, and to allow shareholders to adequately assess the reasonableness of proposed compensation arrangements.

Disclosure

Shareholders have asked companies to disclose the salaries of top management beyond those the SEC requires in the proxy statement. We will support these resolutions.

Excessive Stock Option Grants to Executives

Shareholders wishing to promote more broad-based employee ownership of their corporations’ stock have asked corporate boards to limit stock options granted to (1) a single individual to no more than 5% of the total options granted in a single year, and (2) the group of executive officers to no more than 10% of the total options granted in a single year. We will support these resolutions.

Executive Severance Pay Review

Shareholders have criticized boards of directors that grant retiring executives severance pay packages that significantly exceed the standard benefits granted to other company executives, particularly when the company’s financial performance was poor during the executive’s tenure. As a result, shareholders have asked boards to prepare reports that summarize and explain the relationship of their executive severance package policies and philosophies to corporate performance, employee morale, and executive performance incentives. We will support these resolutions.

Nonfinancial Performance

Shareholders have asked companies to review their executives’ compensation and report to shareholders on its link not only to financial performance but also to the company’s performance on the following:

•	Environmental issues

•	Human rights issues

•	Improvements in healthcare quality

•	Exporting U.S. jobs to low-wage countries

•	Closing the wage gap in the U.S. between workers and top management

•	Predatory lending

•	Diversity issues

•	Social issues generally

We will support these resolutions.

Pension Plan Accounting and Financial Transparency

Some corporations use “pension credits,” a projection of the growth of a company’s pension plan, as part of their formula for calculating executive compensation and bonuses. Because pension credits reflect neither operating performance nor even actual returns on company pension plan assets, their use can improperly inflate executive compensation. Pension credits are not based on actual investment returns, but on the “expected return” on plan assets and other assumptions set by management. We believe boosting performance pay with pension income also creates incentives contrary to long-term shareholder interests. Such incentive pay formulas could, for example, encourage management to skip cost-of-living adjustments expected by retirees, or to reduce expected retirement benefits.

We will support resolutions asking companies to exclude pension credits from the calculation of executive compensation. Several companies including AT&T (in response to a Domini proposal), General Electric, Verizon Communications, and Qwest Communications International have adopted these proposals.

We will also support resolutions asking companies to provide transparent reports to shareholders of profit from real company operations, and/or to use part of their pension fund surplus to adjust retiree pay for inflation.

Extraordinary Supplemental Executive Retirement Plans (SERPs) and Preferential Retirement Arrangements

Many companies establish Supplemental Executive Retirement Plans (SERPs) to provide supplemental retirement benefits that exceed IRS limitations on benefits that can be paid from tax-qualified pension plans. Some companies also maintain what are known as extraordinary SERPs, which provide preferential benefit formulas or supplemental pension benefits not provided to other managers under these companies’ regular tax-qualified plans. Some companies also make individual pension agreements with executives that have similar features. The resulting gross disparities between the retirement security offered to senior executives and to other employees can create potential morale problems that may increase employee turnover. Moreover, because these forms of pension compensation are not performance-based, they do not help to align management incentives with long-term shareholder interests.

Shareholders have asked companies to seek shareholder approval of executive pension agreements of this kind. We will support these resolutions.

Performance-Based Stock Options

Shareholders have asked companies to tie executive compensation more closely to company, rather than stock market, performance through the use of performance-based stock options. Performance-based stock options include indexed stock options, which link option exercise prices to an industry index; premium-priced stock options, which have exercise prices that are above the market price of the stock on the date of grant; and performance-vesting options, which vest only after the market price of the stock exceeds a target price greater than the market price on the grant date. We will support these resolutions.

Salary Freeze During Layoffs

Layoffs are generally undertaken as cost-saving measures designed to improve profits and increase the company’s long-term competitiveness. However, increasing the pay of corporate officers while asking employees to sacrifice is hypocritical, damaging to a company’s culture, and indicative of poor corporate governance. We will support resolutions that require companies to freeze the salaries of corporate officers during layoffs and/or until the positive benefits of the layoffs are demonstrated.

Stock Option Expensing

The use of stock options that are not expensed can lead to distorted earnings reports and excessive use of stock options for executive compensation. We will oppose the use of stock options where they are not fully expensed, and support shareholder proposals calling for companies to expense stock options in the company’s annual income statement.

Mergers and Acquisitions — In General

Many studies have concluded that a sizable majority of mergers and acquisitions fail to deliver shareholder value. Nevertheless, shareholders overwhelmingly approve most mergers and acquisitions. At the same time, significant mergers and acquisitions may entail serious social and environmental risks. For this reason, we will review the potential social and environmental costs of any merger or acquisition along with purely financial considerations. Although mergers and acquisitions may offer financial, and even social and environmental, benefits, their tendency to under perform, and their potential to do harm, creates the need for special scrutiny on a case-by-case basis.

We will oppose any merger or acquisition whose resulting company would not qualify for inclusion in our Funds’ portfolios based on their line of business (for example, we would oppose the acquisition of a portfolio holding by a tobacco manufacturer). We will also generally oppose mergers that involve a two-tiered stock offer. When evaluating mergers and acquisitions, in addition to the business case for the deal, where information is available, we will generally consider the following factors:

•	The relative social and environmental performance of the two companies

•	The impact of the merger on employees, including layoffs and proposed post-merger investments in human resources

•	Whether this is a hostile acquisition of a company with a substantially unionized workforce by a company with a non-unionized workforce

•	The acquiring company’s plans for cultural integration of the two companies

•	The acquiring company’s history of acquisitions

•	Executive and board compensation packages tied to successful completion of the merger

•	Change in control provisions in executive employment contracts triggered by the merger

•	Conflicts of interest

•	Corporate governance changes as a result of the merger

In certain industries, such as media, banking, agriculture, telecommunications, and pharmaceuticals, we will consider with caution mergers that will create notably high levels of industry concentration, and may weight such considerations heavily in our decision-making. In some cases, considerations of industry concentration may be the decisive factor.

The Dodd-Frank Wall Street Reform and Consumer Protection Act requires an advisory vote on “golden parachute” arrangements for Named Executive Officers (NEOs) in conjunction with an acquisition, merger, consolidation or proposed sale. We will review these proposals on a case-by-case basis.

Mergers and Acquisitions — Impact of Merger

Shareholders have requested companies to present a report on the impact a merger or acquisition has on employment levels, director and executive compensation, philanthropic commitment, and company products. For example, in the case of a bank merger, shareholders have asked what effect the merger will have on community reinvestment activities (CRA). We will support these resolutions.

Mergers and Acquisitions — Shareholder Approval

Some shareholders have sought to require submission to shareholders of any merger or acquisition, regardless of size. While mergers and acquisitions that decisively change a company’s character should be submitted to its owners for approval, we will oppose all-inclusive resolutions since they are both impractical and entail an unnecessary expense.

Proxy Voting — Confidential Ballot

Many companies’ proxies bear the name of the shareholder, allowing companies to learn who voted how in corporate elections. Confidential voting is necessary to maintain a proxy voting system that is free of pressure. Shareholders have asked that proxy voting be kept confidential, except in those limited circumstances when the law requires disclosure. We will support these resolutions.

Proxy Voting — Supermajority Votes

A company may propose a bylaw requiring that certain types of shareholder resolutions receive a supermajority — sometimes as much as 80% of the vote — to be adopted. We will oppose these resolutions.

We will vote against proposals giving the board exclusive authority to amend the bylaws, and will support proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments as well as for mergers and other significant business combinations.

Reincorporation

When a corporation seeks approval from its shareholders to reincorporate into a different jurisdiction, we will review management’s rationale, and consider such proposals on a case-by-case basis. Occasionally, a corporation will seek to reincorporate in order to reduce its tax burden, or to shield itself from shareholder or consumer lawsuits. We will oppose reincorporation into jurisdictions that serve as tax shelters, such as Bermuda, or that significantly reduce legal rights for shareholders and other corporate stakeholders. We will support shareholder proposals to reincorporate corporations from such jurisdictions.

Shareholder Proposals — Identification of Proponents

Shareholders have asked that management fully identify proponents of all shareholder resolutions. We will support these resolutions.

Shareholder Proposals – Simple Majority Vote Counting Standard

Responsible investors submit a wide array of binding and non-binding shareholder proposals to corporations. Companies routinely announce the voting results of these proposals at their annual meetings, and then report the raw data in an 8-K. Companies are not currently required to count the votes for all proposals according to a consistent simple majority vote standard. Instead, many companies count abstentions as votes against the proposal, often dramatically reducing the reported results. In some cases, true majority votes have been portrayed at the annual meeting as having failed to achieve a majority. This creates confusion among shareholders, with one outcome that the company reports to shareholders and the press, but an entirely different outcome mandated by the SEC for determining a proponent’s eligibility to resubmit a proposal. Although this confusion can be cleared up by re-calculating the vote results based on the raw data provided in the 8-K, the vote announced at the annual meeting is generally the result that is picked up by the press. This diminishes the message shareholder proponents and voters intend to send to management and the board. Many shareholders use abstentions to send a particular signal to management. It is not their intent that such votes be counted against the proposal. We believe companies and shareholders would benefit from a uniform simple majority standard.

We support proposals asking companies to adopt a simple majority vote-counting standard for shareholder proposals, whether in the form of not including abstentions in the formula, or in the form of removing supermajority requirements that are not either approved by shareholders, or mandated by regulation.

Shareholder Rights & Defenses

Bylaw provisions impacting shareholders’ ability to bring suit against the company may include exclusive venue provisions, which provide that the state of incorporation shall be the sole venue for certain types of litigation, and fee-shifting provisions that require a shareholder who sues a company unsuccessfully to pay all litigation expenses of the defendant corporation.

We will vote case-by-case on bylaws which impact shareholders’ litigation rights, taking into account factors such as:

•	The company’s stated rationale for adopting such a provision;

•	The breadth of application of the bylaw, including the types of lawsuits to which it would apply and the definition of key terms; and

•	Governance features such as the shareholders’ ability to repeal the provision at a later date (including the vote standard applied when shareholders attempt to amend the bylaws) and their ability to hold directors accountable through annual director elections and a majority vote standard in uncontested elections.

We will generally vote against bylaws that mandate fee-shifting whenever plaintiffs are not completely successful on the merits (i.e., in cases where the plaintiffs are partially successful).

Takeover — Employee Stock Ownership Plans (ESOPs)

ESOPs should promote active employee ownership. However, some companies have proposed ESOPs as a way to park stock to avoid a takeover. We will oppose ESOPs not intended and designed to promote active employee ownership.

Takeovers — Stock Issuance

Management may seek authorization to issue stock in an effort to avoid a takeover. We will oppose these resolutions.

CAPITAL STRUCTURE

We will vote against proposals at companies with more than one class of common stock to increase the number of authorized shares of the class that has superior voting rights.

We will generally vote against dual class capital structures. We will support proposals seeking the approval of a recapitalization plan for all stock to have one vote per share.

We will vote for proposals to increase the number of authorized common shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Share Buybacks

We will generally support shareholder proposals to increase disclosure to investors about how share buyback decisions are made, and by whom, as well as how potential conflicts of interest are managed.

SOCIAL AND ENVIRONMENTAL ISSUES

GENERAL

Sustainability Reports

Concerned investors increasingly believe that the long-term financial health of a corporation is tied to the economic sustainability of its workers and the communities in which they operate, source, and sell their products. Consequently, these investors have sought to analyze corporate financial, social, and environmental performance, and have asked corporations to prepare sustainability reports detailing their firms’ records in these areas. Some shareholders have requested that companies prepare such reports using the sustainability guidelines issued by the Global Reporting Initiative (GRI). We will support resolutions requesting these reports.

Anti-Corporate Social Responsibility (CSR) Proposals

In recent years, a handful of shareholders have filed proposals modeled on sustainability reporting and political contributions reporting resolutions submitted by social investors. Although the “resolved” clause of these proposals is often very similar—if not identical—to proposals we would generally support, the “whereas” clauses generally advance a very different agenda, calling into question, for example, a company’s efforts to address climate change. Where such proposals request “charitable contribution reports”, prohibit or impose criteria on charitable giving, or require shareholder ratification of charitable grants, we will oppose them as their intent is clearly to limit corporate philanthropy, and because we have generally not had any difficulty obtaining basic information about a company’s charitable giving. Where these proposals seek sustainability reports, we will generally abstain or oppose the proposal, carefully considering the message a vote against a “sustainability report” proposal may send to the company. In general, we view such “anti-social” proposals with skepticism, and will generally oppose them, based on a review of the proposal.

COMMUNITY

Access to Pharmaceuticals — Disclosure of Incentives to Pharmaceutical Purchasers

Drug companies have provided doctors, pharmacy benefit managers, and other pharmaceutical purchasers rebates, payments, and other incentives to purchase their drugs. These incentives are often hidden, and are therefore not passed on to patients. Shareholders have called on pharmaceutical companies to issue reports disclosing the extent and types of incentives they use to influence pharmaceutical purchasers to select their drugs. We will support these resolutions.

Access to Pharmaceuticals — Ethical Criteria for Drug Patent Extensions

Patents on “me too” drugs – modified or identical versions of existing drugs - extend the time it takes for generic drugs to come to market, which are lower in cost but equally effective alternatives to brand names. Shareholders have called into question the ethics of effectively extending the patents on existing drugs, and are concerned about the negative effects of this practice on their companies’ reputations and on consumers’ access to needed treatments.

We will support resolutions asking companies to develop ethical criteria for the extension of patents on prescription drugs and to issue reports on the implications of such criteria.

Cable Companies and Pornography

The availability and the level of graphic, sexually explicit, and/or obscene content on cable channels is expanding. This “mainstreaming” of pornography has become a source of serious concern for some shareholders on both social and financial grounds. Among other things, shareholders have asked cable companies to do the following:

•	Outline the business case for their increasing distribution of pornography

•	Review policies governing content decision-making for cable operations

•	Assess the potential legal issues and financial liabilities posed by possible violations of local obscenity laws and lawsuits from individuals and communities

We will support these resolutions.

Citizen Initiatives — Noninterference by Corporations

According to the Supreme Court, large corporations have a constitutional right to participate in initiative campaigns. However, their financial contributions can and do defeat citizen initiative campaigns for environmental protection, recycling, sustainable resource use, and right to know laws. Shareholders have asked corporations to refrain from contributing to initiative campaigns unless a competitor would gain a competitive advantage from it. We will support such resolutions.

Confidentiality of Personal Information

A variety of high profile data breaches has made cyber-security a key financial and social issue. Some shareholders have called on companies to report on policies and procedures to ensure all personal and private customer information remains so even when business operations are outsourced overseas, contracted, or subcontracted. We will support these resolutions.

Corporate Welfare

Corporate welfare, according to a Time magazine article on the subject, is “any action by local, state or federal government that gives a corporation or an entire industry a benefit not offered to others.” Government officials, business leaders, shareholders, and others worry that corporate welfare leads to unfair market competition and softens the ability of American businesses to compete. We will support resolutions that ask corporations to report the corporate welfare benefits they receive.

Corporate Tax Avoidance

According to the IRS, the United States loses as much as $30 billion annually from corporations that avoid taxes through the use of tax havens. The IRS has also documented how banks as well as investment companies, lawyers, and stockbrokers help clients avoid millions of dollars in taxes by setting up shell companies offshore. U.S. multinational corporations are increasingly attributing their profits to offshore jurisdictions. Globally, the grand total of wealth held offshore has been estimated at $11.5 trillion. Oxfam has noted that “developing countries could be missing out on tax revenues of at least US$50 billion a year; roughly equivalent to the global aid budget.”

Shareholders have filed resolutions with financial institutions seeking a report on policies that are in place to safeguard against the provision of financial services for corporate or individual clients that enables capital flight and results in tax avoidance, and to companies seeking disclosure of the policies and procedures that guide the company’s global tax strategies. We will support these proposals.

Equal Credit Opportunity

Access to capital is essential to participating in our society. The Equal Credit Opportunity Act prohibits lenders from discriminating with regard to race, religion, national origin, sex, age, and the like.

Shareholders have asked for the following:

•	Reports by credit card issuers evaluating credit card marketing, lending and collection practices and the impact these practices have on borrowers in order to avoid engaging in predatory practices.

•	Reports on lending practices in low/moderate-income or minority areas and on steps to remedy mortgage-lending discrimination.

•	The development of fair lending policies that would ensure access to credit for major disadvantaged groups and require annual reports to shareholders on their implementation.

•	The development of policies to ensure that the firm does not securitize predatory loans.

•	Specific actions to prevent predatory lending. (The subprime lending industry was a key component of the financial meltdown of 2008, and has historically been the subject of widespread criticism for systemic abuses known collectively as predatory lending. Predatory lending includes the charging of excessive rates and fees, failing to offer borrowers with good credit interest rates that reflect their sound credit records, requiring borrowers to give up their full legal rights by agreeing to mandatory arbitration as a condition of receiving the loan, and paying large prepayment penalties that make refinancing loans prohibitively expensive. These practices have disproportionate impact on low-income, elderly, and minority borrowers.)

•	The application by nonfinancial corporations, such as auto companies, of Equal Credit Opportunity Act standards to their financial subsidiaries.

•	The application of domestic Community Reinvestment Act standards to emerging market countries.

We will support these resolutions.

Insurance Companies and Economically Targeted Investments

Economically targeted investments (ETIs) are loans made to low- to moderate-income communities or individuals to foster, among many things, small businesses and farms, affordable housing, and community development banks and credit unions. Shareholders have asked for reports outlining how insurers could implement an ETI program. We will support these resolutions.

Land Procurement

Retail firms, particularly “big-box retailers,” can have a significant negative impact on local communities, permanently altering the character of the community’s economy and environment. Controversies that arise as a result may negatively impact the company’s reputation and ability to attract consumers. We will support shareholder proposals asking such companies to develop socially and environmentally sensitive land-procurement policies, and to report to shareholders on their implementation.

Occasionally corporations locate facilities on sites of archeological or cultural importance. Local citizens often protest such plans. Shareholders have asked companies to do the following:

•	Prepare a report on the impact of their plans in culturally sensitive sites

•	Develop policies that would ensure the preservation of communities cultural heritage and the natural environment

•	Consult with affected communities on development plans

•	Maintain high ethical standards when working with governments and partners

•	Cease their operations on these sites once operations have begun

We will support these resolutions.

Lower Drug Prices

Millions of Americans have severely limited or no practical access to crucial prescription drugs because they are either uninsured or underinsured. In addition, shareholders have criticized pharmaceutical companies for using a two-tiered pricing system through which retail purchasers are charged significantly more for drugs than are group purchasers like HMOs and federal government agencies. As a result, the underinsured and uninsured must often pay higher prices for the same drugs than their adequately insured counterparts. We will support resolutions asking companies to report on price restraint policies for pharmaceutical products, and will generally support, on a case-by-case basis, resolutions asking for companies to implement price restraint policies. We will support proposals seeking reports to allow investors to understand the factors pharmaceutical companies use to determine price increases for their drugs.

Minimum Wage Principles

Until the early 1980s, an annual minimum-wage income—after adjusting for inflation—was above the poverty line for a family of two. Today, the federal minimum wage of $7.25 per hour, working 40 hours per week, 52 weeks per year, yields an annual income of only $15,080, well below the federal poverty line for families.1

A minimum wage below the poverty line constitutes an unfair method of competition which burdens business by depressing sales, undermining productivity, increasing worker turnover and leading to labor disputes.

We will support proposals asking companies to adopt principles for minimum wage reform, which recognize that a sustainable economy must ensure a minimum standard of living necessary for the health and general well-being of workers and their families; and the minimum wage should be indexed to maintain its ability to support a minimum standard of living; and to allow for orderly increases, predictability and business planning. We will also support proposals asking companies to report on their response to wealth inequality in our society.

Over-The-Counter (OTC) Derivatives Risk

The use of complex derivatives instruments were a key factor in the financial crisis of 2008. Prior to the crisis, some shareholders sought to evaluate the credit risks associated with exposure to the derivatives market by filing proposals requesting financial companies to provide adequate disclosure of the collateral for over-the-counter derivatives. We will support these resolutions.

Political Contributions, Lobbying Activities and Nonpartisanship

The Supreme Court’s decision in Citizens United v. Federal Election Commission dramatically increased concerns relating to undisclosed corporate spending to influence elections, by sweeping away all limitations on corporate ‘independent expenditures,’ allowing companies to finance advertisements supporting or opposing particular candidates. These payments can be funneled through trade associations and other tax exempt entities that are not required to disclose the sources of their funding.

State regulations regarding political contributions vary widely, and it can be very difficult, if not impossible, to obtain an accurate picture of a corporation’s political involvement. Corporate contributions to entities organized under Section 527 of the Internal Revenue Code, for example, are not required to be disclosed by the corporation, and may present significant risks to shareholder value when these contributions end up supporting causes that contradict corporate policies, or are inimical to shareholder interests.

In addition, corporate contributions to industry trade associations and similar entities that engage in political activity raise additional concerns. These organizations generally do not disclose their membership or the source of their funding. Increasingly, these organizations have taken radical positions, forcing individual corporations to distance themselves from their own representatives. In addition, companies do not always receive full disclosure from the trade associations to which they contribute. Corporate involvement in state judicial races, think-tanks, and other political organizations have also raised concerns. These activities present a broad range of legal, political and reputational risks to companies. We are also concerned that corporate political spending may be creating systemic risks to our economy and our political system.

Shareholders have asked boards of directors to establish oversight of corporate political contributions, to establish corporate political contributions guidelines, to publicly disclose all political contributions made from the corporate treasury, including payments to trade associations and other tax-exempt entities, to disclose the business rationale for the company’s political involvement and the public policy positions taken by the company, and to produce reports detailing the use of corporate resources for political purposes. We will support these resolutions.

We will also support similar proposals seeking transparency in corporate lobbying expenditures.

We will also support proposals advancing principles of corporate nonpartisanship: for example, requesting corporations to refrain from using corporate treasury funds to influence the outcomes of elections or ballot

[1]	http://www.epi.org/publication/minimum-wage-workers-poverty-anymore-raising/

initiatives; or for other partisan political activities, or compelling their employees to contribute to or support particular causes.

Public Interest Obligations

The Federal Communications Act of 1934 requires media companies utilizing the publicly owned airwaves to act as a public trustee, and to fulfill a public interest obligation. Shareholders have asked media companies to report on their activities to meet their public interest obligations. We will support such proposals.

Quality of Healthcare

Many communities are increasingly concerned about the ability of for-profit healthcare institutions to provide quality healthcare. Shareholders have asked corporations operating hospitals for reports on the quality of their patient care. We will support these resolutions.

Redlining

“Redlining” is the systematic denial of services to an area based on its economic or ethnic profile. The term originated in banking, but the same practice affects businesses as different as insurance companies and supermarkets. Shareholders have asked management to appraise their lending practices and develop policies to avoid redlining.

Shareholders have also asked insurance companies to develop “fair housing” policies that would assure adequate homeowner insurance protection in low-income neighborhoods. We will support these resolutions.

DIVERSITY

Note: See also “Board of Directors — Diversity” in our Corporate Governance section.

Equal Employment Opportunity and Affirmative Action Report

All corporations have the power to promote equality in the workplace and the marketplace. Shareholders have asked for reports that may include the following:

•	A chart identifying employees by sex, race, and the various job categories defined by the EEOC

•	A description of affirmative action policies and programs in place

•	The company’s Form EEO-1 disclosure report

•	A report on the percentage of hires during the previous year who were persons with disabilities

•	A description of programs designed to increase the number of women and/or minority managers

•	A description of programs designed to increase the number of persons employed with disabilities

•	A description of how the company is working to eliminate “glass ceilings” for female and minority employees

•	A description of policies and goals to reduce the gender pay gap

•	A report on any material litigation facing the company concerning diversity-related controversies

•	A description of how the company publicizes its affirmative action policies and programs to suppliers and service providers

•	A description of programs directing the purchase of goods and services from minority- and/or female-owned businesses

We will support these resolutions.

Equality Principles on Sexual Orientation

In 1995, a coalition of advocacy groups and businesses, primarily in financial services, developed the Equality Principles on Sexual Orientation. The principles call on companies to do the following:

•	Adopt written prohibitions against discrimination in employment based on sexual orientation

•	Recognize and grant equal status to employee groups formed to address sexual orientation issues in the workplace

•	Include sexual orientation issues in diversity training

•	Grant spousal benefits to domestic partners, regardless of sexual orientation

•	Refrain from using negative stereotypes of sexual orientation in advertising

•	Practice nondiscrimination in the sale of goods and services and the placement of advertisements

Shareholders have asked for reports on the implementation of the Principles. We will support these resolutions. We will oppose shareholder proposals asking companies to remove the words “sexual orientation” from their non-discrimination policies.

Pay Equity

Historically women have not received comparable wages for comparable work in many sectors of our economy, although national legislation requires that they be comparably compensated. Shareholders have asked for reports that companies undertake studies to assure that all women and minorities are paid comparably with their counterparts. We will support these resolutions.

Racial Stereotypes in Advertising

Racial stereotyping persists in advertising and team logos, including the Washington Redskins, and the Cleveland Indians’ “Chief Wahoo.” Shareholders have asked companies to display more sensitivity toward the images they present. We will support these resolutions.

ENVIRONMENT

Note:    See also “Board of Directors—Establish Board Committee on Human Rights or Sustainability” in our Corporate Governance section.

Animal Welfare

Shareholders have asked restaurants and other corporations to adopt animal welfare standards for their operations and suppliers worldwide, and to report these standards, and their progress towards implementing these standards, to shareholders. Shareholders have also filed proposals addressing the practice of “battery cages”, asking supermarkets and other firms to adopt policies to purchase cage-free eggs. We will support these resolutions.

We will examine resolutions asking companies to eliminate animal testing on a case-by-case basis, considering the industry and the purpose of the testing, and whether viable alternatives exist. We will generally support resolutions that ask companies to phase out unnecessary testing, and will support resolutions calling for more humane forms of slaughter, such as “controlled atmosphere killing.”

Chemical Safety

There is rising public awareness and concern about toxic chemicals in consumer products and in the environment. Governments in Europe and elsewhere are acting to restrict the use of toxic chemicals that remain in the environment for long periods, accumulate over time, or are associated with such health effects as cancer, mutations, birth defects, neurological disorders, and learning disabilities (such as Mercury, PVCs, and Phthalates, described below). Companies face increased risk of market exclusion, damage to their reputation, interruption of supply chains, and potential lawsuits as a result. To protect and enhance shareholder value, companies should know what toxic chemicals are in their products, and work to lower toxic hazards and their associated costs.

Shareholders have asked companies to do the following:

•	Phase out specific chemicals of concern that are used in their products where safer alternatives are available, or report on the feasibility of doing so

•	Report on the expected impact on their business of chemical regulation and emerging scientific findings

•	Disclose their policies for identifying, handling, and marketing products containing potentially hazardous chemicals, and for seeking safer substitutes for these chemicals

•	Reformulate products globally to meet the most stringent national or regional standards for toxic chemicals of high concern applicable to those products.

•	To comply with actions sought by the Campaign for Safe Cosmetics, including conducting an inventory of products containing chemicals of concern, proactively seeking safer alternatives, and public reporting on these efforts

We will support these resolutions.

Mercury-Containing Devices

Mercury, a bioaccumulative neurotoxin contained in such devices as thermometers and sphygmomanometers, poses a significant threat to public health. We will support resolutions asking corporations to phase out their production and/or sale of mercury-containing devices.

Nanotechnology Safety

Nanomaterials are molecular-sized materials – much smaller than the head of a pin or a human hair – increasingly used in consumer products. Because of their extremely small size, these materials may easily enter the bloodstream when inhaled or swallowed, and possibly when applied to the skin. Shareholders, including Domini, have filed proposals seeking reports on the use of nanomaterials, which may pose certain risks to human health. We will support these proposals.

PVCs (Polyvinyl Chloride Plastics), Phthalates

PVCs are environmentally hazardous throughout their life cycle (production, use, and disposal). Dioxin, a known human carcinogen, is created during the production of PVC feedstocks, as well as when PVCs are burned in waste incinerators. Among other things, dioxin has been linked to endocrine disruption, reproductive abnormalities, neurological problems, and infertility in humans and animals. In addition, large amounts of chemicals called “phthalates” are used to manufacture flexible PVC products. A commonly used phthalate plasticizer called di-ethylhexyl-phthalate (DEHP) is a probable reproductive toxicant, as well as a toxicant of the liver and kidney.

PVCs are the primary component in 25% of all medical products. These include IV, blood, and enteral feeding bags; oxygen tubing and masks; dialysis tubing; enteral feeding tubes; examination gloves; and sterile packaging. Many non-PVC medical supplies (IV bags, gloves, plasma collection bags, and containers) are currently available and others (tubing, film for collection bags, and blood bags) are under development. We will support resolutions asking companies to phase out the manufacture of PVC- or phthalate-containing medical supplies where safe alternatives are available.

PVCs are also extensively used in building materials such as furniture and floor coverings. We will support resolutions asking companies to report on the risks, financial costs and benefits, and environmental and health impacts of the continued use of PVCs in these types of products.

Greenhouse Gas Emissions and Climate Change

In light of the severe climate-changing effects of greenhouse gas emissions from companies’ operations and products, shareholders have asked companies in a wide variety of industries, including electric utility, oil, real estate, and manufacturing to report on these emissions (using widely accepted formats such as the CDP) and their progress towards reducing them, and to report on how the company is responding to rising regulatory, competitive, and public pressure to significantly reduce carbon dioxide and other greenhouse gas emissions.

Companies have also been asked to tie executive compensation to progress in this area. In addition, oil companies have been asked about their progress toward developing renewable energy sources, and their efforts to comply with climate regulation, oil and gas companies have been asked to report and set targets for reduction of methane emissions in their operations due to intentional venting of natural gas or leakage, while electric utility companies have been asked to report on their progress in helping ratepayers conserve energy and in using benign sources of electricity to reduce CO2 emissions. Shareholders have also asked property and casualty insurance industry firms to report on their exposure to potentially catastrophic risks from natural disasters brought on by worldwide climate change. Increasingly, shareholders, including Domini, are asking companies to set “science based” greenhouse gas reduction targets. We will support these resolutions.

Environmental Hazards to Community

The public has a right to know whether a company uses substances that pose an environmental health or safety risk to a community in which it operates. Shareholders have asked companies to make information about these risks available to enable surrounding communities to assess a facility’s potential impact. We will support these resolutions.

Serious concerns have been raised about the practice of hydraulic fracturing to extract natural gas from shale deposits deep underground. Often, communities are not adequately apprised of potential risks to water and air, and are not provided adequate information during these operations. We will vote for proposals seeking greater transparency on the practice of hydraulic fracturing and its associated risks to both communities and investors.

Environmental Reports

Shareholders have asked companies to prepare general reports describing company programs, progress, and future plans with respect to the reduction of the company’s environmental impacts. Some requests have focused on specific environmental problems, such as hazardous waste sites, pesticide sales and use, deforestation or seafood sourcing. Shareholders have also asked for reports on the environmental and occupational standards that companies require of their suppliers and vendors. We will support these resolutions.

Environmental Standards for International Electronics Industry Subcontractors

The manufacture of semiconductors requires extensive use of toxic chemicals and the use and discharge of large amounts of water. Shareholders have asked certain large U.S. electronics products companies to report on their policies for monitoring the environmental records of their major overseas suppliers. We will support these resolutions.

Forestry Practices

According to the United Nations, forests are rapidly declining at a rate of 33 soccer fields per minute. Endangered forests are home to nearly 50% of the world’s species and 200 million indigenous people worldwide. These forests store extensive amounts of carbon and are critical to mitigating the effects of climate change.

The forest products industry is the largest industrial consumer of endangered forests. Many forests are unnecessarily threatened by industrial logging to meet the demand for paper products that are often used once and discarded.

Stemming this tide of destruction requires a change in how forests are managed, while also looking for opportunities to decrease paper use and increase recycled content. Companies can ensure that their wood products are harvested from sustainably managed forests by purchasing wood or wood fiber bearing the Forest Stewardship Council (FSC) seal. The FSC, a third-party auditor, offers the only independent certification system in the world accepted by the conservation, aboriginal, and business communities. FSC certification recognizes forestry operations that adopt environmentally and socially responsible practices. In addition, virgin tree fiber from logging operations certified to FSC standards is increasingly available.

Shareholders have asked companies to review their policies on the sale of products containing material from old-growth or virgin forests to develop and implement comprehensive policies prohibiting the harvest and trade in products from old growth and endangered forests, to phase out the use of paper from these sources, to report on the feasibility of phasing out the use of non-FSC certified wood products, to increase the use of recycled material, and to report generally on their progress toward implementing sustainable forestry policies. We will support these resolutions.

We will also support resolutions seeking reports on the company’s forestry practices and use of certification schemes. Domini was an early endorser of the Forest Footprint Disclosure Project , now part of CDP (formerly known as the Carbon Disclosure Project), and will support efforts to encourage companies to complete the annual CDP forestry survey regarding exposure to certain key commodities that are linked to deforestation. These commodities include timber, soy, beef, palm oil and biofuels. We will also support proposals asking companies to set appropriate policies to avoid contributing to deforestation and human rights abuses through the sourcing of these commodities, and to produce reports on the implementation of these policies.

Genetically Engineered (GE) Agricultural Products

There is growing concern that GE foods may be harmful to humans, animals, or the environment. There is also concern that any detrimental impact on public health and the environment resulting from these foods may expose companies to substantial financial liabilities. Shareholders have asked companies to delay marketing GE foods until testing proves these products to be safe over the long term. They have also asked companies that are currently marketing GE products to (1) label them as such; (2) adopt a policy to phase them out; (3) report on the financial and environmental costs, benefits, and risks associated with the production and consumption of these products; (4) report on the company’s internal controls related to potential adverse impacts associated with GE organisms and/or (5) report on the feasibility of phasing them out, unless long-term testing proves them safe to humans, animals, and the environment. We will generally support these resolutions, reviewing resolutions related to 1 and 2, above, on a case-by-case basis.

Mining or Exploration and Production in Certain Environmentally Sensitive Regions

Certain regions, such as the Arctic National Wildlife Refuge, the Boreal Forest or the Okefenokee National Wildlife Refuge, are particularly environmentally sensitive. Shareholders have asked natural resource extraction companies to adopt a policy of not exploiting these regions. We will support these resolutions.

Paper Production and Use — Chlorine Bleaching

The insatiable demand for paper has led to clear-cutting of forest for pulp and the use of chlorine bleaching to achieve whiteness in the end product. As both these practices have dire environmental consequences, shareholders have asked paper manufacturers to report on plans to phase out the production of paper using these processes. In addition, shareholders have also asked companies to report on steps taken to eliminate the use of chlorine bleaching in the production of their products. We will support these resolutions.

Pollution Prevention, Recycling, and Product Life-Cycle Responsibility

Implementation of pollution-prevention and recycling programs results in clear benefits to corporations, shareholders, and the environment. Shareholders have asked corporations in environmentally risky industries to adopt a policy requiring each major facility to conduct an annual review of pollution-prevention measures. Shareholders have also asked companies to adopt and report upon plans for the virtual elimination from their operations of certain pollutants that cause severe environmental harm. Others have asked corporations to increase the use of recycled materials in their production processes and/or to implement a strategy encouraging consumers to recycle company products. In addition, shareholders are increasingly asking companies to commit to taking responsibility for the environmental impact of their products during their entire life cycles and to report on the initiatives they use to achieve this objective. We will support these resolutions.

Renewable Fuels and Energy Efficiency

Burning coal and oil contributes to global climate change, acid rain, deteriorating air quality, and related public health and environmental problems. In addition, the use of nonrenewable fuels such as oil and coal is, by definition, an unsustainable business practice. Corporations can significantly reduce their negative impact on the environment by implementing more energy-efficient manufacturing processes and marketing more energy-efficient products. They may also do so through creating products and manufacturing processes that utilize renewable energy sources, several of which are currently cost-competitive. In addition, energy companies can help by increasing their investments in the development of renewable energy sources.

We will support resolutions asking corporations to develop products and operations that are more energy-efficient and/or that rely on renewable fuel sources. We will also support resolutions asking energy companies to increase their investments in the development of renewable energy sources.

Risks Linked to Water Use

There is a need for long-term corporate water use strategies. Corporations are exposed to the following risks linked to water use:

•	Increasing water costs

•	Increasing competition for water supplies

•	Conflicts with local communities over water rights

•	Risk of disruption of water supplies and its impact on business operations

In particular, social investors are concerned with companies involved in the bottled-water industry. These companies risk the potential of being involved in water rights disputes with local communities. We will support resolutions requesting companies to report on the business risks associated with water use and its impact on the corporation’s supply chain, and steps taken to mitigate the impact on water supplies of communities near company operations.

HUMAN RIGHTS

Note:    See also “Board of Directors—Establish Board Committee on Human Rights or Sustainability” in our Corporate Governance section.

Affordable HIV/AIDS, Tuberculosis, Malaria, and Other Drugs for Developing Countries

The vast majority of the millions of living with HIV/AIDS reside in developing countries. Tuberculosis (TB), a disease that is frequently a complication of AIDS, claims approximately 2 million lives annually and is the world’s leading infectious killer. Malaria similarly claims approximately 1.1 million lives.

Shareholders have called on pharmaceutical companies in industrialized nations to develop and implement a policy to provide HIV/AIDS, TB, malaria, and other drug treatments in ways that the majority of people affected by these diseases in developing countries can afford. These resolutions are intended to help provide relief to developing countries that are gravely suffering from these epidemics and to protect the intellectual property of their companies’ products in order to ensure their long-term profitability. We will support these resolutions.

AIDS, Tuberculosis, and Malaria — Impact on Operations

According to UNAIDS, the Joint United Nations Programme on HIV/AIDS, in 2004, 39.4 million people were infected with HIV, and 3.1 million died from the disease. While two thirds of global HIV cases remain in sub-Saharan Africa, infections are rising in every region of the world. In addition, tuberculosis kills 2 million people per year, and malaria an additional million. India and Russia have the steepest increases in HIV infection and are highly exposed to malaria and tuberculosis, respectively. UNAIDS stated that in order to achieve sustainable development in these regions, both the government and the private sector need to address the local AIDS epidemic. The private sector can do so through the provision of comprehensive workplace health coverage, counseling, testing, and treatment programs. In addition, the HIV/AIDS, tuberculosis, and malaria pandemics may have a profound impact on companies that produce products essential to combating infectious diseases, and companies with significant operations in affected areas. We will support resolutions that call for corporate reports on the impact of these diseases on corporate operations in affected areas.

Child Sexual Exploitation

Each year more than two million children are exploited in the global commercial sex trade, some of them as young as 5 years old, with an average age of 14. Child sex tourism is the practice of foreigners sexually exploiting children in another country. It is an organized multibillion-dollar industry that includes tour guides, websites, and brothel maps. Problem countries include Cambodia, Thailand, Costa Rica, Mexico, Dominican Republic, Brazil, India, and others. In 2003, ECPAT, the World Tourism Organization, created a “Code of Conduct for the Protection of Children from Sexual Exploitation in Travel and Tourism” with funding from the United Nations.

Shareholders have filed resolutions asking companies involved in providing tourism services, including hotels, to adopt a policy prohibiting the sexual exploitation of minors on company premises in line with the ECPAT code, and to report to shareholders on the implementation of this policy. We will support these proposals and similar proposals seeking to protect children from other forms of sexual exploitation.

Choosing Where and How to Do Business (Country Selection Criteria)

Companies choose where they will do business, where they will operate their factories, where they will subcontract their work or buy finished goods, and where they will extract natural resources. Shareholders have asked companies to develop guidelines for these choices that include consideration of prevailing human rights conditions in that country, and to report on their due diligence process and metrics for measuring and reducing these risks. They have also asked companies to report on their relationships with individual governments that have poor human rights records, and on their operations in countries suspected of supporting terrorism. We will support these resolutions.

Because companies do not generally disclose all of the countries from which they source product, we will also support proposals seeking disclosure of all countries that represent more than 5% of a company’s global spend.

Financial Services Firms

Global financial institutions play a critical role in ensuring the economic stability of local and national economies, providing financing for a wide variety of development projects and ensuring access to credit for individuals and institutions large and small. They have therefore been the subject of serious attention by concerned investors seeking to achieve a more just and sustainable economic system. For example, Amnesty International and others filed proposals with banks seeking policies to address the genocide in Darfur. These proposals ask these firms to issue reports on how their investment policies address or could address human rights issues.

Financial institutions have also received proposals seeking more complete disclosure to allow investors to understand the bank’s exposure to structured investment vehicles, structured securities, and conduits, and its policies to manage these risks.

Banks have been asked to incorporate social and environmental standards into their underwriting criteria, to adopt environmental commitments, such as the Equator Principles, and to address their impact on climate change by ending financing or investment in mountaintop removal mining, construction of coal-fired plants or the coal industry generally.

We will support these proposals.

International Lending and Economic Development

Programs enforced by the IMF and World Bank are supposed to help developing countries repay loans, but considerable evidence indicates their effects have included the following:

•	Encouraging capital flight from less economically developed countries

•	Eroding human and natural resources

•	Encouraging the inefficient use of capital

•	Decreasing spending for health, education, and housing

•	Undermining a country’s long-term capacity to repay its debts

To help remedy these matters, shareholders have asked financial services companies to develop criteria for the evaluation, support, and use of intermediaries capable of promoting appropriate development in emerging economies. Others have asked for the disclosure of the criteria used in extending loans to developing countries so as to avoid adding to their $1.3 trillion debt to industrialized countries. Shareholders have also asked companies to cancel debts owed to them by developing countries, particularly those designated as Heavily Indebted Poor Countries by the World Bank and the IMF. Still others have asked for information on structural adjustment programs. We will support these resolutions.

Money Laundering

In order to prevent money laundering, shareholders have asked financial institutions not to engage in financial transactions, including no correspondent or payable-through accounts, for any financial institution that is not willing to provide the identity and address of the participants in transactions or relationships or the identity of the beneficial ownership of funds. We will support these resolutions.

Global Companies — Standards of Conduct

Global manufacturing, resource extraction, financial services, Internet sector, and other companies face complex issues arising from the diverse cultures and political and economic contexts in which they operate. Shareholders have asked companies to develop, adopt, and continually improve codes of conduct to guide company policies, programs, and operations, both within and outside their countries of origin, and to publicly report these policies. Shareholders believe these codes should include policies designed to ensure the protection of the environment and human rights, including the payment of just wages, the maintenance of safe working conditions, the avoidance of child and forced labor, and the rights of freedom of association and collective bargaining. Shareholders often ask companies to adhere to policies that conform to the International Labor Organization’s Core Conventions, the United Nations Universal Declaration on Human Rights and the UN Guiding Principles on Business and Human Rights. Shareholders have also asked companies to investigate and report on particular human rights controversies they face. We will support these resolutions.

Supply Chain Standards

The outcry against the use of offshore sweatshops by U.S. retailers that began in the late 1990s, has many origins. Underlying those protests, however, is a common assumption: U.S. corporations have the power to alter the conditions under which their vendors operate. Shareholders have asked companies to adopt codes of conduct that incorporate, at a minimum, the core conventions of the International Labor Organization, and to report on these standards, focusing especially on the workers’ rights to organize and bargain collectively, overall working conditions, and worker compensation. They have also asked for (1) companies to use external, independent monitoring programs to ensure that their vendors comply with their standards; and (2) reports on companies’ efforts to implement and enforce their code of conduct. We will support these resolutions.

In an effort to ensure that migrant workers are protected from exploitation by unscrupulous labor brokers and other forms of forced labor, investors have asked companies to amend their codes and disclose specific remedial efforts taken to ensure that their global supply chain is free of forced or bonded labor, including any efforts to reimburse workers for recruitment fees that were paid. We will support these proposals.

Infant Formula

Nutrition researchers have learned that substitution of infant formula for breast milk increases health risks to children. Shareholders have asked companies that produce infant formula to endorse the WHO/UNICEF Code of Marketing for Breast-Milk Substitutes. We will support these resolutions.

Internet and Telecommunications Censorship and Surveillance

The growth of the Internet and mobile telecommunication services offers considerable opportunities for global broad-based wealth creation, including the advancement of human rights. Companies involved in providing these services and technology are playing a leading role in building global communities and sharing knowledge. We believe that government action to censor, monitor, isolate, and jail users of these technologies for exercising basic human rights outlined in the Universal Declaration of Human Rights threatens the ultimate realization of these benefits. We believe these actions also present significant barriers to growth for Internet and telecommunication sector businesses. As documented by Human Rights Watch and others, the presence of the Internet in repressive-regime countries can help dissidents and others stay informed about relevant political issues, and generally advance the cause of human rights.

In response to revelations that certain U.S. companies are complying with government requests to assist in their efforts to censor and monitor the Internet, which in some cases has resulted in the imprisonment of dissidents, Domini, Boston Common Asset Management, and Reporters Without Borders drafted a joint statement of investors in 2005 calling on Internet businesses to support freedom of expression worldwide (available at www.domini.com). Domini is also a founding member of the Global Network Initiative (www.globalnetworkinitiative.org), a multi-stakeholder initiative designed to assist companies and other stakeholders to oppose government demands that threaten freedom of expression and privacy on the Internet and telecommunication technologies.

Shareholders have filed a variety of resolutions on this issue. We will support those resolutions that advance principles of freedom of expression and privacy by asking companies to adopt policies and procedures to safeguard these rights, and to publicly report on their implementation, but will generally oppose resolutions that require that Internet and telecommunication sector companies pull out of repressive-regime countries.

Justice for Indigenous Peoples

Shareholders have asked natural resource extraction companies to report on their operations on indigenous lands and to address the impact and implications of their activities on both the land and the people. Shareholders have also asked these companies to cease operations on indigenous lands that have an adverse environmental, socioeconomic, or human rights impact on the local population. We will support these resolutions.

Mexico — Maquiladoras

Maquiladoras are facilities operated by U.S. companies just south of the U.S.-Mexico border. There, Mexican workers — paid a fraction of what U.S. workers would require to subsist — assemble parts made in the U.S. and ship the finished goods north. Shareholders may ask corporations’ management to do the following:

•	Initiate a review of their maquiladora operations, addressing issues such as environmental health and safety, or fair employment and wage practices, as well as standards of living and community impact

•	Prepare a report with recommendations for changes in light of the findings

We will support these resolutions.

Privacy Rights

Revelations that telecommunications and Internet firms provided access to customer phone records and communications data to the U.S. National Security Agency have prompted shareholders to ask companies to report on these practices, including steps the company is taking to protect its customers’ private records to ensure that such records are only released when required by law. We will support these resolutions.

Questionable Overseas Payments

U.S. corporations can provide valuable goods and services to developing countries that help them attain a higher standard of living. At the same time, corporations doing business in these countries must be certain they are not violating provisions of the Foreign Corrupt Practices Act that prohibit the accepting of bribes and other questionable payments. Shareholders have asked companies to audit their foreign contracts to ensure that no violations of the Foreign Corrupt Practices Act are occurring. We will support these resolutions.

MILITARISM AND VIOLENCE

Firearms Sales

Violence in the U.S. has increasingly become a major concern. Tens of thousands of Americans die annually due to gunfire, including many children. Restricting easy access to guns is one way of reducing the possibility of gun violence. We will support resolutions that ask certain mainstream retail companies to stop selling firearms and related ammunition, and to return all inventories and related ammunition to their manufacturers.

Violence in Children’s Programming and in Video Games

Children’s television programming can regularly expose children to numerous acts of violence. By the time children finish elementary school, on average they have watched 8,000 murders and 100,000 acts of violence. Shareholders have asked media companies and program sponsors for reports on standards for production and mechanisms for monitoring violent programming. We will support these resolutions.

In addition, researchers have raised concern that playing violent video games may lead to violent behavior among children and adolescents. Shareholders have asked retailers to report on their marketing policies for violent video games. We will support these resolutions.

Workplace Violence

The Bureau of Labor Statistics Census of Fatal Occupational Injuries has documented the significant number of fatal work injuries caused by intentional acts of violence, particularly for female workers. In keeping with the recommendations of the U.S. Occupational Safety and Health Administration, shareholders have asked corporations to develop violence prevention programs in the workplace. We will support these resolutions.

TOBACCO

Insurance and Healthcare Companies Investing in Tobacco

Shareholders have asked insurance and healthcare company boards to report on the appropriateness of investments in the tobacco industry. They have also asked for reports on the impact of smoking on benefit payments for death, disease, and property loss. Shareholders have also asked insurance companies and healthcare providers not to invest in the stocks of tobacco companies. We will support these resolutions.

Limitation on Tobacco Sales to Minors and Others

Shareholders have submitted proposals asking management of grocery chains, convenience stores, service stations, and pharmacies to implement programs to ensure that they do not sell tobacco products to minors, to restrict the promotion and marketing of tobacco products both in the U.S. and abroad, and/or to stop selling them altogether. We will support these resolutions.

Sales of Non-Tobacco Products to Tobacco Industry

Shareholders have asked companies making significant sales of non-tobacco products to the tobacco industry to study the effects of ending these transactions or to stop immediately. Shareholders have also asked companies to study the health impact of certain products sold to the tobacco industry that become part of tobacco products. We will support these resolutions.

Smoke-Free Restaurants

Exposure to secondhand smoke from cigarettes can be harmful to the health of nonsmokers. Shareholders have asked restaurant companies to adopt a smoke-free policy. We will support these resolutions.

Tobacco Advertising

Tobacco is among the most heavily advertised products in the U.S. Shareholders have asked media companies that profit from cigarette advertising to do the following:

•	Develop policies and practices that would ensure that cigarette advertising is not manipulative or misleading

•	Voluntarily adopt the 1996 Food and Drug Administration regulations pertaining to tobacco advertising

•	Assure that tobacco ads are not youth-friendly

•	Assess the financial impact of refusing to run tobacco ads

•	Develop counter-tobacco ad campaigns funded from the revenues they receive from tobacco advertising

•	Prepare reports that address the media’s role in encouraging smoking, particularly among children

Shareholders have also asked media firms to review and report on the ways in which smoking is portrayed in films and television programming. We will support these resolutions.

Tobacco Smoke in the Environment

The hazards of tobacco smoke in the environment — particularly indoors — are well documented. Shareholders have requested that a company refrain from efforts to undermine legislation geared toward restricting smoking in public places and to adopt smoke-free policies. We will support these resolutions.

II.	Voting in Non-U.S. Markets

The general principles guiding Domini’s proxy voting practices apply globally, and we will seek to apply these Guidelines consistently in all markets. However, there are significant differences between the U.S. and other markets that may require Domini to modify the application of these Guidelines for certain non-U.S. markets. We will not, however, lower our standards to conform to local market practice. We will always seek to hold companies to best practices within their markets. Our policies, therefore, will serve as the baseline, but where local best practices exceed our policies, we will apply the higher standard.

Shareblocking and Other Obstacles to Voting

Certain countries impose “shareblocking” restrictions, meaning that a shareholder is prevented from trading shares for a period of time between the date of the deadline for submission of the vote and the annual meeting (these restrictions vary from country to country). Domini will seek to vote its shares for every holding in its portfolio. However, we will forego the opportunity to vote when, in our judgment, shareblocking restrictions could impair our ability to effectively manage our Funds’ portfolios.

In addition, due to particularly onerous procedural impediments in certain countries, we will not always be assured of our ability to vote our clients’ shares, and in certain circumstances may choose not to vote where we believe it may not be in our clients’ best interests to cast a vote. We may also miss opportunities to vote our shares when companies fail to provide information in a timely manner or when custodial or proxy advisory delays prevent us from voting our shares on time. We may also choose not to vote in certain markets that impose fees for voting proxies.

Availability of Information

The availability of information necessary to make informed voting decisions varies widely in non-U.S. markets.

It is common for European companies, for example, to seek shareholder approval of company financial statements. In many cases, however, companies fail to provide their financial statements in a timely manner. Although this is considered a “routine” matter, where we are being asked to approve a report that has not been received, we will vote against the proposal.

Where we are being asked to vote on an item where we have insufficient information to apply our guideline (such as auditor independence), we will abstain, unless it is clear market practice in that country to provide the required information, in which case we will vote against the proposal. As stated below, where we cannot determine the independence of a director, we will assume that director is not independent.

Bundled Proposals

Frequently, non-U.S. companies “bundle” proposals, meaning that they combine several issues into one vote. We believe that shareholders should have the opportunity to vote on each individual issue. We will vote against bundled proposals if we have reason to vote against any individual issue presented, but will support the proposal if we would have supported each issue had they been presented individually.

Election of Directors

We strongly believe that directors should be elected individually. In France, where it is market practice to present directors individually, and Germany, where it is recommended best practice, we will vote against all director slates that are presented as a bundled proposal.

In other countries, where it is common practice to bundle these proposals, we will vote against the entire slate if we have reason to oppose any individual director, where, for example, an individual non-independent director sits on a key committee, or if the board does not include any women.

Due to the difficulty of obtaining information about the background of directors at non-US companies and in consideration of the local context, we will only consider race and ethnicity when applying our board diversity guideline in jurisdictions where we are able to obtain consistent data (currently, Australia, Canada and the United Kingdom). We will apply our voting policy on gender consistently in all markets.

In all markets, we will vote against the election or reelection of any director whose name is not disclosed. Where information is not provided to determine the independence of the director, we will assume the director is not independent. Where the board does not include an audit or remuneration committee, we will assume the entire board serves in that capacity, and will vote against any non-independent directors.

In Sweden, some companies have sought permission to have the Board Chair and representatives of the firm’s largest shareholders (who are not directors) serve on the nominating committee. We will oppose these proposals, as we believe only independent board members should serve on this key committee.

In Germany, and other countries where up to half of the board must consist of employee representatives, we will exclude board members appointed by the government, employees’ representative(s), and employee shareholders’ representative(s) when determining whether the board consists of a majority of independent directors.

Japan and Brazil — Statutory Auditors

Japan: We will generally vote for the election of statutory auditors, unless:

•	The outside statutory auditor nominee is regarded as non-independent based on ISS independence criteria for Japan; or

•	The outside statutory nominee attended less than 75 percent of meetings of the board of directors or board of statutory auditors during the year under review; or

•	The statutory auditor is judged to be responsible for clear mismanagement or shareholder-unfriendly behavior; or

•	Egregious actions related to a statutory auditor’s service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

Brazil: We will vote for the appointment or (re)election of fiscal council members, unless:

•	The name of the management nominee(s) is not disclosed in a timely manner prior to the meeting;

•	There are serious concerns about the statutory reports presented or the audit procedures used;

•	Questions exist concerning any of the statutory auditors being appointed; or

•	The auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

•	Minority shareholders have presented timely disclosure of minority fiscal council nominee(s) to be elected under separate elections, as allowed under Brazilian law.

III.	Domini Impact Investments’ Proxy Voting Procedures

These Procedures are designed to ensure that all proxies for which Domini Impact Investments LLC (“Domini”) has voting authority are cast in the best interests of our clients and Domini Funds’ shareholders, to whom we owe a fiduciary duty.

Domini works with ISS to implement its proxy voting policies, as described below. Domini retains oversight of the proxy voting function, and retains the authority to set voting policies and to vote the proxies of the Domini Funds.2

Domini Impact Investments LLC

Primary responsibility for the proxy voting function at Domini rests with Domini’s Managing Director of Corporate Engagement. Domini’s primary responsibilities include the following:

1.	Developing the Proxy Voting Guidelines: These Guidelines, which set voting policies for all securities for which Domini has authority to vote, are reviewed on at least an annual basis, and updated, when necessary, to reflect new issues raised by shareholder activists, regulatory changes and other developments.[3] Domini is also responsible for developing procedures and additional policies, where necessary, to ensure effective implementation of the Guidelines. The BOT has delegated to Domini the authority to make non-material amendments to the policies and procedures as necessary, subject to annual ratification.

[2]	The Board of Trustees (“BOT”) of the Domini Funds has delegated the responsibility to vote proxies for the Funds to Domini Impact Investments LLC, the Funds’ investment advisor (“Domini”), and to resolve conflicts of interest that may arise in the execution of the proxy voting function. The BOT reviews and adopts Domini’s Proxy Voting Policies and Procedures on an annual basis on behalf of the Funds, and receives quarterly reports from Domini regarding the execution of its proxy voting duties.
[3]	Domini applies one set of voting guidelines to all of its current clients. We are willing to work with reasonable special instructions from clients, subject to resource limitations and overall consistency with our investment approach.

2.	Evaluation of vendors: To ensure that proxies are being voted in a timely fashion, and in accordance with the Guidelines, Domini will receive and review reports from ISS on a quarterly and an as-needed basis.

3.	Identify and address conflicts of interest where they arise (See “Conflicts of Interest,” below)

4.	Voting: ISS makes voting recommendations to Domini based on the Guidelines and casts the actual votes. Domini may override ISS’s vote where we disagree with ISS’s recommendation, up to the “cut off” date for submitting the vote. Where the Guidelines are silent on an issue, where there are unique circumstances that require further examination, or where the Guidelines require a “case-by-case” analysis, ISS will “refer” these items to Domini to determine how to vote, except as noted below.

In making these voting determinations, Domini may draw upon a variety of materials including, for example, analyses provided by ISS or other proxy advisory services, Domini’s independent research, newspaper reports, academic studies, nongovernmental organizations with expertise in the particular issue being voted on, affected stakeholders, and corporate SEC filings, including management’s position on the issue in question. ISS shall vote on matters otherwise eligible for referral in accordance with its own SRI (socially responsible investing) voting policy for certain matters as instructed by Domini based on an annual written comparison of Domini and ISS’ SRI proxy voting guidelines (“Domini/ISS Voting Guideline Comparison”). Domini shall review and update the default voting instructions set forth in the Domini/ISS Voting Guideline Comparison no less frequently than annually. Documentation of the default voting instructions set forth in the Domini/ISS Voting Guideline Comparison shall also be included in the materials submitted to the Funds’ Board of Trustees for its annual review of applicable proxy voting policies.

5.	Reporting to Clients (where client is a fund, to the Domini Funds Board of Trustees): Domini is responsible for ensuring that the following reporting duties are performed: (a) Annual preparation and filing of Form N-PX, containing an annual record of all votes cast for each client. The Form will be posted to Domini’s website and on the SEC’s website at www.sec.gov; (b) Availability of Domini’s Web page containing an ongoing record of all votes cast for the Domini Funds each year; (c) Responding to client requests for proxy voting information; (d) Annual review and update of proxy voting information in Form ADV, Part II, the Statement of Additional Information for the Domini Funds and the Funds’ shareholder reports; (e) Communication of material changes to the Policies or Procedures; (f) Ensuring that all new clients receive a copy of the most recent Form ADV, containing a concise summary of Domini’s proxy voting policies and procedures; (g) Quarterly reporting to the Domini Funds’ Board of Trustees on proxy voting activity.

6.	Recordkeeping — Domini will maintain the following records: (a) the Procedures and Policies, as amended from time to time; (b) records of a client’s written request for information on how Domini voted proxies for the client, and any written response to an oral or written client request for such information; (c) any documents prepared or reviewed by Domini that were material to making a voting decision, or that memorialized the basis for that decision. With the exception of ISS analyses and corporate proxy statements, which are maintained by ISS as noted below, these records will be maintained in an easily accessible location for at least five years from the end of the fiscal year during which the last entry was made on such record. For the first two years, such records will be stored at the offices of Domini Impact Investments.

Domini relies upon ISS to maintain the following records on its behalf, and to provide such records to Domini upon request: (a) proxy statements received regarding client securities (Such proxy statements are also available via electronic filings from the SEC’s EDGAR filing system); (b) records of votes cast on behalf of Domini clients (Annual records are maintained at Domini and filed with the SEC; Database of votes cast is maintained by ISS, and available upon request by Domini).

ISS

ISS and the clients’ custodian monitor corporate events. ISS provides analyses of each issue to be voted on, makes recommendations based on Domini’s Guidelines, and casts each vote (subject to override by Domini). ISS is also responsible for maintaining complete records of all votes cast, including hard copies of all proxies received, preparing voting reports for Domini, and maintaining Domini’s Web page containing an ongoing record of all votes cast for the Domini Funds each year. On occasion, ISS provides consulting services to Domini on the development of proxy voting policies.

Conflicts of Interest

Although Domini Impact Investments does not currently manage any pension plans, administer employee benefit plans, or provide brokerage, underwriting, insurance, or banking services, there are occasions where potential conflicts of interest may arise. For example, potential conflicts of interest may present themselves in these circumstances:

•	A Domini fund is included in the 401(k) plan of a client holding, or Domini may be actively seeking to have one of its funds included in the 401(k) plan of a client holding.

•	A significant vendor, business partner, client or Fund shareholder may have a vested interest in the outcome of a proxy vote.

•	A Domini executive or an individual involved in the proxy voting function may have a personal or business relationship with the proponent of a shareholder proposal or an issuer, or may otherwise have a vested interest in the outcome of a proxy vote.

Our proxy voting policies and procedures are designed to ensure that all proxies are voted in the best interests of all of our clients and Fund shareholders by isolating the proxy voting function from potential conflicts of interest, to the extent possible. Most importantly, the majority of our Guidelines are predetermined, meaning that they outline an issue and determine a specific vote. With few exceptions, these policies are applied as drafted.

In most instances, therefore, votes are cast according to predetermined policies, and potential conflicts of interest cannot influence the outcome of our voting decisions. There are, however, several voting guidelines that require a case-by-case determination, and other instances where we may vary from our predetermined policies where we believe it is in our clients’ and Fund shareholders’ best interests to do so.

Any Domini employee involved in a voting decision is directed to identify any conflicts of interest he or she is aware of, including any contacts from outside parties or other members of Domini’s staff or management team regarding the proxy issue in question.

If conflicts are identified, and they are of a personal nature, that individual will be asked to remove himself or herself from the decision-making process.

Where a proxy voting decision is decided in-house by Domini, the following additional procedures have been adopted to ensure that conflicts of interest are identified and appropriately addressed:

Domini is a relatively small firm, and it is not possible to completely insulate decision-makers from all potential conflicts of interest relating to Domini’s business. If the conflicts are related to Domini’s business, therefore, Domini will do the following:

1.	Domini will delegate the decision to ISS to cast the vote, after verifying that ISS does not have a material conflict of interest. Domini will take all necessary steps to insulate ISS from knowledge of the specific nature of the conflict so as not to influence the voting decision.

2.	If ISS has a conflict as well, where practical, Domini will present the conflict to the client and seek guidance or consent to vote the proxy (where the client is a mutual fund, Domini will seek guidance from the Domini Funds’ independent trustees).[4]

3.	Where Domini is unable to pursue (a), above, or at the direction of the client, Domini will abstain.

[4]	In some cases, disclosure of the specific nature of the conflict may not be possible because disclosure is prohibited by Domini’s privacy policy (where, for example, the conflict concerns a client or Fund shareholder) or may not otherwise be in the best interests of a Domini client, disclosure may violate other confidentiality obligations of the firm, or the information to be disclosed may be proprietary and place Domini at a competitive disadvantage. In such cases, we will discuss the situation with the client and seek guidance.

4.	Domini will keep records of how the conflict was identified and what resolution was reached. These records will be available for review at the client’s request.

These policies and procedures are subject to change without notice. They will be reviewed, and updated where necessary, on at least an annual basis and will be posted to Domini’s website at www.domini.com/proxyvoting.html.

PART C

ITEM 28. EXHIBITS

(6)	a(1)	Second Amended and Restated Declaration of Trust of the Registrant

(11)	a(2)	Amendment to Declaration of Trust of the Registrant

(12)	a(3)	Amendment to Declaration of Trust of the Registrant with respect to the Domini EuroPacific Social Equity Fund and the Domini PacAsia Social Equity Fund

(15)	a(4)	Amendment to Second Amended and Restated Declaration of Trust (reflecting name change from Domini EuroPacific Social Equity Fund to Domini European PacAsia Social Equity Fund effective 11/30/2007)

(16)	a(5)	Amendment to Declaration of Trust of the Registrant with respect to the Class A shares and Institutional shares of the Fund effective 11/28/2008

(18)	a(6)	Amendment to Declaration of Trust of the Registrant with respect to Investor shares and Class A shares of the Domini International Social Equity Fund effective 11/27/2009

(19)	a(7)	Amendment to Declaration of Trust of the Registrant with respect to the Domini International Social Equity Fund, Domini European Social Equity Fund, and Domini PacAsia Social Equity Fund effective 11/27/2009

(21)	a(8)	Amendment to Declaration of Trust of the Registrant with respect to the establishment of the Institutional shares of the Domini Social Bond Fund effective 11/30/2011

(22)	a(9)	Amendment to Declaration of Trust of the Registrant with respect to the establishment of the Institutional shares of the Domini International Social Equity Fund effective 11/30/2012

(27)	a(10)	Amendment to Declaration of Trust of the Registrant with respect to the name changes effective 11/30/2016

(29)	a(11)	Amendment to Declaration of Trust of the Registrant with respect to the establishment of Class Y shares of the Domini Impact International Equity Fund and Domini Impact Bond Fund effective 1/29/2018

(29)	a(12)	Amendment to Declaration of Trust of the Registrant with respect to a change in the principal business address of the Trust effective February 26, 2018

(11)	b	Amended and Restated By-Laws of the Registrant

(5)	d(1)	Management Agreement between the Registrant and Domini Social Investments LLC (“Domini”) with respect to Domini Social Bond Fund

(11)	d(2)	Amendment to Management Agreement between the Registrant and Domini with respect to Domini Social Bond Fund

(10)	d(3)	Submanagement Agreement between Domini and Seix Advisors (“Seix”) with respect to Domini Social Bond Fund

(11)	d(4)	Management Agreement between the Registrant and Domini with respect to Domini European Social Equity Fund

(16)	d(5)	Amendment to Submanagement Agreement between Domini and Seix with respect to the Domini Social Bond Fund effective 4/25/2008

(17)	d(6)	Amended and Restated Management Agreement between the Registrant and Domini with respect to the Domini Social Equity Fund effective 11/28/2008

(22)	d(7)	Amendment to Submanagement Agreement between Domini and Wellington Management with respect to Domini Social Equity Fund and Domini International Social Equity Fund effective 05/01/2012

(23)	d(8)	Submanagement Agreement dated May 30, 2014, between Domini and Seix Investment Advisors LLC (“Seix”) with respect to Domini Social Bond Fund

(25)	d(9)	Submanagement Agreement between Domini and Wellington Management with respect to Domini Social Bond Fund as of 1/7/2015

(28)	d(10)	Amended and Restated Management Agreement between the Registrant and Domini with respect to Domini Impact Bond Fund effective 5/1/2017

(28)	d(11)	Amended and Restated Management Agreement between the Registrant and Domini with respect to Domini Impact Equity Fund and Domini Impact International Equity Fund effective 5/1/2017

(28)	d(12)	Amended and Restated Submanagement Agreement between Domini and Wellington Management with respect to Domini Impact Bond Fund effective 5/1/2017

(28)	d(13)	Amended and Restated Submanagement Agreement between Domini and Wellington Management with respect to Domini Impact Equity Fund and Domini Impact International Equity Fund effective 5/1/2017

(11)	e(1)	Amended and Restated Distribution Agreement with respect to Investor Shares between the Registrant and DSIL Investment Services LLC (“DSILD”), as distributor

(8)	e(2)	Distribution Agreement with respect to Class R Shares between the Registrant and DSILD, as distributor

(12)	e(3)	Amended and Restated Distribution Agreement with respect to Investor Shares between the Registrant and DSILD

(17)	e(4)	Distribution Agreement between the Registrant and DSILD with respect to Class A shares

(17)	e(5)	Distribution Agreement between the Registrant and DSILD with respect to Institutional shares

(29)	e(6)	Distribution Agreement between the Registrant and DSILD with respect to Class Y shares

(3)	g(1)	Custodian Agreement between the Registrant and Investors Bank & Trust Company (“IBT”), as custodian

(7)	g(2)	Amendment to Custodian Agreement between the Registrant and IBT, as custodian

(8)	g(3)	Amendment to Custodian Agreement between the Registrant and IBT, as custodian

(11)	g(4)	Amendment to the Custodian Agreement between the Registrant and IBT, as custodian, effective as of 8/1/05

(12)	g(5)	Amendment to the Custodian Agreement between the Registrant and IBT, as custodian, effective as of 11/30/06

(16)	g(6)	Amendment to Custodian Agreement between the Registrant and State Street Bank and Trust Company (the successor to IBT) effective as of 10/1/08

(25)	g(7)	Amendment to Custodian Agreement between the Registrant and State Street Bank and Trust Company effective as of 1/15/2015

(28)	g(8)	Amendment to Custodian Agreement between the Registrant and State Street Bank and Trust Company effective as of 9/6/2017

(9)	h(1)	Transfer Agency Agreement between the Registrant and BNY Mellon Asset Servicing Inc. (formerly PNC Global Investment Servicing Inc.) (“BNY Mellon”)

(1)	h(2)	Sponsorship Agreement between the Registrant and Domini, as sponsor, with respect to Domini Social Equity Fund

(11)	h(3)	Amendment to Sponsorship Agreement between the Registrant and Domini, as sponsor, with respect to Domini Social Equity Fund

(12)	h(4)	Amendment to Sponsorship Agreement between the Registrant and Domini, as sponsor, with respect to Domini Social Equity Fund

(28)	h(5)	Expense Limitation Agreement effective as of 11/30/2017 with respect to the Domini Impact Equity Fund, Domini Impact International Equity Fund, and Domini Impact Bond Fund

(29)	h(6)	Expense Limitation Agreement effective as of February 15, 2018, with respect to Class Y shares of Domini Impact International Equity Fund and Domini Impact Bond Fund

(3)	h(7)	Expense Limitation Agreement effective as of 6/15/18 with respect to the class A shares of Domini Impact Equity Fund and Domini Impact International Equity Fund

(5)	h(10)	Administration Agreement between the Registrant and Domini

(12)	h(11)	Administration Agreement between the Registrant and IBT dated as of 10/15/02

(12)	h(12)	Amendment dated as of 11/30/06 to the Administration Agreement between the Registrant and IBT

(27)	h(16)	Amendment dated as of 8/01/05 to the Administration Agreement between the Registrant and Investors Bank and Trust Company

(27)	h(17)	Amendment dated as of 11/27/09 to the Administration Agreement between the Registrant and State Street Bank and Trust Company (the successor to Investors Bank and Trust Company)

(14)	h(13)	Amendment to Transfer Agency Agreement between the Registrant and BNY Mellon effective as of 7/5/06

(15)	h(14)	Amendment to Transfer Agency Agreement between the Registrant and BNY Mellon, effective as of 9/5/07

(28)	h(18)	Amendment to Transfer Agency Agreement between the Registrant and BNY Mellon, effective 07/01/2017

(30)	h(19)	Amendment to Transfer Agency Agreement between the Registrant and BNY Mellon, effective March 1, 2018

(16)	h(15)	Shareholder Services Agreement between Registrant and Domini effective 6/2/08

(2)(4)	i	Opinion and consent of counsel
(11)(13)
(17)
(30)

*	j	Consent of independent registered public accounting firm

(8)	m(1)	Amended and Restated Distribution Plan of the Registrant with respect to Investor Shares

(16)	m(2)	Distribution Plan of the Registrant with respect to Class A shares

(7)	n	Multiple Class Plan of the Registrant

(20)	p(1)	Code of Ethics of the Registrant

(26)	p(2)	Code of Ethics of Domini and DSILD

(23)	p(3)	Code of Ethics of Seix Advisors

(28)	p(4)	Code of Ethics of Wellington Management Company, LLP

(28)	q	Powers of Attorney

(1)	Incorporated herein by reference from Post-Effective Amendment No. 11 to the Registrant’s Registration Statement as filed with the SEC on November 25, 1997.
(2)	Incorporated herein by reference from Post-Effective Amendment No. 13 to the Registrant’s Registration Statement as filed with the SEC on September 29, 1999.
(3)	Incorporated herein by reference from Post-Effective Amendment No. 14 to the Registrant’s Registration Statement as filed with the SEC on November 23, 1999.
(4)	Incorporated herein by reference from Post-Effective Amendment No. 16 to the Registrant’s Registration Statement as filed with the SEC on January 13, 2000.
(5)	Incorporated herein by reference from Post-Effective Amendment No. 19 to the Registrant’s Registration Statement as filed with the SEC on November 28, 2000.
(6)	Incorporated herein by reference from Post-Effective Amendment No. 20 to the Registrant’s Registration Statement as filed with the SEC on September 28, 2001.
(7)	Incorporated herein by reference from Post-Effective Amendment No. 23 to the Registrant’s Registration Statement as filed with the SEC on September 29, 2003.
(8)	Incorporated herein by reference from Post-Effective Amendment No. 24 to the Registrant’s Registration Statement as filed with the SEC on November 26, 2003.
(9)	Incorporated herein by reference from Post-Effective Amendment No. 25 to the Registrant’s Registration Statement as filed with the SEC on September 29, 2004.
(10)	Incorporated herein by reference from Post-Effective Amendment No. 27 to the Registrant’s Registration Statement as filed with the SEC on June 10, 2005.
(11)	Incorporated herein by reference from Post-Effective Amendment No. 28 to the Registrant’s Registration Statement as filed with the SEC on August 29, 2005.
(12)	Incorporated herein by reference from Post-Effective Amendment No. 31 to the Registrant’s Registration Statement as filed with the SEC on September 11, 2006.
(13)	Incorporated herein by reference from Post-Effective Amendment No. 32 to the Registrant’s Registration Statement as filed with the SEC on November 17, 2006.
(14)	Incorporated herein by reference from Post-Effective Amendment No. 33 to the Registrant’s Registration Statement as filed with the SEC on September 20, 2007.
(15)	Incorporated herein by reference from Post-Effective Amendment No. 34 to the Registrant’s Registration Statement as filed with the SEC on November 19, 2007.
(16)	Incorporated herein by reference from Post-Effective Amendment No. 36 to the Registrant’s Registration Statement as filed with the SEC on September 26, 2008.
(17)	Incorporated herein by reference from Post-Effective Amendment No. 37 to the Registrant’s Registration Statement as filed with the SEC on November 26, 2008.
(18)	Incorporated herein by reference from Post-Effective Amendment No. 38 to the Registrant’s Registration Statement as filed with the SEC on September 8, 2008.
(19)	Incorporated herein by reference from Post-Effective Amendment No. 39 to the Registrant’s Registration Statement as filed with the SEC on November 24, 2009.
(20)	Incorporated herein by reference from Post-Effective Amendment No. 40 to the Registrant’s Registration Statement as filed with the SEC on November 24, 2010.
(21)	Incorporated herein by reference from Post-Effective Amendment No. 41 to the Registrant’s Registration Statement as filed with the SEC on November 28, 2011.
(22)	Incorporated herein by reference from Post-Effective Amendment No. 43 to the Registrant’s Registration Statement as filed with the SEC on November 28, 2012.
(23)	Incorporated herein by reference from Post-Effective Amendment No. 45 to the Registrant’s Registration Statement as filed with the SEC on November 26, 2013.
(24)	Incorporated herein by reference from Post-Effective Amendment No. 47 to the Registrant’s Registration Statement as filed with the SEC on November 26, 2014.
(25)	Incorporated herein by reference from Post-Effective Amendment No. 49 to the Registrant’s Registration Statement as filed with the SEC on September 21, 2015.
(26)	Incorporated herein by reference from Post-Effective Amendment No. 50 to the Registrant’s Registration Statement as filed with the SEC on November 25, 2015.
(27)	Incorporated herein by reference from Post-Effective Amendment No. 52 to the Registrant’s Registration Statement as filed with the SEC on November 28, 2016.
(28)	Incorporated herein by reference from Post-Effective Amendment No. 52 to the

Registrant’s Registration Statement as filed with the SEC on November 28, 2017.
(29)	Incorporated herein by reference from Post-Effective Amendment No. 56 to the Registrant’s Registration Statement as filed with the SEC on March 23, 2018.
(30)	Incorporated herein by reference from Post-Effective Amendment No. 57 to the Registrant’s Registration Statement as filed with the SEC on June 14, 2018.
*	Filed herewith.

ITEM 29. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

Not applicable.

ITEM 30. INDEMNIFICATION

Reference is hereby made to (a) Article V of the Registrant’s Second Amended and Restated Declaration of Trust, incorporated herein by reference; and (b) Section 4 of the Distribution Agreements by and between the Registrant and DSIL Investment Services LLC, incorporated herein by reference.

The trustees and the officers of the Registrant and the personnel of the Registrant’s administrator and distributor are insured under an errors and omissions liability insurance policy. The Registrant and its officers are also insured under the fidelity bond required by Rule 17g-1 under the Investment Company Act of 1940, as amended.

ITEM 31. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

Domini Impact Investments LLC (“Domini”) is a Massachusetts limited liability company with offices at 180 Maiden Lane, Suite 1302, New York, New York 10038, and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. The officers of Domini are as follows:

Name and Capacity with Domini	Other Business, Profession, Vocation, or Employment During the Past Two Fiscal Years	Principal Business Address

Amy Domini Thornton

Chairperson (since 2016), Chief Executive Officer (2002-2015); Member and Manager (since 1997); Founder, Chief Executive Officer, and Chief Investment Officer (2013-2015), Nia Global Solutions, a former division of Domini

	Chair and Trustee (since 1990) and President of the Trust (1990-2016). Manager (since 1998) and Registered Principal (since 2003), DSIL Investment Services LLC (broker-dealer); Manager, Domini Holdings LLC (holding company) (since 2002); Trustee, New England Quarterly (periodical) (since 1998); Private Trustee, Loring, Wolcott & Coolidge Office (fiduciary) (since 1987); Partner (since 1994), Member (since 2010), Loring Wolcott & Coolidge Fiduciary Advisors, LLP (investment advisor); Member (since 2010), Loring Wolcott & Coolidge Trust, LLC (trust company); Board Member (since 2016), Cambridge Public Library Foundation (nonprofit).	180 Maiden Lane, Suite 1302, New York, New York 10038

Name and Capacity with Domini	Other Business, Profession, Vocation, or Employment During the Past Two Fiscal Years	Principal Business Address

Carole M. Laible CEO and Manager (since 2016), President (2005-2015) and Member (since 2006) of Domini; Chief Operating Officer (2013-2015), Nia Global Solutions, a former division of Domini	Treasurer of the Trust (1997-2017); Vice President of the Trust (2007-2017); President and CEO (since 2002), Registered Principal (since 1998) Chief Financial Officer, Secretary, and Treasurer (since 1998), and Chief Compliance Officer (2001-2014) DSIL Investment Services LLC (broker-dealer); Manager (since 2016), Domini Holdings LLC (holding company).	180 Maiden Lane, Suite 1302, New York, New York 10038

Maurizio Tallini Chief Compliance Officer (since 2005), Member (since 2007), Chief Operating Officer (2011-2017), and Managing Director (2007-2011)	Vice President (since 2007) and Chief Compliance Officer (since 2005), Domini Funds. Chief Compliance Officer (since 2015), Registered Principal (since 2014), and Registered Representative (2012-2015), DSIL Investment Services LLC.	180 Maiden Lane, Suite 1302, New York, New York 10038

Megan L. Dunphy General Counsel (since 2014); Managing Director (2016-2017)	Vice President (since 2013), Secretary (since 2005) and Chief Legal Officer (since 2014), Domini Trust.	180 Maiden Lane, Suite 1302, New York, New York 10038

Christina Povall Chief Financial Officer (since 2014); Managing Director (2016-2017)	Assistant Treasurer (since 2007) and Vice President (since 2013), Domini Funds; Registered Operations Professional, DSIL Investment Services (since 2012)	180 Maiden Lane, Suite 1302, New York, New York 10038

The principal business address of Wellington Management Company LLP (“Wellington Management”), a Delaware limited liability partnership, is 280 Congress Street, Boston, Massachusetts 02210. Wellington Management is an investment adviser registered under the Investment Advisers Act of 1940. Additional information as to Wellington Management and the directors and officers of Wellington Management is included in Wellington Management’s Form ADV filed with the Securities and Exchange Commission (File No. 801-15908), which is incorporated herein by reference and sets forth the officers and directors of Wellington Management and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years.

ITEM 32. PRINCIPAL UNDERWRITERS

(a)	DSIL Investment Services LLC is the distributor for the Registrant.

(b)	The information required by this Item 27 with respect to each manager or officer of DSIL Investment Services LLC is incorporated herein by reference from Schedule A of Form BD as filed by DSIL Investment Services LLC (File No. 008-44763) pursuant to the Securities Exchange Act of 1934, as amended.

(c)	Not applicable.

5

ITEM 33. LOCATION OF ACCOUNTS AND RECORDS

The accounts and records of the Registrant are located, in whole or in part,at the offices of the Registrant and at the following locations:

Name:	Address:
Domini Impact Investments LLC (manager)	180 Maiden Lane, Suite 1302, New York, New York 10038

Wellington Management Company LLP (submanager)	280 Congress Street Boston, MA 02210

DSIL Investment Services LLC (distributor)	180 Maiden Lane, Suite 1302, New York, New York 10038

State Street Bank and Trust Company (custodian)	1 Iron Street Boston, MA 02210

BNY Mellon Investment Servicing (U.S.) Inc. (transfer agent)	4400 Computer Drive Westborough, MA 01581

Iron Mountain Records Management (offsite records storage)	100 Harbor Drive Jersey City, NJ 07305

Drinker Biddle & Reath LLP (counsel to independent trustees of the Trust)	1177 Avenue of the Americas, 41st Floor New York, NY 10036-2714

Datto Corp. (electronic data media storage and backup server)	101 Merritt 7 Norwalk, CT 06851

DLT Solutions (electronic data media storage and backup server)	2411 Dulles Corner Park, Suite 800 Herndon, VA 20171

Data Bank Data Center (electronic data media storage and backup server)	14926 Pony Express Road Bluffdale, UT 84065

Global Relay Communications Inc. (electronic vaulting of email and data media storage)	220 Cambie Street, 2nd Floor Vancouver, B.C. Canada V6B2M9

Advisor Vault (electronic data media storage and backup)	842 Broadview Ave, Toronto, Ontario, M4K 2R1

ITEM 34. MANAGEMENT SERVICES

Not applicable.

ITEM 35. UNDERTAKINGS

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of New York and the State of New York on the 15th day of June, 2018.

DOMINI INVESTMENT TRUST
on behalf of its series: Domini Impact Bond Fund Domini Impact International Equity Fund

/s/ Carole M. Laible
Carole M. Laible President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated below on June 15, 2018.

Signature	Title

/s/ Carole M. Laible Carole M. Laible	President (Principal Executive Officer) and Trustee of Domini Social Investment Trust

/s/ Christina M. Povall Christina M. Povall	Treasurer (Principal Accounting and Financial Officer) and Vice President of Domini Social Investment Trust

Kirsten S. Moy* Kirsten S. Moy	Trustee of Domini Investment Trust

Gregory A. Ratliff* Gregory A. Ratliff	Trustee of Domini Investment Trust

John L. Shields* John L. Shields	Trustee of Domini Investment Trust

*By: /s/ Carole M. Laible
Carole M. Laible Executed by Carole M. Laible on behalf of those indicated pursuant to Powers of Attorney dated July 27, 2017

INDEX TO EXHIBITS

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

j	Consent of independent registered public accounting firm